                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                                  $150,000,000

                           WAREHOUSE LENDING AGREEMENT

                          Dated as of January 30, 1998

                                     between

                          LONG BEACH ACCEPTANCE CORP.,
                                  as Borrower,

                                       and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    as Lender



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                                TABLE OF CONTENTS

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                      ARTICLE I. DEFINITIONS; CONSTRUCTION

Section 1.01 DEFINITIONS ....................................................  1
Section 1.02 ACCOUNTING TERMS AND DETERMINATIONS ............................ 19
Section 1.03 OTHER DEFINITIONAL TERMS ....................................... 19

                   ARTICLE II. AMOUNT AND TERMS OF THE LOANS

Section 2.01 THE LOANS ...................................................... 19
Section 2.02 THE NOTE ....................................................... 20
Section 2.03 MAKING THE LOANS ............................................... 21
Section 2.04 USE OF INITIAL PROCEEDS ........................................ 21

                     ARTICLE III. INTEREST, PAYMENTS, ETC.

Section 3.01 INTEREST ON THE LOANS .......................................... 21
Section 3.02 OPTIONAL PREPAYMENTS ........................................... 21
Section 3.03 MANDATORY REPAYMENTS AND PREPAYMENTS ........................... 22
Section 3.04 FUNDS; MANNER OF PAYMENT ....................................... 23
Section 3.05 DEFAULT INTEREST ............................................... 23
Section 3.06 REQUIREMENTS OF LAW ............................................ 23
Section 3.07 INDEMNITY ...................................................... 24
Section 3.08 ILLEGALITY; SUBSTITUTED INTEREST RATES ......................... 24
Section 3.09 APPLICATION OF PAYMENTS ........................................ 25
Section 3.10 APPLICATION OF PAYMENTS, ESTABLISHMENT OF LOCKBOXES,
             LOCKBOX ACCOUNT, COLLECTION ACCOUNT AND PAYAHEAD ACCOUNT ....... 25
Section 3.11 COLLECTIONS .................................................... 27
Section 3.12 APPLICATION OF COLLECTIONS BY BORROWER ......................... 27
Section 3.13 STATEMENTS TO LENDER ........................................... 28
Section 3.14 PAYAHEADS ...................................................... 28
Section 3.15 ADDITIONAL DEPOSITS ............................................ 28
Section 3.16 TAXES .......................................................... 28

                ARTICLE IV. CONDITIONS TO CLOSING AND THE LOANS

Section 4.01 CONDITIONS PRECEDENT TO THE CLOSING ............................ 29
Section 4.02 CONDITIONS PRECEDENT TO ALL LOANS .............................. 32


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                   ARTICLE V. REPRESENTATIONS AND WARRANTIES

Section 5.01 ORGANIZATION ................................................... 33
Section 5.02 POWER AND AUTHORITY ............................................ 33
Section 5.03 AUTHORIZATION OF BORROWING ..................................... 33
Section 5.04 AGREEMENT BINDING . ............................................ 34
Section 5.05 COMPLIANCE WITH LAW ............................................ 34
Section 5.06 CONSENTS ....................................................... 34
Section 5.07 LITIGATION ..................................................... 34
Section 5.08 FINANCIAL STATEMENTS ........................................... 34
Section 5.09 OTHER OBLIGATIONS .............................................. 35
Section 5.10 REGULATION G ................................................... 35
Section 5.11 INVESTMENT COMPANY ACT, ETC. ................................... 35
Section 5.12 CHIEF EXECUTIVE OFFICE ......................................... 35
Section 5.13 COLLATERAL SECURITY ............................................ 35
Section 5.14 OWNERSHIP OF PROPERTIES ........................................ 36
Section 5.15 FULL DISCLOSURE ................................................ 36
Section 5.16 ERISA .......................................................... 36
Section 5.17 THE SECURITY AGREEMENT, ETC .................................... 36
Section 5.18 ELIGIBLE CONTRACTS ............................................. 36
Section 5.19 INSURANCE ...................................................... 36
Section 5.20 OWNERSHIP OF BORROWER .......................................... 36
Section 5.21 FINANCIAL CONDITION ............................................ 37

                       ARTICLE VI. AFFIRMATIVE COVENANTS

Section 6.01 NOTICE OF DEFAULTS, ETC. ....................................... 37
Section 6.02 TAXES .......................................................... 37
Section 6.03 SEPARATE EXISTENCE; NO COMMINGLING ............................. 37
Section 6.04 FINANCING STATEMENTS ........................................... 37
Section 6.05 BOOKS AND RECORDS; OTHER INFORMATION ........................... 37
Section 6.06 PAYMENT OF FEES AND EXPENSES ................................... 38
Section 6.07 CONTINUITY OF BUSINESS AND COMPLIANCE WITH AGREEMENT ........... 38
Section 6.08 FINANCIAL STATEMENTS AND ACCESS TO RECORDS ..................... 38
Section 6.09 FINANCIAL CONDITION ............................................ 39
Section 6.10 LITIGATION MATTERS ............................................. 39
Section 6.11 FULFILLMENT OF OBLIGATIONS ..................................... 39
Section 6.12 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE ..................... 39
Section 6.13 COMPLIANCE WITH LAWS, ETC ...................................... 39
Section 6.14 BORROWING BASE CERTIFICATES .................................... 39
Section 6.15 MONTHLY REPORTING REQUIREMENTS ................................. 40


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                        ARTICLE VII. NEGATIVE COVENANTS

Section 7.01 ADVERSE TRANSACTIONS ........................................... 40
Section 7.02 GUARANTIES ..................................................... 40
Section 7.03 LIENS .......................................................... 40
Section 7.04 INVESTMENTS; DIVIDENDS ......................................... 40
Section 7.05 LOANS; CAPITAL STRUCTURE; AFFILIATES ........................... 40

                       ARTICLE VIII. EVENTS OF DEFAULT

Section 8.01 EVENTS OF DEFAULT .............................................. 41
Section 8.02 REMEDIES OF DEFAULT ............................................ 44

             ARTICLE IX. ADMINISTRATION AND SERVICING OF CONTRACTS

Section 9.01 ADMINISTRATION AND SERVICING OF CONTRACTS ...................... 45
Section 9.02 COLLECTION AND ALLOCATION OF CONTRACT PAYMENTS ................. 45
Section 9.03 REALIZATION UPON CONTRACTS ..................................... 46
Section 9.04 PHYSICAL DAMAGE INSURANCE ...................................... 46
Section 9.05 MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES ......... 46
Section 9.06 COVENANTS OF BORROWER RELATING TO SERVICING .................... 46
Section 9.07 CUSTODY OF CONTRACT FILES ...................................... 47
Section 9.08 SAFEKEEPING .................................................... 47
Section 9.09 CUSTODIAN TO HOLD LEGAL FILES .................................. 47
Section 9.10 QUARTERLY STATEMENTS AS TO COMPLIANCE: NOTICE OF DEFAULT ....... 47
Section 9.11 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT ........ 48
Section 9.12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
             CONTRACTS ...................................................... 48
Section 9.13 SERVICING AND OTHER EXPENSES ................................... 48
Section 9.14 APPOINTMENT OF SUB-SERVICER .................................... 48
Section 9.15 PROTECTION OF TITLE TO CONTRACTS ............................... 49

                            ARTICLE X. MISCELLANEOUS

Section 10.01 SET-OFF ....................................................... 50
Section 10.02 AMENDMENTS, WAIVERS, ETC. ..................................... 50
Section 10.03 NO WAIVER; REMEDIES CUMULATIVE ................................ 50
Section 10.04 PAYMENT OF EXPENSES, INDEMNITY, ETC. .......................... 50
Section 10.05 HEADINGS DESCRIPTIVE .......................................... 52
Section 10.06 SEVERABILITY .................................................. 52
Section 10.07 ENTIRE AGREEMENT .............................................. 52
Section 10.08 BINDING EFFECT ................................................ 52
Section 10.09 SURVIVAL ...................................................... 52
Section 10.10 GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY .................. 52


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Section 10.11 NOTICE ........................................................ 53
Section 10.12 COUNTERPARTS .................................................. 54
Section 10.13 MERGER OR CONSOLIDATION ....................................... 54
Section 10.14 FUTURE ASSURANCES ............................................. 54
Section 10.15 ASSIGNABILITY ................................................. 54


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SCHEDULES

     SCHEDULE A    Eligible State Schedule ................................ SA-1
     SCHEDULE B    Representations and Warranties of Borrower with Respect
                   to the Contracts ....................................... SB-1
     SCHEDULE C    Location of Contract Files and Legal Files ............. SC-1
     SCHEDULE D    Lockbox Schedule ....................................... SD-1
     SCHEDULE E    Schedule of Insurance Policies ......................... SE-1

EXHIBITS

     EXHIBIT A     FORM OF AMC GUARANTEE ..................................  A-1
     EXHIBIT B     FORM OF BORROWING BASE CERTIFICATE .....................  B-1
     EXHIBIT C     FORM OF CUSTODY RECEIPT OF BORROWER ....................  C-1
     EXHIBIT D     FORM OF DEALER AGREEMENT ...............................  D-1
     EXHIBIT E     DOCUMENTATION CHECKLIST ................................  E-1
     EXHIBIT F     FORM OF CONTRACT .......................................  F-1
     EXHIBIT G     PAYMENT APPLICATION PROCEDURES .........................  G-1
     EXHIBIT H     PAYMENT DEFERMENT POLICY ...............................  H-1
     EXHIBIT I     FORM OF SALE NOTICE ....................................  I-1
     EXHIBIT J     PROGRAM GUIDELINES .....................................  J-1
     EXHIBIT K     FORM OF REMITTANCE CERTIFICATE .........................  K-1
     EXHIBIT L     FORM OF SECURITY AGREEMENT .............................  L-1
     EXHIBIT M     CBT WIRE TRANSFER INSTRUCTIONS .........................  M-1
     EXHIBIT N     FORM OF PROMISSORY NOTE ................................  N-1
     EXHIBIT O     NOTICE OF BORROWING ....................................  0-1
     EXHIBIT P     FORM OF OPINION OF COUNSEL TO BORROWER
                   AND AMC ................................................  P-1
     EXHIBIT Q     LONG BEACH ACCEPTANCE CORP. QUARTERLY
                   COMPLIANCE CERTIFICATE .................................  Q-1
     EXHIBIT R     LENDER WIRE TRANSFER INSTRUCTIONS ......................  R-1
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         WAREHOUSE LENDING AGREEMENT, dated as of January 30, 1998, between LONG
BEACH ACCEPTANCE CORP., a Delaware corporation ("BORROWER"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("LENDER").

                            W I T N E S S E T H :

         WHEREAS, Borrower wishes to borrow certain sums from Lender hereunder in order to purchase and/or originate certain motor vehicle retail installment sale contracts; and

         WHEREAS, Lender is willing, upon the terms and conditions set forth below, to lend such sums to Borrower.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                      ARTICLE I. DEFINITIONS; CONSTRUCTION

         SECTION 1.01 DEFINITIONS. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

         "ADVANCE RATE" means (i) with respect to Class 1 Eligible Contracts, initially ninety five and one-half percent (95.5%), (ii) with respect to Class 2 Eligible Contracts, fifty percent (50%), and (iii) with respect to any Ineligible Contract, zero percent (0%); PROVIDED, HOWEVER, with respect to Class 1 Eligible Contracts, if at any date of determination (a) the then applicable Advance Rate is greater than or less than (b) the anticipated Net Securitization Proceeds Percentage, then the Advance Rate with respect to Class 1 Eligible Contracts shall be modified, as provided in Section 3.03(e), to such anticipated Net Securitization Proceeds Percentage; PROVIDED, FURTHER, that the Advance Rate with respect to Class 1 Eligible Contracts shall not exceed 96%.

         "ADVANCE RATE REDUCTION" means a reduction of the Advance Rate for any Contract pursuant to the first proviso to the definition of "Advance Rate".

         "AFFILIATE" means, with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power, direct or indirect, (i) to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREEMENT" means this Warehouse Lending Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

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         "AMC" means Ameriquest Mortgage Company, a Delaware corporation.

         "AMC GUARANTEE" means the guarantee in the form attached hereto as Exhibit A, as amended, supplemented or otherwise modified from time to time.

         "AMOUNT AVAILABLE" means, with respect to a Remittance Date, the sum of
(i) all collections and proceeds received with respect to the Collateral during the related Collection Period, from whatever source (including without limitation all Scheduled Payments actually collected, prepayments, Liquidation Proceeds, Recoveries, amounts transferred to the Collection Account from the Payahead Account pursuant to Section 3.12(b), but excluding amounts deposited in the Payahead Account), received with respect to the Contracts, and (ii) all Investment Earnings deposited in the Collection Account pursuant to Section 3.10(d) and 3.15 on the related Payment Determination Date.

         "AMOUNT FINANCED" means the amount set forth in the underlying Contract as the "Amount Financed".

         "APPLICABLE LIBOR RATE" means, as of any date of determination, for each Loan the LIBOR Rate in effect on the Interest Rate Determination Date immediately preceding such date of determination; PROVIDED that if such date of determination is also an Interest Rate Determination Date, the Applicable LIBOR Rate for such date shall be the LIBOR Rate as determined on such date.

         "AVAILABLE COMMITMENT" means, as of the date of determination thereof, the amount by which the Commitment exceeds the Total Outstandings.

         "BANKRUPTCY CODE" means the law codified and enacted as Title 11 of the United States Code, entitled "Bankruptcy" and any successor statute thereto, in either case, as now or hereafter in effect.

         "BOARD" means the Board of Governors of the Federal Reserve System.

         "BORROWER" shall have the meaning set forth in the preamble hereof.

         "BORROWING" means a borrowing of a Loan on a Borrowing Date in a minimum amount not less than the Minimum Borrowing Amount.

         "BORROWING BASE" means, at any date of determination, an amount equal to the sum of (a) the product of (x) the then applicable Advance Rate for all Class 1 Eligible Contracts and (y) the aggregate Principal Balance (as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date)), of all Class 1 Eligible Contracts and (b) the product of
(x) the Advance Rate for the Class 2 Eligible Contracts and (y) the aggregate Principal Balance (as of the close of business on the last day of the Collection Period immediately preceding such date of


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determination (or for the first Collection Period, as of the initial Cut-off
Date) of all Class 2 Eligible Contracts; PROVIDED that, notwithstanding the foregoing, as of any such date of determination, the Eligible Contracts that shall be permitted to be included in the foregoing Borrowing Base calculation shall be subject to the following limitations (unless otherwise consented to in writing by Lender):

         (x) no more than Fifteen Million Dollars ($15,000,000) of the amount of the Borrowing Base shall be composed of Class 1 Eligible Contracts which are delinquent thirty (30) consecutive days or more (but not delinquent more than one hundred and nineteen (119) consecutive days) (in each case calculated on the basis of a 360-day year of twelve 30-day months) as of the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date) (after giving effect to the application of the applicable Advance Rate to such Class 1 Eligible Contracts); and

         (y) no more than Ten Million Dollars ($10,000,000) of the amount of the Borrowing Base shall be composed of Class 2 Eligible Contracts (after giving effect to the application of the applicable Advance Rate to the Class 2 Eligible Contracts).

         "BORROWING BASE CALCULATION DATE" shall have the meaning set forth in
Section 6.14 hereof.

         "BORROWING BASE CERTIFICATE" means a borrowing base certificate substantially in the form of Exhibit B hereto (as such Exhibit B may be amended, supplemented or otherwise modified from time to time by the written consent of Borrower and Lender).

         "BORROWING BASE DEFICIENCY" means, as of any date of determination, the amount by which Total Outstandings exceeds the Borrowing Base for such day.

         "BORROWING DATE" means the date a Borrowing occurs hereunder.

         "BRIDGE FACILITY" means the Master Repurchase Agreement (September 1996 Version) dated as of October 9, 1997 between Lender and Borrower, as amended, supplemented or otherwise modified from time to time.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Connecticut, the State of New Jersey or the State of Texas shall be authorized or obligated by law, executive order, or governmental decree to be closed; PROVIDED, HOWEVER, with respect to any action required to be taken solely by Borrower on a Business Day, a "Business Day" shall not include any day on which Borrower's offices are closed because of its regularly scheduled holiday. Any action required to be taken on a day which falls on a day other than a Business Day shall be conducted on the next Business Day.


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         "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "CBT" means Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), a national banking association, and its successors in interest to the extent permitted under the Custody Agreement.

         "CBT WAREHOUSE AGREEMENT" means the Senior Secured Auto Paper Credit Agreement dated as of September 30, 1997 by and between Borrower, CBT and the other lenders identified therein and any security agreement or loan document executed in connection therewith, as amended, supplemented or otherwise modified from time to time.

         "CBT WIRE TRANSFER AMOUNT" means, with respect to any Borrowing Date, the amount designated as such in the related Notice of Borrowing and paid to CBT on such Borrowing Date, at the direction of Borrower, by wire transfer of immediately available funds as specified in the CBT Wire Transfer Instructions.

         "CBT WIRE TRANSFER INSTRUCTIONS" means the wire transfer instructions attached hereto as Exhibit M, as such instructions may be amended from time to time by written notice from Borrower to Lender.

         "CHARGED-OFF CONTRACT" means a defaulted Contract as to which the Servicer has determined in good faith that all Recoveries, including Liquidation Proceeds, which reasonably will be received with respect to such Contract have been received.

         "CLASS 1 ELIGIBLE CONTRACTS" means, for any date of determination, Eligible Contracts that are current or delinquent one hundred and nineteen (119) consecutive days or less (calculated on the basis of a 360-day year of twelve 30-day months) as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date).

         "CLASS 2 ELIGIBLE CONTRACTS" means, for any date of determination, Eligible Contracts that are delinquent one hundred twenty (120) consecutive days or more, but not more than one hundred and seventy nine (179) consecutive days (calculated on the basis of a 360-day year of twelve 30-day months) as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date).

         "CLOSING DATE" means the date that all of the conditions precedent set forth in Section 4.01 hereof have been fulfilled.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.


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         "COLLATERAL" shall have the meaning set forth in the Security
Agreement.

         "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 3.10(c).

         "COLLECTION PERIOD" means, in respect of a Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

         "COMMITMENT" shall have the meaning set forth in Section 2.01 hereof.

         "COMMITMENT PERIOD" means the period commencing with the Closing Date and ending on the Business Day immediately preceding the Termination Date.

         "COMMONLY CONTROLLED ENTITY" means, as to any Person, an entity, whether or not incorporated, which is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended from time to time.

         "CONTRACT" means any retail installment sale contract executed by an Obligor in respect of a Financed Vehicle, (a) under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method, the "actuarial", the "sum of the period balances" or the "sum of the monthly balances" method (or any equivalent method) and (b) (i) identified on a schedule delivered to Lender (in electronic format or hard copy substantially in the form of such schedule delivered on the Closing Date), (ii) which is subject the security interest of the Lender under the Security Agreement and (iii) which has not been released from the Lien of Lender as provided in Section 11 (b) of the Security Agreement.

         "CONTRACT FILES" means, with respect to any Contract and the related Financed Vehicle, each of the following documents:

                  (a) a copy of the fully executed original of the Contract and any related dealer assignment;

                  (b) a copy of the original credit application fully executed by the Obligor;

                  (c) a copy of the Lien Certificate or such documents that Borrower shall keep on file, in accordance with its customary procedures, evidencing the security interest of Borrower in the Financed Vehicle;

                  (d) all other documents listed on the Documentation Checklist in effect on the Borrowing Date relating to such Contract, except that the Contract Files shall contain a copy of those documents the original of which constitutes a part of the Legal File; and


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                  (e) any and all other documents that Borrower shall keep on file, in accordance with its customary procedures, relating to a Contract, an Obligor or a Financed Vehicle.

         "CUSTODIAN" means CBT, in its capacity as custodian under the Custody Agreement, and its successors and assigns consented to by Lender.

         "CUSTODY AGREEMENT" means the Custody Agreement, dated as of October 30, 1995, by and among Borrower, Lender and Custodian, providing for the custody of the Legal Files, as may be amended, supplemented or otherwise modified from time to time.

         "CUSTODY RECEIPT" means, as applicable, a confirmation of receipt by
(i) Borrower of the items to be included in the Contract Files for each Contract to be pledged to Lender under the Security Agreement, substantially in the form of Exhibit C hereto or (ii) the Custodian of the items to be included in the Legal Files for each Contract to be pledged to Lender under the Security Agreement, substantially in the form of Exhibit A to the Custody Agreement.

         "CUT-OFF DATE" means, in respect of any Contract, the related Borrowing Date or such other date as may be specified in the related Notice of Borrowing.

         "DEALER" means the dealer who sold a Financed Vehicle to an Obligor and who originated and assigned the Contract relating to such Financed Vehicle to Borrower under an existing Dealer Agreement between such Dealer and Borrower, and any successor to such Dealer.

         "DEALER AGREEMENT" means any agreement between Borrower and a Dealer with respect to the origination of Contracts, substantially in the form attached hereto as Exhibit D or such other form as shall be approved by Lender, which approval shall not be unreasonably withheld.

         "DEALER RECOURSE" means, with respect to any Contract, all rights arising under the related Dealer Agreement or otherwise against the Dealer which originated such Contract.

         "DEALER TITLE ADDENDUM" means, with respect to each Contract as to which the Dealer Title Guaranty, if applicable, is included in the related Dealer Agreement, a schedule of Dealers delivered to Custodian listing all Dealers for which the Dealer Title Guaranty is included in the related Dealer Agreement.

         "DEALER TITLE GUARANTY" means, where, for reasons that are reasonably acceptable to Borrower, the relevant Dealer is temporarily unable to furnish a Lien Certificate, a written guaranty of such Dealer (which may be included in the related Dealer Agreement if so indicated on the Dealer Title Addendum); each of such documents having been signed where required by the Dealer in the appropriate spaces, and with all blanks properly filled in and otherwise correctly prepared.

         "DEFAULT" means any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.


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         "DOCUMENTATION CHECKLIST" means the Documentation Checklist attached hereto as Exhibit E, as the same may be amended from time to time with the prior written consent of Lender, such consent not to be unreasonably withheld.

         "DOLLAR" and the sign "$" means lawful money of the United States of America.

         "ELIGIBLE CONTRACTS" means all Contracts other than Ineligible
Contracts.

         "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "ELIGIBLE INSTITUTION" means (a) the corporate trust department of CBT, so long as it shall be acceptable to Lender or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and Aaa or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to Lender and (ii) whose deposits are insured by the FDIC. If so qualified, CBT may be considered an Eligible Institution for the purposes of clause (b) of this definition.

         "ELIGIBLE INVESTMENTS" means book-entry securities, negotiable instruments or securities, having a maturity date as specified in Section 3.10(d), represented by instruments in bearer or registered form which evidence:

                  (i) Direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (ii) Demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a short-term credit rating of A-1+ or better by S&P and P-1 or better from Moody's;

                  (iii) Commercial paper having, at the time of the investment or contractual

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         commitment to invest therein, a rating from Moody's of P-1 or better and a rating of A-1+ or better from S&P;

                  (iv) Investments in money market funds having a rating from Moody's in the highest investment category granted thereby and a rating of AAA from S&P;

                  (v) Demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC;

                  (vi) Bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

                  (vii) Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above; and

                  (viii) Any other investments approved in writing by Lender.

         "ELIGIBLE STATE" means any state or other jurisdiction listed in Schedule A, and any other state or jurisdiction approved by Lender, which approval shall be deemed to have been granted by Lender upon Borrower's delivery to Lender of a request to add such additional state(s) and, with respect to any state or jurisdiction in which Contracts comprising ten percent (10%) or more of the value of the Collateral (but only such Collateral that consists of Contracts) have been originated, delivery of (a) an Opinion of Counsel, who may be an employee of or counsel to Borrower, in form and substance satisfactory to Lender, to the effect that Borrower has all necessary licenses and approvals to originate and service Contracts originated in such other state or jurisdiction and (b) an Opinion of Counsel, who shall not be an employee of or counsel to Borrower, in form and substance satisfactory to Lender (i) with respect to the method of perfecting a security interest in the Financed Vehicles securing Contracts originated in such other state or jurisdiction, and (ii) as to such other matters as Lender shall reasonably request unless within five (5) Business Days of such delivery Lender has advised Borrower that the form or substance of such request or required opinion(s) is not in compliance with the requirements of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.01 hereof.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "FINANCED VEHICLE" means a new or used automobile, van, sport utility vehicle or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "FORMS OF CONTRACT" means the forms of Contract attached hereto as Exhibit F, as such forms may be amended from time to time with prior notice to Lender; PROVIDED, however, that upon the reasonable request of Lender, Borrower shall deliver an Opinion of Counsel (who shall not be an employee of or counsel to Borrower) in connection with any such amendment with respect to any Contracts originated in any state or other jurisdiction comprising ten percent (10%) or more of the Collateral (but only such Collateral that consists of Contracts) (a) to the effect that, among other things, such form, as so amended, (i) when properly completed, would constitute the legal, valid, binding and enforceable obligation of the buyer and seller named therein and (ii) complies with all applicable state and federal laws, including, without limitation, consumer protection and disclosure laws, and (b) as to such other matters as Lender shall reasonably request.

         "GAAP" means generally accepted accounting principles as in effect in the United States, as may be in place from time to time, applied on a consistent basis.

         "GOVERNMENTAL AUTHORITY" means any nation, government, or State, or any political subdivision thereof, or any court, stock exchange, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GUARANTEE" means, as to any Person (the "GUARANTEEING PERSON"), any obligation of the Guaranteeing person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee shall not include the endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any guarantee of any Guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (b) the maximum amount for which such Guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such Guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such Guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Guaranteeing person in good faith.

         "INDEBTEDNESS" means with respect to any Person, without duplication,
(a) all obligations
of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (only to the extent of the fair market value of such asset if such indebtedness has not been assumed by such Person), (d) all Guarantees of such Person, (e) all capitalized lease obligations of such Person, and (f) all obligations of such Person as an account party in respect of letters of credit and similar instruments issued for the account of such Person.

         "INELIGIBLE CONTRACT" means any Contract (i) as to which there is a breach of any representation, warranty or covenant set forth in Schedule B hereto which breach materially and adversely affects such Contract, (ii) which is not a Charged-Off Contract or a Liquidated Contract, (iii) as to which the related Financed Vehicle has been liquidated by repossession and sale thereof or through casualty and receipt of insurance proceeds thereof or is otherwise reflected properly as a deficiency balance, (iv) which is delinquent more than one hundred and seventy nine (179) consecutive days (calculated on the basis of a 360-day year of twelve 30-day months) as of the close of business on the last day of the Collection Period immediately preceding the date of determination (or for the first Collection Period, as of the initial Cut-off Date), (v) which has been modified in contravention of the Payment Deferment and Due Date Change Policies, (vi) as to which there is a breach of any covenant set forth in
Section 9.02, 9.05, 9.06 or 9.15, or (vii) as to which Borrower has not received the Lien Certificate for the applicable Financed Vehicle within one hundred fifty (150) days after the last day of the month in which the Contract applicable thereto became subject to the Lien of Lender under the Security Agreement; PROVIDED, that if any such event or condition is thereafter cured or remedied, such Ineligible Contract shall be reinstated as an Eligible Contract upon written notice by Borrower to Lender that such Contract was previously an Ineligible Contract.

         "INSURANCE POLICIES" means any comprehensive and collision, fire and theft and physical damage insurance policies maintained by Obligors (including, without limitation, the Obligor's comprehensive insurance policy), any credit policy (including without limitation credit life and credit disability), any VSI Policy covering the Contracts, Obligors and/or Financed Vehicles, any service contracts and any GAP insurance.

         "INTEREST RATE DETERMINATION DATE" means, with respect to each Loan,
(i) the proposed Borrowing Date of such Loan, and (ii) thereafter, each Remittance Date. Notwithstanding anything herein to the contrary, regardless of when in any calendar month a Borrowing Date shall occur, the next Interest Rate Determination Date with respect to the Loan for such Borrowing Date shall be the Remittance Date scheduled to occur in that calendar month.

         "INVESTMENT EARNINGS" means, with respect to any Remittance Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account, which investment earnings are to be deposited into the Collection Account no later than the Business Day immediately preceding the related Remittance Date pursuant to Section 3.10(d).

         "LEGAL FILES" means, with respect to each Contract, the following documents held by the Custodian under the Custody Agreement: the fully executed original of such Contract with fully executed assignment from the related Dealer to Borrower (together with any agreements modifying the Contract, including, without limitation, any extension agreements), a fully executed assignment in blank from Borrower, the Lien Certificate or the Title Package, the fully executed original of any form legally required to be executed by a co-signer, evidence of verification of physical damage insurance coverage and the original of the Obligor's credit application, and such other documents as may be specified in writing by Lender to Borrower and Custodian. Notwithstanding the foregoing, in the event the customary procedures and practices of any applicable state permit the use of any instrument or document in lieu of evidence of verification of physical damage insurance coverage, the term "Legal Files" shall be deemed to include any such instrument or document in lieu of evidence of verification of physical damage insurance coverage.

         "LENDER" shall have the meaning set forth in the preamble hereof.

         "LENDER WIRE TRANSFERS INSTRUCTIONS" means the wire transfer instructions attached hereto as Exhibit R, as such instructions may be amended from time to time by written notice from Lender to Borrower.

         "LIBOR BUSINESS DAY" means a Business Day on which trading in Dollars is conducted by and between banks in the London interbank market.

         "LIBOR RATE" means, with respect to each Interest Rate Determination Date, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) for Dollar deposits with a duration of one (1) month at or about 11:00 a.m. (London time) on the second (2nd) LIBOR Business Day prior to such Interest Rate Determination Date on the Telerate Page 3750 on such date, or if such page ceases to display such information, then such other page as may replace it on that service for the purpose of display of such information (the "Telerate Rate"). If the Telerate Rate cannot be determined, then the LIBOR Rate means, with respect to such Interest Rate Determination Date, the arithmetic mean of the rates of interest (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered to two prime banks in the London interbank market (selected by Lender) of Dollar deposits with a duration of one (1) month at or about 11:00 a.m. (London time) on the second (2nd) LIBOR Business Day prior to such Interest Rate Determination Date.

         "LIBOR RATE MARGIN" means two percent (2.00%).

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

         "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party or such other evidence acceptable to the Registrar of Titles of the applicable state, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any Jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party.

         "LIQUIDATED CONTRACT" means (i) any Contract liquidated by Borrower through the sale of the related Financed Vehicle or (ii) any Contract with respect to which the Borrower has received insurance proceeds with respect to the related Financed Vehicle that suffered a casualty or otherwise (other than with respect to a Financed Vehicle that only suffered a partial casualty).

         "LIQUIDATION PROCEEDS" means, with respect to any Liquidated Contract, the moneys collected in respect thereof during the Collection Period in which such Contract became a Liquidated Contract, from whatever source (including Dealer Recourse), net any amount required by law to be remitted to the Obligor on such Liquidated Contract; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Contract shall in no event be less than zero.

         "LIST OF CONTRACTS" shall have the meaning set forth in Section 4.02(e)(ii) hereof.

         "LOAN" shall have the meaning set forth in Section 2.01 hereof.

         "LOAN DOCUMENTS" means and include this Agreement, the Note, the Security Agreement and all other documents and instruments executed and delivered in connection herewith or therewith (including, without limitation, the Related Documents).

         "LOCKBOX ACCOUNT" means the account designated as such, established and maintained pursuant to Section 3.10(b).

         "LOCKBOX AGREEMENT" means the Agency Agreement dated as of March 1, 1997, among CBT, Borrower and Lender, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

         "LOCKBOX DEPOSITORY" means CBT, and/or such other financial institutions as determined by Lender upon written notice to Borrower.

         "LOCKBOXES" shall have the meaning ascribed thereto in Section 3.10(a).

         "MARGIN STOCK" shall have the meaning set forth in Regulation G of the Board.

         "MARKET VALUE" means, at any date of determination with respect to each Contract, the Principal Balance of such Contract as of such date.

         "MATERIAL ADVERSE CHANGE" means a material adverse change in, or the disclosure or discovery of any information not previously disclosed to Lender which Lender reasonably deems material and adverse relating to, the business, operations, properties, condition (financial or otherwise) or prospects of Borrower or AMC, in each case, individually, or with its respective Subsidiaries, taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, properties, condition (financial or otherwise) or prospects of Borrower or AMC, in each case, individually, or with its respective operating Subsidiaries, taken as a whole, or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of Lender hereunder or thereunder, or (c) the enforceability or collectibility of any Contract, or (d) the ability of Borrower to perform its obligations under any Loan Document to which it is a party.

         "MINIMUM BORROWING AMOUNT" means $5,000,000.

         "MONTHLY DEALER PARTICIPATION FEE" means, with respect to any Remittance Date and Monthly Dealer Participation Fee Contract, the portion of the related dealer participation fee earned during the related Collection Period as specified in the related Dealer Agreement.

         "MONTHLY DEALER PARTICIPATION FEE CONTRACT" means any Contract to be paid in accordance with Borrower's "As-Earned Program" and designated as such on the related List of Contracts.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "MSRP" means, with respect to a new Financed Vehicle, the manufacturer's suggested retail price for such new Financed Vehicle.

         "MULTIEMPLOYER PLAN" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "NET SECURITIZATION PROCEEDS PERCENTAGE" means, at any date of determination, with respect to the next expected securitization of Contracts, a percentage equivalent to (x) an amount equal to (A) the gross sales price of all notes and certificates sold or to be sold (including interest thereon to the anticipated date of settlement), PLUS (B) an amount equal to 60% of the agreed upon value of the excess cash flow certificate or similar residual interest to be retained by the Borrower or its Subsidiary in connection with such securitization, MINUS the sum of (A) any amounts deposited or to be deposited in any spread, reserve, yield supplement or capitalized interest account (provided, with respect to any capitalized interest account, less the amount expected to be released from such account), (B) all underwriting discounts or placement agency fees, (C) all fees, costs and expenses incurred by Borrower and its Affiliates in connection with such securitization (including residual financing), and (D) accrued interest under this Agreement or other financing agreement on the Contracts to the anticipated date of settlement; divided by (y) the anticipated principal balance of the notes and certificates sold or to be sold.

         "NOTE" shall have the meaning set forth in Section 2.02(a) hereof.

         "NOTICE OF BORROWING" shall have the meaning set forth in Section 2.03 hereof.

         "OBLIGATIONS" means (i) the unpaid principal of and premiums, if any, and interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other obligations and liabilities of every nature of Borrower from time to time owing to Lender, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), to the extent such obligations and liabilities arise under, out of, or in connection with, this Agreement or any other Loan Document or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to Lender) that are required to be paid by Borrower pursuant to the terms of this Agreement or any other Loan Document.

         "OBLIGOR" means, with respect to a Contract, the purchaser or co-purchaser of the Financed Vehicle and/or any other person who owes payments under such Contract.

         "OPINION OF COUNSEL" means one or more written opinions of counsel, who, unless otherwise provided herein, may be an employee of or counsel to Borrower, which counsel shall be acceptable to Lender.

         "PAYAHEAD" means, with respect to a Precomputed Contract, as of the close of business on the last day of a Collection Period, the amount (including without limitation any Payable) computed in accordance with Section 3.11 applicable to such Contract.

         "PAYAHEAD ACCOUNT" means the account designated as such, established and maintained pursuant to Section 3.10(c).

         "PAYAHEAD BALANCE" on a Precomputed Contract means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Precomputed Contract, as reduced by applications of previous Payaheads with respect to such Precomputed Contract, pursuant to Sections 3.11 and 3.14.

         "PAYABLE" means, with respect to any Precomputed Contract, the sum of
(i) any amount received from or on behalf of the related Obligor which, pursuant to the Payment Application

Procedures, is to be applied as a partial principal prepayment which is not to be applied to Scheduled Payments on such Contract until the earlier of (a) such time as such application would result in such Precomputed Contract being paid in full, including the payment of late charges and miscellaneous fees and (b) the Collection Period in which such Precomputed Contract became a Liquidated Contract, and (ii) any amounts received by Borrower in respect of any rebatable items (such as amounts in respect of cancelled service contracts, extended warranties or insurance policies and similar items, the cost of which was included in the Amount Financed for such Precomputed Contract) relating to such Precomputed Contract which is not to be applied as a prepayment of principal until the earlier of (a) such time as such application would result in such Precomputed Contract being paid in full, including the payment of late charges and miscellaneous fees and (b) the Collection Period in which such Precomputed Contract became a Liquidated Contract.

         "PAYMENT APPLICATION PROCEDURES" means the Payment Application Procedures attached hereto as Exhibit G.

         "PAYMENT DEFERMENT AND DUE DATE CHANGE POLICIES" means the Payment Deferment and Due Date Change Policies attached hereto as Exhibit H, as the same may be amended from time to time with the prior written consent of Lender.

         "PAYMENT DETERMINATION DATE" means, with respect to any Remittance Date, the Business Day immediately preceding such Remittance Date.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "PERMITTED BORROWING DATE" means, during the Commitment Period, two (2) Business Days following the Borrower's delivery of a Notice of Borrowing to the Lender.

         "PERSON" means any individual, partnership, firm, corporation, association, joint venture, trust, limited liability company or other entity of whatever nature.

         "PLAN" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

         "PRECOMPUTED CONTRACT" means any Contract under which the portion of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the "actuarial", the "sum of periodic balances" or the "sum of monthly balances" method (or any equivalent method).

         "PRIME RATE" means the prime rate (or if a range is given, the average of such prime rates) listed under "Money Rates" in THE WALL STREET JOURNAL for such date or, if THE WALL STREET JOURNAL is not published on such date, then in THE WALL STREET JOURNAL most recently published.

         "PRINCIPAL BALANCE" means, with respect to (a) a Precomputed Contract, as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum (without duplication) of (1) that portion of all Scheduled Payments actually collected from or on behalf of the related Obligor on or prior to such day and allocable to principal using the actuarial or constant yield method (excluding Payaheads retained in the Payahead Account, but including Payaheads that have been applied to reduce the Principal Balance of such Contract), and (ii) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Precomputed Contract and (b) a Simple Interest Contract, as of the close of business on the last day of a Collection Period, the Amount Financed minus the portion of all payments actually collected from or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method.

         "PROGRAM GUIDELINES" means the Long Beach Acceptance Corp. Program Guidelines, a copy of which is attached hereto as Exhibit J, as such Program Guidelines may be amended from time to time; PROVIDED, that in the event of any such amendment, Borrower will give Lender prior written notice of any such amendment or in the event that such amendment is a material amendment, Borrower shall obtain Leader's prior written consent to any such amendment.

         "RATING AGENCY" means each of Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by Lender, notice of which designation shall be given to Borrower.

         "RECEIVABLES CORP." means Long Beach Acceptance Receivables Corp., a Delaware corporation and wholly owned Subsidiary of Borrower.

         "RECEIVABLES PURCHASE FACILITY" means the Receivables Purchase Facility and Servicing Agreement dated as of July 17, 1996, between Borrower, as seller and servicer, and Lender, as purchaser, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "RECORDS" means, with respect to any Contract, all documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Contract.

         "RECOVERIES" means, with respect to any Contract that becomes a Liquidated Contract, monies collected in respect thereof during any Collection Period following the Collection Period in which such Contract became a Liquidated Contract, from whatever source (including Dealer Recourse), net of any amount required by law to be remitted to the Obligor.

         "REGULATION G" means Regulation G promulgated by the Board.

         "RELATED ASSETS" means (i) Borrower's security interest in Financed Vehicles, (ii) Borrower's rights, remedies, powers and privileges under the Contracts, including any personal guaranty thereof, (iii) Borrower's rights, remedies, powers and privileges under the Custody Agreement, (iv) Borrower's rights, remedies, powers and privileges under the Dealer Agreements, including but not limited to Dealer Recourse and any holdback amounts, (v) insurance proceeds or rebates under Insurance Policies and (vi) all proceeds of the foregoing, in each case, only to the extent such items relate to the Contracts.

         "RELATED DOCUMENTS" means the Custody Agreement and the AMC Guarantee.

         "REMITTANCE CERTIFICATE" means a remittance certificate substantially in the form of Exhibit K hereto.

         "REMITTANCE DATE" means the fifteenth (15th) day of each month, or if such day is not a Business Day, the Business Day immediately succeeding such day commencing with the first such date to occur in February, 1998.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA.

         "REQUIREMENT OF LAW" means, as to any Person, any law, statute, rule, treaty, regulation, or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which any such Person or any of its properties may be bound or affected.

         "RESIDUAL FINANCING AGREEMENTS" means, collectively, (i) the Credit and Security Agreement dated as of March 31, 1997 by and among the Lender, as lender, Receivables Corp., as borrower, and the Borrower, as guarantor, as amended pursuant to Amendment No. 1 thereto dated as of January 30, 1998, and as otherwise may be amended, modified or supplemented from time to time pursuant to the terms thereof, (ii) the Credit and Security Agreement dated as of August 29, 1997 by and among the Lender, as lender, Receivables Corp., as borrower, and the Borrower, as guarantor, as amended pursuant to Amendment No. 1 thereto, dated as of January 30, 1998, and as otherwise may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, (iii) the Credit and Security Agreement dated as of January 30, 1998 by and among the Lender, as lender, Receivables Corp., as borrower, and the Borrower, as guarantor, as may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof and (iv) each other loan or credit agreement among the Lender and Receivables Corp. secured by residual interests of the securitizations of the Contracts and listed on Schedule G (as such Schedule G may be amended from time to time in accordance with the terms of the related Residual Financing Agreement) to any other Residual Financing Agreement (including without limitation those Residual Financing Agreements listed in clauses (i) through
(iii) of this definition), as each such other agreement may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

         "RESPONSIBLE OFFICER" means any of the president, chief executive officer, chief financial officer, any executive vice president or secretary of Borrower or AMC, as the case may be.

         "RF AMENDMENTS" means, collectively, Amendments No. 1 to the credit and security agreements referred to in clauses (i) and (ii) of the definition of Residual Financing Agreements.

         "SALE" means a sale of Contracts either through (a) a securitization of such Contracts or (b) a "whole loan" sale of such Contracts.

         "SALE NOTICE" means a sale notice substantially in the form of Exhibit I hereto.

         "SCHEDULED PAYMENT" means the payment required to be made by the Obligor during the related Collection Period as set forth in the related Contract.

         "SECURITY AGREEMENT" means the security agreement between Borrower and Lender substantially in the form of Exhibit L hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "SERIES 1998-1 RF AGREEMENT" means the credit and security agreement referred to in clause (iii) of the definition of Residual Financing Agreements, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "SIMPLE INTEREST CONTRACT" means any Contract under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the date through which the preceding payment of interest was applied and the remainder of such payment is allocable to principal.

         "SKIP CONTRACT" means a defaulted Contract as to which the Servicer can determine the location of neither the related Obligor nor the related Financed Vehicle.

         "STANDARD & POOR'S" or "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, or its successor.

         "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "TERMINATION DATE" means the date which is 364 days following the Closing Date, or such earlier date if the Commitment is sooner terminated in accordance with the terms hereof.

         "TITLE" shall have the meaning set forth in the Security Agreement.

         "TITLE PACKAGE" means (i) evidence that documentation has been submitted to the appropriate state motor vehicle authority to obtain a Lien Certificate noting the lien of Borrower or (ii) a Dealer Title Guaranty, if any.

         "TOTAL OUTSTANDINGS" means, as of the date of determination, the unpaid principal amount of all Loans outstanding hereunder.

         "VSI POLICY" means any vendor's single interest physical damage insurance policy with respect to Contracts providing insurance coverage for open peril physical loss or damage, instrument non-filing, conversion and confiscation losses and physical loss or damage to repossessed vehicles.

         SECTION 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

         SECTION 1.03 OTHER DEFINITIONAL TERMS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

         Any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

                    ARTICLE II. AMOUNT AND TERMS OF THE LOANS

         SECTION 2.01 THE LOANS.

                  (a) Lender agrees, upon the terms and subject to the conditions and relying upon the representations and warranties hereinafter setforth, to make one or more loans (each, a "LOAN", and together, the "LOANS") to Borrower up to a maximum principal amount at any one time outstanding of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (the "COMMITMENT") during the Commitment Period.

                  (b) Notwithstanding SECTION 2.01(a), no Loan shall be made:

                  (i) on a day other than a Permitted Borrowing Date;

                  (ii) in an amount less than the Minimum Borrowing Amount;

                  (iii) in an amount which would exceed the Available Commitment on such day;

                  (iv) with respect to Eligible Contracts which are delinquent thirty (30) consecutive days or more as of the last day of the Collection Period immediately preceding the related Borrowing Date (or for the first Collection Period, as of the initial Cut-off Date); PROVIDED, that, on the first Borrowing Date only, a Loan may be made with respect to Eligible Contracts which are delinquent thirty (30) consecutive days or more (calculated on the basis of a 360-day year of twelve 30-day months) as of the close of business on the initial Cut-off Date so long as such Contracts were
(i) (x) financed for Borrower by CBT under the CBT Warehouse Agreement (immediately prior to being pledged as Collateral under the Security Agreement) and (y) not delinquent thirty (30) consecutive days or more (calculated on the basis of a 360-day year of twelve 30-day months) as of the close of business on December 31, 1997 or (ii) (x) financed for Borrower by Lender under the Bridge Facility or the Receivables Purchase Facility (at any time prior to being pledged as Collateral under the Security Agreement) and
(y) not delinquent one hundred and eighty (180) consecutive days or more (calculated on the basis of a 360-day year of twelve 30-day months) as of the close of business on the initial Cut-off Date); PROVIDED FURTHER that with respect to the first Borrowing Date only, a Loan may be made with respect to Eligible Contracts which are delinquent thirty (30) consecutive days or more (calculated on the basis of a 360-day year of twelve 30-day months) as of the initial Cut-off Date (including such Eligible Contracts included in the preceding proviso) so long as (x) no more than Fifteen Million Dollars ($15,000,000) of the amount of the Borrowing Base (after giving effect to any pledges of Collateral on such day) shall be composed of Class 1 Eligible Contracts which are delinquent thirty (30) consecutive days or more (but not delinquent more than one hundred and nineteen (119) consecutive days) (in each case calculated on the basis of a 360-day year of twelve 30-day months) as of the initial Cut-off Date (after giving effect to the application of the applicable Advance Rate to such Class 1 Eligible Contracts) and (y) no more than Ten Million Dollars ($10,000,000) of the amount of the Borrowing Base (after giving effect to any pledges of Collateral on such day) shall be composed of Class 2 Eligible Contracts (after giving effect to the application of the applicable Advance Rate to the Class 2 Eligible Contracts); or

                  (v) in an amount which, when added to the Total Outstandings on such day (before giving effect to the amount of such Borrowing), would result in a Borrowing Base Deficiency. All Loans may be borrowed, repaid and reborrowed in accordance with the terms of this Agreement.

SECTION 2.02 THE NOTE. (a) The Loans shall be evidenced by a promissory note substantially in the form of Exhibit N hereto, duly executed by Borrower, dated the date hereof, payable to the order of Lender in the maximum principal amount equal to $150,000,000 (the "NOTE"). Lender is hereby authorized to record the dates and amounts of all Loans made by Lender to Borrower under this Agreement and the dates and amounts of all payments and prepayments of the principal of the Loans on the Schedule (and each continuation thereof) attached to and constituting part of the Note. Such recordation shall be conclusive in the absence of manifest error; PROVIDED that the failure of Lender to make any such recordation or any error in such recordation shall not affect the obligations of Borrower hereunder and/or under the Note.

         (b) The outstanding principal amount of the Loans shall be payable as set forth in Article III hereof. Borrower shall pay interest on the outstanding principal amount of the Loans from the date each such Loan is made until the principal amount thereof is paid in full at the rates and pursuant to the terms set forth in Article III hereof.

         SECTION 2.03 MAKING THE LOANS. Each Borrowing shall be made on notice, given not later than 10:00 A.M. (New York City time) on the second (2nd) Business Day prior to the proposed Borrowing Date by Borrower to Lender; PROVIDED, that there shall be no more than one Borrowing Date per week during each calendar month and in no event shall there be more than five (5) Borrowing Dates in any calendar month. Each such notice of borrowing (a "NOTICE OF BORROWING") shall be irrevocable and shall be substantially in the form of
Exhibit 0 hereto. Upon fulfillment of the applicable conditions set forth in
Article IV hereof, Lender shall make the proceeds of the Borrowing available to Borrower in immediately available funds to such account as Borrower shall designate to Lender in writing.

         SECTION 2.04 USE OF INITIAL PROCEEDS. The proceeds of the initial Borrowing shall be used to repay the entire principal amount of advances then outstanding under the Bridge Facility and the Receivables Purchase Facility, together with all accrued and unpaid interest thereon, plus all other obligations of Borrower to Lender incurred in connection therewith.

                     ARTICLE III. INTEREST, PAYMENTS, ETC.

         SECTION 3.01 INTEREST ON THE LOANS. (a) Except as otherwise provided herein, each Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date of the making of such Loan to but excluding the date the principal amount thereof shall be paid in full, at a rate per annum equal to the Applicable LIBOR Rate for such day, plus the LIBOR Rate Margin (computed on the basis of the actual number of days elapsed in a year of 360 days).

         (b) Except as otherwise provided herein, all accrued and unpaid interest on the Loans shall be payable in arrears (i) on each Remittance Date,
(ii) pursuant to Section 3.03(f), and (iii) on the Termination Date.

         (c) If, by the terms of this Agreement or the Note, Borrower at any time is required or obligated to pay interest at a rate in excess of the maximum rate permitted by applicable law, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments made in reduction of the principal amount due hereunder and under the Note and shall be applied to Total Outstandings.

         SECTION 3.02 OPTIONAL PREPAYMENTS. Borrower may, at its sole option, prepay the Loans on any day, in whole or in part, at any time upon two (2) Business Days prior written notice to Lender. Any such prepayment shall be accompanied by all other obligations due and owing in respect of such prepayment, including, without limitation, with respect to interest, fees and payments pursuant to this Article III. In addition, in selecting the Collateral to be released from the lien of the Security Agreement upon a partial prepayment, unless such partial prepayment relates to a securitization of the Contracts to be so released, no selection procedures adverse to the interest of Lender shall be utilized by Borrower.

         SECTION 3.03 MANDATORY REPAYMENTS AND PREPAYMENTS. (a) No later than ninety (90) days following the Termination Date Borrower shall pay to Lender the Total Outstandings in full.

         (b) On each Remittance Date, Borrower shall prepay the Total Outstandings by an amount equal to the Borrowing Base Deficiency, if any, which occurred as of the last day of the immediately preceding calendar month, which have not been prepaid pursuant to clause (d) below.

         (c) On the date of any Sale, Borrower shall prepay an amount equal to the difference between (i) the Total Outstandings as of such date, and (ii) the Borrowing Base of the Eligible Contracts remaining subject to the Lien of Lender under the Security Agreement after giving effect to such Sale. Borrower hereby agrees to provide to Lender a Sale Notice at least five (5) Business Days prior to any Sale. Notwithstanding the foregoing, in the event that the Cut-off Date with respect to any Sale is the first day of the calendar month in which such Sale occurs, the amount of the Total Outstandings to be prepaid on the date of such Sale shall equal the product of (A) the Principal Balance of the Contracts to be included in such Sale and released from the Lien of the Lender, as of the first day of the calendar month in which such Sale occurs (or any later date in such month on which a Borrowing shall have been made to acquire the Contracts subject to such Sale), TIMES (B) the then applicable Advance Rate for such Contracts.

         (d) If a Borrowing Base Deficiency has occurred on any day (other than the last day of the immediately preceding calendar month), Borrower shall prepay the Total Outstandings by an amount equal to such Borrowing Base Deficiency within three (3) Business Days after Lender has notified Borrower in writing of the occurrence of such Borrowing Base Deficiency.

         (e) In the event that, in the reasonable judgement of Lender, after consultation with, and consistent with advice from, Rating Agencies and either Financial Security Assurance Inc. and or another third party credit enhancement provider approved by Borrower, in each case following such Rating Agencies' or third party credit enhancement provider's independent review of the Borrower's receivables portfolio (and, if deemed necessary by any such Rating Agency or third party credit enhancement provider, the Borrower's operations), the Advance Rate with respect to Class 1 Eligible Contracts is higher than the Net Securitization Proceeds Percentage, Lender may notify Borrower that a reduction of the Advance Rate applicable thereto will be made (either in connection with the closing of a securitization or in advance thereof) and Borrower shall, within thirty (30) days of the receipt of such notice, prepay the Total Outstandings by an amount equal to any Borrowing Base Deficiency (after giving effect to such Advance Rate Reduction). Subject to the foregoing, in the event that, in the reasonable judgment of Lender, such Advance Rate is lower than the Net Securitization Proceeds Percentage, the Lender shall, as of the next scheduled calculation of the Borrowing Base, increase the Advance Rate with respect to Class 1 Eligible Contracts to such Net Securitization Proceeds Percentage.

         (f) All payments and prepayments made pursuant to paragraphs (a) through (e) above, shall be accompanied by payment of all accrued and unpaid interest due and owing on the amount of Total Outstandings so paid or prepaid.

         SECTION 3.04 FUNDS; MANNER OF PAYMENT. Each payment and each prepayment of principal of and interest on any Loan, and each payment on account of all other Obligations shall be paid by Borrower without set-off or counterclaim to Lender pursuant to the Lender Wire Transfer Instructions, in Federal or other immediately available funds in lawful money of the United States of America, not later than 1:00 p.m. (or 4:30 p.m. in the case of any prepayment required to be made pursuant to Section 3.04(c) hereof from a Sale), New York City time, on the date on which any such payment or prepayment is payable. If any payment hereunder or under the Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. If the date for any payments or prepayments of principal is extended by operation of law or otherwise, interest thereon shall be payable at the then applicable rate during such extension.

         SECTION 3.05 DEFAULT INTEREST. If Borrower shall default in the payment of the principal of or interest on the Loans or any other Obligation, Borrower shall on demand pay interest on such overdue principal or other amount and, to the extent permitted by applicable law, on such overdue interest and any other overdue amount, for each day at a rate per annum equal to the Prime Rate for such day plus two percent (2%) (calculated on the basis of the actual number of days elapsed in a year of 360 days), accruing from the date such payment was due until such amount is paid in full (after as well as before judgment).

         SECTION 3.06 REQUIREMENTS OF LAW. (a) If any Requirement of Law or any change in the interpretation or application thereof or Compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof,

         (i) shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of payments to Lender in respect thereof;

         (ii) shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the Applicable LIBOR Rate hereunder; or

         (iii)    shall impose on Lender any other condition;

and the result of any of the foregoing is to increase the cost to Lender, by an amount which Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, Borrower shall promptly pay Lender such additional amount or amounts as will compensate Lender for such increased cost or reduced amount receivable.

         (b) If Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Lender or such corporation (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, Borrower shall promptly pay to Lender such additional amount or amounts as will compensate Lender for such reduction.

         (c) If Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by Lender to Borrower shall be conclusive in the absence of manifest error.

         SECTION 3.07 INDEMNITY. Borrower agrees to indemnify Lender and to hold it harmless from any cost, loss or expense which Lender may sustain or incur as a consequence of (a) Borrower making any payment or prepayment (other than pursuant to Section 3.03 hereof) of principal of any Loan on a day which is not an Interest Rate Determination Date, (b) any failure by Borrower to make a Borrowing hereunder after notice of such Borrowing has been given pursuant to this Agreement, (c) any default by Borrower in making any prepayment of the Total Outstandings on the due date therefor, (d) any acceleration of the maturity of any Loans by Lender in accordance with the terms of this Agreement, including, but not limited to, any cost, loss or expense arising in liquidating the Loans and from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Loans hereunder, (e) arising from a breach by Borrower of a representation and warranty set forth in Schedule B hereto, or (f) arising from a breach by Borrower of a covenant made pursuant to
Section 9.06(b). In the event Borrower is required to make any payment pursuant to this Section 3.07, Lender shall provide to Borrower in writing the basis upon which such charges were calculated in reasonable detail. Indemnification pursuant to this Section shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.

         SECTION 3.08 ILLEGALITY; SUBSTITUTED INTEREST RATES. Notwithstanding any other provisions herein, (a) if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for Lender to make or maintain any Loans at the LIBOR Rate as contemplated by this Agreement, or (b) in the event that Lender shall have determined (which determination shall be conclusive and binding upon Borrower) that by reason of circumstances affecting the LIBOR interbank market neither adequate nor reasonable means exist for ascertaining the LIBOR Rate, or (c) Lender shall have determined (which determination shall be conclusive and binding on Borrower) that the Applicable LIBOR Rate will not adequately and fairly reflect the cost to Lender of maintaining or funding the Loans based on such Applicable LIBOR Rate (provided that the parties hereto acknowledge and agree that the Lender shall only make such determination if the published LIBOR Rate used by Lender does not accurately reflect the actual LIBOR Rate), (x) the obligation of Lender to make or maintain Loans at the LIBOR Rate shall forthwith be suspended and Lender shall promptly notify Borrower thereof (by telephone confirmed in writing) and (y) each Loan then outstanding, if any, shall, from and including the date that is forty-five (45) days after the Borrower's receipt of notice from Lender of the occurrence of any condition set forth in clauses (a), (b) or
(c), or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Prime Rate and the rate of interest (including the LIBOR Rate Margin) in effect on the date immediately preceding the date any event described in clause (a), (b) or (c) occurred (calculated on the basis of the actual number of days elapsed in a year of 360 days). If subsequent to such suspension of the obligation of Lender to make or maintain the Loans at the LIBOR Rate it becomes lawful for Lender to make or maintain the Loans at the LIBOR Rate, or the circumstances described in clause (b) or (c) above no longer exist, Lender shall so notify Borrower and its obligation to do so shall be reinstated effective as of the date it becomes lawful for Lender to make or maintain the Loans at the LIBOR Rate or the circumstances described in clause
(b) or (c) above no longer exist.

         SECTION 3.09 APPLICATION OF PAYMENTS. Upon the occurrence and during the continuance of an Event of Default, except as otherwise provided hereunder or under the other Loan Documents, all payments made hereunder and under the other Loan Documents (including from the proceeds of any Collateral) shall be applied as follows:

         (a) FIRST, to all costs and expenses incurred by Lender in connection with any Default or Event of Default including without limitation those described in Section 10.04 hereof;

         (b) SECOND, to accrued and unpaid interest on the Loans due and payable hereunder;

         (c)      THIRD, to the Total Outstandings;

         (d) FOURTH, to any other Obligation not otherwise paid pursuant to clause (a) through

(c) above; and

         (e) FIFTH, any excess to Borrower or to any Person who shall be lawfully entitled to such excess.

         SECTION 3.10 APPLICATION OF PAYMENTS, ESTABLISHMENT OF LOCKBOXES, LOCKBOX ACCOUNT, COLLECTION ACCOUNT AND PAYAHEAD ACCOUNT. (a) On or before the first Borrowing Date, Borrower shall establish pursuant to an agreement between Borrower and CBT, and shall thereafter cause to be maintained one or more post office boxes (the "Lockboxes"). Borrower shall direct the Obligor under each Contract to forward all payments and other amounts in respect of such Contracts to a Lockbox. In connection with the origination of each Contract, Borrower shall instruct the Obligor to direct all payments and other amounts in respect of the Contracts to one of the Lockboxes identified on Schedule D hereto.

         (b) Borrower has established an Eligible Deposit Account at CBT entitled "CBT Agent Account -- Auto Loan Programs," account number 00100916395 (the "Lockbox Account"), into which all Scheduled Payments actually collected and other amounts received from Obligors or other sources on or in respect of the Contracts shall be deposited and cleared. The Lockbox Account has been established and shall be maintained in accordance with the Lockbox Agreement and shall at all times be an Eligible Deposit Account. As funds relating to the Contracts become available in the Lockbox Account and in no event later than two Business Days after receipt, all such collections shall be swept from the Lockbox Account to the Collection Account pursuant to daily wire instructions from Borrower. All collections relating to the Contracts not received at the Lockbox Account by Borrower shall be held in trust and promptly, but in no event later than two Business Days after receipt, deposited to the Collection Account. All expenses incurred in connection with the Lockboxes and the Lockbox Account including, without limitation, all insufficient funds charges imposed by the Lockbox Depository, shall be borne by Borrower.

         (c) Borrower, for the benefit of Lender, shall establish and maintain at the Lockbox Depository in the name of Lender an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Lender. Lender hereby revocably authorizes Borrower to make withdrawals from the Collection Account solely for the purpose of making the payments required under this Agreement. Lender may, in its sole discretion, revoke such authority and appoint a successor entity to make such withdrawals and distributions. In addition, Borrower shall establish at the Lockbox Depository for the benefit of and in the name of Lender an Eligible Deposit Account (the "Payahead Account") bearing a designation clearly indicating that funds deposited therein are for the benefit of Obligors on the Precomputed Contracts who make payments thereon in excess of Scheduled Payments to the extent described in
Section 3.14, and applicable late fees and miscellaneous fees and for the benefit, to the extent of earnings on investments of funds in the Payahead Account, of Lender. Any amounts on deposit in the Collection Account and the Payahead Account and any investment earnings thereon are owned by, and will be taxable to, Borrower for federal income tax purposes.

         (d) Funds on deposit in the Collection Account and the Payahead Account shall be invested by Borrower in Eligible Investments. All such Eligible Investments shall be held by Borrower for the benefit of Lender. On each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account and the Payahead Account shall be deposited into the Collection Account and shall constitute a portion of the Amount Available for the related Remittance Date. Other than as permitted by Lender, funds on deposit in the Collection Account and the Payahead Account shall be invested in Eligible Investments that will mature (i) not later than the Business Day immediately preceding the next Remittance Date or (ii) on such next Remittance Date if such investment is held in the trust department of the institution with which the Collection Account and the Payahead Account is then maintained and is invested in a time deposit of such financial institution rated at least A-1 by Standard & Poor's and P-1 by Moody's (such accounts being maintained initially within the trust department of CBT). Funds deposited in the Collection Account and the Payahead Account on a day which immediately precedes a Remittance Date upon the maturity of any Eligible Investments are not required to be invested overnight. Lender shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account and the Payahead Account made in accordance with this Section 3.10(d).

         (e) Borrower shall on or prior to each Remittance Date transfer from the Collection Account to the Payahead Account all Payaheads as described in
Section 3.14 received during the related Collection Period.

         SECTION 3.11 COLLECTIONS. Borrower shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Contracts and all Liquidation Proceeds and Recoveries, in each case as collected during the related Collection Period. For purposes of this Article III the phrase "payments by or on behalf of Obligors" means payments made with respect to the Contracts by Persons other than Borrower.

         SECTION 3.12 APPLICATION OF COLLECTIONS BY BORROWER. (a) With respect to each Contract, Scheduled Payments actually collected from or on behalf of the Obligor (other than any such payment allocable to a Payable) shall be applied by Borrower, in the case of Precomputed Contracts, to the Scheduled Payment and, in the case of Simple Interest Contracts, to interest and principal in accordance with the Simple Interest Method. With respect to any Precomputed Contract, any remaining excess shall be applied in accordance with the Payment Application Procedures.

         (b) On each Remittance Date, Borrower shall cause to be made a transfer and distribution to the Collection Account from the Payahead Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Precomputed Contracts or prepayments for the related Collection Period pursuant to Sections 3.12 and 3.14, plus earnings on investments of funds in the Payahead Account for the related Collection Period pursuant to Section 3.10(d).

         (c) On each Remittance Date, Borrower shall cause to be wire transferred in immediately available funds to Lender from the Collection Account an amount equal to the sum of all amounts due and payable by Borrower to Lender hereunder as of such Remittance Date. In the event that the balance of the Collection Account as of any such date is insufficient to pay in full all such amounts due and payable, Borrower shall by wire transfer of immediately available funds pay to Lender, in addition to the amounts on balance in the Collection Account, an amount equal to the difference between
(i) the aggregate amount of all amounts due and payable to Lender as of such Remittance Date, and (ii) such balance in the Collection Account. In the event that the balance in the Collection Account is in excess of such amounts due and payable to Lender as of such Remittance Date, then, after such wire to Lender shall have been made, all such amounts remaining in the Collection Account as of such day shall be released from the Lien of the Lender therein and remitted to the Borrower or its designee.

         (d) Notwithstanding Section 8 of the AMC Guarantee or anything herein to the contrary, Borrower may on any Remittance Date reimburse AMC for any payments made under the AMC Guarantee, so long as (i) all amounts owing to Lender on such Remittance Date have been paid, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) no Borrowing Base Deficiency shall be in effect.

         SECTION 3.13 STATEMENTS TO LENDER. On each Remittance Date, Borrower shall provide to Lender, via facsimile, a Remittance Certificate, with any schedules to be attached thereto to be provided via electronic transmission in a format acceptable to Lender.

         SECTION 3.14 PAYAHEADS. As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on a Precomputed Contract (other than an Ineligible Contract) shall be less than the Scheduled Payment and accrued late fees with respect to such Contract, the Payahead Balance of an Obligor, other than the portion, if any, of such Payahead Balance which constitutes a Payable, shall be applied by Borrower to the extent of the shortfall and such Payahead Balance shall be reduced accordingly. The portion, if any, of the Payahead Balance of an Obligor which constitutes a Payable shall be applied by Borrower as a payment on the related Contract upon the earliest to occur of (i) the Collection Period in which such Contract becomes a Liquidated Contract and (ii) payment in full of all other amounts due and owing on such Contract, including the payment of late charges and miscellaneous fees.

         SECTION 3.15 ADDITIONAL DEPOSITS. On each Payment Determination Date, Borrower shall deposit or cause to be deposited in the Collection Account the aggregate amounts required to be paid to Lender with respect to Contracts which became Ineligible Contracts during the related Collection Period. In addition, on each Remittance Date and prior to making the payments described in Sections 3.01 and 3.03, Borrower shall cause to be made the following transfers to the Collection Account from the Payahead Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Precomputed Contracts or prepayments for the related Collection Period pursuant to Sections 3.12 and 3.14, plus earnings on investments of funds in the Payahead Account for the related Collection Period pursuant to Section 3.10(d).

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

         SECTION 3.16 TAXES. All payments made by Borrower under this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, gross receipt taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Lender as a result of a present or former connection between Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") are required to be imposed on Lender hereunder or under the Note, Borrower shall pay such taxes by having the amounts so payable to Lender increased to the extent necessary to yield to Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Non-Excluded Taxes are payable by Borrower promptly as possible thereafter, Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become by Lender as a result of any such failure.

              ARTICLE IV. CONDITIONS TO CLOSING AND THE LOANS

         SECTION 4.01 CONDITIONS PRECEDENT TO THE CLOSING. The obligation of Lender to enter into this Agreement is subject to fulfillment of the following conditions precedent, on or before the Closing Date:

         (a) RECEIPT OF DOCUMENTS. Receipt by Lender of the following documents, each dated as of the Closing Date, where applicable, in form and substance satisfactory to Lender and its counsel:

               (i) This Agreement, executed and delivered on behalf of Borrower;

              (ii) The AMC Guarantee, executed and delivered on behalf of AMC;

             (iii)  The Note, executed and delivered on behalf of Borrower;

              (iv) The Security Agreement, executed and delivered on behalf of Borrower, together with:

                    1) Results of lien searches in the records of the Secretary of State and any other appropriate official in each applicable jurisdiction;

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

                    2) UCC-1 financing statements executed and delivered by Borrower naming Borrower as "debtor" and Lender as "secured party," with evidence of filing in all jurisdictions as may be necessary in the reasonable opinion of Lender, to perfect the security interest contemplated under the Security Agreement; and

                    3) Evidence that all other actions necessary to perfect the security interest contemplated under the Security Agreement have been taken;

               (v) The RF Amendments and the Series 1998-1 RF Agreement, executed and delivered on behalf of Receivables Corp.;

              (vi) A copy of the resolutions of Borrower authorizing (A) the execution, delivery and performance of the Loan Documents by Borrower, (B) the borrowings contemplated hereunder and (C) the granting of the security interest contemplated under the Security Agreement, certified by the Secretary or an Assistant Secretary of Borrower as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

             (vii) A certificate of the Secretary or an Assistant Secretary of Borrower certifying the names and the signatures of the officers of Borrower authorized to sign the Loan Documents to be delivered hereunder;

            (viii) (A) copy of the Certificate of Incorporation of Borrower and each amendment thereto certified under recent date by the Secretary of State of Delaware and (B) copy of the By-Laws of Borrower and each amendment thereto, certified by the Secretary or an Assistant Secretary of Borrower as being true, complete and correct as of the Closing Date;

              (ix) Copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the State of Delaware and of each jurisdiction where Borrower is qualified to do business, evidencing the good standing of Borrower in the State of Delaware and such other jurisdictions, in each case, dated no earlier than 30 days prior to the Closing Date;

               (x) A copy of the resolutions of AMC authorizing the execution, delivery and performance of the AMC Guarantee certified by the Secretary or an Assistant Secretary of AMC as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

              (xi) A certificate of the Secretary or an Assistant Secretary of AMC certifying the names and the signatures of the officers of AMC authorized to sign the AMC Guarantee;

             (xii) (A) copy of the Certificate of Incorporation of AMC and each amendment thereto certified under a recent date by the Secretary of State of Delaware and (B) copy of the By-Laws of AMC and each amendment thereto, certified by the Secretary or an Assistant Secretary of AMC as being true, complete and correct as of the Closing Date;

            (xiii) Copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the State of Delaware and the State of California, evidencing the good standing of AMC in the State of Delaware and the State of California, dated no earlier than 30 days prior to the Closing Date;

             (xiv)  A Copy of the Custody Agreement;

              (xv) A sideletter among the Borrower, Lender and Custodian acknowledging that the Custody Agreement is in effect and that the Legal Files delivered to Custodian by (or on behalf of) Borrower pursuant to this Agreement will be held by Custodian pursuant to the Custody Agreement;

             (xvi) A copy of the endorsement naming Lender as an additional insured on the VSI Policy;

            (xvii) Opinion of counsel to AMC and Borrower substantially in the form of Exhibit P hereto;

           (xviii) Copies of any commitment or agreement between Borrower and any lender or other financial institution, other than any such commitment or agreement (or portion thereof) which Lender specifically agrees are not required to be delivered hereunder; and

             (xix) Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

         (b) REPRESENTATION AND WARRANTIES. Each of the representations and warranties made by or on behalf of Borrower and AMC herein or in any other Loan Document to which either is a party shall be true and correct on and as of the Closing Date.

         (c) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on and as of the Closing Date.

         (d) FEES. On the Closing Date, Borrower shall have paid all fees and expenses incurred by Lender in connection herewith including, without limitation, fees and expenses of counsel to Lender (subject to a $70,000 limit thereon), fees of Custodian and such other categories of fees and expenses as Lender shall advise Borrower at least two (2) Business Days prior to the Closing Date.

         (e) DUE DILIGENCE. Lender shall have completed to its satisfaction its due diligence review of Borrower and AMC and its respective management, controlling stockholders, systems, underwriting, servicing and collection operations, static pool performance and its loan files.

         (f) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change shall have occurred since November 30, 1997.

         (g) SERVICING AUDIT REPORT. Lender shall have received a copy of the most recent servicing audit report prepared by Deloitte & Touche LLP with respect to the servicing of the auto loans by Borrower.

         SECTION 4.02 CONDITIONS PRECEDENT TO ALL LOANS. Lender's obligation to make any Loan hereunder is subject to the following conditions precedent and the giving of a Notice of Borrowing by Borrower pursuant to Section 2.03 and the acceptance of the proceeds of any Borrowing by Borrower shall be deemed certification by Borrower that the following conditions shall have been met:

         (a) REPAYMENT OF BRIDGE FACILITY. Borrower shall have used the proceeds of the initial Borrowing to repay the entire principal amount of advances then outstanding under the Bridge Facility and to repurchase the aggregate outstanding principal balance of retail installment sale contracts purchased by Lender under the Receivables Purchase Facility (to the extent not previously repurchased by Borrower), together with, in each case, all accrued and unpaid interest thereon, plus all other obligations of Borrower to Lender incurred in connection therewith.

         (b) REPRESENTATION AND WARRANTIES. Each of the representations and warranties made by or on behalf of Borrower or AMC herein or in any other Loan Document to which it is a party, or Receivables Corp. in any agreement with Lender, shall be true and correct in all respects on and as of the Borrowing Date, before and after giving effect to the Borrowing to be made on such date and the application of the proceeds therefrom, as though made on and as of such date.

         (c) NO DEFAULT OR EVENT OF DEFAULT. After giving effect to such Borrowing and the application of proceeds therefrom, no Default or Event of Default shall have occurred and be continuing on and as of such Borrowing Date.

         (d) CONTRACT ELIGIBILITY CRITERIA. On and as of the Borrowing Date, each of the representations and warranties set forth in Schedule B hereto is true and correct for all Contracts pledged by Borrower to Lender under the Security Agreement on such date and no such Contract is an Ineligible Contract. No Contract was originated in any jurisdiction in which Borrower is required to be licensed in order to own such Contract and such license has not been obtained prior to Borrower owning such Contract. With respect to each Contract, the applicable Dealer has either been paid or received credit from Borrower for all proceeds from the sale of such Contract to Borrower.

         (e) DELIVERIES. Lender shall have received the following:

                 (i) Borrower shall have delivered to Lender a Notice of Borrowing in compliance with Section 2.03 hereof.

                 (ii) Borrower shall have delivered to Lender and Custodian at least four (4) Business Days prior to the proposed Borrowing Date in computer readable form, a detailed listing of all Contracts to be pledged by Borrower to Lender under the Security Agreement in connection with the Borrowing (the "LIST OF CONTRACTS") and such other data relating to the Contracts and the Related Assets as Lender may reasonably request.

                 (iii) Lender shall have received from Custodian a certification from Custodian that all items required to be delivered to Custodian pursuant to Section 9.09 with respect to the Contracts to be pledged by Borrower to Lender under the Security Agreement on such Borrowing Date have been delivered.

                 (iv) Lender shall have received UCC-3 Partial Release Statements (or other appropriate forms) in appropriate form for filing, together with a release letter, in each case duly executed by CBT releasing the Contracts to be pledged by Borrower to Lender under the Security Agreement on such Borrowing Date from the security interest of CBT.

                 (v) Lender shall have received the most recent Borrowing Base Certificate required to be delivered in accordance with
                      Section 6.14 hereof.

                    ARTICLE V. REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement and to make the Loans hereunder, Borrower hereby represents and warrants to Lender as follows:

         SECTION 5.01 ORGANIZATION. Borrower is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a material adverse effect on (x) its financial condition, operations, business or prospects, (y) on its ability to perform the Obligations or (z) on the enforceability of Lender's security interest in the Collateral.

         SECTION 5.02 POWER AND AUTHORITY. Borrower has all requisite corporate power and authority and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted (except as could not reasonably be expected to have a material adverse effect on its financial condition, operations, business or prospects), and to execute and deliver and perform its obligations under this Agreement (including without limitation the pledge and delivery of Collateral under the Security Agreement), the Note, and each other Loan Document to which it is a party.

         SECTION 5.03 AUTHORIZATION OF BORROWING. All appropriate and necessary action has been taken by it to authorize the execution and delivery of this Agreement, the Note, and each other Loan Document to which it is a party, and to authorize the performance and observance of the terms hereof and thereof.

         SECTION 5.04 AGREEMENT BINDING. This Agreement and each other Loan Document to which it is a party constitutes, and the Note, when executed and delivered for value will be duly executed and delivered and will constitute, a legal, valid and binding obligation of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by laws governing insolvency or creditors' rights generally and general equity principles. The execution, delivery and performance of this Agreement, the Note and each other Loan Document to which it is a party does not and will not violate or conflict with any provision of the Certificate of Incorporation or By-Laws of Borrower or any provision of law, regulation, order or other governmental directive, or conflict with, constitute a default under, or result in the breach of any provision of any material agreement, ordinance, decree, bond, indenture, order or judgment to which Borrower is a party or by which it is bound.

         SECTION 5.05 COMPLIANCE WITH LAW. Borrower is conducting its business and operations in compliance with all applicable laws, regulations, ordinances and directives of governmental authorities, except to the extent that any noncompliance results from the failure of Lender to be licensed or qualified where necessary and except to the extent that any noncompliance could not reasonably be expected to have a material adverse effect on (x) its financial condition, operations, business or prospects, (y) on its ability to perform the Obligations or (z) on the enforceability of Lender's security interest in the Collateral. Borrower has filed all tax returns required to be filed and has paid all taxes due in respect of the ownership of its assets or the conduct of its operations except (a) to the extent that the payment of such taxes is being contested in good faith by it in appropriate proceedings and adequate reserves have been provided for the payment thereof, or (b) with respect to such returns and/or taxes which are not material in either nature or amount such that any failure to file such returns or pay such taxes would not materially and adversely affect its financial condition, operations, business or prospects.

         SECTION 5.06 CONSENTS. All licenses, consents and approvals required from and all registrations and filings required to be made with any governmental or other public body or authority for the conduct of Borrower's business and the making and performance by Borrower of this Agreement, the Note and each other Loan Document to which it is party have been obtained and are in effect, except as could not reasonably be expected to have a material adverse effect on (x) its financial condition, operations, business or prospects, (y) on its ability to perform the Obligations or (z) on the enforceability of Lender's security interest in the Collateral.

         SECTION 5.07 LITIGATION. There is no action, suit or proceeding at law or in equity by or before any court, governmental agency or authority or arbitral tribunal now pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower which challenges or affects the legality, validity or enforceability of any Loan Document or the transactions contemplated thereby or which, if determined adversely, may reasonably be expected to have a material adverse effect on Borrower's business, operations or financial condition or prospects.

         SECTION 5.08 FINANCIAL STATEMENTS. The unaudited balance sheets of Borrower as at November 30, 1997 and the related statements of income for the fiscal periods ended on such date, heretofore furnished to Lender, are complete and correct in all material respects and fairly present the financial condition of Borrower as at said date (subject to normal year-end audit adjustments), all in accordance with GAAP. On said date, Borrower had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheet as at said date. Since November 30, 1997 there has been no Material Adverse Change.

         SECTION 5.09 OTHER OBLIGATIONS. Borrower is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Loan Documents to which it is a party or in any agreement or instrument to which it is a party or by which it is bound the result of which could reasonably be expected to have a material adverse effect on its business, operations or financial condition.

         SECTION 5.10 REGULATION G. No proceeds of any Loan will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation G of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a "purpose credit" within the meaning of Regulation G.

         SECTION 5.11 INVESTMENT COMPANY ACT, ETC. Borrower is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended. Borrower is not subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

         SECTION 5.12 CHIEF EXECUTIVE OFFICE. The chief executive office of Borrower is located at One Mack Centre Drive, Paramus, New Jersey 07652.

         SECTION 5.13 COLLATERAL SECURITY. (a) Borrower owns and will own each item which it pledges as Collateral, free and clear of any and all Liens, other than (i) Liens created in favor of Lender pursuant to the Security Agreement and (ii) (A) Liens of CBT under the CBT Warehouse Agreement and (B) Liens of Lender under Bridge Facility and the Receivable

Purchase Facility (which in the case of such Liens referred to in this clause
(ii) will be released no later than immediately prior to any pledge of such Collateral to Lender under the Security Agreement). No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is or will be on file or of record in any public office, except such as have been or may hereinafter be filed pursuant to this Agreement and the Security Agreement.

         (b) The Security Agreement is effective to create, as collateral security for (x) the Obligations hereunder and (y) the obligations of Borrower as guarantor of obligations of Receivables Corp. under and as provided in the Residual Financing Agreements, valid and enforceable Liens on the Collateral in favor of Lender.

         (c) Upon filing of the financing statement(s) delivered to Lender by Borrower on the Closing Date with the Secretary of State of the State of New Jersey (which financing statement(s) is in proper form for filing in such jurisdiction) and the delivery to, and continuing possession by, Lender or its nominee of the Collateral, the Liens created pursuant to this Agreement and the Security Agreement will constitute a first priority perfected security interest in the Collateral in favor of Lender, which Liens will be prior to all other Liens of all other Persons and which Liens are enforceable as such as against all other Persons.

         SECTION 5.14 OWNERSHIP OF PROPERTIES. Borrower has good and marketable title to any and all of its properties and assets.

         SECTION 5.15 FULL DISCLOSURE. No representation or warranty made by or on behalf of Borrower contained in this Agreement or in any other Loan Document to which it is a party and no information (written or oral) or information in any certificate, financial statement or report furnished or to be furnished by or on behalf of Borrower hereunder or thereunder or in connection with the transactions contemplated hereby or thereby contains or will contain an untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading.

         SECTION 5.16 ERISA. Neither Borrower nor any of its Subsidiaries (as applicable) maintains any Plans, and Borrower agrees to notify Lender in advance of forming any Plans. Neither Borrower nor any Commonly Controlled Entity has any obligations or liabilities with respect to any employee pension benefit plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five-year period prior to the date this representation is made or deemed made. Borrower will give notice if at any time it or any Commonly Controlled Entity has any obligations or liabilities with respect to any employee pension benefit plan or Multiemployer Plan. All Plans maintained by Borrower or any Commonly Controlled Entity are in substantial compliance with all applicable laws (including ERISA). Borrower is not an employer under any Multiemployer Plan.

         SECTION 5.17 THE SECURITY AGREEMENT, ETC. Each of the representations and warranties of Borrower contained in the Security Agreement is true and correct. No party to any Loan Document is in default under any of its obligations thereunder.

         SECTION 5.18 ELIGIBLE CONTRACTS. All Contracts included in the Borrowing Base are Eligible Contracts.

         SECTION 5.19 INSURANCE. Set forth on Schedule E hereto is a true and accurate list of all insurance maintained by Borrower. Each such policy is in full force and effect and all premiums due and owing thereon are current.

         SECTION 5.20 OWNERSHIP OF BORROWER. AMC and/or any of its Affiliates owns beneficially and of record at least 80% of the issued and outstanding Capital Stock of Borrower free and clear of all Liens.

         SECTION 5.21 FINANCIAL CONDITION. At December 31, 1997, Borrower had on a consolidated basis a net worth calculated in accordance with GAAP (including advances and loans from AMC or its Affiliates (other than subsidiaries of Borrower) to Borrower and subordinated debt with maturities exceeding three years) of at least $5 million.

                        ARTICLE VI. AFFIRMATIVE COVENANTS

         Until all of the Obligations have been paid in full, the Commitment has been terminated and this Agreement has been terminated:

         SECTION 6.01 NOTICE OF DEFAULTS, ETC. Borrower shall promptly give notice to Lender of the occurrence of (a) any Default or Event of Default, specifying the event and the action which Borrower proposes to take with respect thereto, (b) any event or occurrence which will or could reasonably be expected to adversely affect the collectibility of any material portion of the Contracts or the ability of Borrower to service such Contracts or the ability of Borrower to perform its obligations under any Loan Document to which it is a party or any other event or occurrence which individually or in the aggregate could reasonably be expected to materially and adversely affect Borrower's financial condition, operations, business or prospects.

         SECTION 6.02 TAXES. Borrower shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that Borrower shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, business or prospects of Borrower.

         SECTION 6.03 SEPARATE EXISTENCE; NO COMMINGLING. Borrower and each of its Subsidiaries shall maintain separate books and records and accounts in order to maintain a separate and distinct corporate identity from any other entity, including AMC and any of Borrower's other Affiliates. Borrower shall not commingle any of its funds with the funds of any other such entity.

         SECTION 6.04 FINANCING STATEMENTS. At the request of Lender, Borrower shall execute such financing statements as Lender determines may be required by law to perfect, maintain and protect the interest of Lender in the Collateral and in the proceeds thereof

         SECTION 6.05 BOOKS AND RECORDS; OTHER INFORMATION. (a) Borrower shall maintain accurate and complete books and records with respect to the Collateral and Borrower's business. All accounting books and records shall be maintained in accordance with GAAP.

         (b) Only to the extent reasonably necessary to protect Lender's interest hereunder, Borrower shall, and shall cause each of its Subsidiaries to, permit any representative of Lender to visit and inspect any of the properties of Borrower and such Subsidiaries to examine the books and records of Borrower and such Subsidiaries and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of Borrower and each such Subsidiary or any of the Collateral with the officers and independent public accountants thereof and as often as Lender may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable notice.
In connection with the matters described in this Section 6.05(b), Lender shall not at any time use or disclose to any Person, except to any professional adviser who needs to know such information in connection with the transactions contemplated hereby, or except in connection with any litigation or arbitral proceedings commenced by or against Lender or any of its affiliates, any information that may be within or may come to its or their knowledge if such information is of a type that would generally be expected to be held as confidential; PROVIDED, HOWEVER, that the foregoing shall not apply to the extent that such information was (i) previously known by Lender from sources other than Borrower or its directors, officers or agents, (ii) in the public domain through no fault of Lender, (iii) lawfully acquired by Lender on a non-confidential basis from other sources who are not known by Lender to be bound by a confidentiality agreement with Borrower or
(iv) required to be disclosed by judicial or administrative process or by any other Requirement of Law.

         (c) Borrower shall provide to Lender all information regarding its operations and practices as Lender shall reasonably request in writing.

         SECTION 6.06 PAYMENT OF FEES AND EXPENSES. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with the return of payments from Borrower deposited for collection by Lender.

         SECTION 6.07 CONTINUITY OF BUSINESS AND COMPLIANCE WITH AGREEMENT. Borrower shall continue in business in a prudent, reasonable and lawful manner with all licenses, permits, and qualifications necessary to perform its respective obligations under this Agreement, except where such failure could not reasonably be expected to materially and adversely affect such performance or the enforceability of Lender's security interest in the Collateral.

         SECTION 6.08 FINANCIAL STATEMENTS AND ACCESS TO RECORDS. Borrower shall provide Lender with quarterly unaudited financial statements within sixty (60) days of the end of Borrower's first three fiscal quarters, and Borrower will provide Lender with audited annual financial statements within one hundred twenty (120) days of each of Borrower's fiscal year-end audited by a nationally recognized independent certified public accounting firm. Upon request of Lender, Borrower shall provide Lender with unaudited monthly financial statements. Borrower shall deliver to Lender with each financial statement a certificate by Borrower's chief financial officer, certifying that such financial statements are complete and correct in all material respects and that, except as noted in such certificate, such chief financial officer has no knowledge of any Event of Default or any event which with the giving of notice or the passing of time or both would constitute an Event of Default.

         SECTION 6.09 FINANCIAL CONDITION. Borrower shall maintain on a consolidated basis a net worth calculated in accordance with GAAP (including advances and loans from AMC or its Affiliates (other than subsidiaries of Borrower) to Borrower and subordinated debt with maturities exceeding three years) of at least $5 million.

         SECTION 6.10 LITIGATION MATTERS. Borrower shall notify Lender in writing, promptly upon its learning thereof, of any litigation, arbitration or administrative proceeding which may reasonably be expected to materially and adversely affect the operations, financial condition or business of Borrower or Borrower's ability to perform under this Agreement or any other Loan Document to which it is a party, or involve Lender's security interest in the Collateral or other rights under this Agreement or any other Loan Document to which it is a party, or the Note.

         SECTION 6.11 FULFILLMENT OF OBLIGATIONS. Borrower shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower, and except to the extent that the failure to do so could not individually or in the aggregate reasonably be expected to materially and adversely affect the financial condition, operations, business or prospects of Borrower.

         SECTION 6.12 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE. Borrower will provide Lender with not less than 30 days prior written notice of any change in the chief executive office of Borrower to permit Lender to make any additional filings necessary to continue Lender's perfected security interest in the Collateral.

         SECTION 6.13 COMPLIANCE WITH LAWS, ETC. Borrower shall, and shall cause each of its subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change


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

therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each Loan Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Contracts, if the failure to comply therewith could, individually or in the aggregate, reasonably be expected to materially and adversely affect the financial condition, operations, business or prospects of Borrower.

         SECTION 6.14 BORROWING BASE CERTIFICATES. Borrower shall deliver to Lender no later than 10:00 a.m. (New York City time) two (2) Business Days prior to each Remittance Date (the "BORROWING BASE CALCULATION DATE") during the term hereof, a Borrowing Base Certificate as of the close of business on the last day of the immediately preceding calendar month.

         SECTION 6.15 MONTHLY REPORTING REQUIREMENTS. Borrower shall deliver, or cause to be delivered, via facsimile, to Lender no later than 10:00 a.m. (New York City time) two (2) Business Days prior to each Remittance Date during the term hereof, a Remittance Certificate signed by a Responsible Officer of Borrower, with any schedules to be attached thereto to be delivered via electronic transmission in a format acceptable to Lender.

                         ARTICLE VII. NEGATIVE COVENANTS

         Until all of the Obligations have been paid in full, the Commitment has been terminated and this Agreement has been terminated:

         SECTION 7.01 ADVERSE TRANSACTIONS. Borrower shall not enter into any transaction which adversely affects the Collateral or Lender's rights under this Agreement or the Note.

         SECTION 7.02 GUARANTIES. Borrower shall not Guarantee or otherwise in any way become liable with respect to the obligations or liabilities, of any other Person if any such action would constitute a breach of the covenant contained in Section 6.09 hereof, except (a) for the obligations of affiliates of Borrower to Lender and (b) by customary endorsement of instruments or items of payment for deposit to the general account of Borrower or for delivery to Lender.

         SECTION 7.03 LIENS. Borrower shall not grant or otherwise create any Lien on the Capital Stock of Receivables Corp., except to Financial Security Assurance Inc. under the Stock Pledge and Collateral Agency Agreement dated as of March 1, 1997 among Borrower, as pledgor, Financial Security Assurance Inc., as pledgee, and CBT, as collateral agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

         SECTION 7.04 INVESTMENTS; DIVIDENDS. The covenants set forth in this
Section 7.04 shall be effective as of the Closing Date and shall remain effective until the net worth of AMC calculated in accordance with GAAP shall be greater than $75 million (and such covenants shall be reinstated if the foregoing condition does not remain satisfied):

        (a) INVESTMENTS. Borrower shall not make any investment in any Person through the direct or indirect holding of securities or otherwise, other than in the ordinary course of business or in connection with the future securitization of Contracts.

        (b)       DIVIDENDS. Borrower shall not declare or pay any dividends.

         SECTION 7.05 LOANS; CAPITAL STRUCTURE, AFFILIATES. The covenants set forth in this Section 7.05 shall become effective (i) upon written notice from Lender to Borrower that Lender has determined a material adverse change as described in Section 8.01(1) hereof has occurred or (ii) in the event that AMC shall have breached the net worth covenant set forth in Section 10(g) of the AMC Guarantee:

         (a) LIMITATIONS ON LOANS, OTHER ADVANCES BY BORROWER. Except for routine and customary salary advances or loans to employees in connection with relocation expenses consistent with past practice of AMC and its affiliates, Borrower shall not make any unsecured loans or other advances of money to officers, directors, employees, stockholders, or affiliates in excess of $50,000 in the aggregate. Other than the indebtedness under this Agreement and the Note, Borrower shall not incur any long term or working capital debt if such action would constitute a breach of the covenant contained in Section 6.09 hereof.

         (b) CHANGES IN CAPITAL STRUCTURE OR BUSINESS OBJECTIVES. Borrower shall not do any of the following if it will adversely affect the payment or performance of, or Borrower's ability to pay and/or perform, its obligations to Lender with respect to this Agreement or any other Loan Document to which it is a party, or the Note: (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock, except in connection with employment or similar agreements with officers and directors of Borrower consistent with past practice, or (ii) make any change in Borrower's capital structure, or (iii) make any material change in any of its business objectives, purposes or operations which could reasonably be expected to adversely affect the payment or performance of, or Borrower's ability to pay and/or perform, its obligations to Lender with respect to this Agreement or any other Loan Document to which it is a party, or the Note.

         (c) TRANSACTIONS WITH AFFILIATES. Borrower shall not enter into, or be a party to, any transaction with any affiliate or stockholder of Borrower, except, consistent with Borrower's practice before entering into this Agreement, in the ordinary course of, and pursuant to the reasonable requirements of, Borrower's business and upon fair and reasonable terms (which Borrower agrees to discuss with Lender from time to time upon Lender's request) which are not materially less favorable than would be obtained in a comparable arm's-length transaction with a person or entity not an affiliate or stockholder of Borrower.

                         ARTICLE VIII. EVENTS OF DEFAULT

         SECTION 8.01 EVENTS OF DEFAULT. Each of the following events and occurrences shall constitute an Event of Default under this Agreement:

         (a) Any payment by or on behalf of Borrower shall fail to be made to Lender when due of principal or interest on the Loans or of any other Obligation within three Business Days of its due date;

         (b) The earlier to occur of (i) a Responsible Officer having actual knowledge of Borrower's failure to perform or observe any material provision of Article VII of this Agreement, or AMC's failure to perform or observe any material provision of the AMC Guarantee (such materiality, as determined by Lender) and (ii) written notice of such failure to perform or observe from Lender to Borrower or AMC, as the case may be which has not been cured within 30 days of either (i) or (ii), as applicable;

         (c) Borrower shall fail to perform or observe any other provision of this Agreement (other than as referred to in Sections 8.01(a) or 8.01(b)) or the Note, or AMC shall fail to perform or observe any material provision of the AMC Guarantee (other than as referred to in Sections 8.01(a) or 8.01(b)) within 30 days following the earlier of (i) a Responsible Officer having actual knowledge of such failure to perform or observe or (ii) written notice thereof from Lender;

         (d) Borrower or AMC shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, Guaranteeing or otherwise relating to Indebtedness of Borrower or AMC, including, without limitation, Indebtedness relating to any Residual Financing Agreement, which failure to pay constitutes an event of default under any such agreement or instrument or constitutes a default thereunder and such default shall continue beyond the grace period (not to exceed one Business Day), if any, therein specified and, in connection with such default, the maturity of such Indebtedness is accelerated; or Borrower or AMC shall default in the observance or performance of any other covenant or condition in any such agreement or instrument and such default shall continue beyond the grace period, if any, therein specified and, in connection with such default, the maturity of such Indebtedness is accelerated; or any other event shall occur or condition shall exist if the effect of such event or condition is to accelerate the maturity of such Indebtedness; or any such Indebtedness shall be declared due and payable prior to the stated maturity thereof; other than, in each case, Indebtedness with respect to which the failure to pay could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, operations, business or prospects of Borrower or AMC, as the case may be;

         (e) Borrower or AMC receives notice, or a Responsible Officer has knowledge, of a breach by Borrower or AMC of any material representation, warranty or obligation contained in this Agreement, the Note, the AMC Guarantee, the Loan Documents or in any other agreement with Lender provided that (i) a breach by Borrower or AMC of a representation or warranty in


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

a Loan Document shall not constitute an Event of Default hereunder if such party shall have cured such breach within the applicable cure period therein specified, if any, set forth in such Loan Document; provided, further, that any such breach which is a breach of Section 6.11 hereof caused by an event described in Section 8.01(d) shall constitute an Event of Default only as provided in Section 8.01(d).

         (f) The Collateral or any other assets of Borrower or AMC are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of Borrower or AMC and the same is not dissolved or dismissed within sixty (60) days thereafter except where any such actions or events would not either individually or in the aggregate materially and adversely affect the financial condition, operations, business or prospects of Borrower or AMC, as the case may be; an application is made by any Person other than Borrower or AMC for the appointment of a receiver, trustee, or custodian for the Collateral or a material portion of the assets of, Borrower or AMC and the same is not dismissed within sixty (60) days after the application thereof, or Borrower or AMC shall have concealed, removed or permitted to be concealed or removed, in the case of Borrower, any part, and in the case of AMC, any material portion, of its property with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

         (g) An application is made by Borrower or AMC for the appointment of a receiver, trustee or custodian for the Collateral or any other assets of Borrower or AMC; a petition under any section or chapter of the Bankruptcy Code or federal or state law or regulation shall be filed by Borrower or AMC, or Borrower or AMC shall make an assignment for the benefit of its creditors, or any case or proceeding shall be filed by Borrower or AMC for its dissolution, liquidation, or termination, by Borrower or AMC, or Borrower or AMC ceases to conduct its business;

         (h) Borrower or AMC is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs, or a petition under any section or chapter of the Bankruptcy Code or any similar federal or state law or regulation is filed against Borrower or AMC, or any case or proceeding is filed against Borrower or AMC, for its dissolution or liquidation, and such injunction, restraint, petition, case or proceeding is not dismissed within sixty (60) days after the entry of filing thereof; or

         (i) Borrower or AMC becomes insolvent or admits in writing to its inability to pay its debts as they mature;

         (j) Lender shall for any reason cease to have a first priority perfected security interest in the Collateral free and clear of all Liens, solely to the extent that such condition is not cured by or on behalf of Borrower, within five days of such cessation, by repurchasing any Contract which, due to such lack of perfection, is deemed to be an Ineligible Contract hereunder, by paying any resulting Borrowing Base Deficiency in accordance with the provisions of Section 3.03(d) hereof;

         (k) The AMC Guarantee shall cease to be in full force and effect or AMC or an officer or authorized representative acting on its behalf shall so assert;

         (l) Lender, in its good faith judgment, has reasonable cause to believe that there has been a material adverse change in (i) the Collateral,
(ii) Lender's rights under this Agreement, the Note or the AMC Guarantee or any other Loan Document or (iii) the business, operations, prospects or condition (financial or otherwise) of Borrower or AMC (which, in the case of this clause (iii), has not been cured within three Business Days following written notice thereof from the Lender); PROVIDED, that Lender, in its good faith judgment, has reasonable cause to believe that as a result of such event (x) Borrower may be unable to fulfill its obligations hereunder or (y) AMC may be unable to fulfill its obligations under the AMC Guarantee; or

         (m) (i) Borrower shall at any time resign, or be terminated, as a servicer under any securitization; or (ii) Borrower shall at any time receive notice that it will not be renewed as servicer under any securitization and such notice is not revoked within three (3) Business Days.

         SECTION 8.02 REMEDIES OF DEFAULT. (a) If not cured within the cure period, if any, provided within the relevant provision, then upon the continuance of such Event of Default Lender may, by notice to Borrower (which notice shall be deemed given automatically upon occurrence of an Event of Default referred to in paragraph (f), (g), (h) or (i) of Section 8.01 terminate its commitment to make any Loans hereunder, and declare immediately due and payable all principal, interest and other Obligations payable hereunder and under the Note by Borrower then due and payable that would otherwise be due after the date specified in the notice (or the date such notice is deemed given), whereupon all those amounts shall become immediately due and payable, all without further diligence, presentment, demand of payment, protest or notice of any kind, all of which are expressly waived by Borrower. If any Event of Default shall occur and be continuing, Lender may exercise all rights and remedies of a secured party under the UCC, and, to the extent permitted by law, all other rights and remedies granted to Lender in this Agreement and the AMC Guarantee and in any other instrument or agreement securing, evidencing or relating to the Obligations. Without limitation to the foregoing, such actions may include selling the Collateral in a commercially reasonable manner as determined by Lender, instituting suit in equity or instituting other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. If Lender opts to sell or otherwise dispose of the Collateral as one of its remedies upon an Event of Default, Borrower shall remain liable for any remaining deficiency upon applying the proceeds of such sale or other disposition against any and all Obligations, including, without limitation, the reasonable fees and disbursements of any attorneys employed by Lender to collect such deficiency.

         (b) (i) Without limitation to any of the provisions or remedies set forth in Section 8.02(a), if any Event of Default shall have occurred and be continuing, Borrower may, with the consent of Lender in Lender's sole discretion, (A) make a principal payment on the Loans in such amount as Lender shall specify or (B) pledge additional Collateral having such value, as determined by Lender in its sole discretion, as Lender shall specify. If Lender consents to Borrower's taking such action as is described in this Section 8.02(b) upon an Event of Default, Borrower shall remain liable for any remaining deficiency between the amount of the Obligations and the amount of the principal payment or pledge of additional Collateral made pursuant hereto, and under no circumstances shall Lender's consent to such action be construed as a waiver of such deficiency or a modification of the Obligations.

         (ii) In the event that Borrower shall hereinafter pledge any additional Collateral to Lender as specified in Section 8.02(b)(i), Borrower shall, concurrently with such pledge, deliver to Lender an opinion of counsel in form and substance reasonably satisfactory to Lender regarding priority, perfection and the absence of Liens in respect of such Collateral.

         (c) Notwithstanding anything in Section 7.05 to the contrary, it is expressly understood and agreed that Lender shall have sole discretion in determining whether to enforce the covenants set forth in Section 7.05 or immediately to pursue the remedies set forth in this Section 8.02 upon the occurrence of a material adverse change as described in Section 8.01(1). Under no circumstances shall Lender's decision to enforce the covenants set forth in Section 7.05 following such a material adverse change be construed as a waiver of the Event of Default described in Section 8.01(1), or otherwise in any way modify, limit, delay or impair any rights which Lender would otherwise have pursuant to this Section 8.02.

         (d) Lender shall use its reasonable efforts to notify AMC upon the occurrence of an Event of Default; provided, however, that the omission so to notify shall not relieve AMC from any liability which it may have to Lender (or extend the period of time within which performance is required by AMC) in connection with such Event of Default or from any of its respective obligations under the AMC Guarantee.

             ARTICLE IX. ADMINISTRATION AND SERVICING OF CONTRACTS

         SECTION 9.01 ADMINISTRATION AND SERVICING OF CONTRACTS. Borrower, for the benefit of Lender (to the extent provided herein), shall manage, service, administer and make collections on the Contracts with reasonable care, using that degree of skill and attention that Borrower exercises with respect to all comparable automotive receivables that it services for itself or others. Borrower's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Contracts, investigating delinquencies, sending monthly statements to Obligors, reporting tax information to Obligors where required by law, accounting for collections, furnishing the Lockbox Depository with wire transfer instructions pursuant to Section 3.10(b) and furnishing such monthly and annual statements to Lender with respect to distributions and such other reports as are set forth herein. Subject to the provisions of Section 9.02, Borrower shall follow its customary standards, policies and procedures in performing its duties as servicer of the Contracts hereunder. Without limiting the generality of the foregoing, Borrower is authorized and empowered to execute and deliver, on behalf of itself and Lender or either of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Contracts or to the Financed Vehicles securing such Contracts. If Borrower shall commence a legal proceeding to enforce a Contract, Lender shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Contract to Borrower. If in any enforcement suit or legal proceeding it shall be held that Borrower may not enforce a Contract on the ground that it shall not be a real party in interest or a holder entitled to enforce such Contract, Lender shall, at Borrower's expense and direction, take reasonable steps to enforce such Contract, including bringing suit in Borrower's name or the name of Lender. Lender shall upon the written request of Borrower furnish Borrower with any powers of attorney and other documents reasonably necessary or appropriate to enable Borrower to carry out its servicing and administrative duties hereunder.

         SECTION 9.02 COLLECTION AND ALLOCATION OF CONTRACT PAYMENTS. Borrower shall make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. For purposes of this Agreement, Borrower shall allocate collections between principal and interest in accordance with the actuarial method, in the case of Precomputed Contracts, and the Simple Interest Method, in the case of Simple Interest Contracts, and, in each case, in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself. Borrower may grant extensions, rebates or adjustments on a Contract in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself and others, which shall not modify the original due dates of the Scheduled Payments on Contracts other than in accordance with the Payment Deferment and Due Date Change Policies. Borrower may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Contract. Borrower shall not agree to any alteration of the interest rate on any Contract except where obligated by law (e.g., the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) or as permitted by the Payment Deferment and Due Date Change Policies.

         SECTION 9.03 REALIZATION UPON CONTRACTS. On behalf of Lender, Borrower shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which Borrower shall have determined eventual payment in full is unlikely. Borrower shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle securing any such Contract at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle securing any such Contract shall have suffered damage, Borrower shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

         SECTION 9.04 PHYSICAL DAMAGE INSURANCE. Borrower shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the Contract.

         SECTION 9.05 MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. Borrower shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Contract in the related Financed Vehicle. Borrower is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of Lender in the event of the relocation of a Financed Vehicle or for any other reason.

         SECTION 9.06 COVENANTS OF BORROWER RELATING TO SERVICING. (a) Borrower shall not release the Financed Vehicle securing any Contract from the security interest granted by such Contract in whole or in part except in the event of payment in fall by the Obligor thereunder or repossession or other liquidation of such Financed Vehicle, nor shall Borrower impair the rights of Lender in such Contract, nor shall Borrower increase the number of scheduled payments due under a Contract except in conformity with the Payment Deferment and Due Date Change Policies or as otherwise required by law.

         (b) (i) In the case of any Illinois Contract, (x) Borrower shall not place collateral protection insurance on any Financial Vehicle upon the related Obligor's failure to maintain such insurance unless the notice required by 815 ILCS 180/10 was provided to such Obligor and any co-signer or guarantor at the time the related retail installment sale transaction was entered into and (y) in the event such Contract is declared immediately due and payable (accelerated) upon the occurrence of certain events specified in the Illinois Form of Contract, Borrower shall not declare, collect or receive unearned and unaccrued finance charges in the amount accelerated and (ii) in the case of any New Jersey Contract, Borrower shall not treat non-collateral items contained in a related repossessed Financial Vehicle as abandoned.

         SECTION 9.07 CUSTODY OF CONTRACT FILES. To assure uniform quality in servicing the Contracts and to reduce administrative costs, Lender hereby revocably appoints Borrower, and Borrower hereby accepts such appointment, to act for the benefit of Lender as custodian of the Contract Files which are hereby or will hereby be constructively delivered to Lender, as of the related Borrowing Date with respect to each Contract being pledged to Lender on such Borrowing Date.

         SECTION 9.08 SAFEKEEPING. Borrower shall hold the Contract Files as custodian for the benefit of Lender and itself and maintain such accurate and complete accounts, records and computer systems pertaining to each Contract File as shall enable Lender to comply with this Agreement. In performing its duties as custodian Borrower shall act with reasonable care, using that degree of skill and attention that Borrower exercises with respect to the Contract Files relating to all comparable automotive receivables that Borrower services for itself or others. Borrower shall conduct, or cause to be conducted, periodic audits of the Contract Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable Lender to verify the accuracy of Borrower's record keeping. Borrower shall promptly report to Lender any failure on its part to hold the Contract Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by Lender of the Contract Files.

         SECTION 9.09 CUSTODIAN TO HOLD LEGAL FILES. Borrower and Lender hereby acknowledge that Custodian shall hold the Legal Files as custodian for the benefit of Borrower and Lender pursuant to the Custody Agreement.

         SECTION 9.10 QUARTERLY STATEMENTS AS TO COMPLIANCE; NOTICE OF DEFAULT. Borrower shall deliver to Lender, on or before February 15, May 15, August 15 and November 15 of each year beginning February 15, 1998, an Officer's Certificate in the form attached hereto as Exhibit Q, dated as of the preceding December 31, March 31, June 30 and September 30, respectively, stating that (i) a review of the servicing activities of Borrower during the preceding three month period (or such shorter period as shall have elapsed since the first Borrowing Date) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, Borrower has fulfilled all its servicing obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         SECTION 9.11 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT. Borrower shall cause a firm of independent certified public accountants, which may also render other services to Borrower or their affiliates, to deliver to Lender on or before April 30 of each year beginning April 30, 1998, a report addressed to the Board of Directors of Borrower, to the effect that such firm has examined the financial statements of Borrower and issued its report thereon and that such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and (c) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, van, sport utility vehicle and light-duty truck loans serviced for others that, in the firm's opinion, such Program requires such firm to report. Such report will also indicate that the firm is independent of Borrower within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 9.12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING CONTRACTS. Borrower shall provide to Lender access to the Contract Files to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Borrower. Nothing in this Section shall affect the obligation of Borrower to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of Borrower to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 9.13 SERVICING AND OTHER EXPENSES. Borrower shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on Borrower and expenses incurred in connection with payments and reports to Lender. Borrower shall also pay all Dealer Participation Fees and in no event shall Lender have any liability for such fees.

         SECTION 9.14 APPOINTMENT OF SUB-SERVICER. Borrower may at any time appoint a sub-servicer to perform all or any portion of its servicing obligations; PROVIDED, HOWEVER, that Borrower shall remain obligated and be liable to Lender for the servicing and administering of the Contracts in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-servicer and to the same extent and under the same terms and conditions as if Borrower alone were servicing and administering the Contracts. The fees and expenses of the sub-servicer shall be as agreed between Borrower and its sub-servicer from time to time, and Lender shall not have any responsibility therefor.

         SECTION 9.15 PROTECTION OF TITLE TO CONTRACTS. (a) Borrower shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Lender in the Contracts and in the proceeds thereof. Borrower shall deliver (or cause to be delivered) to Lender file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Borrower shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Lender at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Borrower shall have an obligation to give Lender at least thirty
(30) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. Borrower shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States of America.

         (d) Borrower shall maintain accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in the Collection Account and the Payahead Account in respect of such Contract.

         (e) Borrower shall maintain its computer systems so that, from and after the time of pledge under the Security Agreement of the Contracts, Borrower's master computer records (including any backup archives) that refer to a Contract shall indicate clearly the interest of Lender in such Contract; including, without limitation, by placing all of the Contracts subject to such Lien in a single branch on Borrower's Loan Accounting System. Indication of Lender's interest in a Contract shall be deleted from or modified on Borrower's computer systems when, and only when, the related Loan shall have been paid in full.

         (f) Borrower shall permit Lender and its agents at any time during normal business hours and upon reasonable notice to inspect, audit and make copies of and abstracts from Borrower's records regarding any Contract.

         (g) Upon request, Borrower shall furnish to Lender, within five (5) Business Days, a list of all Contracts (by contract number and name of Obligor) then being serviced by Borrower under this Agreement, together with a reconciliation of such list to the List of Contracts and to each of the Remittance Certificates furnished before such request.

                            ARTICLE X. MISCELLANEOUS

         SECTION 10.01 SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder Lender is hereby authorized at any time and from time to time, without notice to Borrower, or to any other person or entity, any such notice being hereby expressly waived, to set-off against any obligation owing by Lender or any affiliate of Lender to Borrower, or against any funds or other property of Borrower or any of its Subsidiaries held by or otherwise in the possession of Lender or any affiliate of Lender, the obligations and liabilities of Borrower or any of its Subsidiaries to Lender under this Agreement irrespective of whether or not Lender shall have made any demand hereunder.

         SECTION 10.02 AMENDMENTS, WAIVERS, ETC. None of the Loan Documents or any terms thereof may be amended, modified or otherwise supplemented except in writing signed by the parties thereto. In the case of any waiver of a Default or Event of Default, any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         SECTION 10.03 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Lender in exercising any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies or privileges thereunder. The rights, remedies, powers and privileges provided in the Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

         SECTION 10.04 PAYMENT OF EXPENSES, INDEMNITY, ETC. Borrower agrees to:

         (a) pay or reimburse Lender on demand for all its out-of-pocket fees, costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, modification or supplement to, or any waiver under, any Loan Document and any other document prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of counsel to Lender with respect to any of the foregoing, including, without limitation, such fees and disbursements incurred in advising the Lender from time to time as to its rights and remedies under any Loan Document, subject, with respect to the fees and disbursements of Brown & Wood LLP incurred in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents, to the previously agreed upon $70,000 limit on such fees and disbursements; PROVIDED, HOWEVER, that, other than in connection with the preparation, execution and delivery of this Agreement, Borrower shall not be obligated to reimburse Lender for the foregoing costs and expenses of counsel unless such costs and expenses are incurred in connection with:

                  (i) the advice of counsel with respect to (A) the performance of Borrower or AMC, and/or any of their respective Subsidiaries under any Loan Document (including without limitation, changes to the definition of Eligible State as provided in such definition) or (B) (x) the rights of Lender under any Loan Document or (y) Lender's rights relating to the Collateral (including, without limitation, its security interest therein), in each case in this clause (B) in connection with any change in the condition (financial or otherwise), operations, business or prospects of the Borrower or any of its Affiliates;

                  (ii) any waiver in respect of any Loan Document (whether or not executed or otherwise granted as provided in such Loan Document);

                  (iii) any amendment, supplement or modification in respect of any Loan Document that is executed by the parties thereto as required by such Loan Document; or

                  (iv) any proposed amendment, supplement or modification in respect of any Loan Document that is not executed by the parties thereto as required by such Loan Document if Borrower proposed or requested such amendment, supplement or modification.

         (b) pay on demand all reasonable costs and expenses of Lender, including without limitation the reasonable fees and disbursements of counsel to Lender, in connection with the occurrence or continuance of a Default or Event of Default and the enforcement, collection, protection or preservation (whether through negotiations, legal proceedings or otherwise) of this Agreement or any other Loan Document, the Collateral, any Obligation or any right, remedy, power or privilege of Lender hereunder or under any other Loan Document;

         (c) except as otherwise set forth in Section 3.16, pay and hold
Lender harmless from and against any and all present and future stamp, excise, recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of any Loan Document and hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission by Borrower to pay such taxes or fees; and

         (d) indemnify Lender and its Affiliates and each of their respective directors, officers, employees and agents and hold each of them harmless from and against, any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including without limitation the reasonable fees and disbursement of counsel to Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investigation, claim, litigation or other proceeding, pending or threatened (whether or not any of them is designated a party thereto), in connection with, arising out of or in any way related to this Agreement or any other Loan Document or any of the transactions contemplated herein or therein or any use of the proceeds of any Loan by Borrower; provided that Lender shall not be entitled to any indemnification for any of the foregoing resulting from its gross negligence or willful misconduct.

If and to the extent that the indemnity obligations of Borrower under this
Section 10.04 may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

         SECTION 10.05 HEADINGS DESCRIPTIVE. The headings of the several articles and sections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

         SECTION 10.06 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

         SECTION 10.07 ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

         SECTION 10.08 BINDING EFFECT. This Agreement shall be binding upon and shall be enforceable by Borrower and Lender and their respective successors and permitted assigns.

         SECTION 10.09 SURVIVAL. The provisions of Sections 3.07, 3.16 and
10.04 shall survive the execution and delivery of this Agreement and the payment in full of the Obligations.

         SECTION 10.10 GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY.

         (a) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS PERSONALLY DELIVERED OR TRANSMITTED BY REGISTERED MAIL TO THE ADDRESS SET FORTH FOR NOTICES IN SECTION 9.10; PROVIDED THAT UPON ANY SUCH SERVICE BY REGISTERED MAIL THE SENDING PARTY SHALL, SIMULTANEOUSLY THEREWITH, SEND NOTICE OF SUCH SERVICE TO THE OTHER PARTY VIA FACSIMILE TRANSMISSION. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 10.11 NOTICE. (a) Any notice hereunder shall be in writing and shall be personally delivered, transmitted by postage prepaid registered airmail, by facsimile telegram or cable to the parties as follows:

To Lender:        Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attention: Bruce Katz
                  Telephone: (203) 622-3858
                  Facsimile: (203) 629-4640

                  With a copy to:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attention: General Counsel
                  Telephone: (203) 625-6065
                  Facsimile: (203) 629-4571

To Borrower:      Long Beach Acceptance Corp.
                  One Mack Centre Drive
                  Paramus, New Jersey 07652
                  Attention: General Counsel
                  Telephone: (201) 262-5222
                  Facsimile: (201) 262-6868

         All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally; the date five (5) calendar days after posting if transmitted by mail; or in the case of a facsimile, telegram or cable, at the time sent. Either party may change its address for purposes hereof by notice to the other.

         (b) Lender hereby agrees that it will provide to AMC copies of all notices it provides to Borrower hereunder.

         SECTION 10.12 COUNTERPARTS. This Agreement may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

         SECTION 10.13 MERGER OR CONSOLIDATION. Provided no Event of Default shall then be continuing or result therefrom, any Person (i) into which Borrower may be merged or consolidated, (ii) resulting from any merger or consolidation to which Borrower is a party or (iii) succeeding to all or substantially all of the business of Borrower, provided that in any of the foregoing cases such Person shall execute an agreement of assumption to perform every obligation of Borrower, as the case may be, under this Agreement, and whether or not such assumption agreement is executed, shall be the successor to Borrower hereunder (without relieving Borrower of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Agreement. Each of the representations and warranties set forth herein at ARTICLE V shall be true and correct and no covenants set forth in Article VII shall be breached, in each case with respect to the surviving Person of any such merger or consolidation as of the effective date of any such merger or consolidation.

         SECTION 10.14 FUTURE ASSURANCES. At its sole cost and without expense to Lender, on demand, Borrower shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as Lender shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights pledged or assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey, pledge or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or any of the other Loan Documents, or for filing, registering or recording of the Security Documents (as defined in the Security Agreement).

        SECTION 10.15 ASSIGNABILITY. The rights and obligations of the parties under this Agreement shall not be assigned or otherwise transferred, by sale of participation interests or otherwise, by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld, except that this Agreement may be assigned to any Person who succeeds the Borrower, in accordance with Section 10.13, without any such consent.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

                       GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., Lender


                       By: /s/ Bruce R. Katz
                           ---------------------------------------
                           Name: Bruce R. Katz
                           Title: Vice President


                       LONG BEACH ACCEPTANCE CORP., Borrower


                       By: /s/ George S. Ginsberg
                           ---------------------------------------
                           Name: George S. Ginsberg
                           Title: Executive Vice President

                                                                     SCHEDULE A

                          ELIGIBLE STATE SCHEDULE
                          -----------------------

                             California
                             Connecticut
                             Delaware
                             Illinois
                             Indiana
                             Maryland
                             Massachusetts
                             Michigan
                             Missouri
                             Nevada
                             New Hampshire
                             New Jersey
                             New York
                             North Carolina
                             Ohio
                             Pennsylvania
                             Rhode Island
                             South Carolina
                             Texas
                             Vermont
                             Virginia

                                                                     SCHEDULE B

                  REPRESENTATIONS AND WARRANTIES OF BORROWER

                         WITH RESPECT TO THE CONTRACTS.

         (a) Borrower makes the following representations and warranties as to each Contract in which a Lien is granted to Lender. Such representations and warranties speak, unless otherwise specifically provided therein, as of the related Borrowing Date and as to the Contracts being pledged to Lender on such Borrowing Date.

              (i) CHARACTERISTICS OF CONTRACTS. Each Contract i) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by Borrower from such Dealer under an existing Dealer Agreement with Borrower, and was validly assigned by such Dealer to Borrower in accordance with its terms, ii) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of Borrower in the Financed Vehicle, which security interest is assignable by Borrower to Lender and by Lender to others, iii) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, iv) provides for level monthly payments (PROVIDED, that the payment in the first or last month in the life of the Contract may be minimally different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, v) in the case of Precomputed Contracts, in the event that such Contract is prepaid, provides for a prepayment that fully pays the Principal Balance and includes, unless prohibited by applicable law, a full month's interest, in the month of prepayment, at the Annual Percentage Rate, vi) was originated in accordance with the Program Guidelines, (G) shall be substantially identical to one of the Forms of Contract and (H) shall be originated in an Eligible State.

              (ii) LIST OF CONTRACTS. The information set forth in the related List of Contracts is true and correct in all material respects as of the opening of business on the related Cut-off Date, and no selection procedures believed to be adverse to Lender were utilized in selecting the Contracts. The computer tape or other listing regarding the Contracts made available to Lender and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all respects.

              (iii) COMPLIANCE WITH LAW. Each Contract and the sale of the Financed Vehicle complied at the time it was originated or made and on the related Borrowing Date complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the

         Federal Reserve Board's Regulations B and Z, the Texas Consumer Credit Code and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

              (iv) BINDING OBLIGATION. Each Contract represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

              (v) NO GOVERNMENT, CORPORATE OR FLEET OBLIGOR. None of the Contracts is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state. All of the Contracts are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer financed vehicles and (b) the related Contract or Contracts have the benefit of the personal guaranty of a natural person or persons. No Contract has been included in a "fleet" sale (I.E., a sale to any single Obligor of more than five Financed Vehicles).

              (vi) SECURITY INTEREST IN FINANCED VEHICLE. Immediately prior to the pledge thereof, each Contract shall be secured by a validly perfected first priority security interest (subject to tax and mechanics' liens arising after the Cut-off Date) in the Financed Vehicle in favor of Borrower as secured party or either (i) all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest (subject to tax and mechanics' liens arising after the Cut-off Date) in the Financed Vehicle in favor of Borrower as secured party or (ii) a Dealer Title Guaranty has been obtained with respect to such Financed Vehicle.

              (vii) CONTRACTS IN FORCE. No Contract has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Contract in whole or in part.

              (viii)   NO WAIVER. No provision of a Contract has been waived.

              (ix) NO AMENDMENTS. No Contract has been amended such that the amount of the Obligor's scheduled payments has been increased, except in accordance with Payment Deferment and Due Date Change Policies or as otherwise required by law.

              (x) NO DEFENSES. As of the Cut-off Date, no right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Contract.

              (xi) NO LIENS. As of the Cut-off Date, no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Contract.

              (xii) NO DEFAULT. Except for (x) payment delinquencies continuing for a period of not more than 29 days (calculated on the basis of a 360-day year of twelve 30-day months) as of the Cut-off Date and (y) in connection with Contracts pledged to Lender on the first Borrowing Date, as provided in Section 2.01(b)(v) of this Agreement: no default, breach, violation or event permitting acceleration under the terms of any Contract has occurred and not been cured; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Contract has arisen; and Borrower has not waived and shall not waive any of the foregoing.

              (xiii) INSURANCE. Borrower, in accordance with its customary procedures determined at acquisition thereof that the Obligor has obtained physical damage insurance covering the Financed Vehicle and under the terms of the Contract the Obligor is required to maintain such insurance and Borrower obtained a vendor's single interest physical damage insurance policy as required by the Underwriting Guidelines and such policy is in full force and effect.

              (xiv) TITLE. After giving effect to the related CBT Wire Transfer, the Contract has not been sold, transferred, assigned or pledged by Borrower to any Person other than Lender. Immediately prior to each pledge herein contemplated, Borrower had good and marketable title to each Contract free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the pledge thereof, Borrower shall have a first priority perfected security interest in each Contract, free and clear of all Liens, encumbrances, security interests and rights of others except for (a) tax liens and mechanics' liens arising after the Cut-off Date and (b) Liens of CBT under the CBT Warehouse Agreement and Liens of Lender under Bridge Facility and the Receivable Purchase Facility (which in the case of such Liens referred to in this clause (b) will be released no later than immediately prior to any pledge of such Collateral to Lender under the Security Agreement). Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of the Contract.

              (xv) LAWFUL PLEDGE. Assuming that all necessary licensing and qualification requirements have been met by Lender, no Contract has been originated in, or is subject to the laws of, any jurisdiction under which the pledge of such Contract or any Contract under this Agreement is unlawful, void or voidable.

              (xvi) ALL FILINGS MADE. All filings (including UCC filings) necessary in any jurisdiction to give Lender a first priority perfected security interest in the Contracts have been made.

              (xvii) ONE ORIGINAL. There is only one original executed copy of each Contract and dealer assignment thereof.

              (xviii) MATURITY OF CONTRACTS. Each Contract has a final maturity date as set forth in the related List of Contracts.

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

              (xix) SCHEDULED PAYMENTS. Each Contract has a first Scheduled Payment due, in the case of Precomputed Contracts, or a scheduled due date, in the case of Simple Interest Contracts, on or prior to the end of the month following the related Cut-off Date.

              (xx) SIMPLE INTEREST OR PRECOMPUTED CONTRACTS. Each Contract provides that all allocations of payments with respect to principal and interest, and the determination of periodic charges and the like, are made using either (i) the Simple Interest Method, based on the actual number of days elapsed and the actual number of days in the calendar year, or (ii) the actuarial, sum of the periodic balances, sum of the monthly balances or any equivalent method, based on a 360-day year consisting of twelve 30-day months.

              (xxi) LOCATION OF CONTRACT FILES. The Contract Files are kept at one or more of the locations listed in Schedule C.

              (xxii) OUTSTANDING GROSS BALANCE. As of the Cut-off Date, each Contract has an outstanding gross balance of at least $3,000.00.

              (xxiii) NO BANKRUPTCIES. Other than as expressly permitted by the Program Guidelines, as of the related Cut-off Date no Obligor on any Contract was noted in the related Contract File as having filed for bankruptcy.

              (xxiv) NO REPOSSESSIONS. As of the Cut-off Date, no Financed Vehicle securing any Contract is in repossession status.

              (xxv) CHATTEL PAPER. Each Contract constitutes "chattel paper" as defined in the UCC.

              (xxvi) AGREEMENT. The representations and warranties of Borrower in Section 6.01 are true and correct.

              (xxvii) CALIFORNIA CONTRACTS. Each California Contract has been, and at all times during the term of this Agreement will be, serviced by the Borrower in compliance with Cal. Civil Code Section 2981, ET SEQ.

              (xxviii) ILLINOIS CONTRACTS. (a) Borrower does not own a substantial interest in the business of a Dealer within the meaning of Illinois Sales Finance Agency Act Rules and Regulations, Section 160.230(1), and (b) with respect to each Illinois Contract, (i) the printed or typed portion of the related Form of Contract complies with the requirements of 815 ILCS 375/3(b), (ii) Borrower has not, and for so long as such Contract is outstanding shall not, place or cause to be placed on the related Financed Vehicle any collateral protection insurance in violation of 815 ILCS 180/10.

              (xxix) MISSOURI CONTRACTS. No debt cancellation coverage (GAP insurance) was sold in connection with any Missouri Contract with respect to which the purchase price of the related Financed Vehicle was $7,500 or less.

              (xxx) TEXAS CONTRACTS. No required or requested insurance has been sold or procured by Borrower in respect of any Texas Contract, other than any such insurance the premiums for which have been fixed or approved by the State Board of Insurance of the State of Texas.

              (xxxi) OHIO CONTRACTS. Pursuant to Ohio Rev. Code Ann. Sect. 1345.74(A), at the time of purchase of any new motor vehicle, the manufacturer, directly or through its agent or dealer, has provided the buyer with a written statement in substantially the following form on a separate piece of paper in 10-point type and all capital letters:
         IMPORTANT: IF THIS MOTOR VEHICLE IS DEFECTIVE, YOU MAY BE ENTITLED UNDER STATE LAW TO A REPLACEMENT OR TO COMPENSATION.

                                                                     SCHEDULE C



                   LOCATION OF CONTRACT FILES AND LEGAL FILES



CONTRACT FILES:   Long Beach Acceptance Corp.
                  One Mack Centre Drive
                  Paramus, New Jersey 07652

                  or, at such other or additional locations in the United States as Borrower may notify to Lender from time to time.




LEGAL FILES:      Chase Bank of Texas, National Association
                  700 North Pearl Street
                  Dallas, Texas 75201

                                                                     SCHEDULE D



                               LOCKBOX SCHEDULE


                   CBT Lockbox Number: 910373
                   Long Beach Acceptance Corp.

                   Lockbox Address:  P.O. Box 910373
                                     Dallas, TX 75391-0373

                   Lockbox Account #: 0010-091-6395
                   ABA #: 113-000-609

                                                                     SCHEDULE E



                         LONG BEACH ACCEPTANCE CORP.


                            SCHEDULE OF INSURANCE

                            MDM INSURANCE ASSOCIATES
                              SCHEDULE OF INSURANCE

ASSURED: LONG BEACH ACCEPTANCE CORP. (a subsidiary of Ameriquest Mortgage Company)
DATE:    December 16, 1997                                                                                       Page 1

-----------------------------------------------------------------------------------------------------------------------
COMPANY and             POLICY            COVERAGE/REMARKS                                               LIMITS
POLICY NUMBER           TERM
-----------------------------------------------------------------------------------------------------------------------
Chubb Insurance         10/29/97 to       COMMERCIAL PACKAGE POLICY
3535 78 08              10/29/98
                                          PROPERTY COVERAGES:
                                          Blanket Real & Business Personal Property,
                                          Tenants Improvements & Betterments,
                                          Valuable Papers & Records, Electronic Data
                                          Processing Equipment and Media                                 $ 44,942,280
                                          Blanket Business Income including Extra Expense                $  5,455,800
                                          Deductible: $1,000 each occurrence

                                          LIABILITY COVERAGES:
                                          General Aggregate Limit - applies per location                 $  2,000,000
                                          (other than Products/Completed Operations)
                                          Products/Completed Operations Aggregate Limit                  $  2,000,000
                                          Personal & Advertising Injury Limit                            $  1,000,000
                                          Each Occurrence Limit                                          $  1,000,000
                                          Fire Damage Limit                                              $     50,000
                                          Medical Expense Limit                                          $      5,000
                                          Employee Benefits Errors & Omissions
                                                  Limit of Liability each claim                          $  1,000,000
                                                  Aggregate Limit                                        $  1,000,000
                                                  Deductible: $1,000 each claim


-----------------------------------------------------------------------------------------------------------------------
               THIS IS A SCHEDULE AND NOT A CONTRACT AND DOES NOT INCLUDE THE POLICY CONDITIONS & EXCLUSIONS.
                                     IT IDENTIFIES COVERAGES AND EXPLAINS THEM BRIEFLY.

                            MDM INSURANCE ASSOCIATES
                              SCHEDULE OF INSURANCE

ASSURED: LONG BEACH ACCEPTANCE CORP. (a subsidiary of Ameriquest Mortgage Company)
DATE:    December 16, 1997                                                                                       Page 2

-----------------------------------------------------------------------------------------------------------------------
COMPANY and             POLICY            COVERAGE/REMARKS                                               LIMITS
POLICY NUMBER           TERM
-----------------------------------------------------------------------------------------------------------------------
Chubb Insurance         10/29/97 to       BUSINESS AUTOMOBILE POLICY
7321 59 29              10/29/98          Bodily Injury & Property Damage Liability Limit                $  1,000,000
                                          Automobile Medical Payments                                    $      5,000
                                          Uninsured Motorists (various limits by state)
                                          Comprehensive - $500 Deductible
                                          Collision - $500 Deductible
                                          Repossessed Autos covered as per policy form
                                          Exclusion for autos while leased or rented to others
                                          Schedule of autos on file with company


Chubb Insurance         10/29/97 to       COMMERCIAL UMBRELLA LIABILITY POLICY
7973 07 12              10/29/98          Each Occurrence                                                $ 20,000,000
                                          Products/Completed Operations Aggregate                        $ 20,000,000
                                          General Aggregate                                              $ 20,000,000
                                          Combined Aggregate                                             $ 20,000,000
                                          Retention: $10,000 each occurrence
                                          Excess of limits on policies shown in Schedule of
                                          Underlying Insurance.


-----------------------------------------------------------------------------------------------------------------------
               THIS IS A SCHEDULE AND NOT A CONTRACT AND DOES NOT INCLUDE THE POLICY CONDITIONS & EXCLUSIONS.
                                     IT IDENTIFIES COVERAGES AND EXPLAINS THEM BRIEFLY.

                            MDM INSURANCE ASSOCIATES
                              SCHEDULE OF INSURANCE

ASSURED: LONG BEACH ACCEPTANCE CORP. (a subsidiary of Ameriquest Mortgage Company)
DATE:    December 16, 1997                                                                                       Page 3

-----------------------------------------------------------------------------------------------------------------------
COMPANY and             POLICY            COVERAGE/REMARKS                                               LIMITS
POLICY NUMBER           TERM
-----------------------------------------------------------------------------------------------------------------------
Chubb Insurance         11/08/97 to       WORKERS' COMPENSATION                                          Statutory
7164 36 45              11/08/98          & EMPLOYERS LIABILITY                                          Vrs. by state
                                          Coverage provided in all states except
                                          monopolistic states.

Lloyds of London        12/08/96 to       DIRECTORS' & OFFICERS' and COMPANY
DNO-96-12-025           02/13/98          REIMBURSEMENT and NON-ENTITY
(through BISC)                            EMPLOYMENT PRACTICES LIABILITY
                                          Aggregate Limit of Indemnity                                   $  5,000,000
                                          Sub-limit for Entity Wrongful Employment Practices             $  3,000,000
                                          Retentions:
                                             Insuring Clause 1A - $0
                                             Insuring Clause 1B - $100,000
                                             Entity Wrongful Employment Practices - $100,000

Lloyds of London        12/08/96 to       EXCESS DIRECTORS' & OFFICERS' and COMPANY
F01012D96               02/13/98          REIMBURSEMENT
(through BISC)                            Aggregate Limit of Indemnity                                   $  2,000,000
                                          Excess of $5,000,000 in the aggregate for a total
                                          limit of $7,000,000


-----------------------------------------------------------------------------------------------------------------------
               THIS IS A SCHEDULE AND NOT A CONTRACT AND DOES NOT INCLUDE THE POLICY CONDITIONS & EXCLUSIONS.
                                     IT IDENTIFIES COVERAGES AND EXPLAINS THEM BRIEFLY.

                            MDM INSURANCE ASSOCIATES
                              SCHEDULE OF INSURANCE

ASSURED: LONG BEACH ACCEPTANCE CORP. (a subsidiary of Ameriquest Mortgage Company)
DATE:    December 16, 1997                                                                                       Page 4

-----------------------------------------------------------------------------------------------------------------------
COMPANY and             POLICY            COVERAGE/REMARKS                                               LIMITS
POLICY NUMBER           TERM
-----------------------------------------------------------------------------------------------------------------------
Lloyds of London        04/30/97 to       ADDITIONAL EXCESS DIRECTORS' & OFFICERS'
Policy Number TBD       02/13/98          Aggregate Limit of Indemnity                                   $  8,000,000
(through BISC)                            Excess of $7,000,000 in the aggregate for a total
                                          limit of $15,000,000

Lloyds of London        12/08/96 to       MORTGAGE BANKERS PROFESSIONAL
MPL-96-12-031           02/13/98          SERVICES LIABILITY
(through BISC)                            Limit of Indemnity                                             $  5,000,000
                                          Sub-limit applies via Punitive Damages sub-limit end           $    100,000
                                          Deductibles: $100,000 each Wrongful Act, except
                                                       $ 25,000 for Auto Financing Wrongful Acts
                                                       $  5,000 for Non-Reimbursable Employed
                                                                   Lawyers Litigation


-----------------------------------------------------------------------------------------------------------------------
               THIS IS A SCHEDULE AND NOT A CONTRACT AND DOES NOT INCLUDE THE POLICY CONDITIONS & EXCLUSIONS.
                                     IT IDENTIFIES COVERAGES AND EXPLAINS THEM BRIEFLY.

                            MDM INSURANCE ASSOCIATES
                              SCHEDULE OF INSURANCE

ASSURED: LONG BEACH ACCEPTANCE CORP. (a subsidiary of Ameriquest Mortgage Company)
DATE:    December 16, 1997                                                                                       Page 5

-----------------------------------------------------------------------------------------------------------------------
COMPANY and             POLICY            COVERAGE/REMARKS                                               LIMITS
POLICY NUMBER           TERM
-----------------------------------------------------------------------------------------------------------------------
Lloyds of London        12/08/96 to       MORTGAGE BANKERS BOND
OC943/94-410-0266       02/06/98          Insuring Clauses 1 through 12                                  $  5,000,000
(through BISC)                            Annual Reinstatement Limits apply per terms of Bond
                                          Deductible:  $100,000 all clauses except:
                                                              Insuring Clause 7 - No deductible
                                                              Insuring Clause 8 - No deductible
                                                              Insuring Clause 9 - $15,000 except
                                                              for $5,000 on Real Estate Taxes
                                                              Insuring Clause 10 - $2,500
                                                              Insuring Clause 11 - $15,000
                                          Various sub-limits apply to insuring clauses as outlined in bond form

Lloyds of London        12/08/96 to       EXCESS MORTGAGE BANKERS BOND
XS94-266-011            02/06/98          (Drop Down Form)
(through BISC)                            Aggregate Limit of Indemnity Excess of Primary Bond
                                          under Insuring Clause 1(a) only                                $  5,000,000
                                          Sub-limit for all other Insuring Clauses                       $    300,000


-----------------------------------------------------------------------------------------------------------------------
               THIS IS A SCHEDULE AND NOT A CONTRACT AND DOES NOT INCLUDE THE POLICY CONDITIONS & EXCLUSIONS.
                                     IT IDENTIFIES COVERAGES AND EXPLAINS THEM BRIEFLY.

-----------------------------------------------------------------------------------------------------------------------
COMPANY AND POLICY NUMBER          POLICY TERM                             COVERAGE/REMARKS
-----------------------------------------------------------------------------------------------------------------------
Utica National Insurance Group     11/1/97 to 11/1/98                      Lender's Single Interest Blanket Policy
CIM 2187817                                                                  All Risk Physical Damage
                                                                             Repossessed Collateral
                                                                             Instrument Non-Filing
                                                                             Skip and Confiscation

-----------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                            [FORM OF AMC GUARANTEE]
                                                                January 30, 1998

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

         Re: Guarantee by Ameriquest Mortgage Company

Ladies and Gentlemen:

         1. For value received and in accordance with the terms of the Warehouse Lending Agreement, dated as of January 30, 1998 (the "Agreement"), between Greenwich Capital Financial Products, Inc., as Lender ("Lender") and Long Beach Acceptance Corp., as Borrower ("Borrower"), Ameriquest Mortgage Company, a Delaware corporation ("AMC") hereby unconditionally and irrevocably Guarantees to Lender, or any successor in interest of Lender, the due, punctual and complete payment and performance by Borrower when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, of the Borrower Obligations. For purposes of this Guarantee, "Borrower Obligations" means any and all Obligations of Borrower to Lender under the Agreement. Lender may make demands under this Guarantee for such amounts and performance from time to time. AMC hereby represents that its obligations hereunder do and shall rank PARI PASSU with all unsecured and unsubordinated indebtedness of AMC, as applicable. Terms used and not defined herein shall have the meanings assigned in the Agreement.

         2. Payments and performance required under this Guarantee shall be payable and performed whenever any amount or performance guaranteed hereunder has not been promptly made to Lender in accordance with the Agreement. When pursuing its rights and remedies hereunder against AMC, Lender may, but shall be under no obligation to, pursue the rights, remedies, powers and privileges as it may have against Borrower or any other Person or against any collateral security or Guarantee for the Borrower Obligations or any right of offset with respect thereto. Any failure by Lender to pursue the other rights, remedies, powers or privileges or to collect any payments from Borrower or any other Person or to realize upon any collateral security or Guarantee or to exercise any right of offset, or any release of Borrower or any other Person or of any the collateral security, Guarantee or right of offset, shall not relieve AMC of any liability hereunder, and shall not impair or affect the rights, remedies, powers or privileges, whether express, implied or available as a matter of law, of Lender against AMC.

         3. AMC shall remain obligated hereunder notwithstanding that, without any reservation of rights against AMC, and without notice to or further assent by AMC, any demand for payment of any of the Borrower Obligations made by Lender may be rescinded by Lender, and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or Guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender, or the Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated in accordance with the terms thereof, in whole or in part, as Lender may deem advisable from time to time, and any collateral security, Guarantee or right of offset at any time held by Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the Guarantee set forth herein or any property subject thereto. When making any demand hereunder against AMC, Lender may, but shall be under no obligation to, make a similar demand on Borrower or any other guarantor and any release of Borrower or any other guarantor shall not relieve any of its obligations or liabilities hereunder, and shall not impair or affect the rights, remedies, powers and privileges, express or implied, or as a matter of law, of Lender against AMC.

         4. AMC waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by Lender upon the Guarantee of AMC set forth herein or acceptance of the Guarantee of AMC set forth herein; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the Guarantee of AMC set forth herein; and all dealings between Borrower or AMC, on the one hand, and Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the Guarantee of AMC set forth herein. AMC waives diligence, presentment, protest, demand for payment and notice of default or nonpayment and all other notices of any kind to or upon Borrower or AMC with respect to the Borrower Obligations. The Guarantee of AMC set forth herein shall be construed as a Guarantee of payment, and not of collection.

         5. The Guarantee set forth herein shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon AMC and its successors and permitted assigns, and shall inure to the benefit of Lender, and its respective successors, endorsees, transferees and assigns, until all the Borrower Obligations and the obligations of AMC under this Guarantee shall have been satisfied by payment in full and the commitment of Lender under the Agreement shall have been terminated. The obligations of AMC under this Guarantee shall be fully recourse to AMC and all property and assets of AMC whether now owned or hereinafter acquired, and AMC shall remain liable for all of the Borrower Obligations pursuant to the terms of this Guarantee.

         6. The Guarantee set forth herein shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by Lender for any reason whatsoever, including, without limitation, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or AMC or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, Borrower or AMC or any substantial party of its property, or otherwise, all as though the payments had not been made.

         7. All payments due hereunder shall be paid in immediately available funds after demand no later than 1:00 P.M. on the second Business Day following the date of such demand. Demand shall be made in writing to AMC's office located at 1100 Town and Country Road, Orange, CA 92868, Attention:
General Counsel or such other address in the United States which may be designated by AMC by written notice delivered to Lender.

         8. To the full extent permitted by law, AMC hereby waives all rights of subrogation, contribution, reimbursement, indemnity or otherwise, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise by reason of any payment or performance by AMC pursuant to the provisions of this Guarantee. Without limitation to the foregoing, notwithstanding any payment or payments made by AMC hereunder or any setoff or application of funds of AMC by Lender, AMC shall not be entitled to be subrogated to any of the rights of Lender against or any collateral security or Guarantee or right of offset held by Lender for the payment of the Borrower Obligations, nor shall AMC seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by AMC hereunder, until all amounts owing to Lender by Borrower on account of the Borrower Obligations are paid in full and the commitment of Lender under the Agreement is terminated. If any amount shall be paid to AMC on account of the subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full and the Commitment of Lender under the Agreement shall not have been terminated, the amount shall be held by AMC in trust for Lender, segregated from other funds of AMC, and shall forthwith upon receipt by AMC, be turned over to Lender in the exact form received by AMC (duly endorsed by AMC to Lender, if required), to be applied against the Borrower Obligations, whether matured or unmatured, at the time and in the order as Lender may determine. Notwithstanding the foregoing, AMC may obtain reimbursement from Borrower to the extent permitted pursuant to Section 3.12(d) of the Agreement.

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AMC EXPRESSLY WAIVES ANY AND ALL BENEFITS UNDER CALIFORNIA CIVIL CODE SECTIONS 2809, 2810, 2819, 2845, 2849, 2850, AND 2855, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d, AND 726, AND ANY OTHER SURETYSHIP OR SIMILAR LAW OR DEFENSE NOW OR HEREAFTER IN EFFECT.

         9. AMC hereby represents and warrants to Lender as of the date of this Guarantee and on an ongoing basis on each date that the Borrower Obligations are outstanding as follows:

            (a) ORGANIZATION. It is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and is duly qualified to do business in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a material adverse effect on its financial condition, operations, business or prospects.

            (b) POWER AND AUTHORITY. It has all requisite corporate power and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted and to execute and deliver and perform its obligations under this Guarantee, except as could not reasonably be expected to have a material adverse effect on its financial condition, operations, business or prospects.

            (c) AUTHORIZATION OF GUARANTEE. All appropriate and necessary action has been taken by it to authorize the execution and delivery of this Guarantee and the performance and observance of the terms hereof.

            (d) GUARANTEE BINDING. This Guarantee has been duty executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by laws governing insolvency or creditors' rights generally and general equity principles. The execution, delivery and performance of this Guarantee does not and will not violate any provision of law, regulation, order or other governmental directive, or conflict with, constitute a default under, or result in the breach of any provision of any material agreement, ordinance, decree, bond, indenture, order or judgment to which it is a party or by which it is bound.

            (e) COMPLIANCE WITH LAW. It is conducting its business and operations in compliance with all applicable laws, regulations, ordinances and directives of governmental authorities, except to the extent that any noncompliance could not reasonably be expected to have a material adverse effect on its financial condition, operation, business or prospects. It has filed all tax returns required to be filed and has paid all taxes due in respect of the ownership of its assets or the conduct of its operations except (a) to the extent that the payment of such taxes is being contested in good faith by it in appropriate proceedings and adequate reserves have been provided for the payment thereof, or (b) with respect to such returns and/or taxes which are not material in either nature or amount such that any failure to file such returns or pay such taxes would not materially and adversely affect its financial condition, operations, business or prospects.

            (f) CONSENTS. All licenses, consents and approvals required from and all registrations and filings required to be made with any governmental or other public body or authority for the making and performance by it of this Guarantee have been obtained and are in effect, except as could not reasonably be expected to have a material adverse effect on its financial condition, operations, business or prospects or on its ability to perform the obligations hereunder.

            (g) LITIGATION. There is no action, suit or proceeding at law or in equity by or before any court, governmental agency or authority or arbitral tribunal now pending or, to the best of its knowledge, threatened against or affecting it which, if determined adversely, may reasonably be expected to have a material adverse effect on its business, operations or financial condition.

            (h) FINANCIAL STATEMENTS. The audited balance sheets of AMC as at December

31, 1996, and the related statements of income for the fiscal periods ended on such date, and the unaudited balance sheets of AMC as at November 30, 1997, heretofore furnished to Lender, are complete and correct in all material respects and fairly present the financial condition of AMC as at said date (subject to normal year-end audit adjustments and tax planning adjustments), all in accordance with U.S. generally accepted accounting principles applied on a consistent basis. On said date, AMC had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheet as at said date. Since November 30, 1997, there has been no material adverse change in the operations, condition (financial or otherwise), business or prospects of AMC from that set forth in said financial statements as at said date.

                  (i) OTHER OBLIGATIONS. It is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of agreement or instrument to which it is a party or by which it is bound the result of which could reasonably be expected to have a material adverse effect on its business, operations or financial condition.

                  (j) INVESTMENT COMPANY ACT. It is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  (k) FULL DISCLOSURE. No representation or warranty made by or on behalf of AMC contained in this Guarantee and no written information or information in any certificate, financial statement or report furnished or to be furnished by or on behalf of AMC hereunder or in connection with the transactions contemplated hereby contains or will contain an untrue statement of a material fact, or, omits or will omit to state any material fact necessary to make the statements herein contained, in light of the circumstances in which made, not misleading.

                  (l) ERISA. Except as set forth on Schedule A hereto, neither AMC nor any of its subsidiaries maintains any Plans, and AMC agrees to notify Lender in advance of forming any other Plans. Neither AMC nor any Commonly Controlled Entity has any obligations or liabilities with respect to any employee pension benefit plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five-year period prior to the date this representation is made or deemed made. AMC will give notice if at any time it or any Commonly Controlled Entity has any obligations or liabilities with respect to any employee pension benefit plan or Multiemployer Plan. All Plans maintained by AMC or any Commonly Controlled Entity are in substantial compliance with all applicable laws (including ERISA). AMC is not an employer under any Multiemployer Plan.

         10. AMC hereby covenants as follows:

                  (a) NOTICE. It shall promptly give notice to Lender of the occurrence of (i) any Event of Default relating to it under the Agreement or event which with the giving of notice or the passing of time or both would constitute such an Event of Default relating to it, specifying the event and the action which it proposes to take with respect thereto, (ii) any event or occurrence known to it which will or could reasonably be expected to adversely affect the collectibility of the Contracts or the ability of Borrower to service such Contracts or the ability of Borrower to perform its obligations under any Custodian Agreement or (iii) any other event or occurrence which individually or in the aggregate could reasonably be expected to materially and adversely affect AMC's financial condition, operations, business or prospects.

                  (b) TAXES. AMC shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (i) to the extent that AMC shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof, or (ii) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, business or prospects of AMC.

                  (c) BOOKS AND RECORDS: OTHER INFORMATION. (i) AMC shall maintain accurate and complete books and records with respect to its business. All accounting books and records shall be maintained in accordance with generally accepted accounting principles consistently applied.

                  (ii) Only to the extent reasonably necessary to protect Lender's interest hereunder, AMC shall, and shall cause each of its respective subsidiaries to, permit any representative of Lender to visit and inspect any of the properties of AMC to examine the books and records of AMC and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of AMC and each such subsidiary with the officers and independent public accountants thereof and as often as Lender may reasonably request, and so long as no default hereunder shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable notice. AMC shall provide to Lender all information regarding its respective operations and practices as Lender shall reasonably request in writing. In connection with the matters described in this Section 10(c), Lender shall not at any time use or disclose to any Person, except to any professional adviser who needs to know such information in connection with the transactions contemplated hereby, or except in connection with any litigation or arbitral proceedings commenced by or against Lender or any of its affiliates, any information that may be within or may come to its or their knowledge if such information is of a type that would generally be expected to be held as confidential if such information is of a type that would generally be expected to held as confidential; provided, however, that the foregoing shall not apply to the extent that such information was (i) previously known by Lender from sources other than AMC or its directors, officers or agents, (ii) in the public domain through no fault of Lender, (iii) lawfully acquired by Lender on a non-confidential basis from other sources who are not known by Lender to be bound by a confidentiality agreement with AMC or (iv) required to be disclosed by judicial or administrative process or by any other Requirement of Law.

                  (d) PAYMENT OF FEES AND EXPENSES. AMC shall pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with the return of payments by AMC deposited for collection by Lender.

                  (e) CONTINUITY OF BUSINESS AND COMPLIANCE WITH AGREEMENT. AMC shall continue in business in a prudent, reasonable and lawful manner with all licenses, permits, and qualifications necessary to perform its obligations under this Guarantee, except where such failure could not reasonably be expected to materially and adversely affect such performance.

                  (f) FINANCIAL STATEMENTS AND ACCESS TO RECORDS. AMC shall provide Lender with quarterly unaudited financial statements within sixty
(60) days of the end of AMC's first three fiscal quarters, and will provide Lender with audited annual financial statements within one hundred twenty
(120) days of AMC's fiscal year-end audited by a nationally recognized independent certified public accounting firm. Upon request of Lender, AMC shall provide Lender with unaudited monthly financial statements. AMC shall deliver to Lender with each financial statement a certificate by AMC's chief financial officer, certifying that such financial statements are complete and correct in all material respects and that, except as noted in such certificate, such chief financial officer has no knowledge of any default by it hereunder or any event which with the giving of notice or the passing of time or both would constitute such a default.

                 (g) FINANCIAL CONDITION. AMC shall maintain a net worth of at least 95% of the net worth AMC is required to maintain pursuant to the credit documents AMC has entered into with its primary warehouse lender (which on the date hereof is CBT) (net worth, in each case, being calculated in accordance with such credit documents); provided that, if such credit documents are terminated and AMC does not have a primary warehouse lender, the reference to such credit documents will be deemed to be to such credit documents as in effect immediately prior to such termination. AMC shall maintain a debt-to-equity ratio of no more than 105% of the debt-to-equity ratio AMC is required to maintain pursuant to the credit documents AMC has entered into with its primary warehouse lender (which on the date hereof is CBT) (debt-to-equity, in each case, being calculated in accordance with such credit documents); provided that, if such credit documents are terminated and AMC does not have a primary warehouse lender, the reference to credit documents AMC has entered into with its primary warehouse lender will be deemed to be to such credit documents as in effect immediately prior to such termination.

                  (h) LITIGATION MATTERS. AMC shall notify Lender in writing, promptly upon its learning thereof, of any litigation, arbitration or administrative proceeding which may reasonably be expected to materially and adversely affect the operation, financial condition or business of AMC or AMC's ability to perform under this Guarantee or other rights under this Guarantee.

                  (i) FULFILLMENT OF OBLIGATIONS. AMC shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with generally accepted accounting principles with respect thereto have been provided on the books of AMC, and except to the extent that the failure to do so could not individually or in the aggregate reasonably be expected to materially and adversely affect the financial condition, operations, business or prospects of AMC.

                  (j) COMPLIANCE WITH LAWS, ETC. AMC shall, and shall, cause each of its respective subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Contracts, if the failure to comply therewith could, individually or in the aggregate, reasonably be expected to materially and adversely affect the financial condition, operations, business or prospects of AMC.

                  (k) NO ASSIGNMENT. Except with respect to an assignment that complies with Section 15 hereof. AMC shall not assign this Guarantee, except with the prior written consent of Lender, which consent shall not be unreasonably withheld.

         11. The obligations of AMC under this Guarantee are irrevocable, primary, absolute and unconditional and shall be paid or performed strictly in accordance with this Guarantee under all circumstances irrespective of:

                  (a) any lack of validity or enforceability of the Agreement, any other Loan Document or any Collateral, or any amendment, other modification or waiver in respect thereof;

                  (b) any exchange or release of any other obligations hereunder;

                  (c) the existence of any claim, set-off, defense, reduction, abatement or other right that Lender or Borrower may have at any time against any of Borrower, AMC or any other Person (as applicable);

                  (d) any document presented in connection with the Agreement or this Guarantee proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

                  (e) any payment by AMC under this Guarantee against presentation of a certificate or other document that does not strictly comply with terms of this Guarantee; and

                  (f) any other circumstances, other than payment in full, that might otherwise constitute a defense available to, or discharge of, Borrower in respect of the Agreement.

         12. Neither the failure of Borrower or Lender to perform any covenant or obligation in favor of AMC nor the failure or omission to make a demand permitted hereunder shall in any way affect or limit AMC's obligations under this Guarantee.

         13. AMC agrees to:

                  (i) pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, modification or supplement to, or any waiver under, this Guarantee and any other document prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including without limitation the reasonable fees and disbursements of counsel to Lender, subject to the previously agreed upon $70,000 limit to the fees and disbursements of Brown & Wood LLP incurred in connection with the preparation, negotiation and execution of the Agreement;

                  (ii) pay on demand all reasonable costs and expenses of Lender, including without limitation the reasonable fees and disbursements of counsel to Lender, in connection with the occurrence or continuance of a default under this Guarantee and the enforcement, collection, protection or preservation (whether through negotiations, legal proceedings or otherwise) of this Guarantee, any Borrower Obligation or any right, remedy, power or privilege of Lender hereunder;

                  (iii) except as otherwise set forth in Section 3.16 of the Agreement, which shall also apply to AMC, pay and hold Lender harmless from and against any and all present and future stamp, excise, recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of this Guarantee and hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes or fees; and

                  (iv) indemnify Lender and its affiliates and each of their respective directors, officers, employees and agents and hold each of them harmless from and against, any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including without limitation the reasonable fees and disbursement of counsel to Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investigation, claim, litigation or other proceeding, pending or threatened (whether or not any of them is designated a party thereto), in connection with, arising out of or in any way related to this Guarantee any of the transactions contemplated herein or therein; provided that Lender shall not be entitled to any indemnification for any of the foregoing resulting from its gross negligence or willful misconduct.

If and to the extent that the indemnity obligations of AMC under this Section 13 may be unenforceable for any reason, AMC hereby agrees to make the maximum contribution to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

         14. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any default under this Guarantee Lender is hereby authorized at any time and from time to time, without notice to AMC or to any other Person or entity, any such notice being hereby expressly waived, to set-off against any obligation owing by Lender or any affiliate of Lender to Borrower, any of its Subsidiaries or AMC, or against any funds or other property of Borrower, any of its Subsidiaries or AMC held by or otherwise in the possession of Lender or any affiliate of Lender, the Borrower Obligations and the obligations and liabilities of AMC to Lender hereunder, irrespective of whether or not Lender shall have made any demand hereunder.

         15. Provided no Event of Default shall then be continuing or result therefrom, any Person (i) into which AMC may be merged or consolidated, (ii) resulting from any merger or consolidation to which AMC is a party or (iii) succeeding to all or substantially all of the business of AMC, provided that in any of the foregoing cases such Person shall execute an agreement of assumption to perform every obligation of AMC under this Guarantee, and whether or not such assumption agreement is executed, shall be the successor to AMC hereunder (without relieving AMC of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Guarantee. Each of the representations and warranties set forth herein at SECTION 9 hereof shall be true and correct with respect to the surviving Person of any such merger or consolidation as of the effective date of any such merger or consolidation.

         16. Each party shall, from time to time after execution of this Guarantee and without further consideration, execute such documents or take such action as may be reasonably necessary to carry out the purpose or intention of this Guarantee

         17. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Communications with respect to this Guarantee other than requests for payment pursuant to a notice referred to in the preceding paragraph shall also be addressed to AMC at 1100 Town and Country Road, Orange, CA 92868, Attention: General Counsel, specifically referring to this Guarantee.

         18. EACH PARTY HERETO HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION ARISING HEREUNDER AND ALSO WAIVES THE RIGHT IN ANY SUCH LITIGATION, TO IMPOSE COUNTERCLAIMS OR SET-OFFS OF ANY KIND OR DESCRIPTION UNLESS SUCH COUNTERCLAIM OR SET-OFF IS COMPULSORY OR MANDATORY IN NATURE UNDER THE NEW YORK CIVIL PRACTICE LAW AND RULES. EACH PARTY HERETO FURTHER SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF

THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING PERSONALLY DELIVERED OR TRANSMITTED BY REGISTERED MAIL TO THE ADDRESS SET FORTH ABOVE; PROVIDED THAT UPON ANY SUCH SERVICE BY REGISTERED MAIL THE SENDING PARTY SHALL, SIMULTANEOUSLY THEREWITH, SEND NOTICE OF SUCH SERVICE TO THE OTHER PARTY VIA FACSIMILE TRANSMISSION. NOTHING IN THIS GUARANTEE WILL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         19. Any notice hereunder shall be in writing and shall be personally delivered, transmitted by postage prepaid registered airmail, by facsimile, telegram or cable to the parties at the address for notices set forth in the Agreement. All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally; the date five (5) calendar days after posting if transmitted by mail; or in the case of a facsimile, telegram or cable, at the time sent. Either party may change its address for purposes hereof by notice to the other.

                                    Very truly yours,

                                    AMERIQUEST MORTGAGE COMPANY

                                    By:_______________________________________
                                    Name:
                                    Title:


AGREED AND ACCEPTED:

GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC., Lender

By:____________________________________________
Name:
Title:

                 FORM OF BORROWING BASE CERTIFICATE                    EXHIBIT B

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
600 STEAMBOAT ROAD
GREENWICH, CONNECTICUT 06830
ATTENTION: MIKE HARRIS

LADIES AND GENTLEMEN:

The undersigned, Long Beach Acceptance Corp., refers to the Warehouse Lending Agreement, dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Agreement", the terms defined therein being used herein as therein defined), between the undersigned and you. The undersigned hereby delivers this Borrowing Base Certificate to you pursuant to Section 6.14 of the Agreement and hereby certifies to you as follows

------------------------------------------------------ ------------  --------  ------------  ----------  ----------  -------------
                                                       0-119 DQ      0-119 DQ  120-179 DQ    120-179 DQ  Total Loan  Total Advance
                                                       Loan Balance  Advance   Loan Balance  Advance     Balance
------------------------------------------------------ ------------  --------  ------------  ----------  ----------  -------------
I.  ADVANCE RATES                                                       95.5%                    50.00%                          %

II. CALCULATION OF BORROWING BASE
    A. PREVIOUS BALANCES

       (i) ALL CONTRACTS-BEFORE APPLICATION OF
       PRINCIPAL PAYMENTS (a) PLUS (b) PLUS (c)
       (a) ELIGIBLE CONTRACTS FROM PREVIOUS
       BORROWING BASE CALCULATION
       (b) ADDITIONAL CONTRACTS FROM FINDING
       (c) LESS CONTRACTS SOLD

       (ii) UNPAID PRINCIPAL AMOUNT OF ALL CONTRACTS
       AFTER APPLICATION OF PRINCIPAL
       (iii) PRINCIPAL PAYDOWNS APPLIED TO ALL
       CONTRACTS [A(i) MINUS A(ii)]

    B. INELIGIBLE CONTRACTS [SUM OF B(i) THROUGH
       B(vii)]

       (i)  BREACHES OF REPRESENTATION, WARRANTY, OR
       COVENANT
       (ii) LIQUIDATIONS AND LOANS IN DEFICIENCY STATUS
       (iii) > 179 DAYS DELINQUENT
       (iv) CONTRAVENTION OF PAYMENT DEFERMENT AND DUE
       DATE CHANGE POLICY
       (v) BREACH OF ANY COVENANT SET FORTH IN SECTION
       9.02, 9.05, 9.06, OR 9.15
       (vi) ORIGINAL LIEN CERTIFICATE NOT RECEIVED BY
       BORROWER WITHIN 150 DAYS AFTER THE LAST DAY OF
       MONTH

       (vii) DELINQUENT CONTRACTS TO BE REPRICED
       [(a) PLUS (b)]
             (a) REPRICE OF NEWLY DELINQUENT CONTRACTS
                 (120-179 DAYS)
             (b) REPRICE OF NEWLY CURRENT CONTRACTS
                 (LESS THAN 120 DAYS)

    C. REPRICED DELINQUENT CONTRACTS [(i) PLUS (ii)]

       (i) REPRICE OF NEWLY DELINQUENT CONTRACTS
           (FROM B(vii(a)))
       (ii) REPRICE OF NEWLY CURRENT CONTRACTS
            B(vii(b)))

    D. ELIGIBLE CONTRACTS INCLUDED IN BORROWING BASE
       [(A(f)) PLUS (B) PLUS (C)]

------------------------------------------------------

III. CALCULATION OF BORROWING BASE DEFICIENCY
     A. BORROWING BASE EXCESS (DEFICIENCY)
        [II(D) MINUS II(A)]
------------------------------------------------------

NOTE:  30-119 day delinquency sublimit = $ mm
       120-179 day delinquency sublimit = $ mm
------------------------------------------------------

(Pursuant to the terms of Section 3.03 of the Security Agreement, the undersigned hereby requests that each of the Contracts set forth on Schedule 1-A hereto be released from the Lien under the Security Agreement upon payment in full of the amount set forth in I(B) above to you hereby certifies that each of the Contracts set forth on Schedule I-B hereto are to remain subject to the Lien under the Security Agreement.)

The undersigned hereby represents and warrants to you that all of the information set forth in this Borrowing Base Certificate and each of the Schedules attached hereto is true, accurate and complete in all respects

                       FORM OF BORROWING BASE CERTIFICATE

Very truly yours,

                              WIRE INSTRUCTIONS:                        PRINCIPAL DUE:
By                            Chase Manhattan Bank                      Interest Due
    -----------------------   ABA 021-000-021                           ---------------
                              AC Greenwich Capital Financial Products   TOTAL DUE GCFP:
Name                          AC # 1400-95961
      ---------------------   RE IBAC

Title
      ---------------------

                                                                       EXHIBIT C

                           FORM OF CUSTODY RECEIPT OF
                                    BORROWER

The undersigned does hereby certify that:

         1. I am a duly elected, qualified and acting officer of Long Beach Acceptance Corp. ("Long Beach"), am familiar with the facts herein certified and am duly authorized to certify such facts and make this certificate for and on behalf of Long Beach, as Borrower, pursuant to the Warehouse Lending Agreement dated as of January 30, 1998 (the "Agreement"), between Long Beach, as Borrower, and Greenwich Capital Financial Products, Inc., as Lender. Capitalized Terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         2. Each Contract File relating to a Contract listed on the List of Contracts for the Borrowing Date occurring on ________________, 199_, relating to the Agreement contains the documents specified in the definition of "Contract File" in the Agreement and is in the custody of Borrower.

IN WITNESS WHEREOF, the undersigned has executed this document as of the ____ day of ____________, 199_.

                                                 LONG BEACH ACCEPTANCE CORP.
                                                 as Borrower

                                                 By:__________________________
                                                    Name:_____________________
                                                    Title:____________________

                                                                       EXHIBIT D


                          LONG BEACH ACCEPTANCE CORP.

                          FORMS OF DEALER AGREEMENTS

                                 LAW 553 NC 6/96

LAW FORM NO. 553-NC (REV 6/96) CALL (800)344-0996 -C- 1996 THE REYNOLDS AND
REYNOLDS COMPANY     LA16XX      6/96

                            LINE UP COMPUTER/PRINTER SQUARELY WITH BRACKET BELOW

                      THIS IS A CONSUMER CREDIT SALE DOCUMENT


SIMPLE INTEREST MOTOR VEHICLE CONTRACT AND SECURITY AGREEMENT
--------------------------------------------------------------------------
BUYER'S NAME                                              DATE OF CONTRACT   STOCK NO.________________
                                                                             Source __________________
--------------------------------------------------------------------------   Salesperson _____________
BUYER'S RESIDENCE OR PLACE OF BUSINESS         ZIP CODE   AGREEMENT No.      Date ____________________
                                                                             Bus. Phone ______________
--------------------------------------------------------------------------   Res. Phone ______________
CO-BUYER'S NAME AND ADDRESS

--------------------------------------------------------------------------
In this contract the words "we," "us" and "our" refer to the creditor (seller) named below or, upon any assignment, its assignee. The words "you" and "your" refer to the buyer and co-buyer if any named herein and to the heirs, executors, administrators and assigns of such buyer and co-buyer. We sell you the motor vehicle described below (the "vehicle") on credit. The credit price is shown below as the "Total Sale Price."
The "Cash Price" is also shown below. By signing this contract you choose to buy the vehicle on credit and agree to pay the Amount Financed, along with a Finance Charge at the Annual Percentage Rate shown below on the unpaid principal balance of the Amount Financed until paid, according to the schedules, terms and agreements shown on the front and back of this contract. If this contract is signed by a buyer and co-buyer, each is individually and together responsible for all agreements in the contract.
SEE OTHER SIDE FOR ADDITIONAL TERMS AND AGREEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
NEW/USED    YEAR     MAKE     CYL    DIESEL   GAS   OTHER  BODY STYLE   MODEL    ODOMETER READING     VEHICLE IDENTIFICATION NUMBER

         --------------------------------------------------------------------------------------------------------------------------
         COLOR           TRIM           TIRES        TRANS       KEY NO            LIC. NO           R.O.S. NO

-----------------------------------------------------------------------------------------------------------------------------------
                              DISCLOSURES PURSUANT TO THE TRUTH-IN-LENDING ACT
-----------------------------------------------------------------------------------------------------------------------------------
         ANNUAL             FINANCE CHARGE          AMOUNT FINANCED           TOTAL OF PAYMENTS             TOTAL SALE PRICE
   PERCENTAGE RATE        The dollar amount the  The amount of credit      The amount you will have      The total cost of your
The cost of your credit   credit will cost you.  provided to you or on     paid after you have made all  purchase on credit,
as a yearly rate.                                your behalf.              payments as scheduled.        including your down
                                                                                                         payment of $___________.

                      %   $                 (e)  $                         $                       (e)   $                     (e)
-----------------------------------------------------------------------------------------------------------------------------------
YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------------------------------------------------------------
          Number of Payments:                      Amount of Payments:               When Payments Are Due:
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
        Payments of                                                           Monthly, beginning
-----------------------------------------------------------------------------------------------------------------------------------
One Final Payment of
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in the goods or property being purchased.                        (e) MEANS AN ESTIMATE
LATE CHARGES: If any payment is more than 10 days late you will be charged $6 or 5% of the installment past due.
PREPAYMENT: If you pay off early, you may have to pay a penalty.
See the remainder of this document for any additional information about nonpayment, default and any required prepayment in full before the scheduled date.
-----------------------------------------------------------------------------------------------------------------------------------

IF YOU ARE BUYING A USED VEHICLE WITH THIS CONTRACT, AS INDICATED IN THE DESCRIPTION OF THE VEHICLE ABOVE, FEDERAL REGULATIONS MAY REQUIRE A SPECIAL BUYERS GUIDE TO BE DISPLAYED ON THE WINDOW.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.
--------------------------------------------------------------------------------
                     STATEMENT OF INSURANCE
NOTICE: NO PERSON IS REQUIRED AS A CONDITION OF FINANCING THE PURCHASE OF A MOTOR VEHICLE TO PURCHASE, OR NEGOTIATE, ANY INSURANCE THROUGH A PARTICULAR INSURANCE COMPANY, AGENT OR BROKER.
You have requested Seller to include in the balance due under this contract the following insurance. Insurance is to expire WITH / / BEFORE / / AFTER / / the due date of the final installment. Buyer requests Seller to procure insurance on the vehicle against fire, theft, and collision for the term of this contract. Any insurance will not be in force until accepted by the
insurance carrier.                                                Premium

$____________ DED., COMP., FIRE & THEFT ________ Mos. $__________________
$_______________ DEDUCTIBLE COLLISION   ________ Mos. $__________________
BODILY INJURY $________________ LIMITS  ________ Mos. $__________________
PROPERTY DAMAGE $______________ LIMITS  ________ Mos. $__________________
MEDICAL ______________________________  ________ Mos. $__________________
______________________________________  ________ Mos. $__________________
                    TOTAL VEHICLE INSURANCE PREMIUMS $________________(a) Name of Insurer__________________________________________________________
The foregoing declarations are hereby acknowledged.

                     X                       X
___________________________________________________________________________
DATE                   SELLER                   BUYER
-------------------------------------------------------------------------
             CREDIT INSURANCE AUTHORIZATION AND APPLICATION
YOU VOLUNTARILY REQUEST THE CREDIT INSURANCE CHECKED BELOW, IF ANY, AND UNDERSTAND THAT SUCH INSURANCE IS NOT REQUIRED. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under this contract. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract.
Only the persons whose names are signed below are insured.

CREDIT LIFE ________________________ Mos. Premium $_______________________
JOINT LIFE _________________________ Mos. Premium $_______________________
CREDIT ACCIDENT & HEALTH____________ Mos. Premium $_______________________
JOINT CREDIT ACCIDENT & HEALTH______ Mos. Premium $_______________________
                 TOTAL CREDIT INSURANCE PREMIUMS $_______________________(b) Name of Insurer___________________________________________________________
/ / You want Credit Life Insurance / / You do not want Credit Life Insurance / / You want Credit Accident and Health Insurance
/ / You want Joint Credit Life Insurance
/ / You want Joint Credit Accident and Health Insurance
/ / You do not want Credit Accident and Health Insurance
If the boxes above are checked to indicate that you desire Credit Life or Credit Accident and Health Insurance, or both, your signature below means that you agree that you elect the insurance shown above subject to the eligibility requirements, conditions and exclusions set forth in your insurance policy(ies) or certificate(s). If the boxes above are checked to indicate that you do not want Credit Life or Credit Accident and Health Insurance, or both, your signature below acknowledges that fact.

                       X
___________________________________________________________________________
DATE                     BUYER                                 AGE

                       X
___________________________________________________________________________
DATE                     CO-BUYER                              AGE

--------------------------------------------------------------------------------

    ITEMIZATION OF AMOUNT FINANCED
    A. Cash Price Motor Vehicle and Accessories   $_________________(A)
       1. Cash Price Vehicle      $______________
       2. Cash Price Accessories  $______________
    B. Sales Tax................................. $_________________(B)
1.  C. Luxury Tax................................ $_________________(C)
    D. Service Contract (optional)**............. $_________________(D)
       *See Service Contract Box below
    E. Other..................................... $_________________(E)
       To whom paid_______________________________________
    F. Other..................................... $_________________(F)
       To whom paid_______________________________________
    G. Other..................................... $_________________(G)
       To whom paid_______________________________________

    TOTAL CASH PRICE (1A to G)........................... $_________________(1)
    A. Trade-In (Description)
       Yr__________ Make__________
       Model______________________                $_________________(A)
       V.I.N._______________________________
2.     Odometer___________________
    B. Less Pay Off.............................. $_________________(B)
    C.NET TRADE-IN (A minus B)................... $_________________(C)
    D. Cash Downpayment.......................... $_________________(D)
    E. Manufacturer's Rebate..................... $_________________(E)
    TOTAL DOWNPAYMENT (2C + D + E)....................... $_________________(2)
3.  NET CASH PRICE (1 minus 2)........................... $_________________(3)
    AMOUNTS PAID TO PUBLIC OFFICIALS
    A. License................................... $_________________(A)
    B. Registration.............................. $_________________(B)
    C. Title..................................... $_________________(C)
4.  D. Transfer.................................. $_________________(D)
    E. Temporary Tag............................. $_________________(E)
    F. Lien...................................... $_________________(F)
    G. Inspection................................ $_________________(G)
    H. Other..................................... $_________________(H)
    TOTAL OFFICIAL FEES (4A to H)........................ $_________________(4)
    OTHER AMOUNTS FINANCED**
    A. Total premiums paid to Insurance companies
       per Statement of Insurance (a+b).......... $_________________(A)
    B. Other..................................... $_________________(B)
5.     To whom paid_______________________________________
    C. Other..................................... $_________________(C)
       To whom paid_______________________________________
    TOTAL OTHER AMOUNTS FINANCED (5A to C)............... $_________________(5)
6.  AMOUNT FINANCED (3+4+5).............................. $_________________(6)
7.  FEES NOT FINANCED.................................... $_________________(7)
       To whom paid_______________________________________
    **Seller may retain a portion of these amounts.
--------------------------------------------------------------------------------
VEHICLE USE: The primary use of the vehicle will be
             / / Personal, Family or Household  / / Commercial  / / Agricultural
--------------------------------------------------------------------------------
*SERVICE CONTRACT (Optional) You request a service contract written with the following company for the term below. The cost is shown in item (1D) above.

Company___________________________________________ Term ________________ Months
Buyer X____________________________________Co-Buyer X__________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTION: / / You pay no Finance Charge if the Amount Financed, item 6, is paid in full on or before ________________________ 19 ______. SELLERS INITIALS ______
--------------------------------------------------------------------------------
                         THERE IS NO COOLING OFF PERIOD
STATE LAW DOES NOT PROVIDE FOR A "COOLING OFF" OR OTHER CANCELLATION PERIOD
FOR THIS SALE. THEREFORE, YOU CANNOT LATER CANCEL THIS CONTRACT SIMPLY
BECAUSE YOU CHANGE YOUR MIND, DECIDE THE VEHICLE COSTS TOO MUCH, OR WISH YOU
HAD ACQUIRED A DIFFERENT VEHICLE. AFTER YOU SIGN BELOW, YOU MAY ONLY CANCEL
THIS CONTRACT WITH OUR AGREEMENT OR FOR LEGAL CAUSE, SUCH AS FRAUD.
--------------------------------------------------------------------------------
BUYER AND CO-BUYER ACKNOWLEDGE THAT (1) BEFORE SIGNING THIS CONTRACT BUYER
AND CO-BUYER HAVE READ BOTH SIDES OF THIS CONTRACT AND RECEIVED A LEGIBLE, COMPLETELY FILLED-IN COPY OF THIS CONTRACT; AND (2) BUYER AND CO-BUYER HAVE RECEIVED A COPY OF EVERY OTHER DOCUMENT THAT BUYER AND CO-BUYER SIGNED DURING THE CONTRACT NEGOTIATION; AND (3) THEY EXECUTE THIS CONTRACT UNDER SEAL AND ADOPT AS THEIR SEAL THE "(SEAL)" NEXT TO THE SIGNATURE OF EACH.

BUYER'S SIGNATURE X____________________(Seal)  Seller ____________________(Seal)
CO-BUYER'S SIGNATURE X_________________(Seal)  Seller's Address ________________
                                               By X ______________ Title ______

LAW* FORM NO. 553-NC (Rev 6/96) US PATENT NO 342,967 CALL (800)344-8996
      -C- 1996 THE REYNOLDS AND REYNOLDS COMPANY
     The Printer makes no warranty, express, or implied, as to content or fitness for purpose of this form. Consult your own legal counsel

   TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING. 2. BUYER AND SELLER
              SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                       ADDITIONAL TERMS AND AGREEMENTS

A. PROMISE TO PAY: You promise to pay the downpayment and Amount Financed, plus the Finance Charges on the Amount Financed as shown in the Payment Schedule, even if the vehicle is damaged, destroyed or missing.

B. SIMPLE INTEREST CONTRACT: This is a simple interest contract. The Finance Charge, Total of Payments and Payment Schedule shown may differ from the amount you will ultimately have to pay if your payments are not received on their exact due dates or the Seller adds amounts to the amount you owe for any of the reasons stated below. For example, early payments would reduce your final payment, while late payments and additions to the amount you owe would increase it. Your final payment may be different from the amount shown (or at our option, we may require you to make additional payments until all amounts you owe are paid in full) if the Seller figured the Payment Schedule assuming equal monthly payment periods and other factors permitted under the Truth in Lending Act. Your promise to pay requires you to pay the final payment on the date due even if it is different from the amount shown for any of these reasons.

C. SECURITY INTEREST: You hereby grant us a security interest under the Uniform Commercial Code in the vehicle, which security interest secures all sums which may become due under this contract, as well as any modifications, extensions, renewals, amendments, or re-financing of it.

D. USE OF VEHICLE: You agree to keep the vehicle free of all taxes and liens, except in favor of Seller, and not to use the vehicle--or permit the vehicle to be used--illegally, improperly, or for hire, or to expose the vehicle to misuse, seizure, or confiscation, or other involuntary transfer, even if the vehicle was not the subject of judicial or administrative action. You agree not to make any material change in the vehicle or allow any material change in it to be made, or to remove the vehicle, or allow it to be removed from your state of residence as shown in this contract for a period in excess of 30 days or transfer any interest in the vehicle. You agree to keep the vehicle in good working condition and make all necessary repairs. You agree not to remove the vehicle, nor to permit its removal, from this country. Although we are not obligated to do so, if we elect to pay any liens, fees or taxes in connection with the vehicle, or to expend any other amount to protect our interests in the vehicle, you will reimburse us, at our option;
(i) upon our demand upon you to do so or (ii) we may add the dollar amount of any such liens, fees, taxes or other charges we pay to the balance of this contract, accruing Finance Charge, from the time we pay such amounts until the time you pay them to us, at 16% per annum. In the alternative, we may charge the Annual Percentage Rate shown on the face of this contract, if permitted by law. Such dollar amount and Finance Charge will be due at maturity of this contract or, at our option, in monthly installments due on the remaining payment dates shown on the face of this contract.

E. INSURANCE: You agree to keep the vehicle insured in our favor with a policy satisfactory to us and with an insurer authorized to do business in the jurisdiction in which the vehicle is registered, with comprehensive fire, theft and collision coverage, insuring the vehicle in an amount sufficient to cover the value of the vehicle. You agree to deliver the policies to us, and you agree that we may (i) contact your insurance agent to verify coverage or to add us as a loss payee or lienholder, (ii) make any claim under your insurance policy, (iii) cancel any insurance financed under this contract on your default, and (iv) receive any payment of loss or returned premium, and apply the amounts received, at our option, to repair or replace the vehicle or to your indebtedness under this contract, including indebtedness not yet due. If you fail to maintain such insurance, we may, at our option, procure insurance to protect our interest in the vehicle, and you agree to pay for any insurance we procure and Finance Charges on the premiums at 16% per annum. In the alternative, we may charge the Annual Percentage Rate shown on the face of this contract, if permitted by law, according to the notice we send you. You agree that any insurance we purchase may be for the protection of only our interest in the vehicle, and may be for the remaining term of the contract or any shorter period as we determine. You understand that the insurance premiums may be higher if we must purchase insurance than if you had purchased the insurance yourself. If insurance has been purchased in connection with this contract, any difference between the amounts shown in the Statement of insurance for premiums which may arise from errors in computation, classification, grouping or zoning, or changes in the type of insurance shall be payable by you on demand. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged or destroyed.

F. PREPAYMENT OF AMOUNT OWED: You may prepay all amounts due under this contract at any time. To do so, you must pay all accrued Finance Charges to the date of prepayment and any other charges you owe. Upon prepayment in full, if permitted by law, we may, at our option, impose a prepayment charge of 10% of your unpaid balance, not to exceed $25.

G. DEFAULT: If you breach any warranty or default in the performance of any promise you make in this contract or any other contract you have with us, including, but not limited to, failing to make any payment when due, or become insolvent, or file any proceeding under the U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged, destroyed, used for illegal purposes or impounded, we may at our option and without notice or demand (1) declare all unpaid sums immediately due and payable subject to any right of reinstatement as required by law (2) file suit against you for all unpaid sums (3) take immediate possession of the vehicle (4) exercise any other legal or equitable remedy. Upon repossessing the vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it, together with any accessories, equipment or replacement parts installed therein, at public or private sale. We may purchase the vehicle at any public sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the vehicle, and the remainder will be applied to unpaid sums owing under this contract, including collection costs and reasonable attorneys' fees. If there is any money left over (surplus) it will be paid to you or to another person if required by applicable law. If a balance still remains owing, you promise to pay the same upon demand. If you default or breach this contract you agree to pay Finance Charges at the Annual Percentage Rate shown on the reverse side or if a higher rate is permitted by law, at such higher rate, until all sums owing us are paid in full or until judgment is entered. After judgment, you will pay interest at the lesser of the legal rate or the Annual Percentage Rate, for the purchase of a vehicle for personal, family, household or agricultural purposes; otherwise, you will pay interest at the Annual Percentage Rate shown in this contract. Our remedies are cumulative and taking of any action shall not be a waiver or prohibit us from pursuing any other remedy. You agree that upon your default we shall be entitled to recover from you our reasonable collection costs, including, but not limited to, reasonable attorneys' fees. In addition, if we repossess the vehicle, you grant to us and our agents permission to enter upon any premises where the vehicle is located. Any repossession will be performed peacefully. You agree that we are entitled to recover from you our reasonable costs and expenses arising out of that repossession, including, but not limited to, any sums we pay third party agents. With respect to any sums we are entitled to recover pursuant to the previous four sentences, you will reimburse us, at our option: (i) upon our demand upon you to do so or (ii) we may add the dollar amount of any such sums, costs and expenses to the balance of this contract, accruing Finance Charge, from the time we pay such amounts until the time you pay them to us, at 16% per annum. In the alternative, we may charge the Annual Percentage Rate shown on the face of this contract, if permitted by law.

H. WARRANTIES OF BUYER: You promise that you have given true and correct information in your application for credit, you have no knowledge that will render that information untrue in the future, and you understand that we have relied upon the correctness of that information in entering into this contract; that upon request you will provide us with documents and other information necessary to verify any item of information contained in your credit application; that you have given us a true payoff amount on any vehicle traded in and that if it is not correct and is greater than the amount shown in this contract, you will pay the excess to us upon demand; and that any trade-in vehicle described on the reverse of this contract is free from all claims of others, except as previously disclosed to us.

I. POWER OF ATTORNEY: You hereby appoint us, as well as any of our appropriate officers or other employees, as your attorney-in-fact, with full power of substitution, to sign in your name, place and stead any and all Certificates of Ownership, Registration Cards, applications, affidavits and/or any other documents required or necessary to transfer or convey any and all right, title and interest in and to the vehicle, to any person or persons, and to do and perform any and all other acts necessary or incident to the execution of the powers you hereby grant us, including without limitation endorsing insurance proceeds checks on your behalf, as fully and to all intents and purposes as you might or could do if personally present. This grant of a power of attorney, being coupled with an interest, is irrevocable until all your obligations under this contract are fully satisfied or until judgment is entered.

J. OTHER AGREEMENTS OF BUYER: (1) In the event the estimated Department of Motor Vehicle fees are greater than the amount shown, you will pay the excess to us upon demand. If they are less, we will refund the excess to you. (2) You agree that if we accept moneys in sums less than those due or make extensions of due dates of payments under this contract, doing so will not be a waiver of any later right to enforce the contract terms as written. (3) To the extent permitted by law, we may charge you a $20 fee for the return by a depository institution of a dishonored check, negotiable order of withdrawal or share draft issued in connection with any payment due under this contract.
(4) If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense, as permitted by law, and if you do not claim the property within 10 days after repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you. (5) If your payment is more than 10 days late you will be charged $6 or 5% of the installment past due, whichever is less. (6) You will allow us to inspect the vehicle at any reasonable time and notify us of any change of your address immediately. (7) You acknowledge that we may assign this contract and you agree that the assignee will have all our rights and remedies under this contract and you agree to pay all that is still owed under this contract at the times due, and in the amount due, to the assignee.
(8) Upon payment of this contract in full we may endorse the Certificate of Title or a release of our security interest, as appropriate, and send it to any of you. (9) Any provision of this contract which may be held invalid shall not mean that this contract is unenforceable and the remaining provisions shall continue to be binding. (10) No transfer, renewal, extension, or assignment of any interest in this contract will release you from your obligations under this contract. (11) This contract is to be governed by the law of the jurisdiction in which the seller of the vehicle is located, as set forth on the reverse of this contract and, if the vehicle is repossessed hereunder, the laws of the jurisdiction in which the repossession occurs may govern such repossession. (12) ALL OF THE AGREEMENTS BETWEEN US AND YOU ARE SET FORTH IN THIS CONTRACT AND NO MODIFICATION OF THIS CONTRACT SHALL BE VALID UNLESS IT IS MADE IN WRITING AND SIGNED BY YOU AND US. (13) WE MAY OBTAIN A CONSUMER CREDIT REPORT FROM ONE OR MORE CONSUMER CREDIT REPORTING AGENCIES (CREDIT BUREAUS) IN CONNECTION WITH YOUR APPLICATION AND ANY UPDATE, RENEWAL, REFINANCING, MODIFICATION OR EXTENSION OF THIS CONTRACT AND ANY AFFILIATE OF OURS MAY OBTAIN ONE OR MORE CONSUMER REPORTS ON YOU. YOU AGREE THAT WE MAY ALSO VERIFY YOUR EMPLOYMENT, PAY, ASSETS AND DEBTS AND THAT ANYONE RECEIVING A COPY OF THIS CONTRACT IS AUTHORIZED TO PROVIDE US WITH SUCH INFORMATION. YOU AGREE THAT WE, OUR ASSIGNEE, ANY OF OUR AFFILIATES AND OTHERS MAY EXCHANGE CREDIT, ACCOUNT AND FINANCIAL INFORMATION (INCLUDING INFORMATION IN ANY CREDIT REPORTS) ABOUT YOU. YOU AGREE THAT THIS INCLUDES, BUT IS NOT LIMITED TO, THE SHARING OF INFORMATION FOR THE PURPOSES OF PROVIDING CUSTOMER SERVICE, CONSIDERING YOUR ELIGIBILITY FOR ANY PRODUCT OR SERVICE OFFERED BY US OR OTHERS, AND ENFORCING YOUR OBLIGATIONS TO US OR AN AFFILIATE.

K. DELAY IN ENFORCEMENT: We can delay or waive enforcement of any of our rights under this contract without losing them.

L. SELLER'S WARRANTIES: You agree that you have verified the description of the vehicle to your satisfaction. UNLESS YOU HAVE BEEN GIVEN A WRITTEN WARRANTY BY THE SELLER OF THE VEHICLE, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, SUITABILITY, FITNESS FOR PURPOSE, OR OTHERWISE CONCERNING THE VEHICLE, PARTS OR ACCESSORIES DESCRIBED HEREIN.

M. NOTICES: Any notice sent to you will be sufficient if mailed to your last known address, which is presumed to be your address as set forth in this contract unless you have given us written notice of a change of your address.

N. NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

THE NOTICE ABOVE DOES NOT APPLY IF THE BOX FOR COMMERCIAL OR AGRICULTURAL USE IS CHECKED ON THE REVERSE OF THIS CONTRACT.

-------------------------------------------------------------------------------

                          ASSIGNMENT WITH RECOURSE

For value received, the Seller ("Seller") named on the other side of this Simple Interest Motor Vehicle Contract and Security Agreement ("Contract") does hereby sell, assign and transfer to:__________________________________
and its successors and assigns ("Assignee") all of Seller's right, title and interest to the Contract, the property described in the Contract
("Property"), and all moneys due and to become due under the Contract. Seller (jointly and severally if more than one) hereby further agrees as follows:
Seller guarantees full performance of the Contract in all its terms and the prompt payment when due of any and all sums due under the Contract, together with collection expenses, costs and reasonable attorneys' fees, and agrees to pay Assignee's reasonable attorneys' fees and costs incurred in enforcing this Assignment With Recourse. Seller has not assisted the buyer named in the Contract ("Buyer") in obtaining a loan from any third party to be used as all or a part of any downpayment or any other payment on the Contract, except as expressly stated in the Contract. Seller represents and warrants that all requirements of federal and state laws applicable to the Contract, including, without limitation, the Federal Truth in Lending Act, the Federal Equal
Credit Opportunity Act, state and federal laws regulating consumer credit and discrimination in the granting of consumer credit, and regulations promulgated under such laws, have been complied with. Seller agrees to indemnify Assignee against and hold Assignee harmless from all claims, actions, suits, proceedings, costs, expenses, loss, damages and liabilities, including attorneys fees, arising out of, related to, connected with or resulting from any contention, whether well founded, baseless or otherwise, that there has been a violation of, or failure to comply with, any such laws in connection with the Contract. Seller agrees that in the event the Buyer breaches the Contract, whether or not the Property has been repossessed, or an attempt has been made to do so, suit may be brought by Assignee against Seller, whether or not suit has been commenced against Buyer, and without waiving any rights as to time of repossession. Seller agrees that in the event of default by Buyer or repossession of the Property, Seller will pay to Assignee upon demand the entire balance outstanding under the Contract. Seller waives all rights, defenses, demands and notices under this Assignment With Recourse and all other rights that can be waived in an assignment such as this Seller agrees to indemnify Assignee from all claims, demands, loss and liability, including attorneys fees, in any way arising from the Property or the making or assignment of the Contract Seller waives any and all notice of nonpayment, demand, presentment or protest which may be required under this Assignment With Recourse or in connection herewith, and agrees that any extensions or impairments of remedies which may be granted by Assignee to Buyer shall not in any manner release Seller. In the event that suit is instituted to enforce any of the terms of this Assignment With Recourse, Seller waives the right to change the place of trial from the court originally acquiring jurisdiction Seller warrants that application has been made for vehicle registration showing Assignee as first lienholder on the title to the Property.

Dated _______________________ at ______________________________________________
                                          (Dealer's City and State)
Signed ___________________________ (Seal)  By _________________________________
           (Name of Dealer)                    (Officer, Firm Member or Owner)

                         ASSIGNMENT WITHOUT RECOURSE

For value received, the Seller ("Seller") named on the other side of this Simple Interest Motor Vehicle Contract and Security Agreement ("Contract") does hereby sell, assign and transfer to:__________________________________
and its successors and assigns ("Assignee") WITHOUT RECOURSE as to the obligation of the Buyer and Co-Buyer for payment (except as may be provided by any provision checked below and in other agreements with the Assignee) all of Seller's right, title and interest to the Contract, the property described in the Contract ("Property"), and all moneys due and to become due under the Contract. Seller (jointly and severally if more than one) hereby further agrees as follows: Seller has not assisted the buyer named in the Contract ("Buyer") in obtaining a loan from any third party to be used as all or a part of any downpayment or any other payment on the Contract, except as expressly stated in the Contract. Seller represents and warrants: that the Contract represents a bona fide sale and was actually executed in good faith by the Buyer and the Seller, that at the time of such execution the Buyer was of legal age and competent to execute the Contract; that the Property is truly and accurately described in the Contract, and has been delivered into the possession of Buyer; that the amount recited as having been received as a downpayment was actually paid in cash and not its equivalent; that merchandise taken in trade was received at not more than the reasonable market value thereof at the time of its receipt; that the terms of sale and statements set forth in the Contract are true and correctly set forth; that Seller has the full and complete title to the Property, subject only to the rights of the Buyer; that there are no recoupments, counterclaims, or setoffs on the part of Buyer against the amounts payable; that there have been no representations or warranties made to Buyer not contained in the Contract, that all information given concerning Buyer is true and correct; that, to Seller's knowledge, there is no material misstatement in Buyer's credit application submitted to Assignee; and that Seller has no information or reason to suspect that any provision of the Contract will be violated and that Buyer is not a good moral and financial risk. The Contract, and the transaction if evidences, and all disclosures to Buyer and other matters in connection with the Contract are in all respects made as required by and in accordance with, all applicable federal and state laws and regulations governing the same. Seller agrees not to accept or take possession of payments on the Contract without Assignee's prior written consent. Seller warrants and represents that all requirements of the Federal Truth in Lending Act, the Federal Equal Credit Opportunity Act, state and federal laws regulating consumer credit and discrimination in the granting of consumer credit, and regulations promulgated under such laws, have been complied with and the Seller hereby agrees to indemnify Assignee and hold Assignee harmless from all claims, actions, suits, proceedings, costs, expenses, loss, damages, and liabilities, including attorneys fees, arising out of, connected with, relating to or resulting from any contention, whether well founded, baseless or otherwise, that there has been a violation or failure to comply with, any such laws in connection with the Contract. Should any of Seller's representations or warranties be false, Seller agrees to pay to Assignee or holder, upon demand, the full unpaid balance of the Contract, whether or not possession of the Property has been taken by Assignee or suit has been instituted against the Buyer, Seller, or both Seller agrees that the taking of possession of the Property shall not be deemed an election of remedies, and Seller agrees to pay any deficiency thereafter remaining. If Assignee is required to bring an action against Seller as a result of the breach of any representation or warranty contained in this assignment, Seller agrees to pay reasonable attorneys fees and court costs incurred by Assignee in such action. Seller consents to extensions of payment or alterations of the Contract or impairment of remedies which may be granted by the Assignee, and waives any and all notice of nonpayment, demand, presentment or protest, which otherwise might be required under this assignment or in connection therewith. Seller hereby waives all statutes of limitations and the defense thereof and all other rights that can be waived in an assignment such as this. In the event that suit is instituted to enforce any of the terms of this Assignment Without Recourse, Seller waives the right to change the place of trial from the court originally acquiring jurisdiction. Seller warrants that application has been made for vehicle registration showing Assignee as first lienholder on the title to the Property.

Any of the following that are checked also apply:

/ / Full Guaranty. Seller unconditionally guarantees the full and punctual payment of the full amount remaining unpaid under the Contract and agrees to repurchase the Contract from the Assignee or other holder, upon demand, for the full amount then unpaid, whether the Contract shall then be in default or not.

/ / Full Repurchase. Seller guarantees payment of the full amount remaining unpaid under the Contract and covenants that if default be made in the payment of any installment due under the Contract, to pay the full amount then unpaid to the Assignee or holder, upon redelivery of the vehicle to Seller

/ / Limited Guarantee. Seller guarantees, in the event of a default under the Contract, the payment of the last $_________ of the total amount due under the Contract, and should the net proceeds of the sale of the vehicle be insufficient to pay in full the amount remaining unpaid under the Contract, Seller will, upon demand, pay to the Assignee or other holder the amount of its loss under the Contract.

/ / Partial Recourse. Seller guarantees the due and punctual payment of the first ______ installments due under the Contract ("the Guaranteed Installments") and agrees to repurchase the Contract from the Assignee or other holder upon demand if default be made in the payment of any of the Guaranteed Installments for the full amount then unpaid, but should the Guaranteed Installments be paid punctually and in accordance with the terms of the Contract, the Seller's guaranty shall thereupon cease and as to any installments due thereafter the assignment shall have the same effect as if made without recourse.

Dated _______________________ at ______________________________________________
                                          (Dealer's City and State)

Signed ___________________________(Seal)   By _________________________________
           (Name of Dealer)                    (Officer, Firm Member or Owner)

FORM NO 553-NC (REV. 6/96)

                               DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         500 N. STATE COLLEGE BOULEVARD
         ORANGE, CA 92868

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented by us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer a usable, standard title, as opposed to a repossessed, rebuilt, salvage, lemon, taxi, junking or other title, or a title which indicates that an inaccurate odometer reading had been made (a "Standard title"), to you of each Vehicle to be titled in California and securing an Agreement, we, with respect to each Agreement secured by an interest in a Vehicle to be titled in California and purchased from us by you: (i) certify to you that at the time of the transfer of ownership of the related Vehicle to the Agreement buyer(s) we hold as owner a valid Standard title to the related Vehicle; (ii) guarantee to you proper delivery of a true and correct Standard title to the related Vehicle; (iii) to ensure there are no outstanding liens or encumbrances and to transfer title of ownership to you, guarantee and warrant to you (x) that we will take all steps necessary to report properly the sale of the related Vehicle to the California Motor Vehicles Division, (y) that you will receive a lienholder record from the California Motor Vehicles Division showing you as first priority lienholder of the related Vehicle as of the time of the transfer of ownership of the related Vehicle to the Agreement buyer(s), and
(z) that title and registration certificates will be issued by the California Motor Vehicles Division reflecting a Standard title and showing you to have a first priority security interest in the related Vehicle (i.e. showing you as first priority lienholder) as of the time of said transfer of ownership; and
(iv) guarantee receipt of such lienholder record by you at the above address within 120 days from the date of such Agreement. If such evidence of transfer is not so received within such 120 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         To further induce you to purchase Agreements from us, to transfer a Standard title to you of each Vehicle to be titled outside of California and securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner a valid Standard title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a Standard title and a first priority security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 120 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle which (1) reflects a Standard title and (2) reflects a first priority security interest in such Vehicle in your name at the above address. If such title is not so received within such 120 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         To further induce you to purchase Agreements from us, (1) we warrant and represent to you that with respect to each Agreement which provides for any portion of the Obligor's downpayment to be made at any time subsequent to the execution of the Agreement (such portion is hereinafter referred to as the "Deferred Downpayment"), the Obligor shall pay the Deferred Downpayment in full to us prior to the due date of the first regularly scheduled installment, and (2) we covenant and agree that if the Deferred

                               DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         ONE MACK CENTRE DRIVE
         PARAMUS, NJ 07652

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement. (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented by us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer a usable, standard title, as opposed to a repossessed, rebuilt, salvage, lemon, taxi, junking or other title, or a title which indicates that an inaccurate odometer reading had been made (a "Standard title"), to you of each Vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner a valid Standard title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a Standard title and a first priority security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 60 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle which (1) reflects a Standard title and (2) reflects a first priority security interest in such Vehicle in your name at the above address. If such title is not so received within such 60 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

          You shall retain from the proceeds due us on each Agreement an amount (Reserve Credit) to be agreed upon for each transaction in a Reserve Account in accordance with the Dealer Reserve Addendum to Dealer Agreement then in effect in connection with this agreement (the "Dealer Reserve Addendum"). Notification of the amount of such Reserve Credit by way of statement or payment to us shall be deemed approved by us, unless we advise you to the contrary within ten days after our receipt thereof. Except to the extent otherwise provided in the Dealer Reserve Addendum, so long as we are continuing to do business with you and are not in default hereunder or under any other obligation to you and provided that we maintain a minimum reserve
balance of                 dollars, you will pay us on request monthly from
the Reserve Account all monies therein in excess of     % of the then
aggregate unpaid balances of Agreements held by you.

         In the event that a Vehicle which is the subject of an Agreement is repossessed, we shall immediately, upon your demand, pay to you: (1) the amount of any unearned life or accident and health insurance premiums, (2) the amount of any unearned automobile physical damage insurance premiums, and
(3) the amount  of any unearned extended warranty fee or

                                 DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         ONE MACK CENTRE DRIVE
         PARAMUS, NJ 07652

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented by us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer a usable, standard title, as opposed to a repossessed, rebuilt, salvage, lemon, taxi, junking or other title, or a title which indicates that an inaccurate odometer reading had been made (a "Standard title"), to you of each Vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner a valid Standard title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a Standard title and a first priority security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 120 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle which (1) reflects a Standard title and (2) reflects a first priority security interest in such Vehicle in your name at the above address. If such title is not so received within such 120 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

          You shall retain from the proceeds due us on each Agreement an amount (Reserve Credit) to be agreed upon for each transaction in a Reserve Account in accordance with the Dealer Reserve Addendum to Dealer Agreement then in effect in connection with this agreement (the "Dealer Reserve Addendum"). Notification of the amount of such Reserve Credit by way of statement or payment to us shall be deemed approved by us, unless we advise you to the contrary within ten days after our receipt thereof. Except to the extent otherwise provided in the Dealer Reserve Addendum, so long as we are continuing to do business with you and are not in default hereunder or under any other obligation to you and provided that we maintain a minimum reserve
balance of               dollars, you will pay us on request monthly from the
Reserve Account all monies therein in excess of     % of the then aggregate
unpaid balances of Agreements held by you.

         In the event that a Vehicle which is the subject of an Agreement is repossessed, we shall immediately, upon your demand, pay to you: (1) the amount of any unearned life or accident and health insurance premiums, (2) the amount of any unearned automobile physical damage insurance premiums, and
(3) the amount of any unearned extended warranty fee or

                               DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         1501 WOODFIELD ROAD
         SUITE 220-EAST
         SCHAUMBURG, IL 60173

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide, and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Ohio Retail Installment Sales Act, the Ohio Consumer Sales Practices Act, the Ohio motor vehicle certificate of title law, the Ohio statutory provisions regarding motor vehicle dealers, auction owners, and salespersons, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, and all regulations under all of the above; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and
(5) no defense to the enforcement of or right to rescind the Agreement existed at the time of its assignment to you and no right to rescind the Agreement will exist in the future. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented by us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer a usable, standard title, as opposed to a repossessed, rebuilt, salvage, junking or other title, or a title which indicates that an inaccurate odometer reading had been made (a "Standard title"), to you of each Vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner a valid Standard title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a Standard title and a first priority security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 40 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle which (1) reflects a Standard title and (2) reflects a first priority security interest in such Vehicle in your name at the above address. If such title is not so received within such 40 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         You shall retain from the proceeds due us on each Agreement an amount (Reserve Credit) to be agreed upon for each transaction in a Reserve Account in accordance with the Dealer Reserve Addendum to Dealer Agreement then in effect in connection with this agreement (the "Dealer Reserve Addendum"). Notification of the amount of such Reserve Credit by way of statement or payment to us shall be deemed approved by us, unless we advise you to the contrary within ten days after our receipt thereof. Except to the extent otherwise provided in the Dealer Reserve Addendum, so long as we are continuing to do business with you and are not in default hereunder or under any other obligation to you and provided that we maintain a minimum reserve
balance of           dollars, you will pay us on request monthly from the
Reserve Account all monies therein in excess of      % of the then aggregate
unpaid balances of Agreements held by you.

                               DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         GREENBRIER TOWER 1
         860 GREENBRIER CIRCLE
         SUITE 410
         CHESAPEAKE, VA 23320

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose, including, but not limited to, the rate of finance charge to be paid by the Obligor, comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above, and all filings and postings of rates necessary to charge the rate of finance charge to be paid by the Obligor have been made in accordance with, and within the time period required by, applicable law; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented by us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer a usable, standard title, as opposed to a repossessed, rebuilt, salvage, lemon, taxi, junking or other title, or a title which indicates that an inaccurate odometer reading had been made (a "Standard title"), to you of each Vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner a valid Standard title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a Standard title and a first priority security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 90 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle which (1) reflects a Standard title and (2) reflects a first priority security interest in such Vehicle in your name at the above address. If such title is not so received within such 90 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         You shall retain from the proceeds due us on each Agreement an amount (Reserve Credit) to be agreed upon for each transaction in a Reserve Account in accordance with the Dealer Reserve Addendum to Dealer Agreement then in effect in connection with this agreement (the "Dealer Reserve Addendum"). Notification of the amount of such Reserve Credit by way of statement or payment to us shall be deemed approved by us, unless we advise you to the contrary within ten days after our receipt thereof. Except to the extent otherwise provided in the Dealer Reserve Addendum, so long as we are continuing to do business with you and are not in default hereunder or under any other obligation to you and provided that we maintain a minimum reserve
balance of              dollars, you will pay us on request monthly from the
Reserve Account all monies therein in excess of     % of the then aggregate
unpaid balances of Agreements held by you.

                               DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         500 N. STATE COLLEGE BOULEVARD
         ORANGE, CA 92868

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented to us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase contracts from us, we, with respect to each contract secured by an interest in a vehicle to be titled in California and purchased from us by you: (i) certify to you that at the time of the transfer of ownership of the related motor vehicle to the contract buyer(s) we hold as owner valid title to the related motor vehicle; (ii) guarantee to you proper delivery of a true and correct title to the related motor vehicle; (iii) to ensure there are no outstanding liens or encumbrances and to transfer title of ownership to you, guaranty and warrant to you (x) that we will take all steps necessary to report properly the sale of the related motor vehicle to the California Motor Vehicles Division, (y) that you will receive a lienholder record from the California Motor Vehicles Division showing you as lienholder of the related motor vehicle as of the time of the transfer of ownership of the related motor vehicle to the contract buyer(s), and (z) that title and registration certificates will be issued by the California Motor Vehicles Division showing you to have a security interest in the related motor vehicle (i.e. showing-you as lienholder) as of the time of said transfer of ownership; and (iv) guaranty receipt of such lienholder record by you at the above address within 120 days from the date of such contract. If such evidence of transfer is not so received within such 120 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         To further induce you to purchase Agreements from us, to transfer title to you of each Vehicle to be titled outside of California and securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner valid title to each Vehicle securing an Agreement,
(2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 120 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle reflecting a security interest in such Vehicle in your name at the above address. If such title is not so received within such 120 day period, then, in addition to our obligation to indemnify you and hold you harmless as set forth above, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         To further induce you to purchase Agreements from us, (1) we warrant and represent to you that with respect to each Agreement which provides for any portion of the Obligor's downpayment to be made at any time subsequent to the execution of the Agreement (such portion is hereinafter referred to as the "Deferred Downpayment"), the Obligor shall pay the Deferred Downpayment in full to us prior to the due date of the first regularly scheduled installment, and (2) we covenant and agree that if the Deferred Downpayment is not paid in full by the Obligor prior to such date, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

                               DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         GREENBRIER TOWER 1
         860 GREENBRIER CIRCLE
         SUITE 410
         CHESAPEAKE, VA 23320

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose, including, but not limited to, the rate of finance charge to be paid by the Obligor, comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above, and all filings and postings of rates necessary to charge the rate of finance charge to be paid by the Obligor have been made in accordance with, and within the time period required by, applicable law; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented to us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer title to you of each Vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner valid title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 120 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle reflecting a security interest in such Vehicle in your name at the above address. If such title is not so received within such 120 day period, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         You shall retain from the proceeds due us on each Agreement an amount (Reserve Credit) to be agreed upon for each transaction in a Reserve Account in accordance with the Dealer Reserve Addendum to Dealer Agreement then in effect in connection with this agreement (the "Dealer Reserve Addendum"). Notification of the amount of such Reserve Credit by way of statement or payment to us shall be deemed approved by us, unless we advise you to the contrary within ten days after our receipt thereof. Except to the extent otherwise provided in the Dealer Reserve Addendum, so long as we are continuing to do business with you and are not in default hereunder or under any other obligation to you and provided that we maintain a minimum reserve
balance of         dollars, you will pay us on request monthly from the
Reserve Account all monies therein in excess of     % of the then aggregate
unpaid balances of Agreements held by you.

         In the event that a Vehicle which is the subject of an Agreement is repossessed, we shall immediately, upon your demand, pay to you: (1) the amount of any unearned life or accident and health insurance premiums, (2) the amount of any unearned automobile physical damage insurance premiums, and
(3) the amount of any unearned extended warranty fee or premium, all as advanced by you under such Agreement. In the event that a Vehicle which is the subject of an Agreement is repossessed, we shall safely store it under cover without expense to you at our risk.

         We hereby assign to you, and grant you a security interest in, all of our right, title and interest in our Reserve Account as security for the payment and performance of all of our obligations and liabilities to you arising in connection with the subject matter of this agreement or any other obligation or liability to you. Should a refund or credit be allowed the Obligor because of prepayment of an Agreement, you may apply the amount in the Reserve Account towards our share of any such refund or credit. To the extent that the Reserve Account is insufficient for such purpose, we shall pay to you, promptly upon your demand, our share of any refund which you are required to credit to any Obligor.

         You have the right, at your sole discretion, to withhold payment of the Reserve Account in the event, for any reason, at any time, you feel that the balance in the Reserve Account will not be sufficient to cover refunds or repossessions on existing Agreements.

         We understand that nothing contained in this agreement shall require you to purchase any specified number or minimum number of Agreements from us. It is expressly understood that you have the right, in your sole discretion, for any reason, to reject any Agreement offered by us.

         We hereby waive any notices of default by purchasers or other Obligors on any Agreement and also waive demand, presentment, protest, notice of protest and non-payment, and all other notices to which we might otherwise be entitled by law. We hereby consent in advance to whatever extensions and revisions of Agreements you may agree to in good faith with the Obligors involved.

         This agreement shall be effective as of the date of acceptance hereby by you and shall apply to all Agreements hereafter sold and assigned to you hereunder, unless otherwise specifically agreed in writing with respect to any particular Agreement, irrespective of transfers between original purchasers and subsequent transferees, until all such Agreements are liquidated.

         This agreement shall continue in force until terminated by either you or us upon written notice to the other. No such termination, however, shall affect your or our respective rights and obligations hereunder with respect to any unliquidated Agreement previously purchased by you or with respect to the Reserve Credit established in respect to any such Agreement.

         We shall send all notices and other communications concerning this agreement to your home office at 690 Kinderkamack Road, Oradell, NJ 07649.

         This agreement shall be binding upon the representatives, successors and assigns of the parties and shall be construed in accordance with the laws of the State of New Jersey.

                                                 ______________________________
                                                            (Dealer)

WITNESS or ATTEST:_______________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)
ACCEPTED:  LONG BEACH ACCEPTANCE CORP.
         -------------------------------

BY:_____________________________________

TITLE:__________________________________

DATE:___________________________________

                                DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         690 KINDERKAMACK ROAD
         ORADELL, NJ 07649

Gentlemen:

         We desire you to purchase from time to time hereafter Retail Installment Security Agreements (hereinafter called "Agreements") conforming to your requirements evidencing our sale of motor vehicles (hereinafter called "Vehicles"). Each such Agreement shall ordinarily be assigned to you without recourse to us except for the warranties, representations and obligations set forth in the written assignment accompanying the specific Agreement, and except as set forth herein. We warrant and represent that, with respect to each such Agreement, (1) the sale, assignment and delivery of the Agreement are fully and legally authorized on our part and the signatures to the Agreement are true, valid and genuine signatures of the parties thereto; (2) the Agreement is bona fide and was executed and delivered to us by the retail purchaser or purchasers named therein solely to evidence the sale of, and the obligation to pay the unpaid purchase price of, the Vehicle described therein, and for no other purpose, and the Agreement has been fully performed by us in accordance with its terms and conditions; (3) the form and content of the Agreement and the transaction from which it arose comply in every particular with all laws, rules and regulations, federal and state, pertaining to the transaction evidenced by the Agreement including, but not limited to, the Truth-in-Lending Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the applicable motor vehicle sales finance act or similar act, and all regulations under all of the above; (4) the amount of any down payment was actually paid from the Obligor's own funds and was not borrowed or paid by a third party and such amount, the value of any trade-in and the amount remaining unpaid on the Agreement are as stated therein or as otherwise represented at the time of the assignment to you; and (5) no defense to the enforcement of the Agreement existed at the time of its assignment to you. Furthermore, we guarantee performance of each Agreement covering a Vehicle loaned or rented to us or one sold to an employee or relative of a principal of the undersigned. Upon a breach of any of the above warranties, representations or guaranties, we shall, upon demand, repurchase the subject Agreement from you for an amount equal to the then unpaid balance owing plus any reasonable costs incurred by you including, but not limited to, reasonable attorney's fees. Such payment shall be made upon reassignment of the Agreement to us, without warranty by, or recourse to, you.

         In the event that an Obligor shall assert against you any claim or defense which could have been asserted against us, whether meritorious or not, we shall immediately, upon your demand, repurchase the Agreement from you, as set forth above. We shall additionally, at our sole cost and expense, contest and defend such claim or settle and satisfy the same, and reimburse you for all losses, including reasonable attorney's fees and court costs, which you incur by reason thereof. We shall also indemnify and save you harmless from and against all claims, liabilities and losses resulting from any actual or claimed failure on our part to fulfill our obligations to you or the Obligor, including any breach of warranty claims.

         To further induce you to purchase Agreements from us, to transfer title to you of each Vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner valid title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to each such Vehicle to the appropriate governmental agency, which documentation shall reflect a security interest in such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 120 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle reflecting a security interest in such Vehicle in your name at the above address. If such title is not so received within such 120 day period, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         You shall retain from the proceeds due us on each Agreement an amount (Reserve Credit) to be agreed upon for each transaction in a Reserve Account in accordance with the Dealer Reserve Addendum to Dealer Agreement then in effect in connection with this agreement (the "Dealer Reserve Addendum"). Notification of the amount of such Reserve Credit by way of statement or payment to us shall be deemed approved by us, unless we advise you to the contrary within ten days after our receipt thereof. Except to the extent otherwise provided in the Dealer Reserve Addendum, so long as we are continuing to do business with you and are not in default hereunder or under any other obligation to you and provided that we maintain a minimum reserve
balance of             dollars, you will pay us on request monthly from the
Reserve Account all monies therein in excess of     % of the then aggregate
unpaid balances of Agreements held by you.

         In the event that a Vehicle which is the subject of an Agreement is repossessed, we shall immediately, upon your demand, pay to you: (1) the amount of any unearned life or accident and health insurance premiums, (2) the amount of any unearned automobile physical damage insurance premiums, and
(3) the amount of any unearned extended warranty fee or premium, all as advanced by you under such Agreement. In the event that a Vehicle which is the subject of an Agreement is repossessed, we shall safely store it under cover without expense to you at our risk.

         We hereby assign to you, and grant you a security interest in, all of our right, title and interest in our Reserve Account as security for the payment and performance of all of our obligations and liabilities to you arising in connection with the subject matter of this agreement or any other obligation or liability to you. Should a refund or credit be allowed the Obligor because of prepayment of an Agreement, you may apply the amount in the Reserve Account towards our share of any such refund or credit. To the extent that the Reserve Account is insufficient for such purpose, we shall pay to you, promptly upon your demand, our share of any refund which you are required to credit to any Obligor.

         You have the right, at your sole discretion, to withhold payment of the Reserve Account in the event, for any reason, at any time, you feel that the balance in the Reserve Account will not be sufficient to cover refunds or repossessions on existing Agreements.

         We understand that nothing contained in this agreement shall require you to purchase any specified number or minimum number of Agreements from us. It is expressly understood that you have the right, in your sole discretion, for any reason, to reject any Agreement offered by us.

         We hereby waive any notices of default by purchasers or other Obligors on any Agreement and also waive demand, presentment, protest, notice of protest and non-payment, and all other notices to which we might otherwise be entitled by law. We hereby consent in advance to whatever extensions and revisions of Agreements you may agree to in good faith with the Obligors involved.

         This agreement shall be effective as of the date of acceptance hereby by you and shall apply to all Agreements hereafter sold and assigned to you hereunder, unless otherwise specifically agreed in writing with respect to any particular Agreement, irrespective of transfers between original purchasers and subsequent transferees, until all such Agreements are liquidated.

         This agreement shall continue in force until terminated by either you or us upon written notice to the other. No such termination, however, shall affect your or our respective rights and obligations hereunder with respect to any unliquidated Agreement previously purchased by you or with respect to the Reserve Credit established in respect to any such Agreement.

         This agreement shall be binding upon the representatives, successors and assigns of the parties and shall be construed in accordance with the laws of the State of New Jersey.

                                                 ______________________________
                                                            (Dealer)

WITNESS or ATTEST:_______________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:  LONG BEACH ACCEPTANCE CORP.
         -------------------------------

BY:_____________________________________

TITLE:__________________________________

DATE:___________________________________

                  DEALER RESERVE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         500 N. STATE COLLEGE BOULEVARD
         SUITE 200
         ORANGE, CA 92868

Gentlemen:

         The Dealer Agreement dated ________________________ between you and us (the "Dealer Agreement") provides that from the proceeds due us on each Agreement you shall retain in a Reserve Account an amount (Reserve Credit) to be agreed upon for each transaction. This Dealer Reserve Addendum sets forth the percentage and frequency of payments of, and chargebacks against, the Reserve Credit

         For all Agreements purchased from us by you on and after ______________, the Reserve Credit will be paid in accordance with the following program(s) as checked

         / /      Standard Program -AVAILABLE ON CLASSES I AND II ONLY (applies
                  to class                     )
                  We are credited with 100% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (subject to the minimum reserve balance and the minimum percentage of aggregate unpaid balances set forth in the Dealer Agreement) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full at any time during its term, whether voluntarily or involuntarily after acceleration following a default, the unearned portion of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is also subject to chargeback in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      70/30 Program - AVAILABLE ON CLASSES I AND 11 ONLY (applies
                  to class                     )
                  We are credited with 70% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Dealer Reserve Addendum, the terms of this Dealer Reserve Addendum shall prevail. Otherwise, the Dealer Agreement remains in full force and effect as written.

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.
         --------------------------------

BY:______________________________________

                    DEFERRED DOWNPAYMENT ADDENDUM TO DEALER
                                   AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         500 N. STATE COLLEGE BOULEVARD
         SUITE 200
         ORANGE, CA 92868

Gentlemen:

         This document is an addendum (this "Addendum") to the Dealer Agreement dated ___________________ between you and us (the "Dealer Agreement") and is effective with respect to all Agreements purchased by you from us under the Dealer Agreement from and after the date appearing below. Capitalized terms used in this Addendum and not otherwise defined have the same meanings given to them in the Dealer Agreement.

         The Dealer Agreement is amended by adding the following provisions thereto.

                  To further induce you to purchase Agreements from us, (1) we warrant and represent to you that with respect to each Agreement which provides for any portion of the Obligor's downpayment to be made at any time subsequent to the execution of the Agreement (such portion is hereinafter referred to as the "Deferred Downpayment"), the Obligor shall pay the Deferred Downpayment in full to us prior to the due date of the first regularly scheduled installment, and (2) we covenant and agree that if the Deferred Downpayment is not paid in full by the Obligor prior to such date, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Addendum, the terms of this Addendum shall prevail. Otherwise, the Dealer Agreement and all other addenda thereto remain in full force and effect as written.

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.

BY:______________________________________

                    DEALER RESERVE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         1501 WOODFIELD ROAD
         SUITE 220-EAST
         SCHAUMBURG, IL 60173

Gentlemen:

         The Dealer Agreement dated ______________ between you and us (the "Dealer Agreement") provides that from the proceeds due us on each Agreement you shall retain in a Reserve Account an amount (Reserve Credit) to be agreed upon for each transaction This Dealer Reserve Addendum sets forth the percentage and frequency of payments of, and chargebacks against, the Reserve Credit.

         For all Agreements purchased from us by you on and after ________________, the Reserve Credit will be paid in accordance with the following program(s) as checked

         / /      Standard Program - AVAILABLE ON CLASSES I AND II PREFERRED
                  ONLY (applies to class                     )
                  We are credited with 100% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you The credited amounts on all Agreements purchased during a calendar month (subject to the minimum reserve balance and the minimum percentage or aggregate unpaid balances set forth in the Dealer Agreement) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full at any time during its term, whether voluntarily or involuntarily after acceleration following a default, the unearned portion of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is also subject to chargeback in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      70/30 Program - AVAILABLE ON CLASSES I AND II PREFERRED ONLY
                  (applies to class                           )
                  We are credited with 70% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      50/50 Program (applies to class                             )
                  We are credited with 50% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Dealer Reserve Addendum, the terms of this Dealer Reserve Addendum shall prevail. Otherwise, the Dealer Agreement remains in full force and effect as written.

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.
         --------------------------------

BY:______________________________________

                     DEALER RESERVE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         ONE MACK CENTRE DRIVE
         PARAMUS, NJ 07652

Gentlemen:

         The Dealer Agreement dated _________________ between you and us (the "Dealer Agreement") provides that from the proceeds due us on each Agreement you shall retain in a Reserve Account an amount (Reserve Credit) to be agreed upon for each transaction. This Dealer Reserve Addendum sets forth the percentage and frequency of payments of, and chargebacks against, the Reserve Credit.

         For all Agreements purchased from us by you on and after ______________, the Reserve Credit will be paid in accordance with the following program(s) as checked.

         / /      Standard Program - AVAILABLE ON CLASSES I AND II ONLY
                  (applies to class                         )
                  We are credited with 100% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (subject to the minimum reserve balance and the minimum percentage of aggregate unpaid balances set forth in the Dealer Agreement) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full at any time during its term, whether voluntarily or involuntarily after acceleration following a default, the unearned portion of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is also subject to chargeback in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      70/30 Program - AVAILABLE ON CLASSES I AND II ONLY (applies
                  to class                                  )
                  We are credited with 70% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      50/50 Program (applies to class                          )
                  We are credited with 50% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      As-Earned Program (applies to class                      )
                  We earn one month's portion of the amount of the Reserve Credit for each month of the term of the related Agreement for which the buyer's full scheduled payment is actually collected. The earned amount (with no holdback) is paid within 15 business days following the end of the calendar quarter in which such amount was earned. The Reserve Account is not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Dealer Reserve Addendum, the terms of this Dealer Reserve Addendum shall prevail Otherwise, the Dealer Agreement remains in full force and effect as written.

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.
         --------------------------------

BY:______________________________________

                  DEALER RESERVE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         860 GREENBRIER CIRCLE
         GREENBRIER TOWER I - SUITE 410
         CHESAPEAKE, VA 23320

Gentlemen:

         The Dealer Agreement dated _________ between you and us (the "Dealer Agreement") provides that from the proceeds due us on each Agreement you shall retain in a Reserve Account an amount (Reserve Credit) to be agreed upon for each transaction. This Dealer Reserve Addendum sets forth the percentage and frequency of payments of, and chargebacks against, the Reserve Credit.

         For all Agreements purchased from us by you on and after _________, the Reserve Credit will be paid in accordance with the following program(s) as checked.

         / /      70/30 Program - AVAILABLE ON CLASSES I AND II ONLY (applies
                  to class                            )
                  We are credited with 70% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 10 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      $100 Program - AVAILABLE ON CLASS III AND LIMITED CREDIT ONLY
                  (applies to class                             )
                  We are credited with One Hundred Dollars ($100) Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The Reserve Credit is not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Dealer Reserve Addendum, the terms of this Dealer Reserve Addendum shall prevail. Otherwise, the Dealer Agreement remains in full force and effect as written.

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.
         --------------------------------

BY:______________________________________

                   DEALER RESERVE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         90 NEW STATE HIGHWAY
         RAYNHAM, MA 02767

Gentlemen:

         The Dealer Agreement dated ___________________ between you and us (the "Dealer Agreement") provides that from the proceeds due us on each Agreement you shall retain in a Reserve Account an amount (Reserve Credit) to be agreed upon for each transaction This Dealer Reserve Addendum sets forth the percentage and frequency of payments of, and chargebacks against, the Reserve Credit.

         For all Agreements purchased from us by you on and after _________, the Reserve Credit will be paid in accordance with the following program(s) as checked.

         / /      Standard Program -AVAILABLE ON CLASSES I AND II ONLY (applies
                  to class                             )
                  We are credited with 100% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you The credited amounts on all Agreements purchased during a calendar month (subject to the minimum reserve balance and the minimum percentage of aggregate unpaid balances set forth in the Dealer Agreement) will be paid to us within 15 business days following the end of such month In the event an Agreement is prepaid in full at any time during its term, whether voluntarily or involuntarily after acceleration following a default, the unearned portion of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account. The Reserve Credit is also subject to chargeback in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      70/30 Program - AVAILABLE ON CLASSES I AND II ONLY (applies
                  to class                               )
                  We are credited with 70% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you. The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      As-Earned Program - AVAILABLE ON CLASS III ONLY
                  We earn one month's portion of the amount of the Reserve Credit for each month of the term of the related Agreement for which the buyer's full scheduled payment is actually collected The earned amount (with no holdback) is paid within 15 business days following the end of the calendar quarter in which such amount was earned. The Reserve Account is not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Dealer Reserve Addendum, the terms of this Dealer Reserve Addendum shall prevail. Otherwise, the Dealer Agreement remains in full force and effect as written

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.
         --------------------------------

BY:______________________________________

                      DEALER RESERVE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         110 CYPRESS STATION DRIVE
         SUITE 202
         HOUSTON, TX 77090

Gentlemen:

         The Dealer Agreement dated _______________ between you and us (the "Dealer Agreement") provides that from the proceeds due us on each Agreement you shall retain in a Reserve Account an amount (Reserve Credit) to be agreed upon for each transaction. This Dealer Reserve Addendum sets forth the percentage and frequency of payments of, and chargebacks against, the Reserve Credit.

         For all Agreements purchased from us by you on and after ___________,the Reserve Credit will be paid in accordance with the following program(s) as checked

         / /      70/30 Program - AVAILABLE ON CLASS I ONLY
                  We are credited with 70% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         / /      50/50 Program - AVAILABLE ON CLASS II ONLY
                  We are credited with 50% of the amount of the Reserve Credit at the time the Agreement to which the Reserve Credit relates is purchased from us by you The credited amounts on all Agreements purchased during a calendar month (with no holdback) will be paid to us within 15 business days following the end of such month. In the event an Agreement is prepaid in full, whether voluntarily or involuntarily after acceleration following a default, before the Obligor has paid the first three scheduled payments thereon, the full amount of the applicable Reserve Credit previously credited or paid to us will be charged against our Reserve Account The Reserve Credit is otherwise not subject to chargeback except in the event of a breach by us of any of our obligations to you under the Dealer Agreement or of any other obligation we may have to you.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Dealer Reserve Addendum, the terms of this Dealer Reserve Addendum shall prevail. Otherwise, the Dealer Agreement remains in full force and effect as written

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.
         --------------------------------

BY:______________________________________

                   GUARANTY OF TITLE ADDENDUM TO DEALER AGREEMENT

TO:      LONG BEACH ACCEPTANCE CORP.
         ONE MACK CENTRE DRIVE
         PARAMUS, NJ 07652

Gentlemen:

         This document is an addendum (this "Addendum") to the Dealer Agreement dated _________________ between you and us (the "Dealer Agreement") and is effective with respect to all Agreements purchased by you from us under the Dealer Agreement from and after the date appearing below. Capitalized terms used in this Addendum and not otherwise defined have the same meanings given to them in the Dealer Agreement.

                  The Dealer Agreement is amended by adding the following provisions thereto:

                  To further induce you to purchase Agreements from us, to transfer title to you of each vehicle securing an Agreement, and to ensure that there are no outstanding liens, encumbrances or security interests on any such Vehicle, (1) we warrant and represent to you that we hold as owner valid title to each Vehicle securing an Agreement, (2), we shall submit all required title transfer documentation relating to such Vehicle to the appropriate governmental agency, which documentation shall reflect a security interest in each such Vehicle in your name at the above address, and (3) we guarantee receipt by you, at the above address within 120 days following the date of the Agreement secured by a Vehicle, of a true and correct title to such Vehicle reflecting a security interest in such Vehicle in your name at the above address. If such title is not so received within such 120 day period, we shall, at your sole discretion and upon your demand, repurchase the affected Agreement and return all payments theretofore made by you to us in connection with such Agreement.

         In the event of a conflict between the terms of the Dealer Agreement and the terms of this Addendum, the terms of this Addendum shall prevail. Otherwise, the Dealer Agreement and all other addenda thereto remain in full force and effect as written.

WITNESS OR ATTEST: ______________________        ______________________________
                                                           (Dealer)
DATE:____________________________________     BY:______________________________

                                           TITLE:______________________________

                                                 ______________________________
                                                        (Street Address)

                                                 ______________________________
                                                        (City and State)

ACCEPTED:   LONG BEACH ACCEPTANCE CORP.

BY:______________________________________

                  DEALER GUARANTY OF TITLE AND INDEMNIFICATION

TO:  Long Beach Acceptance Corp. ("LBAC")

The undersigned desires LBAC to purchase from the undersigned from time to time hereafter retail installment contracts (each a "contract" and collectively "contracts") secured by security interests in motor vehicles.

At the time of the purchase from the undersigned by LBAC of any such contract, the title and registration certificates for the related motor vehicle may not indicate the security interest granted to LBAC (i.e. LBAC may not be shown as lienholder of the related motor vehicle on the title and registration certificates).

Compliance with the various rules and regulations of the California Motor Vehicles Division for the issuance and transfer of title and registration certificates is under the control of the undersigned.

To induce LBAC to purchase contracts from the undersigned, the undersigned, with respect to each contract purchased from the undersigned by LBAC: (i) certifies to LBAC that at the time of the transfer of ownership of the related motor vehicle to the contract buyer(s) the undersigned holds as owner valid title to the related motor vehicle; (ii) guarantees to LBAC proper delivery of a true and correct title to the related motor vehicle; (iii) to ensure there are no outstanding liens or encumbrances and to transfer title of ownership to LBAC, guarantees and warrants to LBAC (x) that the undersigned will take all steps necessary to report properly the sale of the related motor vehicle to the California Motor Vehicles Division, (y) that LBAC will receive a lienholder record from the California Motor Vehicles Division showing LBAC as lienholder of the related motor vehicle as of the time of the transfer of ownership of the related motor vehicle to the contract buyer(s), and (z) that title and registration certificates will be issued by the California Motor Vehicles Division showing LBAC to have a security interest in the related motor vehicle (i.e. showing LBAC as lienholder) as of the time of said transfer of ownership; and (iv) guarantees receipt of such lienholder record by LBAC at 500 North State College Boulevard, Suite 200, Orange, CA 92868 within 120 days from the date of such contract. If such evidence of transfer is not so received within such 120 day period, then, in addition to the undersigned's obligation to indemnify LBAC and hold LBAC harmless as set forth above, the undersigned shall, at LBAC's sole discretion and upon LBAC's demand, repurchase the affected contract and return all payments theretofore made by LBAC to the undersigned in connection with such contract.

The undersigned understands and agrees that if such evidence of transfer is not received within such 120 day period, the undersigned will, at LBAC's sole discretion and on LBAC's demand, repurchase the related contract and return all payments made to the undersigned thereon by LBAC and in addition will indemnify and hold harmless LBAC from and against all losses, damages, costs, and expenses (including but not limited to reasonable attorney's fees) related to the failure of such timely receipt by LBAC.


                                        --------------------------------------
                                                                    Dealership

                                  By:
                                        --------------------------------------
                                                        Printed Name and Title

                                        --------------------------------------
                                                                      Signed *

                                        --------------------------------------
                                                                          Date

*The individual executing this Guaranty of Title and Indemnification certifies that he/she has requisite authority to execute this Guaranty of Title and Indemnification on behalf of the undersigned. Any person not having such authority should not sign this document.

                                  VSI AGREEMENT



IN ORDER TO INDUCE LONG BEACH ACCEPTANCE CORP. ("LBAC") TO PURCHASE MOTOR VEHICLE RETAIL INSTALLMENT CONTRACTS FROM US, WE, THE UNDERSIGNED DEALER, AGREE THAT LBAC IS AUTHORIZED TO DEDUCT FROM THE PURCHASE PRICE OF EACH MOTOR VEHICLE RETAIL INSTALLMENT CONTRACT PURCHASED BY LBAC FROM US A CHARGE OF $75 FOR VENDOR'S SINGLE INTEREST INSURANCE.


                                        --------------------------------------
                                        (Dealer)

                                        By:
                                           -----------------------------------

                                        Title:
                                              --------------------------------

                                        Date:
                                              --------------------------------




VSI Agreement (4/97)

                                  VSI AGREEMENT



IN ORDER TO INDUCE LONG BEACH ACCEPTANCE CORP. ("LBAC") TO PURCHASE MOTOR VEHICLE RETAIL INSTALLMENT CONTRACTS FROM US, WE, THE UNDERSIGNED DEALER, AGREE THAT LBAC IS AUTHORIZED TO DEDUCT FROM THE PURCHASE PRICE OF EACH MOTOR VEHICLE RETAIL INSTALLMENT CONTRACT PURCHASED BY LBAC FROM US A CHARGE OF $125 FOR VENDOR'S SINGLE INTEREST INSURANCE.


                                        --------------------------------------
                                        (Dealer)

                                        By:
                                           -----------------------------------

                                        Title:
                                              --------------------------------

                                        Date:
                                              --------------------------------




VSI Agreement (10/97)

                                                                      EXHIBIT E

                             DOCUMENTATION CHECKLIST

CUSTOMER:
         ----------------------------------------------------------------------
ACCOUNT NUMBER:
               ----------------------------------------------------------------

This funding package contains the following initialed items:

    1.   Installment contract with proper signatures and
         Dealer endorsements                                            1. ____

    2.   Copy of signed credit application                              2. ____

    3.   References as described in the Program Guidelines              3. ____

    4.   Proof of income as described in the Program
         Guidelines                                                     4. ____

    5.   Copy of driver's license for all licensed signors              5. ____

    6.   Title information (application and copy of existing
         title, receipt of registration, or title copy already
         received) with lien notation thereon, or Dealer Title
         Guaranty                                                       6. ____

    7.   Invoice or copy of computer screen printout
         showing NADA value, NADA book page, Kelley
         printout or Kelley Blue Book page                              7. ____

    8.   In the case of a used Financed Vehicle, odometer
         statement (if not on title info)                               8. ____

    9.   Signed agreement to provide insurance and
         verification paper or other documentation allowable
         under the definition of "Legal Files"                          9. ____

    10.  Notice to cosignor, if required                               10. ____

    11.  Service contract or warranty papers                           11. ____

    12.  Life, accident, health and GAP insurance policy
         copies, as applicable                                         12. ____

    13.  Signed purchase order from dealer to customer                 13. ____

                                                                       EXHIBIT F





                               [FORM OF CONTRACT]

                                 LAW 553 VIRGINIA 9/96

LAW FORM NO. 553 VA (REV 9/96) CALL (800)344-0996 -C- 1996 THE REYNOLDS AND
REYNOLDS COMPANY         1/97

                            LINE UP COMPUTER PRINTER SQUARELY WITH BRACKET BELOW

                      THIS IS A CONSUMER CREDIT SALE DOCUMENT



SIMPLE INTEREST MOTOR VEHICLE CONTRACT AND SECURITY AGREEMENT
--------------------------------------------------------------------------
BUYER'S NAME                                              DATE OF CONTRACT   STOCK NO.________________
                                                                             Source __________________
--------------------------------------------------------------------------   Salesperson _____________
BUYER'S RESIDENCE OR PLACE OF BUSINESS         ZIP CODE   AGREEMENT No.      Date ____________________
                                                                             Bus. Phone ______________
--------------------------------------------------------------------------   Res. Phone ______________
CO-BUYER'S NAME AND ADDRESS

--------------------------------------------------------------------------
In this contract the words "we," "us" and "our" refer to the creditor (seller) named below or, upon any assignment, its assignee. The words "you" and "your" refer to the buyer and co-buyer if any named herein and to the heirs, executors, administrators and assigns of such buyer and co-buyer. We sell you the motor vehicle described below (the "vehicle") on credit. The credit price is shown below as the "Total Sale Price."
The "Cash Price" is also shown below. By signing this contract you choose to buy the vehicle on credit and agree to pay the Amount Financed, along with a Finance Charge at the Annual Percentage Rate shown below on the unpaid principal balance of the Amount Financed, according to the schedules, terms and agreements shown on the front and back of this contract. If this contract is signed by a buyer and co-buyer, each is individually and together responsible for all agreements in the contract.
SEE OTHER SIDE FOR ADDITIONAL TERMS AND AGREEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
NEW/USED    YEAR     MAKE     CYL    DIESEL   GAS   OTHER  BODY STYLE   MODEL    ODOMETER READING     VEHICLE IDENTIFICATION NUMBER

         --------------------------------------------------------------------------------------------------------------------------
         COLOR           TRIM           TIRES        TRANS       KEY NO            LIC. NO           R.O.S. NO

-----------------------------------------------------------------------------------------------------------------------------------
                              DISCLOSURES PURSUANT TO THE TRUTH-IN-LENDING ACT
-----------------------------------------------------------------------------------------------------------------------------------
         ANNUAL             FINANCE CHARGE          AMOUNT FINANCED           TOTAL OF PAYMENTS             TOTAL SALE PRICE
   PERCENTAGE RATE        The dollar amount the  The amount of credit      The amount you will have      The total cost of your
The cost of your credit   credit will cost you.  provided to you or on     paid after you have made all  purchase on credit,
as a yearly rate.                                your behalf.              payments as scheduled.        including your down
                                                                                                         payment of $___________.

                      %   $                 (e)  $                         $                       (e)   $                     (e)
-----------------------------------------------------------------------------------------------------------------------------------
YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------------------------------------------------------------
          Number of Payments:                      Amount of Payments:               When Payments Are Due:
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
        Payments of                                                           Monthly, beginning
-----------------------------------------------------------------------------------------------------------------------------------
One Final Payment of
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in the goods or property being purchased.                        (e) MEANS AN ESTIMATE
LATE CHARGES: If any payment is more than 7 days late you will be charged 5% of the late amount.
PREPAYMENT: If you pay off early, you may have to pay a penalty.
See the remainder of this document for any additional information about nonpayment, default and any required prepayment in full before the scheduled date.
-----------------------------------------------------------------------------------------------------------------------------------

IF YOU ARE BUYING A USED VEHICLE WITH THIS CONTRACT, AS INDICATED IN THE DESCRIPTION OF THE VEHICLE ABOVE, FEDERAL REGULATIONS MAY REQUIRE A SPECIAL BUYERS GUIDE TO BE DISPLAYED ON THE WINDOW.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.
--------------------------------------------------------------------------------
                               STATEMENT OF INSURANCE
NOTICE: NO PERSON IS REQUIRED AS A CONDITION OF FINANCING THE PURCHASE OF A MOTOR VEHICLE TO PURCHASE, OR NEGOTIATE, ANY INSURANCE THROUGH A PARTICULAR INSURANCE COMPANY, AGENT OR BROKER.
You have requested Seller to include in the balance due under this contract the following insurance. Insurance is to expire WITH / / BEFORE / / AFTER / / the due date of the final installment. Buyer requests Seller to procure insurance on the vehicle against fire, theft, and collision for the term of this contract. Any insurance will not be in force until accepted by the
insurance carrier.                                                Premium

$____________ DED., COMP., FIRE & THEFT ________ Mos. $__________________
$_______________ DEDUCTIBLE COLLISION   ________ Mos. $__________________
BODILY INJURY $________________ LIMITS  ________ Mos. $__________________
PROPERTY DAMAGE $______________ LIMITS  ________ Mos. $__________________
MEDICAL ______________________________  ________ Mos. $__________________
______________________________________  ________ Mos. $__________________
                    TOTAL VEHICLE INSURANCE PREMIUMS $________________(a) Name of Insurer__________________________________________________________
The foregoing declarations are hereby acknowledged.

                     X                       X
___________________________________________________________________________
DATE                   SELLER                   BUYER
-------------------------------------------------------------------------
             CREDIT INSURANCE AUTHORIZATION AND APPLICATION
YOU VOLUNTARILY REQUEST THE CREDIT INSURANCE CHECKED BELOW, IF ANY, AND UNDERSTAND THAT SUCH INSURANCE IS NOT REQUIRED. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under this contract. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract.
Only the persons whose names are signed below are insured.

CREDIT LIFE ________________________ Mos. Premium $_______________________
JOINT LIFE _________________________ Mos. Premium $_______________________
CREDIT DISABILITY___________________ Mos. Premium $_______________________
JOINT CREDIT DISABILITY_____________ Mos. Premium $_______________________
                 TOTAL CREDIT INSURANCE PREMIUMS $_______________________(b) Name of Insurer___________________________________________________________
/ / You want Credit Life Insurance / / You do not want Credit Life Insurance / / You want Credit Disability Insurance
/ / You do not want Credit Disability Insurance
/ / You want Joint Credit Life Insurance
/ / You want Joint Credit Disability Insurance
You are applying for the credit insurance marked above. Your signature below means that you agree that you elect the insurance shown above subject to the eligibility requirements, conditions and exclusions set forth in your insurance policy(ies) or certificate(s).

                       X
___________________________________________________________________________
DATE                     PRIMARY BUYER                         AGE

                       X
___________________________________________________________________________
DATE                     CO-BUYER                              AGE

                    NO LIABILITY INSURANCE INCLUDED.
--------------------------------------------------------------------------------

    ITEMIZATION OF AMOUNT FINANCED
    A. Cash Price Motor Vehicle and Accessories   $_________________(A)
       1. Cash Price Vehicle      $______________
       2. Cash Price Accessories  $______________
    B. Sales Tax................................. $_________________(B)
1.  C. Luxury Tax................................ $_________________(C)
    D. Service Contract (optional)**............. $_________________(D)
       *See Service Contract Box below
    E. Other..................................... $_________________(E)
       To whom paid_______________________________________
    F. Other..................................... $_________________(F)
       To whom paid_______________________________________
    G. Other..................................... $_________________(G)
       To whom paid_______________________________________

    TOTAL CASH PRICE (A to G)............................ $_________________(1)
    AMOUNTS PAID TO PUBLIC OFFICIALS
    A. License................................... $_________________(A)
    B. Registration.............................. $_________________(B)
    C. Title..................................... $_________________(C)
2.  D. Transfer.................................. $_________________(D)
    E. Temporary Tag............................. $_________________(E)
    F. Lien...................................... $_________________(F)
    G. Inspection................................ $_________________(G)
    H. Other..................................... $_________________(H)
    TOTAL OFFICIAL FEES (A to H)......................... $_________________(2)
    AMOUNT PAID TO INSURANCE COMPANIES:**
    A. Total premiums per
3.     Statement of Insurance (a+b).............. $_________________(A)
    B. Other..................................... $_________________(B)
       To whom paid_______________________________________
    C. Other..................................... $_________________(C)
       To whom paid_______________________________________
    TOTAL INSURANCE PREMIUMS (A to C).................... $_________________(3)
4.  TOTAL (1 to 3)....................................... $_________________(4)
    A. Trade-In (Description)
    Yr ________  Make __________
    Model ______________________________________   $_________________(A)
    V.I.N. _______________________________________________
    Odometer ___________________
5.  B. Less Pay Off..............................  $_________________(B)
    C. TRADE-IN (A less B).......................  $_________________(C)
    D. Cash Downpayment..........................  $_________________(D)
    E. MFR's Rebate..............................  $_________________(E)
    TOTAL DOWN PAYMENT (5C+D+E).......................... $_________________(5)
6.  AMOUNT FINANCED (4 less 5)........................... $_________________(6)
7.  FEES NOT FINANCED.................................... $_________________(7)
       To whom paid_______________________________________
    **Seller may retain a portion of these amounts.
--------------------------------------------------------------------------------
VEHICLE USE: The primary use of the vehicle will be
             / / Personal, Family or Household  / / Commercial  / / Agricultural
--------------------------------------------------------------------------------
*SERVICE CONTRACT (Optional) You request a service contract written with the following company for the term below. The cost is shown in item (1D) above.

Company___________________________________________ Term ________________ Months
Buyer X____________________________________Co-Buyer X__________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTION: / / You pay no Finance Charge if the Amount Financed, item 6, is paid in full on or before ________________________ 19 ______. SELLERS INITIALS ______
--------------------------------------------------------------------------------
                         THERE IS NO COOLING OFF PERIOD
VIRGINIA LAW DOES NOT PROVIDE FOR A "COOLING OFF" PERIOD OR OTHER CANCELLATION PERIOD FOR THIS SALE. THEREFORE, YOU CANNOT LATER CANCEL THIS CONTRACT SIMPLY BECAUSE YOU CHANGE YOUR MIND, DECIDE THE VEHICLE COSTS TOO MUCH, OR WISH YOU
HAD ACQUIRED A DIFFERENT VEHICLE. AFTER YOU SIGN BELOW, YOU MAY ONLY CANCEL
THIS CONTRACT WITH THE AGREEMENT OF THE SELLER OR FOR LEGAL CAUSE, SUCH AS
FRAUD.
--------------------------------------------------------------------------------
BUYER AND CO-BUYER ACKNOWLEDGE THAT (1) BEFORE SIGNING THIS CONTRACT BUYER
AND CO-BUYER HAVE READ BOTH SIDES OF THIS CONTRACT AND RECEIVED A LEGIBLE, COMPLETELY FILLED-IN COPY OF THIS CONTRACT; AND (2) BUYER AND CO-BUYER HAVE RECEIVED A COPY OF EVERY OTHER DOCUMENT THAT BUYER AND CO-BUYER SIGNED DURING THE CONTRACT NEGOTIATION.

BUYER'S SIGNATURE X__________________________ Seller _________________________
CO-BUYER'S SIGNATURE X_______________________ Seller's Address _______________
CO-OWNER'S AGREEMENT Any undersigned            By X______________Title_________
Co-Owner of the vehicle grants us a
security interest in the vehicle and
agrees to the terms of the "Other
Terms of Co-Owner's Agreement" on the
other side of this contract.

CO-OWNER'S SIGNATURE X_____________________   CO-OWNER'S SIGNATURE X____________
                     (Date)________________   (Date)____________________________

Guaranty. For value received, and in further consideration of the credit sale to Buyer (and Co-Buyer, if any) of the vehicle, upon your request each Guarantor hereby: unconditionally guarantees full performance of this contract in all its terms and the prompt and full payment of all sums due under the contract together with expenses, costs and fees; agrees to pay attorneys' fees and costs of enforcing the contract; agrees that in the event of the non-compliance with any of the provisions of the contract, whether or not repossession has been made or undertaken, suit may be brought against any one or more of the Guarantors, without waiving any right later to repossess; waives any and all demand or notice of non-payment, demand, presentment or protest, and, agrees that extension or change of terms shall not in any way release Guarantor(s).

GUARANTOR'S SIGNATURE X______________(Date)_________(Address)___________________

GUARANTOR'S SIGNATURE X______________(Date)_________(Address)___________________

LAW* FORM NO. 553 VA (Rev 9/96) US PATENT NO 342,967 CALL (800)344-8996
      -C- 1996 THE REYNOLDS AND REYNOLDS COMPANY
     The Printer makes no warranty express or implied as to content or fitness for purpose of this form. Consult your own legal counsel

   TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING. 2. BUYER AND SELLER
              SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                       ADDITIONAL TERMS AND AGREEMENTS

A. PROMISE TO PAY: You promise to pay the downpayment and Amount Financed, plus the Finance Charges on the Amount Financed as shown in the Payment Schedule, even if the vehicle is damaged, destroyed or missing.

B. SIMPLE INTEREST CONTRACT: This is a simple interest contract. The Finance Charge, Total of Payments and Payment Schedule shown may differ from the amount you will ultimately have to pay if your payments are not received on their exact due dates or the Seller adds amounts to the amount you owe for any of the reasons stated below. For example, early payments would reduce your final payment, while late payments and additions to the amount you owe would increase it. Your final payment may be different from the amount shown (or at our option, we may require you to make additional payments until all amounts you owe are paid in full) if the Seller figured the Payment Schedule assuming equal monthly payment periods and other factors permitted under the Truth in Lending Act. Your promise to pay requires you to pay the final payment on the date due even if it is different from the amount shown for any of these reasons.

C. SECURITY INTEREST: You hereby grant us a security interest under the Uniform Commercial Code in the vehicle and all parts and accessories on the vehicle or added to the vehicle within 10 days of the date hereof, and in all insurance premiums financed for you or rebates from insurance premiums, service contracts, and in the proceeds thereof and of any insurance policies covering the vehicle or credit life or disability insurance policies financed hereunder, which security interest secures all sums which may become due under this contract, as well as any modifications, extensions, renewals, amendments, or re-financing of it.

D. USE OF VEHICLE: You agree to keep the vehicle free of all taxes and liens, except in favor of Seller, and not to use the vehicle--or permit the vehicle to be used--illegally, improperly, or for hire, or to expose the vehicle to misuse, seizure, or confiscation, or other involuntary transfer, even if the vehicle was not the subject of judicial or administrative action. You agree not to make any material change in the vehicle or allow any material change in it to be made, or to remove the vehicle, or allow it to be removed from this State for a period in excess of 30 days or transfer any interest in the vehicle. You agree to keep the vehicle in good working condition and make all necessary repairs. You agree not to remove the vehicle, not to permit its removal, from this country. Although we are not obligated to do so, if we elect to pay any liens, fees or taxes in connection with the vehicle, or to expend any other amount to protect our interests in the vehicle, you will reimburse us, at our option: (i) upon our demand upon you to do so or (ii) we may add the dollar amount of any such liens, fees, taxes or other charges we pay to the balance of this contract, accruing Finance Charge, from the time we pay such amounts until the time you pay them to us, at the Annual Percentage Rate shown on the face of this contract, with such dollar amount and Finance Charge due at maturity of this contract or, at our option, in monthly installments due on the remaining payment dates shown on the face of this contract.

E. INSURANCE: You agree to keep the vehicle insured in our favor with a policy satisfactory to us and with an insurer authorized to do business in the jurisdiction in which the vehicle is registered, with comprehensive fire, theft and collision coverage, insuring the vehicle in an amount sufficient to cover the value of the vehicle. You agree to deliver the policies to us, and you agree that we may (i) contact your insurance agent to verify coverage or to add us as a loss payee or lienholder, (ii) make any claim under your insurance policy, (iii) cancel any insurance financed under this contract on your default, and (iv) receive any payment of loss or returned premium, and apply the amounts received, at our option, to repair or replace the vehicle or to your indebtedness under this contract, including indebtedness not yet due. If you fail to maintain such insurance, we may, at our option, procure insurance to protect our interest in the vehicle, and you agree to pay for any insurance we procure and Finance Charges on the premiums at the Annual Percentage Rate shown on the reverse, according to the notice we send you. You agree that any insurance we purchase may be for the protection of only our interest in the vehicle, and may be for the remaining term of the contract or any shorter period as we determine. You understand that the insurance premiums may be higher if we must purchase insurance than if you had purchased the insurance yourself. If insurance has been purchased in connection with this contract, any difference between the amounts shown in the Statement of Insurance for premiums which may arise from errors in computation, classification, grouping or zoning, or changes in the type of insurance shall be payable by you on demand. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged, or destroyed.

F. PREPAYMENT OF AMOUNT OWED: You may prepay all amounts due under this contract at any time. To do so, you must pay all accrued Finance Charges to the date of prepayment and any other charges you owe. Upon prepayment in full, we may, at our option, impose a prepayment charge of up to $100. No prepayment charge will be assessed if prepayment occurs within 90 days of the end of the scheduled term of this contract.

G. DEFAULT: If you breach any warranty or default in the performance of any promise you make in this contract or any other contract you have with us, including, but not limited to, failing to make any payment when due, or become insolvent, or file any proceeding under the U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged, destroyed, or impounded, we may at our option and without notice or demand (1) declare all unpaid sums immediately due and payable subject to any right of reinstatement as required by law (2) file suit against you for all unpaid sums (3) take immediate possession of the vehicle (4) exercise any other legal or equitable remedy. Upon repossessing the vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it, together with any accessories, equipment or replacement parts installed therein, at public or private sale. We may purchase the vehicle at any public sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the vehicle, and the remainder will be applied to unpaid sums owing under this contract, including collection costs and attorney fees. If there is any money left over (surplus) it will be paid to you or to another person if required by applicable law. If a balance still remains owing, you promise to pay the same upon demand. If you default or breach this contract you agree to pay Finance Charges at the Annual Percentage Rate shown on the reverse side or, if higher, the highest interest rate permitted by law, until all sums owing us are paid in full or judgment is entered. Our remedies are cumulative and taking of any action shall not be a waiver or prohibit us from pursuing any other remedy. You agree that upon your default we shall be entitled to recover from you our reasonable collection costs, including, but not limited to, an attorney's fee. In addition, if we repossess the vehicle, you grant to us and our agents permission to enter upon any premises where the vehicle is located. Any repossession will be performed peacefully. You agree we are entitled to recover from you our reasonable costs and expenses arising out of that repossession, including, but not limited to, any sums we pay third party agents. With respect to any sums we are entitled to recover pursuant to this paragraph, you will reimburse us, at our option: (i) upon our demand upon you to do so or (ii) we may add the dollar amount of any such sums, costs and expenses to the balance of this contract, accruing Finance Charge, from the time we pay such amounts until the time you pay them to us, at the Annual Percentage Rate shown on the face of this contract. Notwithstanding anything to the contrary contained in this contract, we will not declare all amounts owed by you immediately due or repossess the vehicle on account of your failure to make a payment when due unless such payment has been delinquent for more than 10 days.

H. WARRANTIES OF BUYER: You promise that you have given true and correct information in your application for credit, you have no knowledge that will render that information untrue in the future, and you understand that we have relied upon the correctness of that information in entering into this contract; that upon request you will provide us with documents and other information necessary to verify any item of information contained in your credit application; that you have given us a true payoff amount on any vehicle traded in and that if it is not correct and is greater than the amount shown in this contract, you will pay the excess to us upon demand; and that any trade-in vehicle described on the reverse of this contract is free from all claims of others, except as previously disclosed to us.

I. POWER OF ATTORNEY: You hereby appoint us, as well as any of our appropriate officers or other employees, as your attorney-in-fact, with full power of substitution, to sign in your name, place and stead any and all Certificates of Ownership, Registration Cards, applications, affidavits and/or any other documents required or necessary to transfer or convey any and all right, title and interest in and to the vehicle, to any person or persons, and to do and perform any and all other acts necessary or incident to the execution of the powers you hereby grant us, including without limitation endorsing insurance proceeds checks on your behalf, as fully and to all intents and purposes as you might or could do if personally present. This grant of a power of attorney, being coupled with an interest, is irrevocable until all your obligations under this contract are fully satisfied or until judgment is entered.

J. OTHER AGREEMENTS OF BUYER: (1) In the event the estimated Department of Motor Vehicle fees are greater than the amount shown, you will pay the excess to us upon demand. If they are less, we will refund the excess to you. (2) You agree that if we accept moneys in sums less than those due or make extensions of due dates of payments under this contract, doing so will not be a waiver of any later right to enforce the contract terms as written. (3) To the extent permitted by law, we may charge you a $20 fee for the return by a depository institution of a dishonored check, negotiable order of withdrawal or share draft issued in connection with any payment due under this contract.
(4) If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense, as permitted by law, and if you do not claim the property within 10 days after repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you. (5) If your payment is more than 7 days late you may be charged 5% of the late amount. (6) You will allow us to inspect the vehicle at any reasonable time and notify us of any change of your address immediately. (7) You acknowledge that we may assign this contract and you agree that the assignee will have all our rights and remedies under this contract and you agree to pay all that is still owed under this contract at the times due, and in the amounts due, to the assignee. (8) Upon payment of this contract in full we may endorse the Certificate of Title or a release of our security interest as appropriate, and send it to any of you. (9) Any provision of this contract which may be held invalid shall not mean that this contract is unenforceable and the remaining provisions shall continue to be binding. (10) No transfer, renewal, extension, or assignment of any interest in this contract will release you from your obligations under this contract. (11) This contract is to be governed by the law of the jurisdiction in which the seller of the vehicle is located, as set forth on the reverse of this contract and, if the vehicle is repossessed hereunder, the laws of the jurisdiction in which the repossession occurs may govern such repossession.
(12) WE MAY OBTAIN A CONSUMER CREDIT REPORT FROM ONE OR MORE CONSUMER CREDIT REPORTING AGENCIES (CREDIT BUREAUS) IN CONNECTION WITH YOUR APPLICATION AND ANY UPDATE, RENEWAL, REFINANCING, MODIFICATION OR EXTENSION OF THIS CONTRACT AND ANY AFFILIATE OF OURS MAY OBTAIN ONE OR MORE CONSUMER REPORTS ON YOU. YOU AGREE THAT WE MAY ALSO VERIFY YOUR EMPLOYMENT, PAY, ASSETS AND DEBTS AND THAT ANYONE RECEIVING A COPY OF THIS CONTRACT IS AUTHORIZED TO PROVIDE US WITH SUCH INFORMATION. YOU AGREE THAT WE, OUR ASSIGNEE, ANY OF OUR AFFILIATES AND OTHERS MAY EXCHANGE CREDIT, ACCOUNT AND FINANCIAL INFORMATION (INCLUDING INFORMATION IN ANY CREDIT REPORTS) ABOUT YOU. YOU AGREE THAT THIS INCLUDES, BUT IS NOT LIMITED TO, THE SHARING OF INFORMATION FOR THE PURPOSES OF PROVIDING CUSTOMER SERVICE, CONSIDERING YOUR ELIGIBILITY FOR ANY PRODUCT OR SERVICE OFFERED BY US OR OTHERS, AND ENFORCING YOUR OBLIGATIONS TO US OR AN AFFILIATE.

K. DELAY IN ENFORCEMENT: We can delay or waive enforcement of any of our rights under this contract without losing them.

L. SELLER'S WARRANTIES: You agree that you have verified the description of the vehicle to your satisfaction. UNLESS THE SELLER OF THE VEHICLE MAKES A WRITTEN WARRANTY COVERING THE VEHICLE OR, WITHIN 90 DAYS FROM THE DATE OF THIS CONTRACT, EXTENDS A SERVICE CONTRACT COVERING THE VEHICLE, THE SELLER MAKES NO EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, SUITABILITY, FITNESS FOR PURPOSE, OR OTHERWISE CONCERNING
THE VEHICLE, PARTS OR ACCESSORIES DESCRIBED HEREIN.

M. NOTICES: Any notice sent to you will be sufficient if mailed to your last known address, which is presumed to be your address as set forth in this contract unless you have given us written notice of a change of your address.

N. NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

THE NOTICE ABOVE DOES NOT APPLY IF THE BOX FOR COMMERCIAL OR AGRICULTURAL USE IS CHECKED ON THE REVERSE OF THIS CONTRACT.

O. OTHER TERMS OF CO-OWNER'S AGREEMENT: Each person who signs the Co-Owner's Agreement on the other side of this contract (but who is not a Buyer or a Co-Buyer) is an owner of an interest in all or part of the vehicle, and grants us a security interest in the vehicle as security for all obligations under this contract, subject to all terms of this contract relating to the vehicle. Co-Owner joins in this contract and makes each of the covenants, representations and warranties of the Buyer in this contract to the extent that such covenants, representations and warranties relate to the vehicle. Co-Owner waives any and all demand or notice of non-payment, demand, presentment or protest, and agrees that any extension or change of terms shall not in any way release Co-Owner. Co-Owner agrees that from time to time, without notice to Co-Owner, and without affecting Buyer's liability:
(a) the vehicle may be exchanged, released, or surrendered, sold (by foreclosure or otherwise), applied or dealt with at our election; and (b) the time of payment under this contract may be extended or accelerated in whole or in part, and the contract may be renewed in whole or in part.

P. MODIFICATION: ALL OF THE AGREEMENTS BETWEEN US AND YOU ARE SET FORTH IN THIS CONTRACT AND NO MODIFICATION OF THIS CONTRACT SHALL BE VALID UNLESS IT IS MADE IN WRITING AND SIGNED BY YOU AND US.

--------------------------------------------------------------------------------
                           ASSIGNMENT WITH RECOURSE

For value received, the Seller ("Seller") named on the other side of this Simple Interest Motor Vehicle Contract and Security Agreement ("Contract") does hereby sell, assign and transfer to __________________________________
and its successors and assigns ("Assignee") all of Seller's right, title and interest to the Contract, the property described in the Contract ("Property"), and all moneys due and to become due under the Contract. Seller (jointly and severally if more than one) hereby further agrees as follows Seller guarantees full performance of the Contract in all its terms and the prompt payment when due of any and all sums due under the Contract, together with collection expenses, costs and attorney's fees, and agrees to pay any attorney's fees and costs incurred in enforcing this Assignment With Recourse. Seller has not assisted the buyer named in the Contract ("Buyer") in obtaining a loan from any third party to be used as all or a part of any downpayment or any other payment on the Contract, except as expressly stated in the Contract. Seller represents and warrants that all requirements of federal and state laws applicable to the Contract, including, without limitation, the Federal Truth in Lending Act, the Federal Equal Credit Opportunity Act, state and federal laws regulating consumer credit and discrimination in the granting of consumer credit, and regulations promulgated under such laws, have been complied with. Seller agrees to indemnify Assignee against and hold Assignee harmless from all claims, actions, suits, proceedings, costs, expenses, loss, damages and liabilities, including attorney's fees, arising out of, related to, connected with or resulting from any contention, whether well founded, baseless or otherwise, that there has been a violation of, or failure to comply with, any such laws in connection with the Contract. Seller agrees that in the event the Buyer breaches the Contract, whether or not the Property has been repossessed, or an attempt has been made to do so, suit may be brought by Assignee against Seller, whether or not suit has been commenced against Buyer, and without waiving any rights as to time of repossession. Seller agrees that in the event of default by Buyer or repossession of the Property, Seller will pay to Assignee upon demand the entire balance outstanding under the Contract. Seller waives all rights, defenses, demands and notices under this Assignment With Recourse and all other rights that can be waived in an assignment such as this. Seller agrees to indemnify Assignee from all claims, demands, loss and liability, including attorney's fees, in any way arising from the Property or the making or assignment of the Contract. Seller waives any and all notice of nonpayment, demand, presentment or protest which may be required under this Assignment With Recourse or in connection herewith, and agrees that any extensions or impairments of remedies which may be granted by Assignee to Buyer shall not in any manner release Seller. In the event that suit is instituted to enforce any of the terms of this Assignment With Recourse, Seller waives the right to change the place of trial from the court originally acquiring jurisdiction. Seller warrants that application has been made for vehicle registration showing Assignee as first lienholder on the title to the Property

Dated __________________at ___________________________________________________
                                  (Dealer's City and State)
Signed______________________________(Seal)   By_______________________________
          (Name of Dealer)                     (Officer, Firm Member or Owner)

                          ASSIGNMENT WITHOUT RECOURSE

For value received, the Seller ("Seller") named on the other side of this Simple Interest Motor Vehicle Contract and Security Agreement ("Contract") does hereby sell, assign and transfer to __________________________________
and its successors and assigns ("Assignee") WITHOUT RECOURSE as to the obligation of the Buyer and Co-Buyer for payment (except as may be provided by any provision checked below and in other agreements with the Assignee) all of Seller's right, title and interest to the Contract, the property described in the Contract ("Property"), and all moneys due and to become due under the Contract. Seller (jointly and severally if more than one) hereby further agrees as follows. Seller has not assisted the buyer named in the Contract ("Buyer") in obtaining a loan from any third party to be used as all or a part of any downpayment or any other payment on the Contract, except as expressly stated in the Contract. Seller represents and warrants that the Contract represents a bona fide sale and was actually executed in good faith by the Buyer and the Seller; that at the time of such execution the Buyer was of legal age and competent to execute the Contract; that the Property is truly and accurately described in the Contract, and has been delivered into the possession of Buyer; that the amount recited as having been received as a downpayment was actually paid in cash and not its equivalent; that merchandise taken in trade was received at not more than the reasonable market value thereof at the time of its receipt; that the terms of sale and statements set forth in the Contract are true and correctly set forth; that Seller has the full and complete title to the Property, subject only to the rights of the Buyer; that there are no recoupments, counterclaims, or setoffs on the part of Buyer against the amounts payable; that there have been no representations or warranties made to Buyer not contained in the Contract;
that all information given concerning Buyer is true and correct; that, to Seller's knowledge, there is no material misstatement in Buyer's credit application submitted to Assignee, and that Seller has no information or reason to suspect that any provision of the Contract will be violated and that Buyer is not a good moral and financial risk. The Contract, and the transaction it evidences, and all disclosures to Buyer and other matters in connection with the Contract are in all respects made as required by and in accordance with, all applicable federal and state laws and regulations governing the same. Seller agrees not to accept or take possession of payments on the Contract without Assignee's prior written consent. Seller warrants and represents that all requirements of the Federal Truth in Lending Act, the Federal Equal Credit Opportunity Act, state and federal laws regulating consumer credit and discrimination in the granting of consumer credit, and regulations promulgated under such laws, have been complied with and the Seller hereby agrees to indemnify Assignee and hold Assignee harmless from all claims, actions, suits, proceedings, costs, expenses, loss, damages, and liabilities, including attorneys fees, arising out of, connected with, relating to or resulting from any contention, whether well founded, baseless or otherwise, that there has been a violation or failure to comply with, any such laws in connection with the Contract. Should any of Seller's representations or warranties be false, Seller agrees to pay to Assignee or holder, upon demand, the full unpaid balance of the Contract, whether or not possession of the Property has been taken by Assignee or suit has been instituted against the Buyer, Seller, or both. Seller agrees that the taking of possession of the Property shall not be deemed an election of remedies, and Seller agrees to pay any deficiency thereafter remaining if Assignee is required to bring an action against Seller as a result of the breach of any representation or warranty contained in this assignment. Seller agrees to pay reasonable attorneys fees and court costs incurred by Assignee in such action. Seller consents to extensions of payment or alterations of the Contract or impairment of remedies which may be granted by the Assignee, and waives any and all notice of nonpayment, demand, presentment or protest, which otherwise might be required under this assignment or in connection therewith. Seller hereby waives all statutes of limitations and the defense thereof and all other rights that can be waived in an assignment such as this. In the event that suit is instituted to enforce any of the terms of this Assignment Without Recourse, Seller waives the right to change the place of trial from the court originally acquiring jurisdiction. Seller warrants that application has been made for vehicle registration showing Assignee as first lienholder on the title to the Property
Any of the following that are checked also apply:
[ ] Full Guaranty. Seller unconditionally guarantees the full and punctual payment of the full amount remaining unpaid under the Contract and agrees to repurchase the Contract from the Assignee or other holder, upon demand, for the full amount then unpaid, whether the Contract shall then be in default or not
[ ] Full Repurchase. Seller guarantees payment of the full amount remaining unpaid under the Contract and covenants that if a default be made in the payment of any installment due under the Contract, to pay the full amount then unpaid to the Assignee or holder, upon redelivery of the vehicle to Seller
[ ] Limited Guarantee. Seller guarantees, in the event of a default under the Contract, the payment of the last $________ of the total amount due under the Contract, and should the net proceeds of the sale of the vehicle be insufficient to pay in full the amount remaining unpaid under the Contract, Seller will, upon demand, pay to the Assignee or other holder the amount of its loss under the Contract.
[ ] Partial Recourse. Seller guarantees the due and punctual payment of the first ___ installments due under the Contract ("The Guaranteed Installments") and agrees to repurchase the Contract from the Assignee or other holder upon demand if default be made in the payment of any of the Guaranteed Installments for the full amount then unpaid, but should the Guaranteed Installments be paid punctually and in accordance with the terms of the Contract, the Seller's guaranty shall thereupon cease and as to any installments due thereafter, the assignment shall have the same effect as if made without recourse.

Dated _________________ at ___________________________________________________
                                  (Dealer's City and State)
Signed______________________________(Seal)   By_______________________________
          (Name of Dealer)                     (Officer, Firm Member or Owner)

FORM NO 553 VA (REV 9/96)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT/CONSUMER PAPER     Month  Day  Year

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Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

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The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

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       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
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I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
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Will be kept at                                County                                   State
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ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
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 Security       __ I am giving a security interest in the goods or property being purchased
 Late Charge    __ If a payment is more than 10 days late, I will be charged 5% of the scheduled payment.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1  Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life
      and Disability Insurance ............. $__________    Paid to the
   e. Vendor's Single Interest Insurance ... $__________    Insurance Company *
   f. ______________________________________ $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g) .................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

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PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.



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ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





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By            (Seller)                                        Date

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Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $__________, and is reflected in Item 4e at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR CO-CUSTOMER.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the terms is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INCLUDE LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

                            NOTICE TO RETAIL BUYER

DO NOT SIGN THIS CONTRACT IN BLANK. YOU ARE ENTITLED TO A COPY OF THE CONTRACT AT THE TIME YOU SIGN. KEEP IT TO PROTECT YOUR LEGAL RIGHTS.





-------------------------------------------------------------------------------
I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. If you sell my Collateral, you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus the collection expenses set forth below) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. If this contract is referred to an attorney not your salaried employee for collection, I will pay your reasonable attorneys' fees, court costs and disbursements as well as your actual and reasonable out-of-pocket expenses incurred after such referrel in connection with the delinquency of this contract or the repossession of the Collateral, including but not limited to storage charges, reconditioning expenses and collection expenses.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installment over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Vermont.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct, (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expence (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become deliquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION AND DEBT CANCELLATION COVERAGE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased
 Prepayment     __ If I pay off early, I will pay an acquisition fee of $25.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1  Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life and/or Credit
      Disability Insurance ................. $__________    Paid to the
   e. Debt Cancellation Coverage ........... $__________    Insurance Company *
   f. Documentary Fee                        $__________ Paid to Seller
   g. ______________________________________ $__________ Paid to ______
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

DOCUMENTARY FEE: A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATING TO THE CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $50. THIS NOTICE IS REQUIRED BY LAW.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.

-------------------------------------------------------------------------------

                                SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.



                                    Service Contract Price: $__________________

Service Contract Administrator: _______________________________________________

Term: ________________________________________________ My Inititals ___________

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
PHYSICAL DAMAGE INSURANCE COVERING THE VEHICLE IS REQUIRED FOR THE TERM OF THIS CONTRACT. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED EITHER THROUGH ANY EXISTING POLICIES OR THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box(es))
    Request(s)
    / / Credit Life Insurance, at a cost of $_____________.
    / / Credit Disability Insurance, at a cost of $_____________. If credit life insurance and/or credit disability insurance is elected the total cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one) / / Insured Customer only. / / Both Insured Customer and Co-Customer. Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

DEBT CANCELLATION COVERAGE ELECTION

DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER
The person(s) signing this Debt Cancellation Coverage election (check applicable box)

/ / Request(s) Debt Cancellation Coverage cancelling all or part of the remaining balance due on this contract when the vehicle securing this contract is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of the coverage is shown in item 4e at left for the entire term of this contract, unless the term is set forth herein:_________ months.
/ / Do(es) not want any Debt Cancellation Coverage.

-------------------------------------------------------------------------------
Customer's Signature to above statement                        Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                     Date



-------------------------------------------------------------------------------
LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED.
I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company
-------------------------------------------------------------------------------

To contact Seller about this account call the telephone number beneath the Seller's address above. This contract is subject in whole or in part to Texas law which is enforced by the Consumer Credit Commissioner, 2601 North Lamar Boulevard, Austin, Texas 78705-4207. Phone Numbers: (512) 479-1285 (Austin);
(214) 263-2016 (Dallas); (713) 461-4074 (Houston); and (800) 538-1579 (toll free). Contact the Commissioner relative to any inquiries or complaints.

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------
NOTICES TO THE BUYER - DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COPY OF THE CONTRACT YOU
SIGN, UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS SAVE A PORTION OF THE FINANCE CHARGE. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS.
-------------------------------------------------------------------------------
I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

TERMS AND CONDITIONS

SECURITY INTEREST- You will retain and each Customer Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle and all proceeds thereof until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds and proceeds of all debt cancellation coverage relating to persons or property including return or unearned premiums, unearned debt cancellation changes and the proceeds of any service contract, for application to the unpaid balance I direct any insurer to pay you directly. In the event of default you may cancel all insurance, all debt cancellation coverage and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT- If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if any of the following occurs and the prospect of payment, performance or realization of the Collateral is impaired: I die, the credit application I furnished to you is false or misleading in any material respect, all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, I do not comply with any other requirement of this contract, bankruptcy or insolvency proceedings are brought by or against me, I abandon the Collateral, or a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, then the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES- If I have not met the requirements of this contract you may peaceably and lawfully repossess the Collateral. You have all the rights of a secured party under the Uniform Commercial Code. If the vehicle is repossessed and you discover personal property within the vehicle, you will send me a written notice at my last known address within 15 days of the discovery. If I do not claim the property within 30 days after written notice is mailed or delivered you may retain the personal property subject to my rights or dispose of the personal property in any reasonable manner and distribute any proceeds according to applicable law. You have all the rights of a secured party under the Uniform Commercial Code. If you sell my Collateral, you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus the collection expenses set forth below) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will pay your reasonable attorney's fees if this contract is referred for collection to an attorney not your salaried employee, court costs and disbursements and for your actual and reasonable out-of-pocket expenses incurred in realizing on your security interest, including costs of storing, reconditioning and reselling the Collateral. I will also pay you a processing fee of $25 for each check, draft or other payment instrument submitted to you in payment on this contract which is dishonored and returned unpaid.

PREPAYMENT- If I pay in full ahead of schedule, I will pay an acquisition fee of $25, but I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

         I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL- I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS- If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES- I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate and such amount will be secured by the Collateral. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide and I irrevocably appoint you as my agent for this purpose.

INSURANCE- I understand that I am responsible for any damage to the Collateral and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS- The credit insurance and/or the debt cancellation charges, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or the debt cancellation charges, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or the debt cancellation charges, respectively, obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge, included in the contract, or if you obtain insurance covering the Collateral because I fail to [ILLEGIBLE] because my insurance is cancelled and not renewed you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS- All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS- You can delay enforcing, or fail to enforce any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS- IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

         EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. HOWEVER, IF YOU MAKE A WRITTEN WARRANTY COVERING THE VEHICLE OR, WITHIN 90 DAYS FROM THE DATE OF THIS CONTRACT, YOU EXTEND A SERVICE CONTRACT COVERING THE VEHICLE, THIS EXCLUSION OF WARRANTIES WILL NOT AFFECT ANY IMPLIED WARRANTIES DURING THE TERM OF THE APPLICABLE WRITTEN WARRANTY OR SERVICE CONTRACT. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

         If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies, otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

         This contract shall be governed by the laws of the State of Texas

--------------------------------------------------------------------------------

                                    GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

         I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                         SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and for the same consideration Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be, (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it, (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract; (e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller, (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods, (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS, SELLER AGREES TO REPURCHASE THE CONTRACT FROM ASSIGNEE, ON DEMAND, BY PAYING TO ASSIGNEE AT THE OFFICE OF ASSIGNEE AN AMOUNT EQUAL TO THE ENTIRE UNPAID BALANCE AND ACCRUED FINANCE CHARGE THEN OWING ON THE CONTRACT PLUS ANY AND ALL COSTS AND EXPENSES INCURRED BY ASSIGNEE WITH RESPECT THERETO, AND SELLER FURTHER AGREES TO DEFEND AND INDEMNIFY ASSIGNEE AGAINST ANY CLAIM, SUIT, LOSS OR EXPENSE (INCLUDING ATTORNEY'S FEES) ARISING OUT OF ANY SUCH OCCURRENCE, WHETHER BEFORE OR AFTER SELLER HAS REPURCHASED THE CONTRACT: (a) THE RECEIPT AT ANY TIME BY ASSIGNEE OF INFORMATION SHOWING THAT ANY REPRESENTATION OR WARRANTY MADE BY SELLER IN PARAGRAPH 1 ABOVE HAS BEEN BREACHED OR IS FALSE, MISLEADING OR ERRONEOUS; OR (b) THE RECEIPT BY ASSIGNEE FROM CUSTOMER OF NOTICE OF ANY CLAIM OR DEFENSE, WHETHER MERITORIOUS OR NOT, OF CUSTOMER IN CONNECTION WITH THE CONTRACT OR THE SALE OF SAID GOODS.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer, and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                              SUBSEQUENT ASSIGNMENT

         FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto ____________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                               LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will pay you the maximum late charge permitted by law. Currently that charge is 5% of the late amount of the payment or $12.50, whichever is less.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1  Cash Price (including a service contract at a cost of $______) $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life and/or Credit                             Paid to the
      Disability Insurance ................. $__________    Insurance Company *
   e. ______________________________________ $__________ Paid to ______
   f. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f) ...................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.



-------------------------------------------------------------------------------



                              SERVICE CONTRACT
                              ----------------
Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                    Service Contract Price: $__________________

Service Contract Administrator:________________________________________________

Term:_____________________________________________________ My Initials_________

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

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CREDIT INSURANCE ELECTION
CONSUMER CREDIT INSURANCE IS NOT REQUIRED TO OBTAIN CREDIT AND WILL NOT BE PROVIDED UNLESS YOU SIGN AND AGREE TO PAY THE ADDITIONAL COST.
The person(s) signing this insurance election (check applicable box(es))
    Request(s)
    / / Credit Life Insurance, at a cost of $___________.
    / / Credit Disability Insurance, at a cost of $___________. If credit life insurance and/or credit disability insurance is elected the total cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the terms is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only. / / Both Insured Customer and Co-Customer. Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INCLUDE LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.

-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

TERMS AND CONDITIONS

SECURITY INTEREST- You will retain and each Customer, Co-Customer and Non Customer Co Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums and the proceeds of any service contract for application to the unpaid balance I direct any insurer to pay you directly. In the event of default you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law and after the expiration of the period set forth in whatever notice, if any, is required by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT- If any part of any payment is more than 10 days late, I will pay you the maximum late charge permitted by law. Currently that charge is 5% of the late amount of the payment or $12.50, whichever is less. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if any of the following occurs and the prospect of payment, performance or realization of the Collateral is significantly impaired I die, the credit application I furnished to you is false or misleading in any material respect, all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, I do not comply with any other requirement of this contract, bankruptcy or insolvency proceedings are brought by or against me, I abandon the Collateral, or a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral then the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, after the expiration of the period set forth in whatever notice, if any, is required by law.

REMEDIES- If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral after the expiration of the period set forth in whatever notice, if any, is required by law. Except to the extent otherwise provided in the South Carolina Consumer Protection Code, you have all the rights of a secured party under the Uniform Commercial Code I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. If you sell my Collateral, you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus the collection expenses set forth below) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing and the original cash price was more than $3750. I agree to pay you the balance. If this contract is referred to an attorney not your salaried employee for collection, I will pay your reasonable attorneys' fees not to exceed 15% of the unpaid debt. I will also pay all reasonable expenses you incur in realizing on your security interest.

PREPAYMENT- I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

         I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL- I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile I will not sell or give the Collateral away, or rent it out or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS- If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES- I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to pay them for me and add the amount paid to the amount I owe under this contract in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate and such amount will be secured by the Collateral If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE- I understand that I am responsible for any damage to the Collateral and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long term loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS- The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS- All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS- You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS- IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. HOWEVER, IF YOU MAKE A WRITTEN WARRANTY COVERING THE VEHICLE OR, WITHIN 90 DAYS FROM THE DATE OF THIS CONTRACT, YOU EXTEND A SERVICE CONTRACT COVERING THE VEHICLE, THIS EXCLUSION OF WARRANTIES WILL NOT AFFECT ANY IMPLIED WARRANTIES DURING THE TERM OF THE APPLICABLE WRITTEN WARRANTY OR SERVICE CONTRACT. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of South
Carolina.

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                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract.
The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

______________________________(Seal)     ______________________________________
                                                                      (Address)

______________________________(Seal)     ______________________________________
                                                                      (Address)

                       SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration, Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be, (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor, (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract, (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract; (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense whether meritorious or not of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)" such guaranty shall be limited to the maximum dollar amount set forth and or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth), (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof. THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF
THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

      ASSIGNMENT (FULL RECOURSE)                    REPURCHASE AGREEMENT

Seller:______________________________     Seller:______________________________

By __________________________________     By:__________________________________
         Authorized Agent                              Authorized Agent

                              ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty______________     Number of Months_____________________

Seller ______________________________

By __________________________________
         Authorized Agent

                            SUBSEQUENT ASSIGNMENT
     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                                 LONG BEACH ACCEPTANCE CORP.

Date ________________________________     By __________________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security:       I am giving a security interest in the goods or property being purchased.
 Prepayment      If I pay off early, I will not have to pay a penalty.
 Filing Fees:    $_______________________

 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life
      and Disability Insurance ............. $__________    Paid to the
   e. Vendor's Single Interest Insurance ... $__________    Insurance Company
   f. Service Contract ..................... $__________
   g. ______________________________________ $__________ Paid to ______
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.



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                               SERVICE CONTRACT

Although I am not required to do so, by initaling below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                 Service Contract Price: $ ___________________

Service Contract Administrator: ______________________________________________

Term: ______________________________________________ My initials _____________


-------------------------------------------------------------------------------
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ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $__________, and is reflected in Item 4e at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR CO-CUSTOMER.

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CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

IT IS UNDERSTOOD THAT INSURANCE COVERAGE WHICH WOULD PROTECT THE PURCHASER UNDER THE RHODE ISLAND MOTOR VEHICLE SAFETY RESPONSIBILITY ACT IS NOT INCLUDED IN THE PURCHASE OF THE HEREIN DESCRIBED MOTOR VEHICLE.

     THE PURCHASE HAS RECEIVED A COPY OF THIS STATEMENT.

-------------------------------------------------------------------------------
Purchaser's (Customer's) Signature

-------------------------------------------------------------------------------
Purchaser's (Co-Customer's) Signature

-------------------------------------------------------------------------------
Seller's Signature


I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALLMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

RI MV (11/95)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return of unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of a default in payment, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. In the event of a default in payment you may sign my name to any documents necessary to transfer title to the vehicle or otherwise to enforce your security interest.

DEFAULT--If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. The proceeds of the sale (minus your reasonable attorney's fees, court costs and expenses of retaking, storing and reselling the Collateral) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under the contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will pay your reasonable attorney's fees and court costs if you refer this contract to an attorney for collection. I will also pay you the maximum charge permitted by Rhode Island law for each check, draft or other payment instrument submitted to you in payment on this contract which is dishonored by nonacceptance or nonpayment and for which I do not make payment in full after such notice and the expiration of such time period as required by Rhode Island law.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of my monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral. In the event of a default in payment, if I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long term loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies, otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Rhode Island.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract;
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received (unless a date is filled in below for the date on which you start charging finance charge) in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security:       I am giving a security interest in the goods or property being purchased.
 Prepayment:     If I pay off early, I may be be entitled to a refund of part of the finance charge.
 Filing Fees:    $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life
      and Disability Insurance ............. $__________    Paid to the
   e. Service Contract ..................... $__________    Insurance Company
   f. ______________________________________ $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g) .................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Total of Payments in accordance with the payment schedule set forth above. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly. Upon payment in full of this contract, assuming that the vehicle is still located in the state shown above, I will have to pay a $ ___________________ (estimated) fee to public officials to release of record the security interest taken by you as set forth on the reverse side of this contract.

-------------------------------------------------------------------------------

Date you start charging finance charge, if not the same as the date of this contract: ____________, 19_____ (if a date is filled in, it means that I have not yet received the vehicle, but expect to receive it by that date).

-------------------------------------------------------------------------------

                                 SERVICE CONTRACT

Although I am not required to do so, by intialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                     Service Contract Price: $_________________

Service Contract Administrator: _______________________________________________

Term: ___________________________________________________My Initials___________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

IT IS UNDERSTOOD THAT INSURANCE COVERAGE WHICH WOULD PROTECT THE PURCHASER UNDER THE RHODE ISLAND MOTOR VEHICLE SAFETY RESPONSIBILITY ACT IS NOT INCLUDED IN THE PURCHASE OF THE HEREIN DESCRIBED MOTOR THE PURCHASE OF THE HEREIN DESCRIBED MOTOR VEHICLE.

     THE PURCHASER HAS RECEIVED A COPY OF THIS STATEMENT.


-------------------------------------------------------------------------------
Purchaser's [Customer's] Signature


-------------------------------------------------------------------------------
Purchaser's [Co-Customer's] Signature


-------------------------------------------------------------------------------
Seller's Signature


I will furnish copy of policy with long form loss payable clause endorsement, purchased from:


-------------------------------------------------------------------------------
Agent's Name and Address


-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALLMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.



-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of a default in payment, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. In the event of a default in payment, you may sign my name to any documents necessary to transfer title to the vehicle or, otherwise, to enforce your security interest.

DEFAULT--If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy, or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full amount I owe, after deducting the charges which you have not yet earned, will become due, without your advising me. The charges which you have not yet earned will be computed according to applicable law, but in any event will not be less than the refund that would be given if I prepaid this contract in full on the date the full amount I owe, less deductions, becomes due.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. The proceeds of the sale (minus your reasonable attorney's fees, court costs and expenses of retaking, storing and reselling the Collateral) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will pay your reasonable attorney's fees and court costs if you refer this contract to an attorney for collection. I will also pay you the maximum charges permitted by Rhode Island law for each check, draft or other payment instrument submitted to you in payment on this contract which is dishonored by nonacceptance or nonpayment and for which I do not make payment in full after such notice and the expiration of such time period as required by Rhode Island law.

REBATE FOR PREPAYMENT--At any time, I have the right to pay this contract in full or to pay more than my schedule requires. If I pay in full ahead of schedule, you will refund the unearned Finance Charge. The amount of refund will be determined by using the method called the "Actuarual" method. You will subtract $10 from the Finance Charge before figuring the refund. You will not pay me any refund under $1.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse you either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate. In the event of a default in payment, if I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company or whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, I agree to reimburse you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Rhode
Island.

-------------------------------------------------------------------------------

                                    GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                     SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignees named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to and said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract, (e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor, (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer, (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract, and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to, pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer, and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                               SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto _________________________ __________________________(the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________          By:________________________________________
                                                                        (Date)


LONG BEACH ACCEPTANCE CORP.

                                               TRUTH IN LENDING DISCLOSURE STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   FINANCE CHARGE          AMOUNT FINANCED        TOTAL OF PAYMENTS           TOTAL SALE PRICE
The cost of your credit  The dollar amount the   The amount of credit   The amount you will have    The total cost of your purchase
as a yearly rate.        credit will cost you.   provided to you or on  paid after you have made    on credit, including your down
                                                 your behalf.           all payments as scheduled.  payment of $___________________
           %             $                       $                      $                           $
-----------------------------------------------------------------------------------------------------------------------------------

  YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------   SECURITY: You are giving a security interest in
Number of Payments       Amount of Payments       When Payments are Due                   the goods or property being purchased
-----------------------------------------------------------------------------
                                                  Monthly starting              FILING FEES: $_______________________________
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
LATE CHARGE: If a payment is more than 10 days late, you will be charged a late charge of $10.00.                "e" means estimate
PREPAYMENT: If you pay off early, you may be entitled to a refund of part of the finance charge.
See your contact documents for additional information about nonpayment, default, required repayment in full before the scheduled date, and prepayment refunds and penalties.

-----------------------------------------------------------------------------------------------------------------------------------

                                            RETAIL INSTALLMENT SALE AGREEMENT

                                                                Date _______________

BUYER______________________________________________________________________________________________________________________________
                        (Name)                   (No. and Street)                   (City)                    (State and Zip Code)

BUYER______________________________________________________________________________________________________________________________
                        (Name)                   (No. and Street)                   (City)                    (State and Zip Code)

SELLER_____________________________________________________________________________________________________________________________
                        (Name)                   (No. and Street)                   (City)                    (State and Zip Code)

      In this Agreement the words "you" and "your" refer to each and all of the persons who sign as Buyer.
      The words "we," "our," and "us" refer to the organization named as Seller and to anyone to whom this Agreement is transferred
      We have today sold and you have today purchased and received in satisfactory condition the property described below. You had a choice of paying either the cash price or the total sale price and chose the total sale price.
      ASSIGNMENT: You understood that this Agreement will be assigned and transferred to Long Beach Acceptance Corp. ("LBAC").
      LBAC may assign this Agreement without your consent.
      THE PROPERTY: This Agreement contains the terms and conditions of your purchase of the following property (referred to in this Agreement as the "Property") from the Seller.

-------------------------------------------------------------------------------------------------
NEW   / /      YEAR       MAKE          MODEL              SERIAL NO.           KEY NO.
USED  / /
-------------------------------------------------------------------------------------------------
Additional Description:
-------------------------------------------------------------------------------------------------
Other Special Equipment: / /Radio  / /Automatic Transmission  / /Power Steering  / /Power Brakes  / /Air Conditioner  Other _______

You agree to use the Property primarily for / / personal, family or household purposes or / / business or agricultural purposes

The Property will be kept at your address above or ________________________________________________________________________________

If you change address where the Property is kept before the Property is fully paid for, you agree to tell us in writing of the new address.
-----------------------------------------------------------------------------------------------------------------------------------
                                     STATE DISCLOSURES AND ITEMIZATION OF AMOUNT FINANCED

 1. CASH PRICE (Sales Tax $______)...............  $_________

 2. DOWN PAYMENT
    A. TRADE-IN          Make_______ Year _______
       Model ____________________________________
       Serial No. _______________________________
       Trade-In-Value ......$_________
    B. Unpaid Balance
       Owing ...............$_________
    C. Net Trade-In-Amount ............ $_________
    D. Cash Down Payment .............. $_________
    E. TOTAL DOWN PAYMENT
       (Item 2C plus Item 2D).......... $_________

 3. UNPAID BALANCE OF CASH PRICE
    (Item 1 less Item 2E) ........................ $_________

 4. OFFICIAL FEES (FILING FEES PAID TO
    PUBLIC OFFICIALS) ............................ $_________

 5. OTHER CHARGES

    A. To Seller ...................... $ ________
    B. To Insurance Company
       Credit Life Insurance .......... $ ________
       Credit Disability Insurance .... $ ________
       Collision Insurance ............ $ ________
       Comprehensive Insurance ........ $ ________
    C. To Others (specify name and
       purpose):
       ________________________________ $ ________
       ________________________________ $ ________

 6. TOTAL OTHER CHARGES .......................... $_________
 7. AMOUNT FINANCED
    (Item 3 plus Item 4 plus Item 6).............. $_________
 8. FINANCE CHARGE ............................... $_________
 9. TOTAL OF PAYMENTS (Item 7 plus Item 8) ....... $_________
10. TOTAL SALE PRICE (Item 1 plus Item 4 plus
    Item 6 plus Item 8) .......................... $_________

PROMISE TO PAY: You promise to pay the Total of Payments (Item 9 above) in ________ equal consecutive monthly installments of
$________________ each. You will begin making installment payments on __________________________ 19___ and will continue to make payments on the same day each month until the Total of Payments is paid in full.

PROPERTY INSURANCE: You promise to keep the Property insured for its full value against loss or damage by fire, collision, theft or any casualty with an insurance company acceptable to us. The policy must say that the Seller, or anyone this Agreement is transferred to, is to be paid if there is a loss. If we ask you, you promise to deliver the policy to us. If we receive payment of a claim, we may choose to let you use the money to repair the damage to the Property, or we may use the money to reduce the amount you owe us. We can insure the Property (although we don't have to) if you do not. If we pay any insurance premiums, we will add the amount we pay to the amount you owe us. This amount is payable by you upon demand by us with interest until paid, at the interest rate stated in the "Annual Percentage Rage" box in the Truth in Lending Disclosure Statement for this Agreement if permitted by law or, if not, at the highest lawful rate.

YOU MAY OBTAIN PROPERTY INSURANCE FROM ANYONE YOU WANT THAT IS ACCEPTABLE TO US; IF YOU GET THE INSURANCE FROM US YOU AGREE TO
PAY THE FOLLOWING CHARGES.

A. Collision Insurance for a term of ______ months with a deductible of $____________ at a cost of $____________
B. Comprehensive Insurance (Fire and Theft) for a term of ______ months with a deductible of ____________ at a cost of $___________
C. (Other) ________________________________________________________________________________________________________________________

   The total cost if obtained through us is ................... $_________________ (no property insurance coverages are included except as shown here and under Item 58 above)

THIS DOES NOT INCLUDE INSURANCE ON YOUR LIABILITY FOR BODILY INJURY OR PROPERTY DAMAGE, WITHOUT SUCH INSURANCE, YOU MAY NOT
OPERATE THIS VEHICLE ON PUBLIC HIGHWAYS.

CREDIT INSURANCE: CREDIT LIFE INSURANCE AND CREDIT DISABILITY INSURANCE ARE NOT REQUIRED TO OBTAIN CREDIT, AND WILL NOT BE
PROVIDED UNLESS YOU SIGN AND AGREE TO PAY THE ADDITIONAL COST.
-----------------------------------------------------------------------------------------------------------------------------------
      TYPE                       PREMIUM                                   SIGNATURE
-----------------------------------------------------------------------------------------------------------------------------------
 Credit Life Insurance                             I want Credit Life Insurance
                              $                      Signature ____________________________ Signature __________________________
-----------------------------------------------------------------------------------------------------------------------------------
 Credit Disability Insurance                       I want Credit Disability Insurance
                              $                      Signature __________________________
-----------------------------------------------------------------------------------------------------------------------------------
NOTICE: Only the person(s) who signs for Credit Insurance (either Credit Life or Credit Disability) will be insured See "Notice of Proposed Insurance" or the Certificate of Insurance for more details.

                                                        NOTICE TO RETAIL BUYER
                                    DO NOT SIGN THIS CONTRACT IN BLANK.
                                    YOU ARE ENTITLED TO A COPY OF THE CONTRACT AT THE TIME YOU SIGN.
                                    KEEP IT TO PROTECT YOUR LEGAL RIGHTS.
BUYER(S) ACKNOWLEDGE(S) RECEIPT OF A COMPLETED COPY OF THIS CONTRACT AT THE TIME OF SIGNING AND AGREE(S) TO ALL ITS TERMS.

________________________________________________________________     ______________________________________________________________
Signature of Buyer                                   Date Signed     Signature of Buyer                                 Date Signed

                            NOTICE: SEE REVERSE SIDE FOR ADDITIONAL TERMS AND IMPORTANT INFORMATION
           THIS AGREEMENT is accepted by the Seller and assigned to Long Beach Acceptance Corp. (referred to in the
           Assignment as "LBAC") in accordance with the terms of the Assignment set forth on the reverse side.

 Seller:                                    By:                                     Title:
 _________________________________________     ____________________________________       _______________________________________


                 RETAIL INSTALLMENT SALE AGREEMENT

                       OTHER IMPORTANT TERMS


PREPAYMENT: You can prepay any amount due under this Agreement at any time. If you prepay the whole amount you owe, any unearned part of the Finance Charge will be rebated as explained below.

Your refund will be rebated under the commonly used "Actuarial Refund Method"
If the date on which the prepayment is made is within 12 months after the first installment payment is due, you will be charged a prepayment penalty.
The amount of this penalty will be (a) $20.00 if the original Amount Financed is $2,000.00 or less or (b) 1% of the original Amount Financed if the original Amount Financed is more than $2,000.00 but not more than $5,000.00 or (c) $100.00 if the original Amount Financed exceeds $5,000.00.

LATE CHARGE. If you have not made an installment payment within 10 days of the date when it is due, you will pay a late charge of $10.00.

TAXES AND FEES: You promise to pay all taxes and fees relating to the Property. If we ask, you promise to provide us with proof of any of these payments. We can pay any of the taxes or fees if you don't (although we don't have to). If we pay any taxes or fees, you promise to repay us on demand together with interest at the Annual Percentage Rate disclosed on the front if permitted by law or, if not, at the highest lawful rate.

SECURITY INTEREST: To secure what you owe under this Agreement, you give us what is known as a security interest in the Property, including all proceeds of the Property, and including all items, later installed or affixed to the Property. This means that we have the right to sell the Property to repay what you owe us if you are in default of this Agreement. You agree not to sell, transfer or give away the Property without our prior written permission.

MAINTENANCE: You promise to maintain the Property in good condition and to protect it against loss, damage and destruction from any cause.

OTHER PROMISES:
    You also promise to:
    1. have our security interest shown on any document or certificate of title for the Property,
    2.  permit us to inspect the Property at all reasonable times, and
    3. notify us immediately in writing at the address where you are making your payments if the Property is significantly damaged or stolen.

ENTIRE BALANCE DUE: If you haven't made a payment when you promised to make it, or if an Event of Default happens (these are explained below) we can declare the entire amount owing under this Agreement, after deducting any charges we have not yet earned, due and payable at once without notice and demand to you.

AN EVENT OF DEFAULT MEANS:
    1.  if you break one of your promises you have made under this Agreement;
        or
    2.  if you made any false or misleading statement on your application; or
    3.  if you become insolvent or file for bankruptcy; or
    4.  if you die or become incompetent; or
    5. if any other creditor tries by legal process to take any of your property or money.

REPOSSESSION: If we declare the entire amount owing under this Agreement due and payable in accordance with the terms of this Agreement, you promise to deliver the Property to us. If you don't we can peacefully and lawfully enter the premises where it is kept and take the Property without notice to you. If we repossess the Property and if it contains items in which we do not have a security interest, we will treat these items as abandoned unless you claim these items by notifying us in writing within 10 days of the date of repossession. We can sell the Property at a public or private sale. If the law requires us to give you advance notice of this sale, you agree that 10 days will be enough notice. We may, to the extent permitted by law, pay our expenses in repossessing, storing and selling the Property (including attorney's fees) out of the money we receive from the sale. If the money we receive from this sale is not enough to repay what you owe us, you will still owe us the difference. You or any other person legally entitled to it will be entitled to any excess if the money received from the sale is more than you owe us.

COLLECTION COSTS: If we hire an attorney who is not our salaried employee to collect what you owe, you will pay the attorney's fee. The fee will not exceed 20% of the first $500 and 10% of the amount over $500 that you owe. You will also pay a return check fee of $20 if a check of yours is returned to us uncollected due to insufficient funds in your account.

MORE THAN ONE BUYER: When you sign this Agreement as a Buyer, you understand you are fully responsible for the payments owing under this Agreement, even if another person also signs this Agreement as a Buyer. We don't have to notify you that any payment has not been made when due. We can waive the terms of payment and release the security interest in the Property without notifying you or releasing you from your responsibilities under this Agreement.

RISK OF LOSS: You promise to pay us all amounts you owe under this Agreement, even if the Property is damaged, destroyed or stolen.

IRREGULAR PAYMENTS: We can accept late payments or partial payments, even if marked "Payment in Full," without losing any of our rights under this Agreement.

TRANSFER: We have the right to transfer this Agreement to others.

BINDING EFFECT: Until you have paid in full all amounts owing under this Agreement, this Agreement will be binding on you and all future owners of the Property. Your heirs and legal representatives will also be responsible under this Agreement. This Agreement is for our benefit and for the benefit of anyone to whom we may transfer it.

DELAY IN ENFORCEMENT: We can delay enforcing any of our rights under this Agreement without losing them. Any waiver by us of our rights under this Agreement will not be a waiver by us of the same right or any other right on any other occasion.

CHANGE OF ADDRESS: If you change your address before the amount you owe us is paid in full, you agree to tell us in writing of your new address.

LAW THAT APPLIES: This Agreement will be governed by the laws of the State of New Jersey and the United States of America. If a court decides that any part of this Agreement is invalid, the rest of this Agreement will remain in effect.

USED CAR RULE:  IF THIS AGREEMENT IS FOR THE SALE OF A "USED VEHICLE" AS
                DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE
                WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

The preceding NOTICE applies only to goods or services obtained primarily for personal, family, or household use, and the purchase price does not exceed $25,000. In all other cases, debtors will not assert against any subsequent holder or assignee of this Agreement any claims or defenses the debtors may have against the seller, or against the manufacturers of the goods or services obtained under this Agreement.

--------------------------------------------------------------------------------
                                GUARANTY

To induce the Seller to enter into the above Retail Installment Agreement (the "Agreement"), the undersigned unconditionally guarantees the full payment and performance of all of the Buyer's obligations under the Agreement. The obligations of the Agreement may be enforced directly against the undersigned without first seeking payment or performance from the Buyer or any other guarantor. Nothing will cancel this Guaranty except the full payment and performance of the obligations of the Agreement. The undersigned agrees to any changes, waivers or extensions of the Agreement. The undersigned acknowledges that the Agreement will be assigned and transferred to the assignee listed in the "Assignment" section on the face of this Agreement and that this Guaranty may be enforced directly against the undersigned by any holder of this agreement. The undersigned waives all notices to which the undersigned might otherwise be entitled under law. If this Guaranty is signed by more than one person, each of the undersigned will be individually responsible for the full payment and performance of all of the Buyer's obligations under the Agreement. The undersigned's heirs and legal representatives will also be bound by this Guaranty.

Guarantor ________________________________ Address _____________________________

Guarantor ________________________________ Address _____________________________

                           SELLER'S ASSIGNMENT

Seller sells and assigns to LBAC all of its right, title and interest in the above Retail Installment Sale Agreement (the "Agreement"), and the Property described in the Agreement. Seller authorizes LBAC to do every act and thing necessary to collect and discharge all obligations arising out of the Agreement and this Assignment.

Seller warrants and represents: (1) The Agreement arose from the sale of the Property and Seller had title to the Property at the time of the sale free from any liens or encumbrances; (2) The certificate of title to the Property shows a first lien or encumbrance for the benefit of LBAC or LBAC's transferee; (3) All disclosures required by law were properly made to Buyer prior to Buyer's signing the Agreement; (4) All insurance documentation to be delivered by Seller will be delivered to Buyer within the time required by law; (5) Buyer is not a minor, has the capacity to enter into this Agreement and paid the downpayment from Buyer's own funds as stated in the Agreement;
(6) The Agreement is genuine, in compliance with all applicable laws, and legally enforceable against Buyer in accordance with its terms; (7) to the best of Seller's knowledge, all statements made by or on behalf of Buyer and furnished to LBAC by Seller are true; (8) Seller is licensed as required by law and has the right and power to make the Agreement with Buyer and this Assignment to LBAC; and (9) Buyer has taken delivery and accepted the Property described in the Agreement.

Each of these warranties and representations is material to LBAC's acceptance of the Agreement. If any of them is breached or is erroneous, without regard to Seller's knowledge, Seller unconditionally guarantees payment of the unpaid balance on the Agreement and all losses or expenses (including attorney's fees) incurred by LBAC as a result of such breach or error.

Seller agrees to indemnify LBAC for any judicial setoff or loss, and for all costs and expenses in connection therewith, suffered as a result of the assertion of any claim or defense, whether meritorious or not, of Buyer against Seller.

If the Agreement is rescinded by court order, Seller shall pay LBAC the full amount LBAC paid to purchase the Agreement.

Seller shall be liable even if a waiver, compromise, settlement or variation of the terms of the Agreement releases Buyer.

Seller waives notice of acceptance of this Assignment and notices of non-payment and non-performance of the Agreement and any other notices required by law and waives all setoffs and counterclaims.

The liability of Seller under this Assignment will not be affected by any extension, renewal or other change in the time of payment of the Agreement, or any change in the manner, place, or terms of payment, or the release settlement or compromise of or with Buyer, or the release or non-perfection of any security interest.

In addition, this Assignment includes the provisions of the paragraph signed below by Seller (if none of the paragraphs below has been signed by Seller, this Assignment shall include the provisions of the paragraph entitled "FULL RECOURSE"):

WITHOUT RECOURSE: The Agreement is assigned by Seller to LBAC without recourse to Seller except in the circumstances set forth in the above Assignment and in any underlying dealer agreement between Seller and LBAC.


-----------------------------------
SELLER'S SIGNATURE
-------------------------------------------------------------------------------
REPURCHASE: The Agreement is assigned by Seller to LBAC with Seller's obligation to repurchase the Property for the full amount remaining unpaid under the Agreement to LBAC as outlined in a separate agreement between LBAC and Seller.



-----------------------------------
SELLER'S SIGNATURE
-------------------------------------------------------------------------------
FULL RECOURSE: The Agreement is assigned by Seller to LBAC with full recourse. In addition to Seller's obligations contained in the above Assignment, Seller unconditionally guarantees, upon demand, payment to LBAC of the full amount remaining unpaid under the Agreement, and agrees to purchase the Agreement from LBAC upon demand, for the full amount then unpaid whether the Agreement shall then be, or not be, in default.


-----------------------------------
SELLER'S SIGNATURE
-------------------------------------------------------------------------------
                               SUBSEQUENT ASSIGNMENT

FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned hereby sells, transfers and sets over unto ________________________ ____________________________ (the "Subsequent Assignee"), its successors and assigns this Retail Installment Sale Agreement, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in such agreements as may be in effect between the undersigned and Subsequent Assignee.


                                         LONG BEACH ACCEPTANCE CORP.


DATE ____________________     By ______________________________________________

FORM PAS21SLC-3 (12/96) SIMPLE INTEREST                             [BANCO LOGO]


PENNSYLVANIA
MOTOR VEHICLE INSTALLMENT SALE CONTRACT,     Dated ____________,19____  Account # __________________

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL                  FINANCE                  AMOUNT FINANCED        TOTAL OF PAYMENTS          TOTAL SALE PRICE
PERCENTAGE RATE         CHARGE                   The amount of credit   The amount you will have   The total cost of your
The cost of your        The dollar amount the    provided to you or on  paid after you have made   purchase on credit,
credit as a yearly      credit will cost you.    your behalf.           all scheduled payments.    including your downpayment
rate.
                                                                                                    of $ __________________.

              %         $                        $                      $                           $
-----------------------------------------------------------------------------------------------------------------------------------
Your Payment Schedule will be:
-------------------------------------------------------------------------------------
No. of Payments        Amount of Payments        When Payments Are Due
-------------------------------------------------------------------------------------   Security:  You are giving a security
                                                                                        interest in the motor vehicle purchased.
                       $                         Monthly, beginning          , 19
-------------------------------------------------------------------------------------   Prepayment:  If you pay off early, you
                                                                                        will not have to pay a penalty.
                       $
-------------------------------------------------------------------------------------

Filing Fees: $ ___________________

Late Charge:  If a payment is late, you will be charged 2% of the portion of the payment which is late for each month, or part of a month greater than 10 days, that it remains unpaid.

See below and any other Contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled date and prepayment refunds and penalties.
                                                                                                                   e means estimate
-----------------------------------------------------------------------------------------------------------------------------------

In this Contract,
we are
the SELLER.   ________________________________________________________________________________________.
                      Name                       Address                           Zip Code

You are
the BUYER(S). _________________________________________________________________________________________.
                      Name                       Address                           Zip Code

If there is more than one Buyer, each promises, separately and together, to pay all sums due us and to perform all agreements in this Contract.
---------------------------------------------------------------------------------------------------

TRADE-IN:
You have traded in                                $                  - $             = $
the following vehicle: ____________________________________________________________________________
                       Year and Make   Series     Gross Allowance    Still Owing     Net Trade-In

If a balance is still owing on the vehicle you have traded in, the Seller will pay off this amount on your behalf.  You warrant and represent to us that any trade-in is free from lien, claim, encumbrance or security interest, except as shown above as the amount "Still Owing."
---------------------------------------------------------------------------------------------------
PROPERTY INSURANCE:  You may choose the person through whom insurance is obtained against loss or damage to the Vehicle and against liability arising out of use or ownership of the Vehicle.  In this Contract, you are promising to insure the Vehicle and keep it insured.
---------------------------------------------------------------------------------------------------
CREDIT INSURANCE IS NOT REQUIRED:  CREDIT LIFE INSURANCE AND CREDIT DISABILITY INSURANCE ARE NOT
REQUIRED TO OBTAIN CREDIT, and will not be provided unless you sign below and agree to pay the additional cost(s).  Please read the NOTICE OF PROPOSED CREDIT INSURANCE on the reverse side.
Your insurance certificate or policy will tell you the MAXIMUM amount of insurance available.
All insurance purchased will be for the term of the credit.

By signing, you select Single Credit Life Insurance,         What is your
which costs $ _______________                                your age?_____Years

---------------------------------------------------------------------------------------------------
Signature of Buyer to be insured for Single Credit Life Insurance
---------------------------------------------------------------------------------------------------
By signing, you both select Joint                            What are your
Credit Life Insurance, which costs $____________             your ages?

1. _____________________________________________             ____________________________

2. _____________________________________________             ____________________________

Signatures of both Buyers to be insured for Joint Credit Life Insurance


By signing, you select Single Credit Accident &              What is your
Health Insurance, which costs $ _______________              your age?_____Years

---------------------------------------------------------------------------------------------------
Signature of Buyer to be insured for Single Credit Accident & Health Insurance
---------------------------------------------------------------------------------------------------
By signing, you both select Joint                            What are your           Percentage
Credit Accident & Health Insurance,                          your ages?              to be
which costs $____________                                                            insured

1. _____________________________________________             ____________            ____________  %

2. _____________________________________________             ____________            ____________  %

Signatures of both Buyers to be insured for Joint Credit Accident & Health insurance


Insurer:
---------------------------------------------------------------------------------------------------
VEHICLE:  You have agreed to purchase, under the terms of this Contract, the following motor vehicle and its extra equipment, which is called the "Vehicle" in this Contract.

 N/U   Year and Make   Series    Body Style    No. Cyl.   Truck Ton Capacity    Serial Number
 ---   -------------   ------    ----------    --------   ------------------    -------------


Equipped  __ A.T. ___ P.S.  ___ AM-FM Stereo    __ 5 Spd.      Other _____________________________
with      __ A.C. ___ P.W.  ___ AM-FM Tape      __ Vinyl Top   ___________________________________
---------------------------------------------------------------------------------------------------
ASSIGNEE:  We assign this Contract and Security Agreement to the Assignee named in this section, which is the "Assignee."  If at any time the Owner of the Contract assigns the Contract to another assignee, the term then refers to such other assignee.  After the Assignment, all rights and benefits of the Seller in this Contract and in the Security Agreement shall belong to and be enforceable by the Assignee.  The Assignee is:

                        LONG BEACH ACCEPTANCE CORP.

CO-SIGNER:  Any person signing the Co-Signer's Agreement below promises separately and together with all Co-Signer(s) and Buyer(s), to pay all sums due and to perform all agreements in this
Contract. Co-Signer will not be an Owner of the Vehicle.

CO-OWNER: Any person signing the Co-Owner's Security Agreement below gives us a security interest in the Vehicle and agrees separately and together with all Co-Owner(s) and Buyer(s), to perform all agreements in the Security
Agreement and all other parts of this Contract except the "Promise to Pay" section.

TERMS:  The terms shown in the boxes above are part of this Contract.
------------------------------------------------------------------------------------------------

IF YOU DO NOT MEET YOUR CONTRACT OBLIGATIONS, YOU MAY LOSE THE MOTOR VEHICLE
AND PROPERTY THAT YOU BOUGHT WITH THIS CONTRACT, AND/OR ON DEPOSIT WITH THE
ASSIGNEE.

This Contract is between Seller and Buyer. All disclosures have been made by Seller. Seller intends to assign this Contract to the Assignee.

ITEMIZATION OF AMOUNT FINANCED
------------------------------------------------------------------------------
Cash Price
  $
------------------------------------------------------------------------------
Cash Downpayment
  $
------------------------------------------------------------------------------
Net Trade-In
  $
------------------------------------------------------------------------------
Total Downpayment
  $
------------------------------------------------------------------------------
Unpaid Cash Price Balance
  $
------------------------------------------------------------------------------
To Credit Insurance Company
  $                                    *
------------------------------------------------------------------------------
To Public Officials for:
------------------------------------------------------------------------------
License, Tags and Registration
  $
------------------------------------------------------------------------------
Lien Fee
  $
------------------------------------------------------------------------------
To ___________________________
  $
------------------------------------------------------------------------------
To ___________________________
  $
------------------------------------------------------------------------------
To ___________________________ for Service Contract
  $                                    *
------------------------------------------------------------------------------
*Seller may be retaining a portion of this amount.
------------------------------------------------------------------------------
Amount Financed
  $
------------------------------------------------------------------------------
Finance Charge
  $
------------------------------------------------------------------------------
Total of Payments (Time Balance)
  $
------------------------------------------------------------------------------
Payment Schedule - You agree to pay to us the Amount Financed plus finance
charge in         uninterrupted monthly payments of $____ each, and a final
payment of $ ________.  The first payment will be due on ___________ 19_____, and then payments will be due on that same day of each month following.

------------------------------------------------------------------------------

PROMISE TO PAY: You agree to pay us the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. You promise to make payments in accordance with the Payment
Schedule. You promise to make payments on or before the same day of each month as the first payment due date. You agree to pay all other amounts which may become due under the terms of this Contract. You agree to pay the Seller or Assignee costs of suit. You also agree to pay reasonable attorneys' fees if Seller or Assignee hires an attorney to collect amounts due under this Contract or to protect or get possession of the Vehicle. You agree to make payments at the place or to send payments to the address which the Assignee most recently specifies in the written notice to you.

SECURITY AGREEMENT: To secure the payments of all sums due and the performance of all required obligations under this Contract, you give a security interest in the Vehicle, in all parts (called "accessions") attached to the Vehicle at any later time, and in any proceeds of the Vehicle, including insurance proceeds. The Assignee may set-off any amounts due and unpaid under this Contract against any of your money on deposit with Assignee. This includes any money which is now or may in the future be deposited with Assignee by you. Assignee may do this without any prior notice to you.

------------------------------------------------------------------------------

ADDITIONAL TERMS AND CONDITIONS:  THIS CONTRACT CONTINUES ON THE REVERSE SIDE.
YOU ARE OBLIGATED TO ALL THE TERMS OF THE CONTRACT WHICH APPEAR ON THE FRONT
AND REVERSE SIDES.
------------------------------------------------------------------------------
By signing below, we agree to sell the Vehicle to you under the terms of this
Contract.

SELLER ______________________________________________
BY:______________________________________  __________
                                             Date

NOTICE TO BUYER - DO NOT SIGN THIS CONTRACT IN BLANK.  YOU ARE ENTITLED TO AN
EXACT COPY OF THE CONTRACT YOU SIGN.  KEEP IT TO PROTECT YOUR LEGAL RIGHTS.
You agree to all the terms of this Contract.

BUYER _______________________________(SEAL) _____________
                                              Date
BUYER _______________________________(SEAL) _____________
                                              Date
------------------------------------------------------------------------------

CO-SIGNER:  YOU SHOULD READ THE NOTICE TO CO-SIGNER, WHICH HAS BEEN GIVEN TO
YOU ON A SEPARATE DOCUMENT, BEFORE SIGNING THE CO-SIGNER'S AGREEMENT.

CO-SIGNER'S AGREEMENT: You, the person (or persons) signing below as "Co-Signer," promise to pay to us all sums due on this Contract and to perform all agreements in this Contract. You intend to be legally bound by all the terms of this Contract, separately and together, with the Buyer. You are making this promise to induce us to make this Contract with the Buyer, even though we will use the proceeds for the Buyer's benefit. You agree to pay even though we may not have made any prior demand for payment on the Buyer or exercised our security interest. You also acknowledge receiving a completed copy of this Contract.

_________________________________(SEAL) ____________________  ___________
Co-Signer's Signature                   Address               Date

_________________________________(SEAL) ____________________  ___________
Co-Signer's Signature                   Address               Date

------------------------------------------------------------------------------

CO-OWNER'S SECURITY AGREEMENT: You, the person signing below as "Co-Owner," together with the Buyer or otherwise being all of the Owners of the Vehicle, give us Security Interest in the Vehicle identified above. You agree to be bound by the terms of the Security Agreement and all other parts of this Contract except the "Promise To Pay" section. You are giving us the security interest to induce us to make this Contract with the Buyer, and to secure the payment by the Buyer of all sums due on this Contract. You will not be responsible for any deficiency which might be due after repossession and sale of the Vehicle.

_________________________________(SEAL) ____________________  ___________
Co-Signer's Signature                   Address               Date

BUYER, CO-SIGNER AND CO-OWNER, AS APPLICABLE, ACKNOWLEDGE RECEIPT OF A
COMPLETED COPY OF THIS CONTRACT AT THE TIME OF SIGNING.

____________ __________________ ___________________ _____________________
BUYER        BUYER              CO-SIGNER           CO-SIGNER OR CO-OWNER

           NOTICE:  SEE REVERSE SIDE FOR IMPORTANT INFORMATION.

                              ORIGINAL

                         ADDITIONAL TERMS AND CONDITIONS

1. HOW THE TOTAL OF PAYMENTS IS COMPUTED: The Total of Payments is the sum of the Amount Financed and the Finance Charge. The finance charge is computed daily on the outstanding balance of the Amount Financed. The Finance Charge shown on the front side has been computed on the assumption that we will receive all payments on their scheduled due dates.

2. COMPUTING FINANCE CHARGE: We will charge Finance Charge on a basis on the outstanding balance subject to Finance Charge on each day of the Contract term. The daily Finance Charge rate is equal to the Annual Percentage Rate divided by the number of days in that calendar year. Buyer agrees that because Finance Charge is calculated on a daily basis, late payments will result in additional Finance Charge (and, if applicable, a late charge). Early payments will result in less Finance Charge being charged. Early and/or late payments will cause the amount of the final payment to change.

3. LATE CHARGE: Buyer agrees to pay a late charge for any payment not made within 10 days after its due date. The late charge will be 2% per month on the unpaid amount of the payment. We will consider any part of a month in excess of 10 days to be a full month. The late charge will be due when earned. No late charge will be due if the reason that the payment is late is that, after default, the entire outstanding balance on this Contract is due. No late charge will be due if the only reason that the payment is late is that a late charge was assessed on an earlier payment.

4. APPLICATION OF PAYMENTS: We will apply payments in the following order of priority: first to Finance Charge, and then to late charges, Amount Financed and any other amounts you owe in the order that we choose.

5. PREPAYMENT: You may prepay, in full or in part, the amount owed on this Contract at any time without penalty. If you prepay the Contract in part, you agree to continue to make regularly scheduled payments until you pay all amounts due under this Contract. This will reduce the number of payments you will make.

6. WAIVERS.

   a. WAIVER BY SELLER AND ASSIGNEE: We and Assignee waive the right to treat any property as security for the repayment of this Contract, except for the Vehicle and the other security specifically mentioned in this Contract.

   b. WAIVERS BY BUYER, CO-SIGNER AND CO-OWNER: You agree to make all payments on or before they are due without our having to ask. If you don't, we may enforce our rights without notifying you in advance. You give up any right you may have to require that we enforce our rights against some other person or property before we enforce our rights against you. You agree that we may give up our rights against some other person but not against you. You waive due diligence in collection and all defenses based on suretyship and impairment of collateral or security.

7. FINANCE CHARGE AFTER MATURITY AND JUDGMENT: Finance Charge at the rate provided in this Contract shall continue to accrue on the unpaid balance until paid in full, even after maturity and/or after we get a judgment against you for the amounts due. This will apply even if the maturity occurs because of acceleration. If at any time Finance Charge as provided for in this paragraph is not permitted by law, Finance Charge shall accrue at the highest rate allowed by applicable law beginning at that time.

8. YOUR PROMISES ABOUT OUR SECURITY INTEREST: You will not permit anyone other than us to obtain a security interest or other rights in the Vehicle. You will pay all filing fees necessary for us to obtain and maintain our security interest in the Vehicle. You will assist us in having our security interest noted on the Certificate of Title to the Vehicle. You will not sell or give away the Vehicle. If someone puts a lien on the Vehicle, you will pay the obligation and clear the lien.

9. YOUR PROMISES ABOUT THE VEHICLE: You will keep the Vehicle in good condition and repair. You will pay all taxes and charges on the Vehicle. You will pay all costs of maintaining the Vehicle. You will not abuse the Vehicle or permit anything to be done to the Vehicle which will reduce its value, other than for normal wear and use. You will not use the Vehicle for illegal purposes or for hire or lease. You will not move the Vehicle from your address shown on the front of this Contract to a new permanent place or garaging without notifying us in advance.

10. YOUR PROMISES ABOUT INSURANCE: You will keep the Vehicle insured against fire, theft and collision until all sums due us are paid in full. The insurance coverage must be satisfactory to us and protect your interests and our interests at the time of any insured loss. The insurance must name us as "loss payee" on the policy. The insurance must be written by an insurance company qualified to do business in Pennsylvania and licensed to sell insurance in the state where the Vehicle is permanently garaged. The insurance policy must provide us with at least 10 days' prior written notice of any cancellation or reduction in coverage. On request, you shall deliver the policy or other evidence of insurance coverage to us. In the event of any loss or damage to the Vehicle, you will immediately notify us in writing and file a proof of loss with the insurer. We may file a proof of loss on your behalf if you fail or refuse to do so. We may endorse your name to any check, draft or other instrument we receive in payment of an insured loss or return insurance premiums. We may apply any insurance proceeds we receive to repair or replace the Vehicle if, in our opinion, it is economically feasible and you are not then in default under this Contract. Otherwise, we will apply the insurance proceeds to reduce the unpaid balance due us.

11. OUR RIGHTS IF YOU BREAK YOUR PROMISES ABOUT THE SECURITY INTEREST, VEHICLE OR INSURANCE: If you fail to keep your promises to pay filing fees, taxes, liens or the costs necessary to keep the Vehicle in good condition and repair, we may advance any money you promised to pay. If you fail to keep your promises about required insurance we may advance money to obtain insurance to cover loss or damage to the Vehicle. We have the choice of whether or not to advance any money for these purposes. Such insurance will be limited to an amount not greater than you owe on this Contract. We will add any money we advance on your behalf to the balance on which we impose Finance Charges at the Annual Percentage Rate of this Contract. You agree to repay the money advanced as we alone may specify: (i) immediately on demand, or (ii) along with your monthly payments. If we choose to allow you to repay the money advanced along with your monthly payments, we can choose the amount of these payments and how long you have to repay. If any of our rights stated in this paragraph is not permitted by law, we still have the other rights mentioned. Our payments on your behalf will not cure your failure to perform your promises in this Contract.

12. DEFAULT: In this paragraph "You" means the Buyer, Co-Signer and Co-Owner, or any one of them. You will be in "Default" of the Contract if any one or more of the following things happen:

    a. You do not make any payment on or before it is due; or

    b. You do not keep any promise you made in this Contract; or

    c. You do not keep any promise you made in another Contract, Note, Loan or Agreement with Seller or Assignee; or

    d. You made any untrue statement in the credit application for this Contract; or

    e. You committed any forgery in connection with this Contract; or

    f. You die, are convicted of a crime involving fraud or dishonesty, or are found by a court with jurisdiction to do so to be incapacitated; or

    g. You file bankruptcy or insolvency proceedings, or anyone files bankruptcy or insolvency proceedings against you; or

    h. You take the Vehicle outside the United States or Canada without our written consent; or

    i. You use the Vehicle or allow someone else to use it in a way that causes it not to be covered by your insurance; or

    j. You do something that causes the Vehicle to be subject to confiscation by government authorities; or

    k. The Vehicle is lost, stolen, destroyed or damaged beyond economical repair, and not fixed or found within a reasonable time; or

    l. Another creditor tries to take the Vehicle or your money on deposit with Assignee by legal process.

13. OUR RIGHTS IF YOU ARE IN DEFAULT OF THIS CONTRACT: If you are in Default of this Contract, we may enforce our rights according to law. We may also do the things specifically mentioned in this Contract. We may do one of these things and at the same time or later do another. Some of the things we may do are the following:

    a. ACCELERATION: We can demand that you pay to us the entire unpaid balance owing on the Contract and all unpaid Finance Charges and other money due. You agree that you will pay this money to us in one single payment immediately upon receiving our demand.

    b. REPOSSESSION: We can repossess the Vehicle, unless prohibited by law. We can do this ourselves, have a qualified person do it for us, or have a government official (by replevin) do it for us. You agree that we can peaceably come on to your property to do this. We may take any other things found in the Vehicle, but will return these things to you if you ask. If you want these things back, you agree to ask us in a letter sent to us by certified mail within 24 hours. If you do not send us this letter, you give up any claim to these things. You agree that we may use your license plates in repossessing the Vehicle and taking it to a place for storage.

    c. VOLUNTARY DELIVERY: We can ask you to give us the Vehicle at a reasonably convenient place. You agree to give us the Vehicle if we ask.

    d. DELAY IN ENFORCEMENT: We can delay enforcing our rights under this Contract without losing any rights.

14. SOME THINGS YOU SHOULD KNOW IF WE REPOSSESS THE VEHICLE: If we repossess without using a government official (by replevin):

    a. NOTICE: We will send you a Notice of Repossession to your last address we know about. This Notice will tell you how to buy back (redeem) the Vehicle. You will NOT have the right to reinstate the Contract. This means you will have to pay the total balance on the Contract and other amounts due. Your may not get the Vehicle back by paying delinquent installments. This Notice will tell you other information required by law.

    b. REDEMPTION: You have the right to buy back (redeem) the Vehicle within 15 days of the mailing of the Notice and at any later time before we sell the Vehicle. If you do not redeem, you give up all claim to the Vehicle.

    c. SALE: If you don't redeem, we will sell the Vehicle. The money received at sale will be used to pay costs and expenses you owe, and then to pay the amount you owe on the Contract.

    d. SURPLUS OR DEFICIENCY: If there is money left, we will pay it to the Buyer. If there is not enough money from the sale to pay what you owe, Buyer and Co-Signer agree to pay what is still owed to us.

    e. EXPENSES: You agree to pay the costs of repossessing, storing, repairing, preparing for sale and selling the Vehicle as may be allowed by law. These costs will only be due if:

   1. Default exceeds fifteen (15) days at the time of repossession;

   2. The amount of costs are actual, necessary and reasonable; and

   3. We can prove the costs were paid.

15. HEIRS AND PERSONAL REPRESENTATIVES BOUND: After your death, this Contract shall be enforceable against your heirs and personal representatives of your estate.

16. GOVERNING LAW: This Contract is to be interpreted according to the law of Pennsylvania.

17. SEVERABILITY OF PROVISIONS: If for any reason any part of this Contract shall become illegal, void or unenforceable, that part shall not be a part of this Contract.

18. ASSIGNMENT BY BUYER: Buyer shall not assign this Contract.

19. THERE ARE NO WARRANTIES BY SELLER, EXPRESSED OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, UNLESS WE HAVE GIVEN YOU A SEPARATE WRITTEN WARRANTY.


BUYER'S GUIDE WINDOW STICKER. If the Car which is described on the face of this Contract has a Buyer's Guide Window Sticker required by the Federal Trade Commission Used Car Trade Regulation Rule, the following notice applies:

     THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE--ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.




                       NOTICE OF PROPOSED CREDIT INSURANCE

The signer(s) of this Contract hereby take(s) notice that Group Credit Life Insurance coverage or Group Credit Accident and Disability Insurance coverage will be applicable to this Contract if so marked on the front of this Contract, and each such type of coverage will be written by the insurance company named. This insurance, subject to acceptance by the insurer, covers only the person or persons signing the request for such insurance. The amount of charge is indicated for each type of Credit Insurance to be purchased. The term of insurance will commence as of the date the indebtedness is incurred and will expire on the original scheduled maturity date of the indebtedness. Subject to acceptance by the insurer and within 30 days, there will be delivered to the insured debtor(s) a certificate of insurance more fully describing the insurance. In the event of prepayment of the indebtedness, a refund of insurance charges will be made when due.

               NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION.

               REMOVE AGREEMENT TO ARBITRATE BEFORE INSERTING CONTRACT.

                             AGREEMENT TO ARBITRATE

This Agreement to Arbitrate is between ___________________________ , residing at
                                   (Customer and Co-Customer, if any)

_____________________________________ (referred to as "I," "me" or "my") and
           (Address(es))

________________________________(referred to as "you" or "your") and involves my
   (Seller Name and Address)

purchase form you of a _________________________, VIN __________________________
                        (Description of Vehicle)

(referred to as the "Vehicle") pursuant to a Retail Installment Contract between you and me dated ______________________ (referred to as the "Contract").
                         (Date)

         You and I agree that if any Dispute arises, either you or I may choose to have the Dispute resolved by binding arbitration under the Code of Procedure in effect at the time the claim is filed of the National Arbitration Forum (the "Rules"). The choice to arbitrate may be made even if an action has already been filed in court, so long as no judgment has been rendered by that time.

         For purposes of this Agreement to Arbitrate (referred to as this "Agreement"), a "Dispute" is any claim or controversy, whether in contract, tort or otherwise, arising from or relating to the Contract, to the sale, purchase or financing of the Vehicle, or to the relationships which result from the Contract (including relationships with the parties to the Contract, with assignees, agents, employees and insurers of the parties to the Contract, and, to the extent permitted by law, with other parties who are not parties to the Contract or to this Agreement). A "Dispute" also includes any question regarding the validity of the Contract or of this Agreement or regarding whether a matter is subject to arbitration under this Agreement.

         The arbitration hearing will be held at a location near where you signed the Contract, on 30 days' notice to the parties unless the Rules provide otherwise. The arbitrator(s) will apply relevant law to the Dispute, and will provide written, reasoned findings of fact and conclusions of law. The hearing will be concluded within 120 days unless otherwise ordered by the arbitrator(s). An award by the arbitrator (or, if more than one, then by a majority of them) will be made within 30 days after the close of the submission of evidence and will be final and binding on all parties to the proceeding. Judgment on the award may be entered by any party in any state or federal court or administrative body having jurisdiction.

         The arbitrator(s) will have no authority to order any class action arbitration under this Agreement or to order any joinder of parties, except for joinder of parties to the Contract. To the extent not otherwise required by law to make this Agreement enforceable, the arbitrator(s) will have no authority to award punitive damages. The arbitrator(s) will have no authority, and nothing in this Agreement or in the Contract is to be construed as providing such authority, to amend, modify, add to, subtract from or delete any provision of the Contract. Nothing in this Agreement is to be construed as preventing either party's use of bankruptcy or repossession, replevin, judicial foreclosure or any other provisional remedy relating to the Vehicle.

         This Agreement will survive the termination of the Contract with respect to any Dispute.

         The parties agree that the transactions relating to the Contract involve interstate commerce and that this Agreement is subject to and governed by the Federal Arbitration Act, 9 U.S.C. sections 1-16, as amended.

         Rules and forms of the National Arbitration Forum may be obtained by calling (800) 474-2371 and claims may be filed at any National Arbitration Forum office.

         YOU AND I UNDERSTAND THAT BY AGREEING TO ARBITRATE, YOU AND I GIVE UP SOME RIGHTS, INCLUDING THE RIGHT TO GO TO COURT, THE RIGHT TO A JURY TRIAL, THE RIGHT TO PARTICIPATE IN A CLASS OF CLAIMANTS REGARDING ANY DISPUTE, AND, TO A LARGE EXTENT, THE RIGHT TO APPEAL. OTHER RIGHTS THAT YOU OR I HAVE IN COURT MAY ALSO NOT BE AVAILABLE IN ARBITRATION. THE ARBITRATOR'S DECISION WILL BE FINAL AND BINDING. BY SIGNING BELOW, YOU AND I ACKNOWLEDGE THAT YOU AND I HAVE CAREFULLY READ THIS AGREEMENT TO ARBITRATE AND AGREE TO ALL ITS TERMS.


                                           ------------------------------------
                                                        Customer

-------------------------------------      ------------------------------------
                Seller                                 Co-Customer

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                             Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                           Customer's Phone No.      Seller's Address                           Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The words "I," "me" and "my" refer to the Customer and            I have today bought and received in satisfactory condition the
Co-Customer signing this contract. The words "you" and "your"     vehicle described below, including attachments, equipment,
refer to the Seller (or Holder if this contract is assigned).     accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face
DESCRIPTION OF VEHICLE                                            and back of this contract.
-----------------------------------------------------------------------------------------------------------------------------------
New or Used  Year and Make    Series, Make & Model or Trade Name      Description          Identification No.      State
                              (Also No., if applicable)                                    (Serial or Motor No.)   Registration No.


-----------------------------------------------------------------------------------------------------------------------------------
  Radio          Cassette         Automatic            Power______   Power______   Sunroof_____   Air Conditioning    Key Numbers
                                  Transmission         Steering___   Brakes_____   Manual______
                                                       Seats______   Windows____   Power_______
-----------------------------------------------------------------------------------------------------------------------------------

I warrant that the vehicle is being purchased                                               Business, Commercial
primarily for the following use (check one):             Personal, Family or Household      or Agricultural

-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                 County                                    State

Seller states that the mileage appearing on the odometer of the vehicle at the time of this sale is _______ and that such mileage
[ ] is accurate [ ] is not accurate.
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ___________% = The cost of my credit as a yearly rate.
FINANCE CHARGE ........ $___________  = The dollar amount the credit will cost me.
Amount Financed........ $___________  = The amount of credit provided to me or on my behalf.
Total of Payments...... $___________  = The amount I will have paid after I have made all payments as scheduled.
Total Sale Price....... $___________  = The total cost of my purchase on credit, including my downpayment of $_____________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be     Number of Payments         Amount of Payments              When Payments Are Due
                                                                                            Monthly Beginning:
                                 --------------------------------------------------------------------------------------------------

                                 --------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Security       _ I am giving a security interest in the goods or property being purchased.
 Late Charge    _ If a payment is more than 10 days late, I will be charged 5% of the scheduled payment.
 Prepayment     _ If I pay off early, I will not have to pay a penalty.
 Filing Fees    _ $_________________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                      "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED                          PROPERTY INSURANCE COVERAGE
                                                        Physical damage insurance covering the vehicle is required for the
1.  Cash Price.............................. $_________ term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY
    Cash Downpayment ........... $__________            ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO
    Trade-in(Yr. Make Model)                            BE PLACED.
    _____________________________                       __________________________________________________________________________
                                                        CREDIT INSURANCE ELECTION
    a. Gross.......... $_________                       CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
    b. Less Owing..... $_________                       The person(s) signing this insurance election (check applicable box(es))
    c. Net Trade-In .............$__________               Request(s)

2.  Total Downpayment........................$_________ [ ] Credit Life Insurance, at a cost of $___________.

3.  Unpaid Balance of Cash Price (1 minus 2) $_________ [ ] Credit Disability Insurance, at a cost of $_____________. If credit insurance and/or credit disability insurance is elected the total cost of
4.  Other Charges                                       this insurance is shown in Item 4d at left for the entire term of this
    a. Official Fees (Specify)...$__________            contract, unless the term is set forth herein:
       _________________________ $__________ Paid to    ________________ months.
    b. Taxes (Not included in                Public     [ ] Do(es) not want any Credit Insurance.
       Cash Price)               $__________ Officials  Credit Life Insurance, if checked above, is on the life/lives of (check one)
    c. License Fees    $_________                       [ ] Insured Customer only. [ ] Both Insured Customer and Co-Customer.
       Certif of Title                                  Coverage for Credit Disability Insurance, if checked above, is on the health
       Fees            $_________                       of Insured Customer only.
       Regist. Fees    $_________$__________
    d. Credit Life and/or credit             Paid to the *
       Disability Insurance .....$__________ Insurance
    e. Debt Cancellation                     Company    ___________________________________________________________________________
       Coverage                  $__________           Insured Customer's Signature to above statement             Date
    f. Service Contract..........$__________ Paid to___*
    g. __________________________$__________ Paid to___ ___________________________________________________________________________
    h. __________________________$__________ Paid to___ Co-Customer's Signature to above statement                 Date
    Total Other Charges(a+b+c+d+e+f+g+h).... $_________ The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
5.  Amount Financed (3+4)....................$_________ ___________________________________________________________________________

6.  Finance Charge ..........................$_________ DEBT CANCELLATION COVERAGE ELECTION
                                                        DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER
7.  Total of Payments (5+6) .................$_________ The person(s) signing this Debt Cancellation Coverage election (check applicable box)
8.  Total Sale Price (1+4+6).................$_________

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under Ohio law in the vehicle and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract financed as part of this contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments within 30 days following its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire.

REMEDIES--If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral and you may peaceably and lawfully enter my premises to do so. Except to the extent provided in the Ohio Retail Installment Sales Act, including any right I may have under such law to cure my default, you have all the rights of a secured party under the Uniform Commercial Code. You will send a written notice to me if you discover that any personal property not covered by this contract was in the collateral at the time of repossession. If I do not claim the property within 1 week after the written notice is mailed or delivered I will have abandoned the property left in the collateral and you will not have any responsibility to me to care for it. The proceeds of sale (minus the expenses of retaking, holding, preparing for sale and selling the Collateral) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will also pay you a charge of $25 for each check or other negotiable instrument submitted to you in payment on this contract which is returned or dishonored for any reason.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand (to the extent that the Ohio Retail Installment Sales Act permits you to require me to make such payment immediately) or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

FURTHER INSURANCE PROVISIONS--The credit insurance and/or the debt cancellation charges, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or the debt cancellation charges, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or the debt cancellation charges, respectively, obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE
APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Ohio.

--------------------------------------------------------------------------------

                                  GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                        SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, is not rescindable on the date hereof and will not become rescindable in the future, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract; (e) Seller has or will cause a document of title to be obtained on said goods within 40 days from the date of the Contract, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and is not substantially in excess of the price readily available elsewhere for similar goods, the Contract is not substantially one-sided in Seller's favor, and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller, (h) said goods are as represented by Seller to Customer, (i) Seller has no reason to believe that Customer cannot make the payments when due under or otherwise perform in accordance with the terms of the contract or that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Ohio Retail Installment Sales Act, the Ohio Consumer Sales Practices Act, the Ohio motor vehicle certificate of title law, the Ohio statutory provisions regarding motor vehicle dealers, auction owners and salespersons, the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract, and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owning on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract, (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract,
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power; and (d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof. Seller absolutely and unconditionally agrees that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                             SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto _____________________________________
(the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALMENT           ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received (unless a date is filled in below for the date on which you start charging finance charge) in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged a late charge of 5% of the scheduled payment.
 Prepayment     __ If I pay off early, I may be be entitled to a refund of part of the finance charge.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1  Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life                            Paid to the
      and Disability Insur ................. $__________    Insurance Company
   e. Service Contract ..................... $__________ Paid to ______
   f. ______________________________________ $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g) .................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________

-------------------------------------------------------------------------------

PROMISE TO PAY--Except as set forth in the paragraph below entitled "Waiver of Gap Account, "I promise to pay you the Total of Payments in accordance with the payment schedule set forth above. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly. Upon payment in full of this contract, assuming that the vehicle is still located in the state shown above, I will have to pay a $__________________________ (estimated) fee to public officials to release of record the security interest taken by you as set forth on the reverse side of this contract.

WAIVER OF GAP AMOUNT-In the event of a total loss of the vehicle occasioned by its theft, confiscation or physical damage, I will not be liable to pay you the gap amount. As used in this contract, the "gap amount" is the difference, if any, between (i) the amount owed by me under this contract as of the date of such total loss, and (ii) the sum of (a) any unpaid amounts arising from my failure to fulfill the obligations under this contract that had accrued prior to the date of such total loss and (b) the actual cash value of the vehicle (if property insurance covering the vehicle is in effect on the date of such loss, the "actual cash value" will have the same meaning as under the insurance policy).

-------------------------------------------------------------------------------

Date you start charging finance charge, if not the same as the date of this contract:________________________________, 19______ (if a date is filled in, it means that I have not yet received the vehicle, but expect to receive it by that date).

-------------------------------------------------------------------------------

                              SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                    Service Contract Price: $__________________

Service Contract Administrator:________________________________________________

Term:_____________________________________________________ My Initials_________

_______________________________________________________________________________

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INSURE AGAINST LIABILITY FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.

-------------------------------------------------------------------------------

If the box above warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

-------------------------------------------------------------------------------

                             NOTICE TO THE BUYER

 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE.
 2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THE AGREEMENT.
 3. UNDER THE LAW, YOU A RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE CREDIT SERVICE CHARGE. 4. ACCORDING TO LAW YOU HAVE THE PRIVILEGE OF PURCHASING THE INSURANCE ON THE MOTOR VEHICLE PROVIDED FOR IN THIS CONTRACT FROM AN AGENT OR BROKER OF YOUR OWN SELECTION.

-------------------------------------------------------------------------------
I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

                         RETAIL INSTALMENT CONTRACT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

NY MV (6/95)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I irrevocably appoint you as my agent for the purpose of obtaining and applying to the unpaid balance any insurance proceeds relating to persons or property including return or unearned premiums, and the proceeds of any service contract. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. As such agent, you may sign my name to any documents necessary to transfer title to the the vehicle or to carry out the provisions of this contract. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full amount I owe, after deducting the charges which you have not yet earned, will become due, if you desire, without your advising me. The charges which you have not yet earned will be computed according to applicable law, but in any event will not be less than the refund that would be given if I prepaid this contract in full on the date the full amount I owe, less the deductions, becomes due.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral and you can peaceably and lawfully enter my premises to effect the repossession. Except to the extent otherwise provided in the New York Motor Vehicle Retail Instalment Sales Act, including my rights under that Act to cure a default prior to your sale of the vehicle following repossession, you have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract are on or in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have responsibility to me to care for them. If you sell my Collateral you have the right to sell to a dealer. If you have to give me notice of sale, 10 days is sufficient. The proceeds of the sale (minus reasonable expenses incurred) will be credited to my unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance, except as set forth in the paragraph on the front entitled "Waiver of Gap Amount". I will pay your reasonable attorney's fees not to exceed 15% of the amount due and payable under this contract, court costs, and disbursements if you refer this contract to an outside attorney for collection. I will also pay you a charge of $20.00 for each dishonored check or similar instrument received by you in payment on this contract.

REBATE FOR PREPAYMENT--At any time, I have the right to pay this contract in full or to pay more than my schedule requires. If I pay in full ahead of schedule, you will refund the unearned Finance Charge. The amount of the refund will be determined by using a generally accepted "Actuarial" method. You will subtract $15 from the Finance Charge before figuring the refund. You will not pay me any refund under $1.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us.

FURTHER INSURANCE PROVISION--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, I agree to reimburse you either in a lump sum on your demand or in equal instalments over the remaining term, concurrent with remaining instalments, together with interest at the Annual Percentage Rate disclosed on the face of this contract in accordance with the New York Motor Vehicle Retail Instalment Sales Act.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

------------------------------------------------------------------------------
LEMON LAW NOTICE TO BUYER(S) OF USED OR DEMONSTRATION VEHICLES--The Used Car Lemon Law requires that buyers of used or demonstration vehicles must receive a written warranty from the Seller if the vehicle is of a type ordinarily used for person, family or household purposes. Under certain circumstances, the Used Car Lemon Law allows buyer(s) of used or demonstration vehicles to receive a refund of the purchase price if the Seller cannot within a reasonable period of time correct a covered defect which substantially impairs the value of the vehicle. IN CALCULATING THE PURCHASE PRICE TO BE REFUNDED, THE VALUE OF ANY TRADE-IN VEHICLE NOT RETURNED BY THE SELLER WILL
BE DETERMINED BY REFERENCE TO THE WHOLESALE VALUE LISTED IN THE NATIONAL AUTO DEALERS ASSOCIATION USED CAR GUIDE, OR ANOTHER GUIDE APPROVED BY THE COMMISSIONER OF MOTOR VEHICLES, AS ADJUSTED FOR MILEAGE, IMPROVEMENTS AND ANY MAJOR DEFECTS RATHER THAN THE VALUE LISTED IN THIS CONTRACT.
--------------------------------------------------------------------------------

     This contract shall be governed by the laws of the State of New York.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Instalment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration, Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct, (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Instalment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALMENT           ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                                Customer's Phone No    Seller's Address                          Phone No

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No)    Registration No

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one).                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
My payment schedule will be           Number of Payments            Amount of Payments          When Payments Are Due
                                                                                                Monthly Beginning:
                                     ----------------------------------------------------------------------------------------------

                                     ----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Security      __ I am giving a security interest in the goods or property being purchased
Late Charge   __ If a payment is more than 10 days late, I will be charged a late charge of 5% of the scheduled payment.
Prepayment    __ If I pay off early, I will not have to pay a penalty.
Filing Fees   __ $_______________________

See the contract document for any additional information about nonpayment, default, any required payment in full before the scheduled date, and
prepayment refunds and penalties.                          "e" means estimate

-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1.  Cash Price ............................................. $__________
    Cash Downpayment ......................... $__________
    Trade-in (Yr. Make Model
    _____________________________________
    a. Gross ................ $__________
    b. Less Owing ........... $__________
    c. Net Trade-in .......................... $__________
2.  Total Downpayment ...................................... $__________
3.  Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4.  Other Charges
    a. Official Fees (Specify) ............... $__________
       _______________________________________ $__________
    b. Taxes (Not included in Cash Price)..... $__________   Paid to
    c. License Fees.......... $__________                    Public Officials
       Certif. of Title Fees. $__________
       Regist. Fees.......... $__________      $__________
    d. Credit Life or Credit Life                            Paid to the
       and Disability Insur................... $__________   Insurance Company
    e. Service Contract ...................... $__________ Paid to _________
    f. _______________________________________ $__________ Paid to _________
    g. _______________________________________ $__________ Paid to _________
    Total Other Charges (a+b+c+d+e+f+g)..................... $______________
5.  Amount Financed (3+4) .................................. $______________
6.  Finance Charge ......................................... $______________
7.  Total of Payments (5+6) ................................ $______________
8.  Total Sale Price (1+4+6) ............................... $______________

-------------------------------------------------------------------------------

PROMISE TO PAY-I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.

     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.

WAIVER OF GAP AMOUNT-In the event of a total loss of the vehicle occasioned by its theft, confiscation or physical damage, I will not be liable to pay you the gap amount. As used in this contract, the "gap amount" is the difference, if any, between (i) the amount owed by me under this contract as of the date of such total loss, and (ii) the sum of (a) any unpaid amounts arising from my failure to fulfill the obligations under this contract that had accrued prior to the date of such total loss and (b) the actual cash value of the vehicle (if property insurance covering the vehicle is in effect on the date of such loss, the "actual cash value" will have the same meaning as under the insurance policy).

-------------------------------------------------------------------------------

                                  SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                 Service Contract Price $______________________

Service Contract Administrator: _______________________________________________

Term: ________________________________________________  My initials ___________
_______________________________________________________________________________
_______________________________________________________________________________

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.

-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature

-------------------------------------------------------------------------------

PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Requests(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth
    herein:   ___________________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only. / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INSURE AGAINST LIABILITY FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

If the box above warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

-------------------------------------------------------------------------------

                             NOTICE TO BUYER

   1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE.
   2. YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS AGREEMENT.
   3. UNDER THE LAW, YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE. IF YOU DO SO, YOU MAY, DEPENDING ON THE NATURE OF THE CREDIT SERVICE CHARGE, EITHER: (a) PREPAY WITHOUT PENALTY, OR (b) UNDER CERTAIN CIRCUMSTANCES OBTAIN A REBATE OF THE CREDIT SERVICE CHARGE.
   4. ACCORDING TO LAW YOU HAVE THE PRIVILEGE OF PURCHASING THE INSURANCE ON THE MOTOR VEHICLE PROVIDED FOR IN THIS CONTRACT FROM AN AGENT OR BROKER OF YOUR OWN SELECTION.

-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

                         RETAIL INSTALMENT CONTRACT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Customer                                                   Date

-------------------------------------------------------------------------------
Co-Customer                                                Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                      Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                      Date

   NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
           PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

NY MV (11/95)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I irrevocably appoint you as my agent for the purpose of obtaining and applying to the unpaid balance any insurance proceeds relating to persons or property including return or unearned premiums, and the proceeds of any service contract I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. As such agent, you may, to the extent not prohibited by law, sign my name to any documents necessary to transfer title to the vehicle. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract you may repossess the Collateral and you can peaceably and lawfully enter my premises to effect the repossession. Except to the extent otherwise provided in the New York Motor Vehicle Retail Instalment Sales Act, including my rights under that Act to cure a default prior to your sale of the vehicle following repossession, you have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested within 1 week after repossession if I claim that any articles not covered by this contract are on or in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have responsibility to me to care for them. If you sell my Collateral you have the right to sell to a dealer. If you have to give me notice of sale, 10 days is sufficient. The proceeds of the sale (minus reasonable expenses incurred) will be credited to my unpaid balance if any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance except as set forth in the paragraph on the front entitled "Waiver of Gap Amount." I will pay your reasonable attorney's fees not to exceed 15% of the amount due and payable under this contract, court costs, and disbursements if you refer this contract to an outside attorney for collection. I will also pay you a charge of $20.00 for each dishonored check or similar instrument received by you in payment on this contract.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me in which event I agree to reimburse such amount to you, and such amount will be secured by the Collateral. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISION--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount due under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal instalments over the remaining term concurrent with remaining instalments, together with interest at the Annual Percentage Rate disclosed on the face of this contract in accordance with the New York Motor Vehicle Retail Instalment Sales Act, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

------------------------------------------------------------------------------
LEMON LAW NOTICE TO BUYER(S) OF USED OR DEMONSTRATION VEHICLES--The Used Car Lemon Law requires that buyers of used or demonstration vehicles must receive a written warranty from the Seller if the vehicle is of a type ordinarily used for person, family or household purposes. Under certain circumstances, the Used Car Lemon Law allows buyer(s) of used or demonstration vehicles to receive a refund of the purchase price if the Seller cannot within a reasonable period of time correct a covered defect which substantially impairs the value of the vehicle. IN CALCULATING THE PURCHASE PRICE TO BE REFUNDED, THE VALUE OF ANY TRADE-IN VEHICLE NOT RETURNED BY THE SELLER WILL
BE DETERMINED BY REFERENCE TO THE WHOLESALE VALUE LISTED IN THE NATIONAL AUTO DEALERS ASSOCIATION USED CAR GUIDE, OR ANOTHER GUIDE APPROVED BY THE COMMISSIONER OF MOTOR VEHICLES, AS ADJUSTED FOR MILEAGE, IMPROVEMENTS AND ANY MAJOR DEFECTS RATHER THAN THE VALUE LISTED IN THIS CONTRACT.
------------------------------------------------------------------------------

     This contract shall be governed by the laws of the State of New York.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Instalment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration, Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Instalment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged a late charge of 5% of the scheduled payment.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life and/or Credit                             Paid to the
      Disability Insurance ................. $__________    Insurance Company *

   e. Service Contract ..................... $__________ Paid to ______*
   f. Vendor's Single Interest Insurance ... $__________ Paid to ______*
   g. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g) .................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.


WAIVER OF GAP AMOUNT--In the event of a total loss of the vehicle occasioned by its theft, confiscation or physical damage, I will not be liable to pay you the gap amount. As used in this contract, the "gap amount" is the difference, if any, between (i) the amount owed by me under this contract as of the date of such total loss, and (ii) the sum of (a) any unpaid amounts arising from my failure to fullfill the obligations under this contract that had accrued prior to the date of such total loss and (b) the actual cash value of the vehicle (if property insurance covering the vehicle is in effect on the date of such loss, the "actual cash value" will have the same meaning as under the insurance policy).



-------------------------------------------------------------------------------


                             SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.


                                          Service Contract Price: $ ____________

Service Contract Administrator: ________________________________________________

Term: ______________________________________________________ My initials _______

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND ANY INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $__________, and is reflected in Item 4f at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR THE CO-CUSTOMER.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s)  / / Credit Life Insurance, at a cost of $______.
    / / Credit Disability Insurance, at a cost of $______. If credit life insurance and/or credit disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INSURE AGAINST LIABILITY FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

If the box above warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.
-------------------------------------------------------------------------------

                            NOTICE TO THE BUYER

1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE.
2. YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS AGREEMENT.
3. UNDER THE LAW, YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT
DUE. IF YOU DO SO, YOU MAY, DEPENDING ON THE NATURE OF THE CREDIT SERVICE CHARGE, EITHER: (a) PREPAY WITHOUT PENALTY, OR (b) UNDER CERTAIN
CIRCUMSTANCES OBTAIN A REBATE OF THE CREDIT SERVICE CHARGE.
4. ACCORDING TO LAW YOU HAVE THE PRIVILEGE OF PURCHASING THE INSURANCE ON THE MOTOR VEHICLE PROVIDED FOR IN THIS CONTRACT FROM AN AGENT OR BROKER OF YOUR
OWN SELECTION.
-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.
                         RETAIL INSTALMENT CONTRACT
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

NY MV (6/97)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I irrevocably appoint you as my agent for the purpose of obtaining and applying to the unpaid balance any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract financed as part of this contract and credit any refund to the unpaid balance if permitted by law. As such agent, you may, to the extent not prohibited by law sign my name to any documents necessary to transfer title to the vehicle. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid balance charged and all other amounts I then owe you under this contract will become due if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract you may peacefully and lawfully repossess the Collateral and you may peaceably and lawfully enter my premises to effect the repossession. Except to the extent otherwise provided in the New York Motor Vehicle Retail Instalment Sales Act, including my rights under that Act to cure a default prior to your sale of the vehicle following repossession, you have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract are on or in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have responsibility to me to care for them. If you sell my Collateral you have the right to sell to a dealer. If you have to give me notice of sale, 10 days is sufficient. The proceeds of the sale (minus reasonable expenses incurred) will be credited to my unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance, except as set forth in the paragraph on the front entitled "Waiver of Gap Amount". I will pay your reasonable attorney's fees not to exceed 15% of the amount due and payable under this contract, court costs, costs and disbursements if your refer this contract to an outside attorney for collection. I will also pay you a charge of $20.00 for each dishonored check or similar instrument received by you in payment on this contract.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding unless it is in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract. I UNDERSTAND AND CONSENT THAT SOME PAYMENTS TO THIRD PARTIES FINANCED AS PART OF THIS CONTRACT MAY INVOLVE MONEY RETAINED BY YOU OR PAID BACK TO YOU AS COMMISSION OR OTHER REMUNERATION.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract in accordance with the New York Motor Vehicle Retail Instalment Sales Act and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

FURTHER INSURANCE PROVISION--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments together with interest at the Annual Percentage Rate disclosed on the face of this contract in accordance with the New York Motor Vehicle Retail Instalment Sales Act, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     Except as provided on such window form, if any, the vehicle is sold as is and no warranties, express or implied, representations, promises or statements as to the condition, fitness or merchantability of the vehicle have been made by you unless covered by a separate statement delivered to me. However, if you make a written warranty covering the vehicle or, within 90 days from the date of this contract, you extend a service contract covering the vehicle, this exclusion of warranties will not affect any implied warranties during the term of the applicable written warranty of service contract. A statement as to year model is for identification only. No changes may be made in the requirements of this paragraph unless in writing and signed by you and me. If any part of this paragraph is not permitted by law, that part will be ineffective, but the remainder of the paragraph will remain in force.

------------------------------------------------------------------------------
LEMON LAW NOTICE TO BUYER(S) OF USED OR DEMONSTRATION VEHICLES--The Used Car Lemon Law requires that buyers of used or demonstration vehicles must receive a written warranty from the Seller if the vehicle is of a type ordinarily used for person, family or household purposes. Under certain circumstances, the Used Car Lemon Law allows buyer(s) of used or demonstration vehicles to receive a refund of the purchase price if the Seller cannot within a reasonable period of time correct a covered defect which substantially impairs the value of the vehicle. IN CALCULATING THE PURCHASE PRICE TO BE REFUNDED, THE VALUE OF ANY TRADE-IN VEHICLE NOT RETURNED BY THE SELLER WILL
BE DETERMINED BY REFERENCE TO THE WHOLESALE VALUE LISTED IN THE NATIONAL AUTO DEALERS ASSOCIATION USED CAR GUIDE, OR ANOTHER GUIDE APPROVED BY THE COMMISSIONER OF MOTOR VEHICLES, AS ADJUSTED FOR MILEAGE, IMPROVEMENTS AND ANY MAJOR DEFECTS RATHER THAN THE VALUE LISTED IN THIS CONTRACT.
--------------------------------------------------------------------------------

     This contract shall be governed by the laws of the State of New York.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power; and (d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer.

4. Seller absolutely and unconditionally agrees that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

5. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

6. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)


LONG BEACH ACCEPTANCE CORP.

                                               TRUTH IN LENDING DISCLOSURE STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   FINANCE CHARGE          AMOUNT FINANCED        TOTAL OF PAYMENTS           TOTAL SALE PRICE
The cost of your credit  The dollar amount the   The amount of credit   The amount you will have    The total cost of your purchase
as a yearly rate.        credit will cost you.   provided to you or on  paid after you have made    on credit, including your down
                                                 your behalf.           all payments as scheduled.  payment of $___________________
           %             $                       $                      $                           $
-----------------------------------------------------------------------------------------------------------------------------------

  YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------   SECURITY: You are giving a security interest in
Number of Payments       Amount of Payments       When Payments are Due                   the goods or property being purchased
-----------------------------------------------------------------------------
                                                  Monthly starting              FILING FEES: $_______________________________
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
LATE CHARGE: If a payment is more than 10 days late, you will be charged a late charge of $10.00.                "e" means estimate
PREPAYMENT: If you pay off early, you may be entitled to a refund of part of the finance charge.
See your contract documents for additional information about nonpayment, default, required repayment in full before the scheduled date, and prepayment refunds and penalties.

-----------------------------------------------------------------------------------------------------------------------------------

                                            RETAIL INSTALLMENT SALE AGREEMENT

                                                                Date _______________

BUYER______________________________________________________________________________________________________________________________
                        (Name)                   (No. and Street)                   (City)                    (State and Zip Code)

BUYER______________________________________________________________________________________________________________________________
                        (Name)                   (No. and Street)                   (City)                    (State and Zip Code)

SELLER_____________________________________________________________________________________________________________________________
                        (Name)                   (No. and Street)                   (City)                    (State and Zip Code)

      In this Agreement the words "you" and "your" refer to each and all of the persons who sign as Buyer.
      The words "we," "our," and "us" refer to the organization named as Seller and to anyone to whom this Agreement is transferred.
      We have today sold and you have today purchased and received in satisfactory condition the property described below. You had a choice of paying either the cash price or the total sale price and chose the total sale price.
      ASSIGNMENT: You understand that this Agreement will be assigned and transferred to Long Beach Acceptance Corp. ("LBAC").
      LBAC may assign this Agreement without your consent.
      THE PROPERTY: This Agreement contains the terms and conditions of your purchase of the following property (referred to in this Agreement as the "Property") from the Seller.

-------------------------------------------------------------------------------------------------
NEW   / /      YEAR       MAKE          MODEL              SERIAL NO.           KEY NO.
USED  / /
-------------------------------------------------------------------------------------------------
Additional Description:
-------------------------------------------------------------------------------------------------
Other Special Equipment: / /Radio  / /Automatic Transmission  / /Power Steering  / /Power Brakes  / /Air Conditioner  Other _______

You agree to use the Property primarily for / / personal, family or household purposes or / / business or agricultural purposes

The Property will be kept at your address above or ________________________________________________________________________________

If you change the address where the Property is kept before the Property is fully paid for, you agree to tell us in writing of the new address.
-----------------------------------------------------------------------------------------------------------------------------------
                                     STATE DISCLOSURES AND ITEMIZATION OF AMOUNT FINANCED

 1. CASH PRICE (Sales Tax $______)...............  $_________

 2. DOWN PAYMENT
    A. TRADE-IN          Make_______ Year _______
       Model ____________________________________
       Serial No. _______________________________
       Trade-In-Value ......$_________
    B. Unpaid Balance
       Owing ...............$_________
    C. Net Trade-In-Amount ............ $_________
    D. Cash Down Payment .............. $_________
    E. TOTAL DOWN PAYMENT
       (Item 2C plus Item 2D).......... $_________

 3. UNPAID BALANCE OF CASH PRICE
    (Item 1 less Item 2E) ........................ $_________

 4. OFFICIAL FEES (FILING FEES PAID TO
    PUBLIC OFFICIALS) ............................ $_________

 5. OTHER CHARGES

    A. To Seller ...................... $ ________
    B. To Insurance Company:
       Credit Life Insurance .......... $ ________*
       Credit Disability Insurance .... $ ________*
       Collision Insurance ............ $ ________*
       Comprehensive Insurance ........ $ ________*
    C. To Others (specify name and
       purpose):
     To: ______________________________ $ ________* Service Contract
     To: ______________________________ $ ________* Debt Cancellation Coverage

 6. TOTAL OTHER CHARGES .......................... $_________
 7. AMOUNT FINANCED
    (Item 3 plus Item 4 plus Item 6).............. $_________
 8. FINANCE CHARGE ............................... $_________
 9. TOTAL OF PAYMENTS (Item 7 plus Item 8) ....... $_________
10. TOTAL SALE PRICE (Item 1 plus Item 4 plus
    Item 6 plus Item 8) .......................... $_________

* Seller may be retaining a portion of this amount.

PROMISE TO PAY: You promise to pay the Total of Payments (Item 9 above) in ________ equal consecutive monthly installments of
$________________ each. You will begin making installment payments on __________________________, 19___ and will continue to make payments on the same day each month until the Total of Payments is paid in full.

PROPERTY INSURANCE: You promise to keep the Property insured for its full value against loss or damage by fire, collision, theft or any casualty with an insurance company acceptable to us. The policy must say that the Seller, or anyone this Agreement is transferred to, is to be paid if there is a loss. If we ask you, you promise to deliver the policy to us. If we receive payment of a claim, we may choose to let you use the money to repair the damage to the Property, or we may use the money to reduce the amount you owe us. We can insure the Property (although we don't have to) if you do not. If we pay any insurance premiums, we will add the amount we pay to the amount you owe us. This amount is payable by you upon demand by us with interest until paid, at the interest rate stated in the "Annual Percentage Rate" box in the Truth in Lending Disclosure Statement for this Agreement if permitted by law or, if not, at the highest lawful rate.

YOU MAY OBTAIN PROPERTY INSURANCE FROM ANYONE YOU WANT THAT IS ACCEPTABLE TO US; IF YOU GET THE INSURANCE FROM US YOU AGREE TO
PAY THE FOLLOWING CHARGES.

A. Collision Insurance for a term of ______ months with a deductible of $____________ at a cost of $____________
B. Comprehensive Insurance (Fire and Theft) for a term of ______ months with a deductible of ____________ at a cost of $___________
C. (Other) ________________________________________________________________________________________________________________________

   The total cost if obtained through us is ................... $_________________ (no property insurance coverages are included except as shown here and under Item 5B above)

THIS DOES NOT INCLUDE INSURANCE ON YOUR LIABILITY FOR BODILY INJURY OR
PROPERTY DAMAGE. WITHOUT SUCH INSURANCE, YOU MAY NOT
OPERATE THIS VEHICLE ON PUBLIC HIGHWAYS.

CREDIT INSURANCE: CREDIT LIFE INSURANCE AND CREDIT DISABILITY INSURANCE ARE NOT REQUIRED TO OBTAIN CREDIT, AND WILL NOT BE
PROVIDED UNLESS YOU SIGN AND AGREE TO PAY THE ADDITIONAL COST.
-----------------------------------------------------------------------------------------------------------------------------------
      TYPE                       PREMIUM                                   SIGNATURE
-----------------------------------------------------------------------------------------------------------------------------------
 Credit Life Insurance                             I want Credit Life Insurance
                              $                      Signature ____________________________ Signature __________________________
-----------------------------------------------------------------------------------------------------------------------------------
 Credit Disability Insurance                       I want Credit Disability Insurance
                              $                      Signature __________________________
-----------------------------------------------------------------------------------------------------------------------------------
NOTICE: Only the person(s) who signs for Credit Insurance (either Credit Life or Credit Disability) will be insured. See "Notice of Proposed Insurance" or the Certificate of Insurance for more details.

DEBT CANCELLATION COVERAGE ELECTION

DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER
The person(s) signing this Debt Cancellation Coverage election (check applicable box)

/ / Request(s) Debt Cancellation Coverage canceling all or part of the remaining balance due on this Agreement when the vehicle securing this Agreement is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of this coverage is shown in Item 5C above for the entire term of this Agreement, unless the term is set forth herein: _________ months.

/ / Do(es) not want any Debt Cancellation Coverage.

________________________________________________________________     ______________________________________________________________
Buyer's Signature to above statement                 Date Signed     Buyer's Signature to above statement               Date Signed

                                                        NOTICE TO RETAIL BUYER
                                    DO NOT SIGN THIS CONTRACT IN BLANK.
                                    YOU ARE ENTITLED TO A COPY OF THE CONTRACT AT THE TIME YOU SIGN.
                                    KEEP IT TO PROTECT YOUR LEGAL RIGHTS.
BUYER(S) ACKNOWLEDGE(S) RECEIPT OF A COMPLETED COPY OF THIS CONTRACT AT THE TIME OF SIGNING AND AGREE(S) TO ALL ITS TERMS.

________________________________________________________________     ______________________________________________________________
Signature of Buyer                                   Date Signed     Signature of Buyer                                 Date Signed

                            NOTICE: SEE REVERSE SIDE FOR ADDITIONAL TERMS AND IMPORTANT INFORMATION
           THIS AGREEMENT is accepted by the Seller and assigned to Long Beach Acceptance Corp. (referred to in the
           Assignment as "LBAC") in accordance with the terms of the Assignment set forth on the reverse side.

 Seller:                                    By:                                     Title:
 _________________________________________     ____________________________________       _______________________________________


NJ/MV (4/97)

                      RETAIL INSTALLMENT SALE AGREEMENT

                            OTHER IMPORTANT TERMS


PREPAYMENT: You can prepay any amount due under this Agreement at any time. If you prepay the whole amount you owe, any unearned part of the Finance Charge will be rebated as explained below.

Your refund will be rebated under the commonly used "Actuarial Refund Method." If the date on which the prepayment is made is within 12 months after the first installment payment is due, you will be charged a prepayment penalty. The amount of this penalty will be (a) $20.00 if the original Amount Financed is $2,000.00 or less or (b) 1% of the original Amount Financed if the original Amount Financed is more than $2,000.00 but not more than $5,000.00 or (c) $100.00 if the original Amount Financed exceeds $5,000.00.

LATE CHARGE: If you have not made an installment payment within 10 days of the date when it is due, you will pay a late charge of $10.00

TAXES AND FEES: You promise to pay all taxes and fees relating to the Property. If we ask, you promise to provide us with proof of any of these payments. We can pay any of the taxes or fees if you don't (although we don't have to). If we pay any taxes or fees, to the extent permitted by law you promise to repay us on demand together with interest at the Annual Percentage Rate disclosed on the front if permitted by law or, if not, at the highest lawful rate.

SECURITY INTEREST: To secure what you owe under this Agreement, you give us what is known as a security interest in the Property, including all proceeds of the Property, and including all items later installed or affixed to the Property. This means that we have the right to sell the Property to repay what you owe us if you are in default of this Agreement. You agree not to sell, transfer or give away the Property without our prior written permission.

MAINTENANCE: You promise to maintain the Property in good condition and to protect it against loss, damage and destruction from any cause.

OTHER PROMISES:

     You also promise to:

     1. have our security interest shown on any document or certificate of title for the Property,

     2.   permit us to inspect the Property at all reasonable times, and

     3. notify us immediately in writing at the address where you are making your payments if the Property is significantly damaged or stolen.

ENTIRE BALANCE DUE: If you haven't made a payment when you promised to make it, or if an Event of Default happens (these are explained below) we can declare the entire amount owing under this Agreement, after deducting any charges we have not yet earned, due and payable at once without notice and demand to you.

AN EVENT OF DEFAULT MEANS:

     1. if you break one of your promises you have made under this Agreement; or

     2.   if you made any false or misleading statement on your application;
          or

     3.   if you become insolvent or file for bankruptcy; or

     4.   if you are or become incompetent; or

     5. if any other creditor tries by legal process to take any of your property or money.

REPOSSESSION: If we declare the entire amount owing under this Agreement due and payable in accordance with the terms of this Agreement, you promise to deliver the Property to us. If you don't we can peacefully and lawfully enter the premises where it is kept and take the Property without notice to you. If we repossess the Property and if it contains items in which we do not have a security interest, we will treat these items as abandoned unless you claim these items by notifying us in writing within 10 days of the date of repossession. We can sell the Property at a public or private sale. If the law requires us to give you advance notice of this sale, you agree that 10 days will be enough notice. We may, to the extent permitted by law, pay our expenses in repossessing, storing and selling the Property (including attorney's fees) out of the money we receive from the sale. If the money we receive from this sale is not enough to repay what you owe us, you will still owe us the difference. You or any other person legally entitled to it will be entitled to any excess if the money received from the sale is more than you owe us.

COLLECTION COSTS: If we hire an attorney who is not our salaried employee to collect what you owe, you will pay the attorney's fee. The fee will not exceed 20% of the first $500 and 10% of the amount over $500 that you owe. You will also pay a return check fee of $20 if a check of yours is returned to us uncollected due to insufficient funds in your account.

MORE THAN ONE BUYER: When you sign this Agreement as a Buyer, you understand you are fully responsible for the payments owing under this Agreement, even if another person also signs this Agreement as a Buyer. We don't have to notify you that any payment has not been made when due. We can waive the terms of payment and release the security interest in the Property without notifying you or releasing you from your responsibilities under this Agreement.

RISK OF LOSS: You promise to pay us all amounts you owe under this Agreement, even if the Property is damaged, destroyed or stolen.

IRREGULAR PAYMENTS: We can accept late payments or partial payments, even if marked "Payment in Full," without losing any of our rights under this Agreement.

TRANSFER: We have the right to transfer this Agreement to others.

BINDING EFFECT: Until you have paid in full all amounts owing under this Agreement, this Agreement will be binding on you and all future owners of the Property. Your heirs and legal representatives will also be responsible under this Agreement. This Agreement is for our benefit and for the benefit of anyone to whom we may transfer it.

DELAY IN ENFORCEMENT: We can delay enforcing any of our rights under this Agreement without losing them. Any waiver by us of our rights under this Agreement will not be a waiver by us of the same right or any other right on any other occasion.

CHANGE OF ADDRESS: If you change your address before the amount you owe us is paid in full, you agree to tell us in writing of your new address.

LAW THAT APPLIES: This Agreement will be governed by the laws of the State of New Jersey and the United States of America. If a court decides that any part of this Agreement is invalid, the rest of this Agreement will remain in effect.

USED CAR RULE:   IF THIS AGREEMENT IS FOR THE SALE OF A "USED VEHICLE" AS
                 DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN
                 THE FOLLOWING NOTICE APPLIES:
                 THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE
                 IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM
                 OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

The preceeding NOTICE applies only to goods or services obtained primarily for personal, family, or household use, and the purchase price does not exceed $25,000. In all other cases, debtors will not assert against any subsequent holder or assignee of this Agreement any claims or defenses the debtors may have against the seller, or against the manufacturers of the goods or services obtained under this Agreement.

-------------------------------------------------------------------------------

                                  GUARANTY

To induce the Seller to enter into the above Retail Installment Sale Agreement (the "Agreement"), the undersigned unconditionally guarantees the full payment and performance of all of the Buyer's obligations under the Agreement. The obligations of the Agreement may be enforced directly against the undersigned without first seeking payment or performance from the Buyer or any other guarantor. Nothing will cancel this Guaranty except the full payment and performance of the obligations of the Agreement. The undersigned agrees to any changes, waivers or extensions of the Agreement. The undersigned acknowledges that the Agreement will be assigned and transferred to the assignee listed in the "Assignment" section on the face of this Agreement and that this Guaranty may be enforced directly against the undersigned by any holder of this agreement. The undersigned waives all notices to which the undersigned might otherwise be entitled under law. If this Guaranty is signed by more than one person, each of the undersigned will be individually responsible for the full payment and performance of all of the Buyer's obligations under the Agreement. The undersigned's heirs and legal representatives will also be bound by this Guaranty.


Guarantor _________________________   Address _________________________________


Guarantor _________________________   Address _________________________________


                                SELLER'S ASSIGNMENT

Seller sells and assigns to LBAC all of its right, title and interest in the above Retail Installment Sale Agreement (the "Agreement"), and the Property described in the Agreement Seller authorizes LBAC to do every act and thing necessary to collect and discharge all obligations arising out of the Agreement and this Assignment.

Seller warrants and represents: (1) The Agreement arose from the sale of the Property and Seller had title to the Property at the time of the sale free from any liens or encumbrances, (2) The certificate of title to the Property shows a first lien or encumbrance for the benefit of LBAC or LBAC's transferee, (3) All disclosures required by law were properly made to Buyer prior to Buyer's signing the Agreement, (4) All insurance documentation to be delivered by Seller will be delivered to Buyer within the time required by law, (5) Buyer is not a minor, has the capacity to enter into this Agreement and paid the downpayment from Buyer's own funds as stated in the Agreement,
(6) The Agreement is genuine, in compliance with all applicable laws, and legally enforceable against Buyer in accordance with its terms; (7) to the best of Seller's knowledge, all statements made by or on behalf of Buyer and furnished to LBAC by Seller are true, (8) Seller is licensed as required by law and has the right and power to make the Agreement with Buyer and this Assignment to LBAC, and (9) Buyer has taken delivery and accepted the Property described in the Agreement.

Each of these warranties and representations is material to LBAC's acceptance of the Agreement. If any of them is breached or is erroneous, without regard to Seller's knowledge, Seller unconditionally guarantees payment of the unpaid balance on the Agreement and all losses or expenses (including attorney's fees) incurred by LBAC as a result of such breach or error.

Seller agrees to indemnify LBAC for any judicial setoff or loss, and for all costs and expenses in connection therewith, suffered as a result of the assertion of any claim or defense, whether meritorious or not, of Buyer against Seller.

If the Agreement is rescinded by court order, Seller shall pay LBAC the full amount LBAC paid to purchase the Agreement.

Seller shall be liable even if a waiver, compromise, settlement or variation of the terms of the Agreement releases Buyer.

Seller waives notice of acceptance of this Assignment and notices of non-payment and non-performance of the Agreement and any other notices required by law and waives all setoffs and counterclaims.

The liability of Seller under this Assignment will not be affected by any extension, renewal or other change in the time of payment of the Agreement, or any change in the manner, place, or terms of payment, or the release settlement or compromise of or with Buyer, or the release or non-perfection of any security interest.

In addition, this Assignment includes the provisions of the paragraph signed below by Seller (if none of the paragraphs below has been signed by Seller, this Assignment shall include the provisions of the paragraph entitled "FULL RECOURSE").

WITHOUT RECOURSE: The Agreement is assigned by Seller to LBAC without recourse to Seller except in the circumstances set forth in the above Assignment and in any underlying dealer agreement between Seller and LBAC.


-----------------------------------
SELLER'S SIGNATURE
-------------------------------------------------------------------------------
REPURCHASE: The Agreement is assigned by Seller to LBAC with Seller's obligation to repurchase the Property for the full amount remaining unpaid under the Agreement to LBAC as outlined in a separate agreement between LBAC and Seller.


-----------------------------------
SELLER'S SIGNATURE
-------------------------------------------------------------------------------
FULL RECOURSE: The Agreement is assigned by Seller to LBAC with full recourse. In addition to Seller's obligations contained in the above Assignment, Seller unconditionally guarantees, upon demand, payment to LBAC of the full amount remaining unpaid under the Agreement, and agrees to purchase the Agreement from LBAC upon demand, for the full amount then unpaid whether the Agreement shall then be, or not be, in default.


-----------------------------------
SELLER'S SIGNATURE
-------------------------------------------------------------------------------

                           SUBSEQUENT ASSIGNMENT

FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned hereby sells, transfers and sets over unto ________________________ ____________________________ (the "Subsequent Assignee"), its successors and assigns this Retail Installment Sale Agreement, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in such agreements as may be in effect between the undersigned and Subsequent Assignee.

                                         LONG BEACH ACCEPTANCE CORP.

DATE ____________________     By ______________________________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged 5% of the scheduled payment.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life
      and Disability Insurance ............. $__________    Paid to the
   e. Vendor's Single Interest Insurance     $__________    Insurance Company *
   f. Service Contract ..................... $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.



-------------------------------------------------------------------------------

                               SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                        Service Contract Price: $______________________________

Service Contract Administrator:________________________________________________

Term:______________________________________________  My initials ______________


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $__________, and is reflected in Item 4e at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR CO-CUSTOMER.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

NOTICE TO THE BUYER:

1. READ THIS CONTRACT BEFORE SIGNING.
2. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN.

-------------------------------------------------------------------------------
I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

NH MV (7/96)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof until I have paid the balance in full and completely attached all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to care for them. If you sell my Collateral you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus your reasonable outside attorney's fees, court costs and other out of pocket collection expenses) will be credited to my unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will pay your reasonable attorney's fees and court costs if you refer this contract to an attorney, not your salaried employee for collection, and your out of pocket collection expenses. However, if I prevail in any action, suit or proceeding brought by you or me under this contract, you will pay my reasonable attorney's fees, and if I successfully assert a partial defense, setoff, recoupment or counterclaim to an action brought by you, the court may withhold from you the entire amount or such portion of the attorney's fees as the court considers equitable.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If
I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, of if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notice and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE"
AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of New Hampshire.

-------------------------------------------------------------------------------

                               GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorneys' fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLERS'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller.

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract, and (m) the Contract is valid binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth), (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto ___________________________________
(the "Subsequent Assignee"), its successors and assigns, this Retail
Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                           LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

P   C   N
------------------------------------------------------------------------------
    PRE-COMPUTED (ADD-ON) INTEREST VEHICLE CONTRACT AND SECURITY AGREEMENT SECTION A:
------------------------------------------------------------------------------
Buyer(s)/Name(s):                         CREDITOR:
         Name:                            Address:
Address:                                  City:                   County:
City:                   County:           State:                  Zip:
State:                  Zip:              Ph.: (   )
Bus. Ph.: (   )         Res Ph: (   )
------------------------------------------------------------------------------
Stock No._____________________ Salesman___________________ Date_______________
------------------------------------------------------------------------------
SECTION B:    DISCLOSURE MADE IN COMPLIANCE WITH FEDERAL TRUTH-IN-LENDING ACT
------------------------------------------------------------------------------

-------------------------------------------
        ANNUAL PERCENTAGE RATE
 The cost of your credit as a yearly rate:

                                %

-------------------------------------------
             FINANCE CHARGE
The dollar amount the credit will cost you:

                    $

-------------------------------------------
Amount                 The amount of credit
Financed               provided to you or
                       on your behalf:

                    $

-------------------------------------------
Total of               The amount you will
Payments               have paid after you
                       have made all pay-
                       ments as scheduled:

                     $

-------------------------------------------
Total Sales            The total cost of
Price                  your purchase on
                       credit, including
                       your down payment
                       of $______________.

                     $

-------------------------------------------

------------------------------------------------------------------------------
                        Your payment schedule will be
------------------------------------------------------------------------------
Number of Payments          Amount of Payments        When Payments Are Due
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
INSURANCE: Credit life insurance and credit disability insurance are not required to obtain credit, and will not be provided unless you sign and agree to pay the additional cost.

-----------------------------------------------------------------------------------------------
Type              Premium     Term       Signature(s)
-----------------------------------------------------------------------------------------------
Credit Life                              I want credit life
                  $                      insurance:              X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Joint Credit                             We want joint
Life:             $                      credit life insurance:  X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Credit Disability:                       I want credit
                  $                      disability insurance:   X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Credit Life                              I want credit life and
and Disability:   $                      disability insurance:   X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Joint Credit Life                        We want joint credit
& Disability      $                      life and single         X__________________________
                                         disability insurance:    INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------

You may obtain property insurance from anyone you want that is acceptable to the Creditor above. If you get the insurance from the Creditor you will pay $_________________ and the term of the insurance will be __________________.

SECURITY: You are giving a security interest in the goods or property being purchased.
      / / Other (Check if applicable)
Filing fee: $__________________. Non-filing insurance: $___________________.
LATE CHARGE: If a payment is more than 10 days late, you will be charged
             $15.00 or 8 percent of the payment, whichever is less.
PREPAYMENT:  If you pay off early, you may be entitled to a refund of the
             Finance Charge.

See your contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment refunds and penalties.

------------------------------------------------------------------------------
    SECTION D. VEHICLE RETAIL INSTALLMENT CONTRACT AND SECURITY AGREEMENT
------------------------------------------------------------------------------
This contract is made ________________, 19___ between you, the Buyer(s) shown above, and us, the Seller shown as Creditor above. Having been quoted a cash price and a credit price and having chosen to pay the credit price (shown as the Total Sales Price in Section B above), you agree to buy and we agree to sell, subject to all the terms of this contract, the following described vehicle, accessories, and equipment (all of which are referred to in this contract as "Collateral").

New or Used:_________________________  Year and Make:_________________________

Series:_____________________ Body Style:______________________ No. Cyl.:______

If truck, ton capacity:____________________________

Manufacturer's Serial Number:_________________________________________________

Use for which purchased:    / / Personal      / / Business     / / Agriculture

INCLUDING:

/ / Sun/Moon Roof        / / Air Conditioning       / / Automatic Transmission
/ / Power Steering       / / Power Door Locks       / / Power Seats
/ / Power Windows        / / Tilt Wheel             / / Vinyl Top
/ / Cassette             / / Cruise Control         / / AM/FM Stereo
/ / Compact Disc Player

_________________Color ____________Tires _____________________________Lic. No.
You, severally and jointly, promise to pay us the Total of Payments (shown in Section B above) according to the Payment Schedule (also shown in Section
B above), until paid in full, together with the finance charge after maturity at the Annual Percentage Rate disclosed above.

To secure such payment, you grant to us a purchase money security interest under the Uniform Commercial Code in the Collateral and in all accessions to and proceeds of the Collateral. Insurance in which we or our assignee are named as beneficiary or loss payee, including any proceeds of such insurance or refunds of unearned premiums, or both, are assigned as additional security for this obligation. We, our successors and assigns, hereby waive any other security interest or mortgage which would otherwise secure your obligations under this contract except for the security interests and assignments granted by you in this contract.

Address where Collateral will be located:

______________________________________________________________________________
Street                                          City             Zip
______________________________________________________________________________
County                                                State

Your address after receipt of possession of Collateral:

______________________________________________________________________________
Street                                          City             Zip
______________________________________________________________________________
County                                                State

------------------------------------------------------------------------------
                SECTION C: ITEMIZATION OF AMOUNT FINANCED
------------------------------------------------------------------------------
1.   Vehicle Selling Price.......................$____________
       Plus:  Documentary Fees...................$____________
       Plus:  Emission Inspection Fee............$____________
       Plus:  Other (____________)...............$____________
       Plus:  Other (____________)...............$____________
     Taxable Selling Price...................................$_____________
2.   Total Sales Tax.........................................$_____________
3.   Luxury Tax..............................................$_____________
4.   Plus Other Charges: (SELLER MAY RETAIN OR RECEIVE A PORTION OF
                         THESE AMOUNTS)
       a)  Extended Service Contract.............$____________
       b)  Driveaway Permit......................$____________
       c)  Other (______________)................$____________
       d)  Other (______________)................$____________
     Total OTHER CHARGES (ADD 4a THROUGH 4d).................$_____________
5.   TOTAL CASH SALES PRICE
     (ADD 1 THROUGH 4).......................................$_____________
6.   Gross Trade-In Allowance....................$____________
     _________________________________________________________
     YEAR              MAKE                MODEL
     Minus:  Payoff Balance......................$____________
     Net Trade-In Allowance..................................$_____________
7.   Down Payment (Other Than Net Trade-In Allowance):
       a)  Trade-in Sales Tax Credit.............$____________
       b)  Cash..................................$____________
       c)  Manufacturer's Rebate.................$____________
       d)  Other (______________)................$____________
     Down Payment (ADD 7a THROUGH 7d)........................$_____________
8.   TOTAL DOWN PAYMENT AND NET TRADE-IN ALLOWANCE
     (ADD 6 AND 7)...........................................$_____________
9.   UNPAID BALANCE OF CASH SALES PRICE
     (SUBTRACT 8 FROM 5).....................................$_____________
10.  Plus Insurance Charges: (SELLER MAY RETAIN OR RECEIVE A PORTION OF
                             THESE AMOUNTS)
       a)  Credit Life Insurance Premium
           Paid to (_______________) Term (_______________)..$_____________
       b)  Credit Disability Insurance Premium
           Paid to (_______________) Term (_______________)..$_____________
       c)  Other Insurance
           Paid to (_______________) Term (_______________)..$_____________
11.  TOTAL AMOUNT FINANCED (ADD 9 AND 10)....................$_____________
     NOTE: Aggregate Fees Paid to Governmental Agencies...$____________
------------------------------------------------------------------------------
STATE DISCLOSURE REQUIREMENTS: The provisions of Section B and Section C above are incorporated into this agreement for purposes of state disclosure requirements.
     Additional Terms and Conditions: The additional terms and conditions set forth on the reverse side hereof are a part of this contract and are incorporated herein by reference.
OPTION: _____ You pay no Finance Charge if the Total Amount Financed, Item
No. 11, Section C, is paid in full on or before ___________________, 19___.

SELLER'S INITIALS: ____________

SECTION E:                    NOTICE TO BUYER
DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COMPLETED COPY OF THIS AGREEMENT. IF YOU PAY THE AMOUNT DUE BEFORE THE SCHEDULED DATE OF MATURITY OF THE INDEBTEDNESS AND YOU ARE NOT IN DEFAULT IN THE TERMS OF THE CONTRACT FOR MORE THAN 2 MONTHS, YOU ARE ENTITLED TO A REFUND OF THE UNEARNED PORTION OF THE FINANCE CHARGE. IF YOU FAIL TO PERFORM YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE LIABLE FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

If you are buying a used vehicle with this contract, as indicated in the description of the vehicle above, federal regulation may require a special buyer's guide to be displayed on the window.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISION IN THE CONTRACT OF SALE.

BUYER AND CO-BUYER ACKNOWLEDGE RECEIPT OF A TRUE AND COMPLETELY FILLED-IN COPY OF THIS CONTRACT AND THE ABOVE DISCLOSURE AT THE TIME OF SIGNING.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED UNLESS OTHERWISE INDICATED IN SECTION C ABOVE.

Buyer: X_______________________________________________ Date:____________

Co-Buyer: X____________________________________________ Date:____________

Creditor:______________________________________________ Date:____________

By: X__________________________________________________ Title:___________

(REV. 12/91) FORM #PCN

The printer makes no warranty, express or implied, as to content or fitness for purpose of this form. Consult your own legal counsel.

                                 ORIGINAL

          TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING.
        2. BUYER AND SELLER SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                           (REVERSE SIDE OF CONTRACT)
                                (ADD-ON INTEREST)
                    (CONT'D) ADDITIONAL TERMS AND CONDITIONS

PREPAYMENT REBATE: You may prepay this contract in full at any time before the final installment is due. If the rights of the Buyer have not been terminated or forfeited under the terms of the contract, the Buyer may prepay in full the unpaid total of payments thereof at any time before its final due date and, if Buyer does so, and if the contract is not in default under any term or condition of the contract more than 2 months. Buyer is entitled to a refund of the unearned portion of the time-price differential for the prepayment. The amount of the refund must be computed by applying the agreed rate of the time-price differential to the unpaid total of payments. Any greater amount of the time price differential which may have been precomputed and included in the balance due must be refunded.

DEFAULT: If you default in the performance of any of the terms and conditions of this agreement, including, but not limited to, making of any payment later than 30 days of when due, or become insolvent, or file any proceeding under the U.S Bankruptcy Code, or upon your demise, or if the vehicle is damaged or destroyed, we may have option and without notice or demand (1) declare all unpaid sums immediately due and payable, (2) file suit against you for all unpaid sums, and (3) take immediate possession of the vehicle. Upon taking possession of the vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it at public or private sale. We may purchase the vehicle at any sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the property, and the remainder will be applied to the unpaid sums owing under this contract. Attorney's fees and court costs are allowed too. If there is any money left over (surplus) it will be paid to you. If a balance still remains owing, you promise to pay that balance upon demand. If you default or breach this agreement you agree to pay finance charges at the Annual Percentage Rate shown on the reverse side until all sums owing us are paid in full. Our remedies are cumulative and taking of any action is not a waiver and does not prohibit us from pursuing any other remedy. You promise to pay reasonable collection costs and expenses, including attorney's fees if you default under this agreement. If suit is filed, you agree that attorney's fees and costs will be awarded to the prevailing party. If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense and if you do not claim the property within 90 days after the repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you.

DELINQUENCY AND COLLECTION CHARGES: You will pay a delinquency charge equal to the lesser of $15 or 8 percent of any installment in default for more than 10 days. If you default as described in the preceding paragraph and we refer this contract for collection to an attorney who is not our salaried employee or a salaried employee of the holder of this contract, you will pay reasonable attorney's fees plus court costs and reasonable collection costs to the extent not prohibited by law.

DEMAND FOR FULL PAYMENT AND ADDITIONAL REMEDIES ON DEFAULT: If you default under this contract, at the time of the default or any time after default (if the default has not been cured previously) we may require immediate payment of the unpaid portion of the amount you owe us. If we do so, that unpaid portion will be reduced by the unearned Finance Charge computed as if you repaid in full. On any default, we will have all the remedies of a secured party under the Uniform Commercial Code. If the cash price on the reverse hereof is $1,000 or less, you will not be personally liable for any delinquency incurred in a sale after repossession.

OWNERSHIP OF THE COLLATERAL: You represent that there are no items, claims or encumbrances on the Collateral except for the security interest you grant by this contract to us and you further represent that you have executed no licensing statement company the Collateral except for one relating to this contract.

LOCATION AND USE OF COLLATERAL: You agree to notify us in writing of any change of your address or of any change in the location of the Collateral. Unless you first have received our written consent, you may not take the Collateral out of the State shown in Section D in the section entitled "Address Where Collateral Will Be Located" and you may not sell, lease or otherwise dispose of the Collateral on any part it by any means. You will comply with all laws, ordinances, regulations and orders relating to the Collateral. You will keep the Collateral in good condition and will not alter or substantially modify it or conceal it. You will not allow any other security interest on the Collateral besides the security interest granted to us under this contract.

INSEPECTION OF THE COLLATERAL: We may inspect the Collateral at any reasonable time.

TAXES: You are responsible for and will pay when due all taxes and assessments levied on the Collateral. If you fail to do so, we may pay and such tax or assessment on your behalf. An amount equal to that which we paid will be added to the Total of Payments then owing and you will be charged a finance charge on the amount we paid at the highest lawful contract rate.

PROPERTY INSURANCE: You will keep the Collateral insured against such risks and in such amount as we may from time to time require with an insurer that you choose and we approve. As indicated in Section B, if you choose, we will obtain property insurance for you at the premium shown. Whether the insurance is provided by you or by us, you will pay all premiums for this insurance when the premiums are due and payable. If you provide property insurance, you will deliver the policies to us as additional security and will provide us with receipts showing payment of premiums. If you do not obtain the insurance or pay the premiums, we may do so for you. If we do this, an amount equal to that which we have paid for the premiums will be added to the total of Payments then owing and a finance charge at the highest lawful rate will be charged on that amount. If we do not obtain the insurance, none of our other rights and remedies will be prejudiced. You agree that any proceeds from insurance are to be used to either repair or replace the vehicle. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged, or destroyed. If you default (as described above), we may cancel the insurance and credit any insurance premium refunds to the unpaid balance of this contract.

LIABILITY INSURANCE IS NOT REQUIRED BY THIS CONTRACT. YOU HAVE THE RIGHT TO CHOOSE THE PERSON THROUGH WHOM LIABILITY INSURANCE IS TO BE OBTAINED.

INFORMATION TO INSURANCE COMPANY OR AGENT: You give your permission to furnish any information about the Collateral or any information about insurance policies on the Collateral to an insurance agent or company.

CREDIT LIFE AND DISABILITY INSURANCE: If you indicated in Section B that you want optional credit life or disability insurance, or both, you agree to pay for such insurance at the premium shown in Section B.

NO WARRANTIES: We make no representations, promises or warranties, express or implied, as to the merchantability of the Collateral or whether the Collateral is suitable or fit for the particular purpose intended unless we have done so in this contract or in a separate written agreement signed by us as original Seller of the Collateral, or unless the manufacturer has specifically provided the warranty in writing.

NOTICES: Any notice we have to give you pursuant to the Uniform Commercial Code will be reasonable if we send it to your address shown in Section D in the section entitled "Your Address After Receipt of Possession of Collateral" at least 5 days before the event with respect to which notice is required.

TIME IS OF THE ESSENCE: You understand that all payments that are required must be made on the day due.

EXERCISING OUR RIGHTS: We can, without notice, delay enforcing our rights or exercise only part of them, without losing them, waive a right we have to one Buyer without waiving it as to the other(s).

MEANING OF WORDS: In this contract the words "you" and "your" means each and all those who sign this contract as Buyers or Co-Buyers, and their heirs, executors, administrators, successors and assigns. The words "we", "us" and "ours" means the Creditor shown on the reverse in Section A, and if this contract is assigned, its successors and assigns and any other holder of this contract.

GOVERNING LAW: This contract has been delivered in the State of Creditor's place of business and will be governed by the laws of that State and applicable federal law.

INVALIDITY: Wherever possible each provision of this contract shall be interpreted so that it is valid under applicable law, but if any provision is prohibited or invalid, the remaining provisions of this contract will continue to be valid.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

If you are buying a used vehicle with this contract, as indicated in the description of the vehicle on the reverse side, federal regulation may require a special buyer's guide to be displayed on the window.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

ASSIGNMENT: For value received, Seller sells, assigns, and transfers to _________________________________________ (Assignee), its successors and assigns, the entire right, title and interest of Seller in the contract contained herein, including, but not limited to, all amounts payable to Buyer and security interest in the Collateral To induce Assignee to purchase the contract, Seller represents and warrants to Assignee as follows (a) the contract is genuine and the statements and amounts inserted herein are correct, (b) the contract and security interest arose entirely from the sale of the Collateral or services described in the contract, or both, (c) the down payment, if any be shown on the face hereof, has been received and no part thereof was advanced directly or indirectly by Seller to Buyer; (d) the goods and services have been furnished to the satisfaction of Buyer and all obligations of warranty to Buyer, either express or implied, have been and will continue to be fulfilled by Seller; (e) the Collateral or services, or both, have been sold, provided and delivered to and accepted by Buyer; (f) the security interest granted to Seller in the contract constitutes a valid first lien on the Collateral and has been filed or recorded according to law to preserve the priority of each lien; (g) the Collateral is free and clear of all liens and encumbrances, except the security interest granted by this contract; (h) the full amount of the stated Total of Payments remains unpaid; (i) Seller is the holder of the contract and the security interest in the Collateral free and clear of all liens and encumbrances and Seller has full power and authority to assign the same, (j) the transaction was consummated on the above date set forth in the contract and Buyer did not receive possession of the Collateral prior to the date of consummation, (k) Buyer was furnished a completed copy of the contract prior to consummation; (l) the Collateral is insured in a company acceptable to Assignee against physical damage in addition to such other risks as Assignee requires under an insurance policy acceptable to Assignee, (m) Seller has not knowingly communicated to Assignee incorrect information relating to the Buyer's application or credit statement or knowingly failed to communicate information relating to such application or credit statement; (n) the facts set forth in the contract are true, (q) Buyer has no defense or counterclaim to payment of the obligation evidenced by the contract, (p) Buyer is or, if more than one, each is not minor and has legal capacity to execute this contract and is liable thereon; and (q) Seller has no reason to believe the Buyer has ever violated any laws concerning liquor or narcotics.

In the event any warranty shall be breached or any representation shall be false, Seller shall, upon demand and irrespective of whether the contract is then in default, repurchase the contract from Assignee at a price equal to either the unpaid balance of the Total of Payments (after deducting the unearned Finance Charge) or such other amount agreed to by Seller and Assignee in a separate agreement as in effect on the date of such demand by Assignee, plus any costs or expenses of collection, including attorney's fees, whether incurred by Assignee by suit or on appeal, or otherwise. Seller waives all defenses that otherwise might have been available but nothing herein contained shall preclude Assignee from enforcing against Seller any other remedies provided by law for misrepresentation or breach of warranty. In the event of any proceedingings commenced by Assignee against Buyer with respect to the contract, services or the Collateral, if Buyer asserts as a defense, set off or counterclaim an, act, omission or default by Seller, Seller shall forthwith on demand repurchase the contract for the amount set forth above. The provisions of this assignment shall be binding on the heirs, representatives, successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Assignee. The above assignment provisions apply and are in addition to any obligations of Seller as provided in the paragraph below endorsed by Seller.

1. RECOURSE: Seller absolutely and unconditionally guarantees the prompt payment of either the Total of Payments (after deducting the unearned Finance Charge, when due, whether at maturity or by acceleration) or such other amount agreed to by Seller and Assignee in a separate agreement, together with all costs, expenses and reasonable attorney's fees incurred in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this guaranty or default of Buyer, or arising by reason of any extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and waives any and all defenses arising out of the guarantor relationship.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

2. REPURCHASE: In the event of default by the Buyer under any of the terms or conditions of the contract, Seller will repossess and repurchase the Collateral, and the Collateral has already been repossessed, Seller will repurchase the Collateral at the place of repossession or recovery. The Collateral will be repurchased in the event AS IS, at a price equal to either the then unpaid balance at the Total of Payments (after dedecting the unearned Finance Charge) or such other amount agreed to by Seller and Assignee in a separate agreement as in effect as of the default, together with all costs, expenses and reasonable attorney's fees incurred by Assignee in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this agreement or default of Buyer, or arising by reason of extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and waives all other defenses that might otherwise have been available. At the time of repurchase, Seller shall pay to Assignee the purchase price in cash and Assignee may reassign to Seller without recourse and without warranties, express or implied, all title retention or lien instrument and all contracts or promissory notes which Assignee then holds upon such Collateral.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

3. LIMITED ENDORSEMENT: In the event of default of Buyer before Buyer shall have paid the first _______________ installments under the foregoing contract, Assignee may reassign the contract to Seller and Seller agrees, upon lender of such reassignment and in consideration thereof to pay to Assignee either the then unpaid balance of the Total of Payments (after deducting the unearned Finance Charge) or such other amount agreed to by Seller and Assignee in a separate agreement as in effect as of the reassignments, together with all costs, expenses and reasonable attorney's fees incurred in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this agreement or default of Buyer, or arising by reason of any extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available and Seller waives any other defenses that might otherwise have been available.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

4. WITHOUT RECOURSE: This assignment shall be without recourse against Seller except for such obligations as are set forth in the assignment above.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

           REMOVE AGREEMENT TO ARBITRATE BEFORE INSERTING CONTRACT.

                           AGREEMENT TO ARBITRATE

This Agreement to Arbitrate is between ___________________________ , residing at
                                    (Customer and Co-Customer, if any)

_____________________________________ (referred to as "I," "me" or "my") and
           (Address(es))

_______________________________ (referred to as "you" or "your") and involves my
  (Seller Name and Address)

purchase from you of a _________________________, VIN __________________________
                        (Description of Vehicle)

(referred to as the "Vehicle") pursuant to a Retail Installment Contract between you and me dated _____________________ (referred to as the "Contract").
                        (Date)

       You and I agree that if any Dispute arises, either you or I may choose to have the Dispute resolved by binding arbitration under the Code of Procedure in effect at the time the claim is filed of the National Arbitration Forum (the "Rules"). The choice to arbitrate may be made even if an action has already been filed in court, so long as no judgment has been rendered by that time.

       For purposes of this Agreement to Arbitrate (referred to as this "Agreement"), a "Dispute" is any claim or controversy, whether in contract, tort or otherwise, arising from or relating to the Contract, to the sale, purchase or financing of the Vehicle, or to the relationships which result from the Contract (including relationships with the parties to the Contract, with assignees, agents, employees and insurers of the parties to the Contract, and, to the extent permitted by law, with other parties who are not parties to the Contract or to this Agreement). A "Dispute" also includes any question regarding the validity of the Contract or of this Agreement or regarding whether a matter is subject to arbitration under this Agreement.

       The arbitration hearing will be held at a location near where you signed the Contract, on 30 days' notice to the parties unless the Rules provide otherwise. The arbitrator(s) will apply relevant law to the Dispute, and will provide written, reasoned findings of fact and conclusions of law. The hearing will be concluded within 120 days unless otherwise ordered by the arbitrator(s). An award by the arbitrator (or, if more than one, then by a majority of them) will be made within 30 days after the close of the submission of evidence and will be final and binding on all parties to the proceeding. Judgment on the award may be entered by any party in any state or federal court or administrative body having jurisdiction.

       The arbitrator(s) will have no authority to order any class action arbitration under this Agreement or to order any joinder of parties, except for joinder of parties to the Contract. To the extent not otherwise required by law to make this Agreement enforceable, the arbitrator(s) will have no authority to award punitive damages. The arbitrator(s) will have no authority, and nothing in this Agreement or in the Contract is to be construed as providing such authority, to amend, modify, add to, subtract from or delete any provision of the Contract. Nothing in this Agreement is to be construed as preventing either party's use of bankruptcy or of repossession, replevin, judicial foreclosure or any other provisional remedy relating to the Vehicle.

       This Agreement will survive the termination of the Contract with respect to any Dispute.

       The parties agree that the transactions relating to the Contract involve interstate commerce and that this Agreement is subject to and governed by the Federal Arbitration Act, 9 U.S.C. sections 1-16, as amended.

       Rules and forms of the National Arbitration Forum may be obtained by calling (800) 474-2371 and claims may be filed at any National Arbitration Forum office.

       YOU AND I UNDERSTAND THAT BY AGREEING TO ARBITRATE, YOU AND I GIVE UP SOME RIGHTS, INCLUDING THE RIGHT TO GO TO COURT, THE RIGHT TO A JURY TRIAL, THE RIGHT TO PARTICIPATE IN A CLASS OF CLAIMANTS REGARDING ANY DISPUTE, AND, TO A LARGE EXTENT, THE RIGHT TO APPEAL. OTHER RIGHTS THAT YOU OR I HAVE IN COURT MAY ALSO NOT BE AVAILABLE IN ARBITRATION. THE ARBITRATOR'S DECISION WILL BE FINAL AND BINDING. BY SIGNING BELOW, YOU AND I ACKNOWLEDGE THAT YOU AND I HAVE CAREFULLY READ THIS AGREEMENT TO ARBITRATE AND AGREE TO ALL ITS TERMS.


                                            -----------------------------------
                                                         Customer

-------------------------------------       -----------------------------------
               Seller                                   Co-Customer

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT/CONSUMER PAPER     Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
Seller states that the mileage appearing on the odometer of the vehicle at the time of this sale is ______________ and that such mileage / / is accurate / / is not accurate.
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged 5% of the scheduled payment.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                          "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _____________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      __________________________________     $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life and/or Credit
      Disability Insurance ................. $__________    Paid to the
   e. Debt Cancellation Coverage             $__________    Insurance Company *
   f. Service Contract ..................... $__________ Paid to ______*
   g. __________________________________     $__________ Paid to ______
   h. __________________________________     $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly. I UNDERSTAND AND CONSENT THAT SOME PAYMENTS TO THIRD PARTIES FINANCED AS PART OF THIS CONTRACT MAY INVOLVE MONEY RELAINED BY YOU OR PAID BACK TO YOU AS COMMISSIONS OR OTHER REMUNERATION.

-------------------------------------------------------------------------------

                              SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                        Service Contract Price: $______________________________

Service Contract Administrator:________________________________________________

Term:______________________________________________  My initials ______________

_______________________________________________________________________________

-------------------------------------------------------------------------------


ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.




-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box(es)
   Request(s)
   / / Credit Life Insurance, at a cost of $__________.
   / / Credit Disability Insurance, as a cost of $__________. If credit insurance and/or credit disability Insurance is elected the total cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
   __________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one) / / Insured Customer only. | | Both Insured Customer and Co-Customer. Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.


-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                         Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                              Date

The request for Credit Insurance is subject to the acceptance and aproval of the insurance carrier.

-------------------------------------------------------------------------------

DEBT CANCELLATION COVERAGE ELECTION
DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER
The person(s) signing this Debt Cancellation Coverage election (check applicable box)
/ / Request(s) Debt Cancellation Coverage cancelling all or part of the remaining balance due on this contract when the vehicle securing this contract is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of the coverage is shown in Item
4e at left for the entire term of this contract, unless the terms is set forth herein:________ months.
/ / Do(es) not want any Debt Cancellation Coverage.

-------------------------------------------------------------------------------
Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement               Date

-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT PROVIDE COVERAGE FOR PERSONAL LIABILITY OR PROPERTY DAMAGE CAUSED TO OTHERS.
I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.

-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.



-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date


 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under Ohio law in the vehicle and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract financed as part of this contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments within 30 days following its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire.

REMEDIES--If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral and you may peaceably and lawfully enter my premises to do so. Except to the extent provided in the Ohio Retail Installment Sales Act, including any right I may have under such law to cure my default, you have all the rights of a secured party under the Uniform Commercial Code. You will send a written notice to me if you discover that any personal property not covered by this contract was in the collateral at the time of repossession. If I do not claim the property within 1 week after the written notice is mailed or delivered I will have abandoned the property left in the collateral and you will not have any responsibility to me to care for it. The proceeds of sale (minus the expenses of retaking, holding, preparing for sale and selling the Collateral) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will also pay you a charge of $25 for each check or other negotiable instrument submitted to you in payment on this contract which is returned or dishonored for any reason.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand (to the extent that the Ohio Retail Installment Sales Act permits you to require me to make such payment immediately) or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

FURTHER INSURANCE PROVISIONS--The credit insurance and/or the debt cancellation charges, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or the debt cancellation charges, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or the debt cancellation charges, respectively, obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Ohio.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration, Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, is not rescindable on the date hereof and will not become rescindable in the future, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract; (e) Seller has or will cause a document of title to be obtained on said goods within 40 days from the date of the Contract, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and is not substantially in excess of the price readily available elsewhere for similar goods, the Contract is not substantially one-sided in Seller's favor, and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer cannot make the payments when due under or otherwise perform in accordance with the terms of the contract or that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Ohio Retail Installment Sales Act, the Ohio Consumer Sales Practices Act, the Ohio motor vehicle certificate of title law, the Ohio statutory provisions regarding motor vehicle dealers, auction owners and salespersons, the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth), (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract,
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power, and (d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof. Seller absolutely and unconditionally agrees that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________

                               LAW 554NV

LAW FORM NO. 554NV (REV. 12/91)

   PRE-COMPUTED (ADD-ON) INTEREST VEHICLE CONTRACT AND SECURITY AGREEMENT
------------------------------------------------------------------------------
SECTION A:
Buyer(s)/Name(s):                         CREDITOR:
         Name:                            Address:
Address:                                  City:                   County:
City:                   County:           State:                  Zip:
State:                  Zip:              Ph.: (   )
Bus. Ph.: (   )         Res Ph: (   )
------------------------------------------------------------------------------
Stock No._____________________ Salesman___________________ Date_______________
------------------------------------------------------------------------------
SECTION B:    DISCLOSURE MADE IN COMPLIANCE WITH FEDERAL TRUTH-IN-LENDING ACT
------------------------------------------------------------------------------

-------------------------------------------
ANNUAL
PERCENTAGE             The cost of your
RATE               credit as a yearly rate:

                                    %

-------------------------------------------
FINANCE
CHARGE          The dollar amount
                the credit will cost you:

                    $

-------------------------------------------
Amount                 The amount of credit
Financed               provided to you or
                       on your behalf:

                    $

-------------------------------------------
Total of               The amount you will
Payments               have paid after you
                       have made all pay-
                       ments as scheduled:

                     $

-------------------------------------------
Total Sales            The total cost of
Price                  your purchase on
                       credit, including
                       your down payment
                       of $______________:

                     $

-------------------------------------------

------------------------------------------------------------------------------
                        Your payment schedule will be:
------------------------------------------------------------------------------
Number of Payments          Amount of Payments        When Payments Are Due
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
INSURANCE: Credit life insurance and credit disability insurance are not required to obtain credit, and will not be provided unless you sign and agree to pay the additional cost.

-----------------------------------------------------------------------------------------------
Type              Premium     Term       Signature(s)
-----------------------------------------------------------------------------------------------
Credit Life:                             I want credit life
                  $                      insurance:              X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Joint Credit                             We want joint
Life:             $                      credit life insurance:  X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Credit Disability:                       I want credit
                  $                      disability insurance:   X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Credit Life                              I want credit life and
and Disability:   $                      disability insurance:   X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Joint Credit Life                        We want joint credit
& Disability:     $                      life and single         X__________________________
                                         disability insurance:    INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------

You may obtain property insurance from anyone you want that is acceptable to the Creditor above. If you get the insurance from the Creditor you will pay $_________________ and the term of the insurance will be __________________.

SECURITY: You are giving a security interest in the goods or property being purchased.
      / / Other (Check if applicable)
Filing fee: $__________________. Non-filing insurance: $___________________.
LATE CHARGE: If a payment is more than 10 days late, you will be charged
             $15.00 or 8 percent of the payment, whichever is less.
PREPAYMENT:  If you pay off early, you may be entitled to a refund of the
             Finance Charge.

See your contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment refunds and penalties.

------------------------------------------------------------------------------
    SECTION D. VEHICLE RETAIL INSTALLMENT CONTRACT AND SECURITY AGREEMENT

This contract is made ________________, 19___ between you, the Buyer(s) shown above, and us, the Seller shown as Creditor above. Having been quoted a cash price and a credit price and having chosen to pay the credit price (shown as the Total Sales Price in Section B above), you agree to buy and we agree to sell, subject to all the terms of this contract, the following described vehicle, accessories, and equipment (all of which are referred to in this contract as "Collateral.")

New or Used:_________________________  Year and Make:_________________________

Series:_____________________ Body Style:______________________ No. Cyl.:______

If truck, ton capacity:____________________________

Manufacturer's Serial Number:_________________________________________________

Use for which purchased:    / / Personal      / / Business     / / Agriculture

INCLUDING:

/ / Sun/Moon Roof        / / Air Conditioning       / / Automatic Transmission
/ / Power Steering       / / Power Door Locks       / / Power Seats
/ / Power Windows        / / Tilt Wheel             / / Vinyl Top
/ / Cassette             / / Cruise Control         / / AM/FM Stereo
/ / Compact Disc Player

_________________Color ____________Tires _____________________________Lic. No.
You, severally and jointly, promise to pay us the Total of Payments (shown in Section B above) according to the Payment Schedule (also shown in Section
B above), until paid in full, together with interest after maturity at the Annual Percentage Rate disclosed above.

To secure such payment, you grant to us a purchase money security interest under the Uniform Commercial code in the Collateral and in all accessions to and proceeds of the Collateral. Insurance in which we or our assignee are named as beneficiary or loss payee, or both, are assigned as additional security for this obligation. We, our successors and assigns, hereby waive any other security interest or mortgage which would otherwise secure your obligations under this contract except for the security interests and assignments granted by you in this contract.

Address where Collateral will be located:

______________________________________________________________________________
Street                                          City             Zip
______________________________________________________________________________
County                                                State

Your address after receipt of possession of Collateral:

______________________________________________________________________________
Street                                          City             Zip
______________________________________________________________________________
County                                                State

------------------------------------------------------------------------------
                SECTION C: ITEMIZATION OF AMOUNT FINANCED

1.   Vehicle Selling Price.......................$____________
       Plus:  Documentary Fees...................$____________
       Plus:  Emission Inspection Fee............$____________
       Plus:  Other (____________)...............$____________
       Plus:  Other (____________)...............$____________
     Taxable Selling Price...................................$_____________
2.   Total Sales Tax.........................................$_____________
3.   Luxury Tax..............................................$_____________
4.   Plus Other Charges:
       a)  Extended Service Contract.............$____________
       b)  Driveaway Permit......................$____________
       c)  Other (______________)................$____________
       d)  Other (______________)................$____________
     Total OTHER CHARGES (ADD 4a THROUGH 4d).................$_____________
5.   TOTAL CASH SALES PRICE
     (ADD 1 THROUGH 4).......................................$_____________
6.   Gross Trade-In Allowance....................$____________
     _________________________________________________________
     YEAR              MAKE                MODEL
     Minus:  Payoff Balance......................$____________
     Net Trade-In Allowance..................................$_____________
7.   Down Payment (Other Than Net Trade-In Allowance):
       a)  Trade-in Sales Tax Credit.............$____________
       b)  Cash..................................$____________
       c)  Manufacturer's Rebate.................$____________
       d)  Other (______________)................$____________
     Down Payment (ADD 7a THROUGH 7d)........................$_____________
8.   TOTAL DOWN PAYMENT AND NET TRADE-IN ALLOWANCE
     (ADD 6 AND 7)...........................................$_____________
9.   UNPAID BALANCE OF CASH SALES PRICE
     (SUBTRACT 8 FROM 5).....................................$_____________
10.  Plus Insurance Charges:
       a)  Credit Life Insurance Premium
           Paid to (_______________) Term (_______________)..$_____________
       b)  Credit Disability Insurance Premium
           Paid to (_______________) Term (_______________)..$_____________
       c)  Other Insurance
           Paid to (_______________) Term (_______________)..$_____________
11.  TOTAL AMOUNT FINANCED (ADD 9 AND 10)....................$_____________
     NOTE: Aggregate Fees Paid to Governmental Agencies...$____________
------------------------------------------------------------------------------
STATE DISCLOSURE REQUIREMENTS: The provisions of Section B and Section C above are incorporated into this agreement for purposes of state disclosure requirements.
     Additional Terms and Conditions: The additional terms and conditions set forth on the reverse side hereof are a part of this contract and are incorporated herein by reference.
OPTION: _____ You pay no Finance Charge if the Total Amount Financed, Item
No. 11, Section C, is paid in full on or before ___________________, 19___.

SELLER'S INITIALS: ____________

SECTION E:                    NOTICE TO BUYER
DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COMPLETED COPY OF THIS AGREEMENT. IF YOU PAY THE AMOUNT DUE BEFORE THE SCHEDULED DATE OF MATURITY OF THE INDEBTEDNESS AND YOU ARE NOT IN DEFAULT IN THE TERMS OF THE CONTRACT FOR MORE THAN 2 MONTHS, YOU ARE ENTITLED TO A REFUND OF THE UNEARNED PORTION OF THE TIME-PRICE DIFFERENTIAL. IF YOU FAIL TO PERFORM YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE LIABLE FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

If you are buying a used vehicle with this contract, as indicated in the description of the vehicle above, federal regulation may require a special buyer's guide to be displayed on the window.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISION IN THE CONTRACT OF SALE.

BUYER AND CO-BUYER ACKNOWLEDGE RECEIPT OF A TRUE AND COMPLETELY FILLED-IN COPY OF THIS CONTRACT AND THE ABOVE DISCLOSURE AT THE TIME OF SIGNING.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED UNLESS OTHERWISE INDICATED IN SECTION C ABOVE.

Buyer: X_______________________________________________ Date:____________

Co-Buyer: X____________________________________________ Date:____________

Creditor:______________________________________________ Date:____________

By: X__________________________________________________ Title:___________

LAW FORM NO. 554NV (REV. 12/91)

The printer makes no warranty, express or implied, as to content or fitness for purpose of this form. Consult your own legal counsel.

                                 ORIGINAL

          TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING.
        2. BUYER AND SELLER SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                         (REVERSE SIDE OF CONTRACT)
                             (ADD-ON INTEREST)
                 (CONT'D) ADDITIONAL TERMS AND CONDITIONS

PREPAYMENT REBATE: You may prepay this contract in full at any time before the final installment is due. If the rights of the Buyer have not been terminated or forfeited under the terms of the contract, the Buyer may prepay in full the unpaid time balance thereof at any time before its final due date and, if Buyer does so, and if the contract is not in default under any term or condition of the contract more than 2 months, Buyer is entitled to a refund of the unearned portion of the time-price differential for the prepayment. The amount of the refund must be computed by applying the agreed rate of the time-price differential to the unpaid time balance. Any greater amount of the time-price differential which may have been precomputed and included in the balance due must be refunded.

DEFAULT: If you default in the performance of any of the terms and conditions of this agreement, including, but not limited to, making of any payment later than 30 days of when due, or become insolvent, or file any proceeding under the US Bankruptcy Code, or upon your demise, or if the vehicle is damaged or destroyed, we may at our option and without notice or demand (1) declare all unpaid sums immediately due and payable, (2) file suit against you for all unpaid sums, and (3) take immediate possession of the vehicle. Upon taking possession of the vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it at public or private sale. We may purchase the vehicle at any sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the property, and the remainder will be applied to the unpaid sums owing under this contract. Attorney's fees and court costs are allowed too. If there is any money left over (surplus) it will be paid to you. If a balance still remains owing, you promise to pay that balance upon demand. If you default or breach this agreement you agree to pay finance charges at the Annual Percentage Rate shown on the reverse side until all sums owing us are paid in full. Our remedies are cumulative and taking of any action is not a waiver and does not prohibit us from pursuing any other remedy. You promise to pay reasonable collection costs and expenses, including attorney's fees, if you default under this agreement. If suit is filed, you agree that attorney's fees and costs will be awarded to the prevailing party. If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense and if you do not claim property within 90 days after the repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you.

DELINQUENCY AND COLLECTION CHARGES: You will pay a delinquency charge equal to the lesser of $15 or 8 percent of any installment in default for more than 10 days. If you default as described in the preceding paragraph and we refer this contract for collection to an attorney who is not our salaried employee or a salaried employee of the holder of this contract, you will pay reasonable attorney's fees plus court costs, and reasonable collection costs to the extent not prohibited by law.

DEMAND FOR FULL PAYMENT AND ADDITIONAL REMEDIES ON DEFAULT: If you default under this contract, at the time of the default or any time after default (if the default has not been cured previously) we may require immediate payment of the unpaid portion of the amount you owe us. If we do so, that unpaid portion will be reduced by the unearned Finance Charge computed as if you repaid in full. On any default, we will have all the remedies of a secured party under the Uniform Commercial Code. If the cash price on the reverse hereof is $1,000 or less, you will not be personally liable for any deficiency incurred in a sale after repossession.

OWNERSHIP OF THE COLLATERAL: You represent that there are no liens, claims or encumbrances on the Collateral except for the security interest you grant by this contract to us and you further represent that you have executed no financing statement covering the Collateral except for one relating to this contract.

LOCATION AND USE OF COLLATERAL: You agree to notify us in writing of any change of your address or of any change in the location of the Collateral. Unless you first have received our written consent, you may not take the Collateral out of the State shown in Section D in the section entitled "Address Where Collateral Will Be Located" and you may not sell, lease or otherwise dispose of the Collateral or any part of it by any means. You will comply with all laws, ordinances, regulations and orders relating to the Collateral. You will keep the Collateral in good condition and will not alter or substantially modify it or conceal it. You will not allow any other security interest on the Collateral besides the security interest granted to us under this contract.

INSPECTION OF THE COLLATERAL: We may inspect the Collateral at any reasonable time.

TAXES: You are responsible for and will pay when due all taxes and assessments levied on the Collateral. If you fail to do so, we may pay any such tax or assessment on your behalf. An amount equal to that which we paid will be added to the Total of Payments then owing and you will be charged a finance charge on the amount we paid at the highest lawful contract rate.

PROPERTY INSURANCE: You will keep the Collateral insured against such risks and in such amount as we may from time to time require with an insurer that you choose and we approve. As indicated in Section B, if you choose, we will obtain property insurance for you at the premium shown. Whether the insurance is provided by you or by us, you will pay all premiums for this insurance when the premiums are due and payable. If you provide property insurance, you will deliver the policies to us as additional security and will provide us with receipts showing payment of premiums. If you do not obtain the insurance or pay the premiums, we may do so for you. If we do this, an amount equal to that which we have paid for the premiums will be added to the Total of Payments then owing and a finance charge at the highest lawful rate will be charged on that amount. If we do not obtain the insurance, none of our other rights and remedies will be prejudiced. You agree that any proceeds from insurance are to be used to either repair or replace the vehicle. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged, or destroyed. If you default (as described above), we may cancel the insurance and credit any insurance premium refunds to the unpaid balance of this contract.

LIABILITY INSURANCE IS NOT REQUIRED BY THIS CONTRACT. YOU HAVE THE RIGHT TO CHOOSE THE PERSON THROUGH WHOM LIABILITY INSURANCE IS TO BE OBTAINED.

INFORMATION TO INSURANCE COMPANY OR AGENT: You give your permission to furnish any information about the Collateral or any information about insurance policies on the Collateral to an insurance agent or company.

CREDIT LIFE AND DISABILITY INSURANCE: If you indicated in Section B that you want optional credit life or disability insurance, or both, you agree to pay for such insurance at the premium shown in Section B.

NO WARRANTIES: We make no representations, promises or warranties, express or implied as to the merchantability of the Collateral or whether the Collateral is suitable or fit for the particular purpose intended unless we have done so in this contract or in a separate written agreement signed by us as original Seller of the Collateral, or unless the manufacturer has specifically provided the warranty in writing.

NOTICES: Any notice we have to give you pursuant to the Uniform Commercial
Code will be reasonable if we send it to your address shown in Section D in the section entitled "Your Address After Receipt of Possession of Collateral" at least 5 days before the event with respect to which notice is required.

TIME IS OF THE ESSENCE: You understand that all payments that are required must be made on the day due.

EXERCISING OUR RIGHTS: We can, without notice, delay enforcing our rights or exercise only part of them, without losing them, waive a right we have to one Buyer without waiving it as to the other(s).

MEANING OF WORDS: In this contract the words "you" and "your" means each and all those who sign this contract as Buyers or Co-Buyers and their heirs executors administrators, successors and assigns. The words "we", "us" and "ours" means the Creditor shown on the reverse in Section A, and if this contract is assigned, its successors and assigns and any other holder of this contract.

GOVERNING LAW: This contract has been delivered in the State of Creditor's place of business and will be governed by the laws of that State and applicable federal law.

INVALIDITY: Wherever possible each provision of this contract shall be interpreted so that it is valid under applicable law, but if any provision is prohibited or invalid, the remaining provisions of this contract will continue to be valid.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

If you are buying a used vehicle with this contract, as indicated in the description of the vehicle on the reverse side, federal regulation may require a special buyer's guide to be displayed on the window.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

Assignment: For value received, Seller sells, assigns, and transfers to ______________________________ (Assignee), its successors and assigns, the entire right, title and interest of Seller in the contract contained herein, including, but not limited to, all amounts payable to Buyer and security interest in the Collateral. To induce Assignee to purchase the contract, Seller represents and warrants to Assignee as follows: (a) the contract is genuine and the statements and amounts inserted herein are correct; (b) the contract and security interest arose entirely from the sale of the Collateral or services described in the contract, or both; (c) the down payment, if any be shown on the face hereof, has been received and no part thereof was advanced directly or indirectly by Seller to Buyer (d) the goods and services have been furnished to the satisfaction of Buyer and all obligations of warranty to Buyer, either express or implied, have been and will continue to be fulfilled by Seller; (e) the Collateral or services, or both, have been sold, provided and delivered to and accepted by Buyer; (f) the security interest granted to Seller in the contract constitutes a valid first lien on the Collateral and has been filed or recorded according to law to preserve the priority of each lien; (g) the Collateral is free and clear of all liens and encumbrances, except the security interest granted by this contract; (h) the full amount of the stated Total of Payments remains unpaid; (i) Seller is the holder of the contract and the security interest in the Collateral free and clear of all liens and encumbrances and Seller has full power and authority to assign the same, (j) the transaction was consummated on the above date set forth in the contract and Buyer did not receive possession of the Collateral prior to the date of consummation, (k) Buyer was furnished a completed copy of the contract prior to consummation; (l) the Collateral is insured in a company acceptable to Assignee against physical damage in addition to such other risks as Assignee requires under an insurance policy acceptable to Assignee; (m) Seller has not knowingly communicated to Assignee incorrect information relating to the Buyer's application or credit statement or knowingly failed to communicate information relating to such application or credit statement, (n) the facts set forth in the contract are true, (o) Buyer has no defense or counterclaim to payment of the obligation evidenced by the contract; (p) Buyer is or, if more than one, each is not a minor and has legal capacity to execute this contract and is liable thereon; and (q) Seller has no reason to believe the Buyer has ever violated any laws concerning liquor or narcotics.

In the event any warranty shall be breached or any representation shall be false, Seller shall, upon demand and irrespective of whether the contract is then in default repurchase the contract from Assignee at a price equal to either the unpaid balance of the Total of Payments (after deducting the unearned Finance Charge) or such other amount agreed to by Seller and Assignee in a separate agreement as in effect on the date of such demand by Assignee, plus any costs or expenses of collection, including attorney's fees, whether incurred by Assignee by suit or on appeal, or otherwise. Seller waives all defenses that otherwise might have been available but nothing herein contained shall preclude Assignee from enforcing against Seller any other remedies provided by law for misrepresentation or breach of warranty.
In the event of any proceedings commenced by Assignee against Buyer with respect to the contract, services or the Collateral, if Buyer asserts as a defense, set off or counterclaim any act, omission or default by Seller, Seller shall forthwith on demand repurchase the contract for the amount set forth above. The provisions of the assignment shall be binding on the heirs, representatives, successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Assignee. The above assignment provisions apply and are in addition to any obligations of Seller as provided in the paragraph below endorsed by Seller.

1. RECOURSE: Seller absolutely and unconditionally guarantees the prompt payment of either the Total of Payments (after deducting the unearned Finance Charge, when due, whether at maturity or by acceleration) or such other amount agreed to by Seller and Assignee in a separate agreement, together with all costs, expenses and reasonable attorney's fees incurred in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this guaranty or default of Buyer, or arising by reason of an extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and waives any and all defenses arising out of the guarantor relationship.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

2. REPURCHASE: In the event of default by the Buyer under any of the terms or conditions of the contract, Seller will repossess and repurchase the Collateral, or if the Collateral has already been repossessed, Seller will repurchase the Collateral at the place of repossession or recovery. The Collateral will be repurchased in any event AS IS, at a price equal to either the then unpaid balance of the Total of Payments (after deducting the unearned Finance Charge) or such other amount agreed to by Seller and Assignee in a separate agreement as in effect as of the default, together with all costs, expenses and reasonable attorney's fees incurred by Assignee in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this agreement or default of Buyer, or arising by reason of extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and waives all other defenses that might otherwise have been available. At the time of repurchase, Seller shall pay to Assignee the purchase price in cash and Assignee may reassign to Seller without recourse and without warranties, express or implied, all title retention or lien instruments and all contracts or promissory notes which Assignee then holds upon such Collateral.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

3. LIMITED ENDORSEMENT: In the event of default of Buyer before Buyer shall have paid the first __________________ installments under the foregoing contract, Assignee may reassign the contract to Seller and Seller agrees, upon tender of such reassignment and in consideration thereof to pay to Assignee either the then unpaid balance of the Total of Payments (after deducting the unearned Finance Charge) or such other amount agreed to by Seller and Assignee in a separate agreement as in effect as of the reassignment, together with all costs, expenses and reasonable attorney's fees incurred in the collection of said amount. Seller waives all defenses arising by reason, of any failure to give notice of acceptance of this agreement or default of Buyer, or arising by reason of any extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and Seller waives any other defenses that might otherwise have been available.

Seller:____________________________________ By:________________________________

Title:_____________________________________ Date:______________________________

4. WITHOUT RECOURSE: This assignment shall be without recourse against Seller except for such obligations as are set forth in the assignment above.

Seller:____________________________________ By:________________________________
Title:_____________________________________ Date:______________________________

                               LAW 553NV

LAW FORM NO. 553NV (REV. 12/91)

          SIMPLE INTEREST VEHICLE CONTRACT AND SECURITY AGREEMENT
------------------------------------------------------------------------------
SECTION A:
Buyer(s)/Name(s):                         CREDITOR:
         Name:                            Address:
Address:                                  City:                   County:
City:                   County:           State:                  Zip:
State:                  Zip:              Ph.: (   )
Bus. Ph.: (   )         Res Ph: (   )
------------------------------------------------------------------------------
Stock No._____________________ Salesman___________________ Date_______________
------------------------------------------------------------------------------
SECTION B:    DISCLOSURE MADE IN COMPLIANCE WITH FEDERAL TRUTH-IN-LENDING ACT
------------------------------------------------------------------------------

-------------------------------------------
ANNUAL
PERCENTAGE             The cost of your
RATE               credit as a yearly rate:

                                    %

-------------------------------------------
FINANCE
CHARGE              The dollar amount
                the credit will cost you:

                    $

-------------------------------------------
Amount                 The amount of credit
Financed               provided to you or
                       on your behalf:

                    $

-------------------------------------------
Total of               The amount you will
Payments               have paid after you
                       have made all pay-
                       ments as scheduled:

                     $

-------------------------------------------
Total Sales            The total cost of
Price                  your purchase on
                       credit, including
                       your down payment
                       of $______________:

                     $

-------------------------------------------

------------------------------------------------------------------------------
                        Your payment schedule will be:
------------------------------------------------------------------------------
Number of Payments          Amount of Payments        When Payments Are Due
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
INSURANCE: Credit life insurance and credit disability insurance are not required to obtain credit, and will not be provided unless you sign and
agree to pay the additional cost.                        (e) MEANS AN ESTIMATE

-----------------------------------------------------------------------------------------------
Type              Premium     Term       Signature(s)
-----------------------------------------------------------------------------------------------
Credit Life:                             I want credit life
                  $                      insurance:              X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Joint Credit                             We want joint
Life:             $                      credit life insurance:  X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Credit Disability:                       I want credit
                  $                      disability insurance:   X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Credit Life                              I want credit life and
and Disability:   $                      disability insurance:   X__________________________
                                                                  INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------
Joint Credit Life                        We want joint credit
& Disability:     $                      life and single         X__________________________
                                         disability insurance:    INSURED SIGNATURE(S)
-----------------------------------------------------------------------------------------------

You may obtain property insurance from anyone you want that is acceptable to the Creditor above. If you get the insurance from the Creditor you will pay $_________________ and the term of the insurance will be __________________.

SECURITY: You are giving a security interest in the goods or property being purchased.
      / / Other (Check if applicable)
Filing fee: $__________________. Non-filing insurance: $___________________.
LATE CHARGE: If a payment is more than 10 days late, you will be charged
             $15.00 or 8 percent of the payment, whichever is less.
PREPAYMENT:  If you pay off early, you will not have to pay a penalty.

See your contract documents for any additional information about non-payment, default, any required repayment in full before the scheduled date, and penalties.

------------------------------------------------------------------------------
    SECTION D. VEHICLE RETAIL INSTALLMENT CONTRACT AND SECURITY AGREEMENT
------------------------------------------------------------------------------
This contract is made ________________, 19___ between you, the Buyer(s) shown above, and us, the Seller shown as Creditor above. Having been quoted a cash price and a credit price and having chosen to pay the credit price (shown as the Total Sales Price in Section B above), you agree to buy and we agree to sell, subject to all the terms of this contract, the following described vehicle, accessories, and equipment (all of which are referred to in this contract as "Collateral").

New or Used:_________________________  Year and Make:_________________________

Series:_____________________ Body Style:______________________ No. Cyl.:______

If truck, ton capacity:____________________________

Manufacturer's Serial Number:_________________________________________________

Use for which purchased:    / / Personal      / / Business     / / Agriculture

INCLUDING:

/ / Sun/Moon Roof        / / Air Conditioning       / / Automatic Transmission
/ / Power Steering       / / Power Door Locks       / / Power Seats
/ / Power Windows        / / Tilt Wheel             / / Vinyl Top
/ / Cassette             / / Cruise Control         / / AM/FM Stereo
/ / Compact Disc Player

_________________Color ____________Tires _____________________________Lic. No.
You, severally and jointly, promise to pay us the Total of Payments (shown in Section B above) according to the Payment Schedule (also shown in Section
B above), until paid in full, together with interest after maturity at the Annual Percentage Rate disclosed above.

To secure such payment, you grant to us a purchase money security interest under the Uniform Commercial Code in the Collateral and in all accessions to and proceeds of the Collateral. Insurance in which we or our assignee are named as beneficiary or loss payee, including any proceeds of such insurance or refunds of unearned premiums, or both, are assigned as additional security for this obligation and any other obligation created in connection with this sale. We, our successors and assigns, hereby waive any other security interest or mortgage which would otherwise secure your obligations under this contract except for the security interests and assignments granted by you in this contract.

Address where Collateral will be located:

______________________________________________________________________________
Street                                          City             Zip
______________________________________________________________________________
County                                                State

Your address after receipt of possession of Collateral:

______________________________________________________________________________
Street                                          City             Zip
______________________________________________________________________________
County                                                State

------------------------------------------------------------------------------
                SECTION C: ITEMIZATION OF AMOUNT FINANCED
------------------------------------------------------------------------------
1.   Vehicle Selling Price.......................$____________
       Plus:  Documentary Fees...................$____________
       Plus:  Emission Inspection Fee............$____________
       Plus:  Other (____________)...............$____________
       Plus:  Other (____________)...............$____________
     Taxable Selling Price...................................$_____________
2.   Total Sales Tax.........................................$_____________
3.   Luxury Tax..............................................$_____________
4.   Plus Other Charges:
       a)  Extended Service Contract.............$____________
       b)  Driveway Permit.......................$____________
       c)  Other (______________)................$____________
       d)  Other (______________)................$____________
     Total OTHER CHARGES (ADD 4a THROUGH 4d).................$_____________
5.   TOTAL CASH SALES PRICE
     (ADD 1 THROUGH 4).......................................$_____________
6.   Gross Trade-In Allowance....................$____________
     _________________________________________________________
     YEAR              MAKE                MODEL
     Minus:  Payoff Balance......................$____________
     Net Trade-In Allowance (Include in Down Payment)........$_____________
7.   Down Payment (Other Than Net Trade-In Allowance):
       a)  Trade-in Sales Tax Credit.............$____________
       b)  Cash..................................$____________
       c)  Manufacturer's Rebate.................$____________
       d)  Other (______________)................$____________
     Down Payment (ADD 7a THROUGH 7d)........................$_____________
8.   TOTAL DOWN PAYMENT AND NET TRADE-IN ALLOWANCE
     (ADD 6 AND 7)...........................................$_____________
9.   UNPAID BALANCE OF CASH SALES PRICE
     (SUBTRACT 8 FROM 5).....................................$_____________
10.  Plus Insurance Charges:
       a)  Credit Life Insurance Premium
           Paid to (_______________) Term (_______________)..$_____________
       b)  Credit Disability Insurance
           Paid to (_______________) Term (_______________)..$_____________
       c)  Other Insurance
           Paid to (_______________) Term (_______________)..$_____________
11.  TOTAL AMOUNT FINANCED (ADD 9 AND 10)....................$_____________
     NOTE: Aggregate Fees Paid to Governmental Agencies...$____________
------------------------------------------------------------------------------
STATE DISCLOSURE REQUIREMENTS: The provisions of Section B and Section C above are incorporated into this agreement for purposes of state disclosure requirements.
     Additional Terms and Conditions: The additional terms and conditions set forth on the reverse side hereof are a part of this contract and are incorporated herein by reference.
OPTION: _____ You pay no Finance Charge if the Total Amount Financed, item
No. 11, Section C, is paid in full on or before ___________________, 19___.

SELLER'S INITIALS: ____________

SECTION E:                    NOTICE TO BUYER
DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COMPLETED COPY OF THIS AGREEMENT. IF YOU FAIL TO PERFORM YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE LIABLE FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

If you are buying a used vehicle with this contract, as indicated in the description of the vehicle above, federal regulation may require a special buyer's guide to be displayed on the window.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISION IN THE CONTRACT OF SALE.

BUYER AND CO-BUYER ACKNOWLEDGE RECEIPT OF A TRUE AND COMPLETELY FILLED-IN COPY OF THIS CONTRACT AND THE ABOVE DISCLOSURE AT THE TIME OF SIGNING.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED UNLESS OTHERWISE INDICATED IN SECTION C ABOVE.

Buyer: X_______________________________________________ Date:____________

Co-Buyer: X____________________________________________ Date:____________

Creditor:______________________________________________ Date:____________

By: X__________________________________________________ Title:___________

LAW FORM NO. 553NV (REV. 12/91)

The printer makes no warranty, express or implied, as to content or fitness for purpose of this form. Consult your own legal counsel.

                                 ORIGINAL

          TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING.
        2. BUYER AND SELLER SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                           (REVERSE SIDE OF CONTRACT)
                               (SIMPLE INTEREST)
                   (CONT'D) ADDITIONAL TERMS AND CONDITIONS

SIMPLE INTEREST CONTRACT: This is a simple interest contract. The Finance Charge, Total of Payments and Payment Schedule set forth in the disclosures on the reverse side may differ. The final payment may differ depending upon the dates payments are received and events which occur after this contract is made. For example, early payments will have the effect of reducing your final payment, while late payments will cause your final payment to be higher. Your promise requires you to pay the final payment on the date due, which payment will be equal to all unpaid sums due under this contract, even if the amount of the final payment differs from the amount of final payment disclosed on the reverse side hereof.

DEFAULT: If you default in the performance of any of the terms and conditions of this agreement, including, but not limited to, making of any payment later than 30 days of when due, or become insolvent, or file any proceeding under U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged or destroyed, we may at our option and without notice or demand (1) declare all unpaid sums immediately due and payable, (2) file suit against you for all unpaid sums, and (3) take immediate possesion of the vehicle. Upon taking possession of the vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it at public or private sale. We may purchase the vehicle at any sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the property, and the remainder will be applied to the unpaid sums owing under this contract. Attorneys's fees and court costs are allowed too. If there is any money left over (surplus) it will be paid to you. If a balance still remains owing, you promise to pay that balance upon demand. If you default or breach this agreement you agree to pay finance charges at the Annual Percentage Rate shown on the reverse side until all sums owing us are paid in full. Our remedies are cumulative and taking of any action is not [illegible] not prohibit us from pursuing any other remedy. You promise to pay reasonable collection costs and expenses, including attorney's fees, if you default [illegible]agreement. If suit is filed, you agree that attorney's fees and costs will be awarded to the prevailing party. If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense and if you do not claim property within 90 days after the repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you.

DELINQUENCY AND COLLECTION CHARGES: You will pay a delinquency charge equal to the lesser of $15 or 8 percent of any installment in default for more than 10 days. [illegible] default as described in the preceding paragraph and we refer this contract for collection to an attorney who is not our salaried employee or a salaried employee of the holder of this contract, you will pay reasonable attorney's fees plus court costs, and reasonable collection costs to the extent not prohibited by law.

DEMAND FOR FULL PAYMENT AND ADDITIONAL REMEDIES ON DEFAULT: If you default under this contract, at the time of the default or any time after default (if the default hasn't been cured previously) we may require immediate payment of the unpaid portion of the amount you owe us. If there is any money left over (surplus), it will be paid to you. On any default, we will have all remedies of a secured party under the Uniform Commercial Code. If the cash price on the reverse hereof is $1,000 or less, you will not be personally liable for any deficiency incurred in a sale after repossession.

OWNERSHIP OF THE COLLATERAL: You represent that there are no liens, claims or encumbrances on the Collateral except for the security interest you grant by this contract to us and you further represent that you have executed no financing statement covering the Collateral except for one relating to this contract.

LOCATION AND USE OF COLLATERAL: You agree to notify us in writing of any change of your address or of any change in the location of the Collateral. Unless you first have received our written consent, you may not take the Collateral out of the State shown in Section D in the section entitled "Address Where Collateral Will Be Located" and you may not sell, lease or otherwise dispose of the Collateral or any part of it by any means. You will comply with all laws, ordinances, regulations and orders relating to the Collateral. You will keep the Collateral in good condition and will not alter or substantially modify it or conceal it. You will not allow any other security interest on the Collateral besides the security interest granted to us under this contract.

INSPECTION OF THE COLLATERAL: We may inspect the Collateral at any reasonable time

TAXES: You are responsible for and will pay when due all taxes and assessments levied on the Collateral. If you fail to do so, we may pay any such tax or assessment on your behalf. An amount equal to that which we paid will be added to the Total of Payments then owing and you will be charged a finance charge on the amount we paid at the highest lawful contract rate.

PROPERTY INSURANCE: You will keep the Collateral insured against such risks and in such amount as we may from time to time require with an insurer that you choose and we approve. As indicated in Section B, if you choose, we will obtain property insurance for you at the premium shown. Whether the insurance is provided by you or by us, you will pay all premiums for this insurance when the premiums are due and payable. If you provide property insurance, you will deliver the policies to us as additional security and will provide us with receipts showing payment of premiums. If you do not obtain the insurance or pay the premiums, we may do so for you. If we do this, an amount equal to that which we have paid for the premiums will be added to the Total of Payments then owing and a finance charge at the highest lawful rate will be charged on that amount. If we do not obtain the insurance, none of our other rights and remedies will be prejudiced. You agree that any proceeds from insurance are to be used to either repair or replace the vehicle. Whether or not the vehicle in insured, you must pay for it if it is lost, damaged, or destroyed. If you default (as described above), we may cancel the insurance and credit any insurance premium refunds to the unpaid balance of this contract.

LIABILITY INSURANCE IS NOT REQUIRED BY THIS CONTRACT. YOU HAVE THE RIGHT TO CHOOSE THE PERSON THROUGH WHOM LIABILITY INSURANCE IS TO BE OBTAINED.

INFORMATION TO INSURANCE COMPANY OR AGENT: You give your permission to furnish any information about the Collateral or any information about insurance policies on the Collateral to an insurance agent or company.

CREDIT LIFE AND DISABILITY INSURANCE: If you indicated in Section B that you want optional credit life or disability insurance, or both, you agree to pay for such insurance at the premium shown in Section B.

NO WARRANTIES: We make no representations, promises or warranties express or implied as to the merchantability of the Collateral or whether the Collateral is suitable or fit for the particular purpose intended unless we have done so in this contract or in a separate written agreement signed by us as original Seller of the Collateral, or unless the manufacturer has specifically provided the warranty in writing.

NOTICES: Any notice we have to give you pursuant to the Uniform Commercial Code will be reasonable if we send it to your address shown in Section D in the section entitled "Your Address After Receipt of Possession of Collateral" at least 5 days before the event with respect to which notice is required.

TIME IS OF THE ESSENCE: You understand that all payments that are required must be made on the day due.

EXERCISING OUR RIGHTS: We can, without notice, delay enforcing our rights or exercise only part of them, without losing them, waive a right we have to one Buyer without waiving it as to the other(s).

MEANING OF WORDS: In this contract the words "you" and "your" means each and all those who sign this contract as Buyers or Co-Buyers, and their heirs, executors, administrators, successors and assigns. The words "we", "us" and "ours" means the Creditor shown on the reverse in Section A, and if this contract is assigned, its successors and assigns and any other holder of this contract.

GOVERNING LAW: This contract has been delivered in the State of Creditor's place of business and will be governed by the laws of that State and applicable federal law.

INVALIDITY: Wherever possible each provision of this contract shall be interpreted so that it is valid under applicable law, but if any provision is prohibited or invalid, the remaining provisions of this contract will continue to be valid.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

If you are buying a used vehicle with this contract, as indicated in the description of the vehicle on the reverse side, federal regulation may require a special buyer's guide to be displayed on the window.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

Assignment: For value received, Seller sells, assigns, and transfer to__________________________________________ (Assignee), its successors and assigns, the entire right, title and interest of Seller in the contract contained herein, including, but not limited to, all amounts payable to Buyer and security interest in the Collateral. To induce Assignee to purchase the contract, Seller represents and warrants to Assignee as follows: (a) the contract is genuine and the statements and amounts inserted herein are correct; (b) the contract and security interest arose entirely from the sale of the Collateral or services described in the contract, or both; (c)the down payment, if any be shown on the face hereof, has been received and no part thereof was advanced directly or indirectly by Seller to Buyer; (d) the goods and services have been furnished to the satisfaction of Buyer and all obligations of warranty to Buyer, either express or implied, have been and will continue to be fulfilled by Seller; (e) the Collateral or services, or both, have been sold, provided and delivered to and accepted by Buyer; (f) the security interest granted to Seller in the contract constitutes a valid first lien on the Collateral and has been filed or recorded according to law to preserve the priority of each lien; (g) the Collateral is free and clear of liens and encumbrances, except the security interest granted by this contract, (h) the full amount of the stated Total of Payments remains unpaid;
(i) Seller is the holder of the contract and the security interest in the Collateral free and clear of all liens and encumbrances and Seller has full power and authority to assign the same; (j) the transaction was consummated on the above date set forth in the contract and Buyer did not receive possession of the Collateral prior to the date of consummation; (k) Buyer was furnished a completed copy of the contract prior to consummation; (l) the Collateral is insured in a company acceptable to Assignee against physical damage in addition to such other risks as Assignee requires under an insurance policy acceptable to Assignee; (m) Seller has not knowingly communicated to Assignee incorrect information relating to the Buyer's application or credit statement or knowingly failed to communicate information relating to such application or credit statement; (n) the facts set forth in the contract are true;(o) Buyer has no defense or counterclaim to payment of the obligation evidenced by the contract; (p) Buyer is or, if more than one, each is not a minor and has legal capacity to execute this contract and is liable thereon; and (q) Seller has no reason to believe the Buyer has ever violated any laws concerning liquor or narcotics.

In the event any warranty shall be breached or any representation shall be false, Seller shall, upon demand and irrespective of whether the contract is then in default, repurchase the contract from Assignee as a price equal to the unpaid balance of the contract plus accrued interest, or such other amount agreed to by Seller and Assignee in a separate agreement as in effect on the date of such demand by Assignee, plus any costs or expenses of collection, including attorney's fees, whether incurred by Assignee by suit or on appeal or otherwise. Seller waives all defenses that otherwise might have been available but nothing herein contained shall preclude Assignee from enforcing against Seller any other remedies provided by law for misrepresentation or breach of warranty. In the event of any proceedings commenced by Assignee against Buyer with respect to the contract series or the Collateral, if Buyer asserts as a defense, set off or counterclaim any act, omission or default by Seller, Seller shall forthwith on demand repurchase the contract for the amount set forth above. The provisions of this assignment shall be binding on the heirs, representatives, successors and assigns of Seller and shall inure the benefit of the successors and assigns of Assignee. The above assignment provisions apply and are in addition to any obligations of Seller as provided in the paragraph below endorsed by Seller.

1. RECOURSE: Seller absolutely and unconditionally guarantees the prompt payment of either the total unpaid amount of the contract and any accrued interest or such other amount agreed to by Seller and Assignee in a separate agreement, together with all costs, expenses and reasonable attorney's fees incurred in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this guaranty or default of Buyer, or arising by reason of any extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and waives any and all defenses arising out of the guarantor relationship.

Seller:________________________________________ By:_____________________________

Title:_________________________________________ Date:___________________________

2. REPURCHASE: In the event of default by the Buyer under any of the terms or conditions of the contract, Seller will repossess and repurchase the Collateral, or if the Collateral has already been repossessed, Seller will repurchase the Collateral at the place of repossession or recovery. The Collateral will be repurchased in any event AS IS, at a price equal to the then unpaid balance of the contract and any accrued interest, or such other amount agreed to by Seller and Assignee in a separate agreement as in effect as of the default, together with all costs, expenses and reasonable attorney's fees incurred by Assignee in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this agreement or default of Buyer, or arising by reason of extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and waives all other defenses that might otherwise have been available. At the time of repurchase, Seller shall pay to Assignee the purchase price in cash and Assignee may reassign to Seller without recourse and without warranties, express or implied, all title retention or lien instruments and all contracts or promissory notes which Assignee then holds upon such Collateral.

Seller:________________________________________ By:_____________________________

Title:_________________________________________ Date:___________________________

3. LIMITED ENDORSEMENT: In the event of default of Buyer before Buyer shall have paid the first______________________installments under the foregoing contract, Assignee may reassign the contract to Seller agrees, upon tender of such reassignment and in consideration thereof to pay to Assignee either the then unpaid balance of the contract and any accrued interest, or such other amount agreed to by Seller and Assignee in a separate agreement as in effect as of the reassignment, together with all costs, expenses and reasonable attorney's fees incurred in the collection of said amount. Seller waives all defenses arising by reason of any failure to give notice of acceptance of this agreement or default of Buyer, or arising by reason of any extension of time given to Buyer, or by reason of any failure by Assignee to pursue Buyer or the Collateral or other property of Buyer or to resort to other security or remedies which may be available, and Seller waives any other defenses that might otherwise have been available.

Seller:________________________________________ By:_____________________________

Title:_________________________________________ Date:___________________________

4. WITHOUT RECOURSE: This assignment shall be without recourse against Seller except for such obligations as are set forth in the assignment above.

Seller:________________________________________ By:_____________________________

Title:_________________________________________ Date:___________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION AND DEBT CANCELLATION COVERAGE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Date:
                               RETAIL INSTALLMENT          ----------------
                               CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as the "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security     __ I am giving a security interest in the goods or property being purchased.
 Late Charge  __ If a payment is more than 10 days late, I will be charged 5% of the scheduled payment or $5.00, whichever is less.
 Prepayment   __ If I pay off early, I will not have to pay a penalty.
 Filing Fees  __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISCLOSURES AND ITEMIZATION OF AMOUNT FINANCED

1  Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Debt Cancellation Coverage
      for a term of _____ months                    $__________   Paid to the *
   b. Credit Life and/or Credit Disability                        Insurance
      Insurance for a term of _____ months          $__________   Company
   c. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   d. Taxes (Not included in Cash Price)     $__________    Paid to
   e. License Fees           $__________                    Public
      Certif. of Title Fees  $__________                    Officials
      Regist. Fees           $__________     $__________

   f. Service Contract ..................... $__________ Paid to_______*
   g. ______________________________________ $__________ Paid to ______
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.



-------------------------------------------------------------------------------

                              SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.


                                  Service Contract Price: $____________________

Service Contract Administrator:________________________________________________

Term:_______________________________________________________ My Initials_______

_______________________________________________________________________________

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach in accordance with and subject to the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.



-------------------------------------------------------------------------------
(Seller)                                                 Date

By:
   ----------------------------------------------------------------------------
   Signature                                             Title


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

DEBT CANCELLATION COVERAGE ELECTION
DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER.
The person(s) signing this Debt Cancellation Coverage election (check the applicable box)
/ / Request(s) Debt Cancellation Coverage cancelling all or part of the remaining balance due on this contract when the vehicle securing this contract is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of this coverage is shown in Item 4a at left for the entire term of this contract, unless the term is set forth herein: __________ months.
/ / Do(es) not want any Debt Cancellation Coverage.


-------------------------------------------------------------------------------
Customer's Signature to above statement                          Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

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CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box(es))
    Request(s)
    / / Credit Life Insurance, at a cost of $____________.
    / / Credit Disability Insurance at a cost of $____________. If credit life insurance and/or credit disability insurance is elected the total cost of this insurance is shown in Item 4b at left for the entire term of this contract, unless the terms is set forth herein:
        ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only. / / Both Insured Customer and Co-Customer. Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the Insurance Carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INCLUDE LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE.
-------------------------------------------------------------------------------

NOTICE TO THE BUYER: DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

-------------------------------------------------------------------------------
I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.




-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

MO MV (6/97)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds and proceeds of all debt cancellation coverage relating to persons or property, including return or unearned premiums, unearned debt cancellation charges, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance, all debt cancellation coverage and any service contract financed as part of this contract and credit any refund to the unpaid balance if permitted by law and after the expiration of the period set forth in whatever notice, is required by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of 5% of the scheduled payment or $5.00, whichever is less. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if any of the following occurs and the prospect of payment, performance or ability to realize on the Collateral is significantly impaired (the requirement that the prospect of payment performance or ability to realize on the Collateral be significantly impaired applies only if the original cash price was $7,500 or less): I die, the credit application I furnished to you is false or misleading in any material respect, all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, I do not comply with any other requirement of this contract, bankruptcy or insolvency proceedings are brought by or against me, I abandon the Collateral, or a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, then the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, after the expiration of the period set forth in whatever notice, if any, is required by law.

REMEDIES--If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral after the expiration of the period set forth in whatever notice, if any, is required by law and you may peaceably and lawfully enter my premises to effect the reposession. Except to the extent otherwise provided in Missouri Revised Statutes, secs 408 551 - 408 562, if applicable, you have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. If you sell my Collateral, you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus the collection fees, expenses and charges set forth below) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, and the original amount financed was more than $500 and the amount remaining unpaid at the time of default was $300 or more, I agree to pay you the balance. If this contract is referred to an attorney not your salaried employee for collection, I will pay your reasonable attorneys' fees not to exceed 15% of the amount due and payable under this contract. I will also pay all your reasonable expenses of repossession, storage preparation for sale and sale of the Collateral. I will also pay you a charge of $15 plus the actual charge imposed by the depository institution for each check, draft, order or like instrument submitted to you in payment on this contract which is returned unpaid.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract. I UNDERSTAND AND CONSENT THAT SOME PAYMENTS TO THIRD PARTIES FINANCED AS PART OF THIS CONTRACT MAY INVOLVE MONEY RETAINED BY YOU OR PAID BACK TO YOU AS COMMISSIONS OR OTHER REMUNERATION.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

FURTHER INSURANCE PROVISIONS--The credit insurance and/or the debt cancellation charge, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or the debt cancellation charge, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or the debt cancellation charge respectively obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, and notice of dishonor and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, NO EXPRESS WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Missouri.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract;
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3.  If the signature of Seller or its agent appears below the words
"Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power, and
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof. Seller absolutely and unconditionally agrees that the liability of Seller hereunder shall not in any way be affected or impaired by the cancelation of Customer's liability for any reason (other than full payment of the Contract) or by any extention, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION AND DEBT CANCELLATION COVERAGE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as the "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased
 Late Charge    __ If a payment is more than 10 days late, I will be charged $15.00 or 5% of the scheduled payment, whichever is greater.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISCLOSURES AND ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Debt Cancellation Coverage
      for a term of _____ months ........... $__________    Paid to the
   b. Credit Life and / or Credit Disability                Insurance
      Insurance for a term of _____ months . $__________*   Company
   c. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   d. Taxes (Not included in Cash Price)     $__________    Paid to
   e. License Fees           $__________                    Public
      Certif. of Title Fees  $__________                    Officials
      Regist. Fees           $__________     $__________
   f. Service Contract ..................... $__________    Paid to ______*
   g. ______________________________________ $__________    Paid to ______
   h. ______________________________________ $__________    Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $_____________
5. Amount Financed (3+4) .................................. $_____________
6. Finance Charge ......................................... $_____________
7. Total of Payments (5+6) ................................ $_____________
8. Total Sale Price (1+4+6) ............................... $_____________
*  Seller may be retaining a portion of this amount.

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PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments. However, if as the result of late payments or deferred payments the last payment is more than 105% of the regularly scheduled payment I may pay the deferred finance charge within 25 days after the date the last payment is due.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.


-------------------------------------------------------------------------------

                                SERVICE CONTRACT
                                ----------------
Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.



                                  Service Contract Price $_____________________

Service Contract Administrator:________________________________________________

Term:__________________________________________________ My initials ___________

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be assigned to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach in accordance with and subject to the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.


-------------------------------------------------------------------------------
(Seller)                                                   Date

By:
    ---------------------------------------------------------------------------
    Signature                                              Title

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT WITH ALL BLANKS FILLED IN AND THAT I HAVE READ IT AND UNDERSTAND IT.


-------------------------------------------------------------------------------
Customer

-------------------------------------------------------------------------------
Co-Customer

PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. CUSTOMER MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

DEBT CANCELLATION COVERAGE ELECTION

DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER.
The person(s) signing this Debt Cancellation Coverage election (check applicable box)
/ / Request(s) Debt Cancellation Coverage cancelling all or part of the remaining balance due on this contract when the vehicle securing this contract is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of this coverage is shown in Item 4a at left for the entire term of this contract, unless the term is set forth herein: __________ months.
/ / Do(es) not want any Debt Cancellation Coverage.


-------------------------------------------------------------------------------
Customer's Signature to above statement                          Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION

CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box(es))
    Request(s)
    / / Credit Life Insurance, at a cost of $_____________________.
    / / Credit Disability Insurance, at a cost of $________________. If credit life insurance and/or credit disability insurance is elected the total cost of this insurance is shown in Item 4b at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only. / / Both Insured Customer and Co-Customer. Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the Insurance Carrier.
-------------------------------------------------------------------------------
I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------

SUMMARY OF BUYER'S RIGHTS
This is an accrued finance charge (simple interest) contract and I may pay off all my debt early without penalty. If there is a default under this contract and the vehicle is repossessed, then I may redeem it by fulfilling all my obligations under this contract (not just paying the amount in default) as set forth in the section entitled "Remedies" on the reverse of this contract.
-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------
I AGREE TO ALL THE TERMS OF THIS CONTRACT.
-------------------------------------------------------------------------------
  WARNING: THE INSURANCE AFFORDED HEREUNDER DOES NOT COVER LIABILITY FOR
  INJURY TO PERSONS OR DAMAGE TO PROPERTY OF OTHERS UNLESS SO INDICATED HEREON.
-------------------------------------------------------------------------------
NOTICE TO BUYER: DO NOT SIGN THIS CONTRACT IN BLANK. YOU ARE ENTITLED TO 1
TRUE COPY OF THE CONTRACT YOU SIGN WITHOUT CHARGE. KEEP IT TO PROTECT YOUR LEGAL RIGHTS.


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non- Customer Co-Owner                                           Date

-------------------------------------------------------------------------------
Non- Customer Co-Owner                                           Date


 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

                                GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract.
The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law.

                                   (Seal)
----------------------------------        ----------------------------------
                                                                   (Address)

                                   (Seal)
----------------------------------        ----------------------------------
                                                                   (Address)

                        SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration, Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller.

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter collectively called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract, (e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment. Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except its modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

      ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller:                                Seller:
       -------------------------------        ---------------------------------

By:                                    By:
   -----------------------------------     ------------------------------------
             Authorized Agent                        Authorized Agent

                         ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty:               Number of Months:
                        --------------                  -----------------------

Seller:
       -------------------------------

By:
   -----------------------------------
             Authorized Agent

                              SUBSEQUENT ASSIGNMENT

FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto ______________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.


                                       LONG BEACH ACCEPTANCE CORP.

Date                                   By:
    ----------------------------------    -------------------------------------

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds and proceeds of all debt cancellation coverage relating to persons or property, including return or unearned premiums, unearned debt cancellation charges, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance, all debt cancellation coverage and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of $15.00 or 5% of the scheduled payment, whichever is greater. If you accept late or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me or if I abandon the Collateral, or if a court officer such as a trustee receiver or sequestrator is appointed to take possession of my property or the Collateral then the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral and you may peaceably and lawfully enter my premises to effect the repossession. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If you sell my Collateral, you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale will be credited to the unpaid balance on this contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. If you repossess the Collateral, I have the legal right to redeem it at any time before you have disposed of it, agreed to dispose of it or discharged any obligations under this contract by fulfilling my obligations under this contract. I will also pay you a charge of $25 for each check or other payment instrument submitted to you in payment on this contract which is dishonored because of insufficient funds.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

    I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS--The credit insurance and/or the debt cancellation charges, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or the debt cancellation charge, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or the debt cancellation charges, respectively, obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. HOWEVER, IF YOU MAKE A WRITTEN WARRANTY COVERING THE VEHICLE OR, WITHIN 90 DAYS FROM THE DATE OF THIS CONTRACT, YOU EXTEND A SERVICE CONTRACT COVERING THE VEHICLE, THIS EXCLUSION OF WARRANTIES WILL NOT AFFECT ANY IMPLIED WARRANTIES DURING THE TERM OF THE APPLICABLE WRITTEN WARRANTY OR SERVICE CONTRACT. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies: otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Michigan.

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade            Description       Identification No.      State
                               Name (Also No., if applicable)                             (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the property being purchased.
 Late Charge    __ If a payment is more than 15 days late, I will be charged a late charge of $5.00 or 5% of the scheduled payment, whichever is less.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________

 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _____________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      __________________________________     $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life
      and Accident and Health Insurance .... $__________    Paid to the
   e. Vendor's Single Interest Insurance ... $__________    Insurance Company *
   f. Service Contract ..................... $__________ Paid to ______*
   g. __________________________________     $__________ Paid to ______
   h. __________________________________     $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.



-------------------------------------------------------------------------------

                               SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                        Service Contract Price: $______________________________

Service Contract Administrator:________________________________________________

Term:______________________________________________  My initials ______________


-------------------------------------------------------------------------------
NOTICE TO THE BUYER: 1. DO NOT SIGN THIS CONTRACT IF ANY OF THE SPACES INTENDED FOR THE AGREED TERMS TO THE EXTENT OF THEN AVAILABLE INFORMATION ARE LEFT BLANK. 2. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGNED.
3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (a) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE; (b) TO REDEEM THE PROPERTY IF REPOSSESSED FOR A DEFAULT: (c) TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE PROPERTY IF REPOSSESSED.
-------------------------------------------------------------------------------


ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature



PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $__________, and is reflected in Item 4e at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR CO-CUSTOMER.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
YOU (THE CUSTOMER) CANNOT BE DENIED CREDIT SIMPLY BECAUSE YOU CHOOSE NOT TO BUY CREDIT INSURANCE. CREDIT LIFE INSURANCE AND CREDIT ACCIDENT AND HEALTH INSURANCE ARE NOT REQUIRED TO OBTAIN CREDIT. INSURANCE WILL NOT BE PROVIDED UNLESS YOU SIGN AND AGREE TO PAY THE ADDITIONAL CHARGE.

The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Accident and Health Insurance. If credit life insurance or credit life and accident and health insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the terms is set forth herein: ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one) / / Insured Customer only. / / Both Insured Customer and Co-Customer. Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the Insurance Carrier.
-------------------------------------------------------------------------------

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED.

I will furnish copy of policy with long form loss payable clause, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.

I ACKNOWLEDGE RECEIPT OF A TRUE COPY OF THIS CONTRACT WHICH WAS COMPLETELY FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

MA/MV (7/96)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest.

DEFAULT--If any part of any payment is more than 15 days late, I will pay you a late charge equal to 5% of the scheduled amount of the payment or $5, whichever is less. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I fail to make any of my scheduled payments on its due date, or if I fail to comply with any other requirement of this contract and the value of the Collateral is substantially impaired, and 10 or more days have elapsed since such failure, you may send me a notice giving me 21 days to eliminate the default. If I do so, I have the right to continue making monthly payments. If I do not eliminate the default in the manner stated in the notice, or if I eliminate the default but default again and fail to eliminate the latter default, or if I do not have the right to eliminate the latter default, then the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire. In addition, you may repossess the Collateral. After you have sent 3 separate notices for 3 separate defaults, I will not have the right to eliminate a default as described above.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral if you do not enter on any property owned or rented by me and if you repossess the Collateral with my consent given at the time, you can peaceably enter my premises to do so. Otherwise, if the Collateral is on my premises a court hearing prior to possession is required. Except to the extent otherwise provided in the Massachusetts Motor Vehicle Retail Installment Sales Act, you have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 20 days after repossession if I claim that any articles not covered by this contract are on or in the Collateral at the time of repossession. If you sell my Collateral you have a right to sell to a dealer. I can redeem repossessed Collateral within 20 days after repossession, or thereafter until it is disposed of or a contract is entered into for its disposition. The proceeds of the sale (minus expenses of repossession and storage) will be credited to my unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it. If any money is still owing and at the time of default the amount required to prepay the contract in full was more than $2000, I agree to pay you the difference between the balance due and the fair market value of the Collateral. I will also pay you a charge of $10 for each check, draft or payment order submitted to you in payment on this contract which is dishonored or returned unpaid.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate and, such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies, otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the Commonwealth of Massachusetts.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law.

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct, (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

                          LAW(TM) 553 MARYLAND 5/96

LAW(TM) FORM NO. 553-MD (REV 5/96) CALL (800)344-0996 -C- 1996 THE REYNOLDS AND
REYNOLDS COMPANY         5/97

                            LINE UP COMPUTER PRINTER SQUARELY WITH BRACKET BELOW

                      THIS IS A CONSUMER CREDIT SALE DOCUMENT


SIMPLE INTEREST MOTOR VEHICLE CONTRACT AND SECURITY AGREEMENT
--------------------------------------------------------------------------
BUYER'S NAME                                              DATE OF CONTRACT   STOCK NO.________________
                                                                             Source __________________
--------------------------------------------------------------------------   Salesperson _____________
BUYER'S RESIDENCE OR PLACE OF BUSINESS         ZIP CODE   AGREEMENT No.      Date ____________________
                                                                             Bus. Phone ______________
--------------------------------------------------------------------------   Res. Phone ______________
CO-BUYER'S NAME AND ADDRESS

--------------------------------------------------------------------------
In this contract the words "we," "us" and "our" refer to the creditor (seller) named below or, upon any assignment, its assignee. The words "you" and "your" refer to the buyer and co-buyer if any named herein and to the heirs, executors, administrators and assigns of such buyer and co-buyer. We sell you the motor vehicle described below (the "vehicle") on credit. The credit price is shown below as the "Total Sale Price."
The "Cash Price" is also shown below. By signing this contract you choose to buy the vehicle on credit and agree to pay the Amount Financed, along with a Finance Charge at the Annual Percentage Rate shown below on the unpaid principal balance of the Amount Financed, according to the schedules, terms and agreements shown on the front and back of this contract. If this contract is signed by a buyer and co-buyer, each is individually and together responsible for all agreements in the contract. You have received from the
Seller a buyer's order, purchase order, bill of sale or similar document, and you agree that the terms of such document are incorporated into this contract by this reference.
SEE OTHER SIDE FOR ADDITIONAL TERMS AND AGREEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
NEW/USED    YEAR     MAKE     CYL    DIESEL   GAS   OTHER  BODY STYLE   MODEL    ODOMETER READING     VEHICLE IDENTIFICATION NUMBER

         --------------------------------------------------------------------------------------------------------------------------
         COLOR           TRIM           TIRES        TRANS       KEY NO            LIC. NO           R.O.S. NO

-----------------------------------------------------------------------------------------------------------------------------------
                              DISCLOSURES PURSUANT TO THE TRUTH-IN-LENDING ACT
-----------------------------------------------------------------------------------------------------------------------------------
         ANNUAL             FINANCE CHARGE          AMOUNT FINANCED           TOTAL OF PAYMENTS             TOTAL SALE PRICE
   PERCENTAGE RATE        The dollar amount the  The amount of credit      The amount you will have      The total cost of your
The cost of your credit   credit will cost you.  provided to you or on     paid after you have made all  purchase on credit,
as a yearly rate.                                your behalf.              payments as scheduled.        including your down
                                                                                                         payment of $___________.

                      %   $                 (e)  $                         $                       (e)   $                     (e)
-----------------------------------------------------------------------------------------------------------------------------------
YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------------------------------------------------------------
          Number of Payments:                      Amount of Payments:               When Payments Are Due:
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
        Payments of                                                           Monthly, beginning
-----------------------------------------------------------------------------------------------------------------------------------
One Final Payment of
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in the goods or property being purchased.                        (e) MEANS AN ESTIMATE
LATE CHARGES: If any payment is more than 7 days late you will be charged 5% of the late amount.
PREPAYMENT: You may pay your contract in full at any time without penalty.
See the remainder of this document for any additional information about nonpayment, default and any required prepayment in full before the scheduled date.
-----------------------------------------------------------------------------------------------------------------------------------

IF YOU ARE BUYING A USED VEHICLE WITH THIS CONTRACT, AS INDICATED IN THE DESCRIPTION OF THE VEHICLE ABOVE, FEDERAL REGULATIONS MAY REQUIRE A SPECIAL BUYERS GUIDE TO BE DISPLAYED ON THE WINDOW.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.
--------------------------------------------------------------------------------
                               STATEMENT OF INSURANCE
NOTICE: NO PERSON IS REQUIRED AS A CONDITION OF FINANCING THE PURCHASE OF A MOTOR VEHICLE TO PURCHASE, OR NEGOTIATE, ANY INSURANCE THROUGH A PARTICULAR INSURANCE COMPANY, AGENT OR BROKER. You have requested Seller to include in the balance due under this contract the following insurance. Insurance is to expire WITH / / BEFORE / / AFTER / / the due date of the final installment. Buyer requests Seller to procure insurance on the vehicle against fire, theft, and collision for the term of this contract. Any insurance will not be in force until accepted by the insurance carrier.
                                                            Premium
$____________ DED., COMP., FIRE & THEFT ________ Mos. $__________________
$_______________ DEDUCTIBLE COLLISION   ________ Mos. $__________________
BODILY INJURY $________________ LIMITS  ________ Mos. $__________________
PROPERTY DAMAGE $______________ LIMITS  ________ Mos. $__________________
MEDICAL ______________________________  ________ Mos. $__________________
______________________________________  ________ Mos. $__________________
                    TOTAL VEHICLE INSURANCE PREMIUMS  $________________(a)
Name of Insurer__________________________________________________________
The foregoing declarations are hereby acknowledged.

                     X                       X
___________________________________________________________________________
DATE                   SELLER                   BUYER
-------------------------------------------------------------------------
                    CREDIT INSURANCE AUTHORIZATION
YOU VOLUNTARILY REQUEST THE CREDIT INSURANCE CHECKED BELOW, IF ANY, AND UNDERSTAND THAT SUCH INSURANCE IS NOT REQUIRED. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under this contract. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract.
Only the persons whose names are signed below are insured.

CREDIT LIFE ________________________ Mos. Premium $_______________________
JOINT LIFE _________________________ Mos. Premium $_______________________
CREDIT DISABILITY___________________ Mos. Premium $_______________________
JOINT CREDIT DISABILITY_____________ Mos. Premium $_______________________
                 TOTAL CREDIT INSURANCE PREMIUMS $_______________________(b) Name of Insurer___________________________________________________________
/ / You want Credit Life Insurance / / You do not want Credit Life Insurance / / You want Credit Disability Insurance
/ / You want Joint Credit Life Insurance
/ / You want Joint Credit Disability Insurance
/ / You do not want Credit Disability Insurance
If the boxes above are checked to indicate that you desire Credit Life or Credit Disability Insurance, or both, your signature below and on an application for insurance that you have completed in connection with this contract means that you agree that you elect the insurance shown above subject to the eligibility requirements, conditions and exclusions set forth in your insurance policy(ies) or certificate(s). If the boxes above are checked to indicate that you do not want Credit Life or Credit Disability Insurance, or both, your signature below acknowledges that fact.

                       X
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DATE                     BUYER
                       X
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DATE                     CO-BUYER

You request an optional Debt Cancellation Agreement to be provided by someone other than the Seller. The purchase of a Debt Cancellation Agreement is not required to obtain credit. The cost of the Debt Cancellation Agreement (also shown in item 5A of the Itemization of Amount Financed) is..... $____________(c)

          X                                       X
--------------------------------------  ----------------------------------------
DATE     BUYER                          DATE      CO-BUYER

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    ITEMIZATION OF AMOUNT FINANCED
    A. Cash Price Motor Vehicle and Accessories.. $_________________(A)
       1. Cash Price Vehicle..... $______________
       2. Cash Price Accessories. $______________
    B. Sales Tax................................. $_________________(B)
1.  C. Luxury Tax................................ $_________________(C)
    D. Service Contract (optional)**............. $_________________(D)
       *See Service Contract Box below
    E. Debt Cancellation Agreement (optional).... $_________________(E)
    F. Tire Tax.................................. $_________________(F)
    G. Other..................................... $_________________(G)
       To whom paid_______________________________________
    H. Other..................................... $_________________(H)
       To whom paid_______________________________________

    TOTAL CASH PRICE (1A to H)........................... $_________________(1)
    A. Trade-In (Description)
           Yr ________  Make __________
           Model ______________________________    $_________________(A)
           V.I.N. _______________________________________________
           Odometer ___________________
2.  B. Less Pay Off..............................  $_________________(B)
    C. NET TRADE-IN (A minus B)..................  $_________________(C)
    D. Cash Downpayment..........................  $_________________(D)
    E. Manufacturer's Rebate.....................  $_________________(E)
    TOTAL DOWNPAYMENT (2C+D+E)..........................  $_________________(2)
3.  NET CASH PRICE (1 minus 2)........................... $_________________(3)
    AMOUNTS PAID TO PUBLIC OFFICIALS
    A. License................................... $_________________(A)
    B. Registration.............................. $_________________(B)
    C. Title..................................... $_________________(C)
4.  D. Transfer.................................. $_________________(D)
    E. Temporary Tag............................. $_________________(E)
    F. Lien...................................... $_________________(F)
    G. Inspection................................ $_________________(G)
    H. Other..................................... $_________________(H)
    TOTAL OFFICIAL FEES (4A to H)........................ $_________________(4)
    OTHER AMOUNTS FINANCED**
    A. Total premiums paid to insurance companies
5.     per Statement of Insurance (a+b+c)........ $_________________(A)
    B. Other..................................... $_________________(B)
       To whom paid_______________________________________
    C. Other..................................... $_________________(C)
       To whom paid_______________________________________
    TOTAL OTHER AMOUNTS FINANCED (5A to C)............... $_________________(5)
6.  AMOUNT FINANCED (3+4+5).............................. $_________________(6)
7.  FEES NOT FINANCED.................................... $_________________(7)
       To whom paid_______________________________________
    **We may retain or receive a portion of these amounts.
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VEHICLE USE: The primary use of the vehicle will be
             / / Personal, Family or Household  / / Commercial  / / Agricultural
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*SERVICE CONTRACT (Optional) You request a service contract written with the following company for the term below. The cost is shown in item (1D) above.

Company___________________________________________ Term ________________ Months
Buyer X____________________________________Co-Buyer X__________________________
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OPTION: / / You pay no Finance Charge if the Amount Financed, item 6, is paid in full on or before ________________________ 19 ______. SELLERS INITIALS ______
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                         THERE IS NO COOLING OFF PERIOD
STATE LAW DOES NOT PROVIDE FOR A "COOLING OFF" OR OTHER CANCELLATION
PERIOD FOR THIS SALE. THEREFORE, YOU CANNOT LATER CANCEL THIS CONTRACT SIMPLY BECAUSE YOU CHANGE YOUR MIND, DECIDE THE VEHICLE COSTS TOO MUCH, OR WISH YOU
HAD ACQUIRED A DIFFERENT VEHICLE. AFTER YOU SIGN BELOW, YOU MAY ONLY CANCEL
THIS CONTRACT WITH THE AGREEMENT OF THE SELLER OR FOR LEGAL CAUSE, SUCH AS
FRAUD.
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BUYER AND CO-BUYER ACKNOWLEDGE THAT (1) BEFORE SIGNING THIS CONTRACT BUYER
AND CO-BUYER HAVE READ BOTH SIDES OF THIS CONTRACT AND RECEIVED A LEGIBLE, COMPLETELY FILLED-IN COPY OF THIS CONTRACT; AND (2) BUYER AND CO-BUYER HAVE RECEIVED A COPY OF EVERY OTHER DOCUMENT THAT BUYER AND CO-BUYER SIGNED DURING THE CONTRACT NEGOTIATION.

BUYER'S SIGNATURE X__________________________ Seller _________________________
CO-BUYER'S SIGNATURE X_______________________ Seller's Address _______________
                                              By X______________Title_________

LAW(TM) FORM NO. 553-MD (Rev 5/96) US PATENT NO 342,967 CALL (800)344-0996
      -C- 1996 THE REYNOLDS AND REYNOLDS COMPANY
     The Printer makes no warranty, express or implied, as to content or fitness for purpose of this form. Consult your own legal counsel

   TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING. 2. BUYER AND SELLER
              SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                     ADDITIONAL TERMS AND AGREEMENTS

A. PROMISE TO PAY: You promise to pay the downpayment and Amount Financed, plus the Finance Charges on the Amount Financed as shown in the Payment Schedule, even if the vehicle is damaged, destroyed or missing.
B. SIMPLE INTEREST CONTRACT: This is a simple interest contract. The Finance Charge, Total of Payments and Payment Schedule shown may differ from the amount you will ultimately have to pay if your payments are not received on their exact due dates or the Seller adds amounts to the amount you owe for any of the reasons stated below. For example, early payments would reduce your final payment, while late payments and additions to the amount you owe would increase it. Your final payment may be different from the amount shown (or at our option, we may require you to make additional payments until all amounts you owe are paid in full) if the Seller figured the Payment Schedule assuming equal monthly payment periods and other factors permitted under the Truth in Lending Act. Your promise to pay requires you to pay the final payment on the date due even if it is different from the amount shown for any of these reasons.
C. SECURITY INTEREST: You hereby grant us a security interest under the Uniform Commercial Code in the vehicle and all parts and accessories on the vehicle or added to the vehicle within 10 days of the date hereof, and in all insurance premiums financed for you or rebates from insurance premiums, service contracts, and in the proceeds thereof and of any insurance policies covering the vehicle or credit life or disability insurance policies financed hereunder, which security interest secures all sums which may become due under this contract, as well as may modifications, extensions, renewals, amendments, or re-financing of it.
D. USE OF VEHICLE: You agree to keep the vehicle free of all taxes and liens, except in favor of Seller and not to use the vehicle--or permit the vehicle to be used--illegally, improperly, or for hire, or to expose the vehicle to misuse, seizure, or confiscation, or other involuntary transfer, even if the vehicle was not the subject of judicial or administrative action. You agree not to make any material change in the vehicle or allow any material change in it to be made, or to remove the vehicle, or allow it to be removed from this State for a period in excess of 30 days or transfer any interest in the vehicle. You agree to keep the vehicle in good working condition and make all necessary repairs. You agree not to remove the vehicle, nor to permit its removal, from this country. Although we are not obligated to do so, if we elect to pay any liens, fees or taxes in connection with the vehicle, or to expend any other amount to protect our interests in the vehicle, you will reimburse us, at our option, (1) upon our demand upon you to do so or (ii) we may add the dollar amount of any such liens, fees, taxes or other charges we pay to the balance of this contract, accruing Finance Charge, from the time we pay such amounts until the time you pay them to us, at the Annual Percentage Rate shown on the face of this contract, with such dollar amount and Finance Charge due at maturity of this contract or, at our option, in monthly installments due on the remaining payment dates shown on the face of this contract.
E. INSURANCE: You agree to keep the vehicle insured in our favor with a policy satisfactory to us and with an insurer authorized to do business in the jurisdiction in which the vehicle is registered, with comprehensive fire, theft and collision coverage, insuring the vehicle in an amount sufficient to cover the value of the vehicle. You agree to deliver the policies to us, and you agree that we may (i) contact your insurance agent to verify coverage or to add us as a loss payee or lienholder, (ii) make any claim under your insurance policy, (iii) cancel any insurance financed under this contract on your default, and (iv) receive any payment of loss or returned premium, and apply the amounts received, at our option, to repair or replace the vehicle or to your indebtedness under this contract, including indebtedness not yet due. If you fail to maintain such insurance, we may, at our option, procure insurance to protect our interest in the vehicle, and you agree to pay for any insurance we procure and Finance Charges on the premiums at the Annual Percentage Rate shown on the reverse, according to the notice we send you. You agree that any insurance we purchase may be for the protection of only our interest in the vehicle, and may be for the remaining term of the contract or any shorter period as we determine. You understand that the insurance premiums may be higher if we must purchase insurance than if you had purchased the insurance yourself. If insurance has been purchased in connection with this contract, any difference between the amounts shown in the Statement of Insurance for premiums which may arise from errors in computation, classification, grouping or zoning, or changes in the type of insurance shall be payable by you on demand. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged or destroyed.
F. PREPAYMENT OF AMOUNT OWED: You may prepay all amounts due under this contract at any time.
G. DEFAULT: If you breach any warranty or default in the performance of any promise you make in this contract or any other contract you have with us, including, but not limited to, failing to make any payment when due, or become insolvent, or file any proceeding under the U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged, destroyed, or impounded, we may at our option and without notice or demand (1) declare all unpaid sums immediately due and payable subject to any right of reinstatement as required by law (2) file suit against you for all unpaid sums (3) take immediate possession of the vehicle with or without judicial proceedings (4) exercise any other legal or equitable remedy. Upon repossessing the vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it, together with any accessories, equipment or replacement parts installed therein, at public or private sale. We may purchase the vehicle at any public sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the vehicle, and the remainder will be applied to unpaid sums owing under this contract, including collection costs and attorney fees. If there is any money left over (surplus) it will be paid to you or to another person if required by applicable law. If a balance still remains owing, you promise to pay the same upon demand. If you default or breach this contract you agree to pay Finance Charges at the Annual Percentage Rate shown on the reverse side or if higher the highest interest rate permitted by law, until all sums owing us are paid in full or judgment is entered. Our remedies are cumulative and taking of any action shall not be a waiver or prohibit us from pursuing any other remedy. You agree that upon your default we shall be entitled to recover from you our reasonable collection costs, including, but not limited to, an attorney's fee. In addition, if we repossess the vehicle, you grant to us and our agents permission to enter upon any premises where the vehicle is located. Any repossession will be performed peacefully. You agree we are entitled to recover from you our reasonable costs and expenses arising out of that repossession, including, but not limited to any sums we pay third party agents. With respect to any sums we are entitled to recover pursuant in the previous four sentences, you will reimburse us, at our option, (i) upon our demand upon you to do so or (ii) we may add the dollar amount of any such sums, costs and expenses to the balance of this contract, accruing Finance Charge, from the time we pay such amounts until the time you pay them to us, at the Annual Percentage Rate shown on the face of this contract.
H. WARRANTIES OF BUYER: You promise that you have given true and correct information in your application for credit, you have no knowledge that will render that information untrue in the future, and you understand that we have relied upon the correctness of that information in entering into this contract; that upon request you will provide us with documents and other information necessary to verify any item of information contained in your credit application; that you have given us a true payoff amount on any vehicle traded in and that if it is not correct and is greater than the amount shown in this contract, you will pay the excess to us upon demand, and that any trade-in vehicle described on the reverse of this contract is free from all claims of others, except as previously disclosed to us.
I. POWER OF ATTORNEY: You hereby appoint us, as well as any of our appropriate officers or other employees, as your attorney-in-fact, with full power of substitution, to sign in your name, place and stead any and all Certificates of Ownership, Registration Cards, applications, affidavits and/or any other documents required or necessary to transfer or convey any and all right, title and interest in and to the vehicle, to any person or persons, and to do and perform any and all other acts necessary or incident to the execution of the powers you hereby grant us, including without limitation endorsing insurance proceeds checks on your behalf, as fully and to all intents and purposes as you might or could do if personally present. This grant of a power of attorney, being coupled with an interest, is irrevocable until all your obligations under this contract are fully satisfied or until judgment is entered.
J. OTHER AGREEMENTS OF BUYER. (1) in the event the estimated Motor Vehicle Administration fees are greater than the amount shown, you will pay the excess to us upon demand If they are less, we will refund the excess to you.
(2) You agree that if we accept moneys in sums less than those due or make extensions of due dates of payments under this contract doing so will not be a waiver of any later right to enforce the contract terms as written. (3) To the extent permitted by law, we may charge you a $15 fee for the return by a depositary institution of a check that is dishonored on the second presentment. (4) If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense, as permitted by law, and if you do not claim the property within 10 days after repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you. (5) If your payment is more than 7 days late you may be charged 5% of the late amount. (6) You will allow us to inspect the vehicle at any reasonable time and notify us of any change of your address immediately. (7) You acknowledge that we may assign this contract and you agree that the assignee will have all our rights and remedies under this contract and you agree to pay all that is still owed under this contract at the times due, and in the amounts due, to the assignee (8) Upon payment of this contract in full we may endorse the Certificate of Title or a release of our security interest, as appropriate, and send it to any of you. (9) Any provision of this contract which may be held invalid shall not mean that this contract is unenforceable and the remaining provisions shall continue to be binding. (10) No transfer, renewal, extension, or assignment of any abstract in this contract will release you from your obligations under this contract.
(11) This contract is to be governed by Maryland law and specifically by Subtitle 10 of Title 12 of the Supplemental Law Article of the Maryland Code and, if the article is repossessed hereunder, the laws of the jurisdiction in which the repossession occurs may govern such repossession. (12) All of the agreements between us and you are set forth in this contract and no modification of this contract shall be valid unless it is made in writing and signed by you and us. (13) We may obtain a consumer credit report from one or more consumer credit reporting agencies (credit bureaus) in connection with your application and any update, renewal, refinancing, modification or extension of this contract and any affiliate of ours may obtain one of more consumer reports on you. You agree that we may also verify your employment, pay, assets and debts and that anyone receiving a copy of this contract is authorized to provide us with such information. You agree that we, an assignee, any of our affiliates and others may exchange credit, account and financial information (including information in any credit reports) about you. You agree that this includes, but is not limited to, the sharing of information for the purposes of providing customer service, considering your eligibility for any product or service offered by us or others, and enforcing your obligations to us or an affiliate.
K. DELAY IN ENFORCEMENT: We can delay or waive enforcement of any of our rights, under this contract without losing them.
L. DESCRIPTION OF THE VEHICLE: You agree that you have verified the description of the vehicle to your satisfaction.
M. NOTICES: Any notice sent to you will be sufficient if mailed to your last known address, which is presumed to be your address as set forth in this contract unless you have given us written notice of a change of your address.
N. NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER. THE NOTICE ABOVE DOES NOT APPLY IF THE BOX FOR COMMERCIAL OR AGRICULTURAL USE IS CHECKED ON THE REVERSE OF THIS CONTRACT.

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                          ASSIGNMENT WITH RECOURSE
For value received the Seller ("Seller") named on the other side of this Simple Interest Motor Vehicle Contract and Security Agreement ("Contract") does hereby sell assign and transfer to: ______________________________________
and its successors and assigns ("Assignee") all of Seller's right title and interest to the Contract, the property described in the Contract
("Property"), and all moneys due and to become due under the Contract. Seller (jointly or severally if more than one) hereby further agrees as follows:
Seller guarantees full performance of the Contract in all its terms and the prompt payment when due of any and all sums due under the Contract, together with collection expenses, costs and attorney's fees, and agrees to pay any attorney's fees and costs incurred in enforcing this Assignment With
Recourse. Seller has not assisted the buyer named in the Contract ("Buyer") in obtaining a loan from any third party to be used as all or a part of any downpayment or any other payment on the Contract, except as expressly stated in the Contract. Seller represents and warrants that all requirements of federal and state laws applicable to the Contract, including, without limitation, the Federal Truth in Lending Act, the Federal Equal Credit Opportunity Act, state and federal laws regulating consumer credit and discrimination in the granting of consumer credit, and regulations promulgated under such laws, have been complied with. Without limiting the scope of the preceding sentence, Seller has given to Buyer all disclosures required to be made by Subtitle 3 of Title 15 of the Maryland Transportation Article. Seller agrees to indemnify Assignee against and hold Assignee harmless from all claims, actions, suits, proceedings, costs, expenses, loss, damages and liabilities, including attorney's fees, arising out of, related to, connected with or resulting from any contention, whether well founded, baseless or otherwise, that there has been a violation of, or failure to comply with, any such laws in connection with the Contract. Seller agrees that in the event the Buyer breaches the Contract whether or not the Property has been repossessed, or an attempt has been made to do so, suit may be brought by Assignee against Seller, whether or not suit has been commenced against Buyer, and without waiving any rights as to time of repossession. Seller agrees that in the event of default by Buyer or repossession of the Property, Seller will pay to Assignee upon demand the entire balance outstanding under the Contract. Seller waives all rights, defenses, demands and notices under this Assignment With Recourse and all other rights that can be waived in an assignment such as this. Seller agrees to indemnify Assignee from all claims, demands, loss and liability, including attorney's fees, in any way arising from the Property or the making or assignment of the Contract. Seller waives any and all notice of nonpayment, demand, presentment or protest which may be required under this Assignment With Recourse or in connection herewith, and agrees that any extensions or impairments of remedies which may be granted by Assignee to Buyer shall not in any manner release Seller. In the event that suit is instituted to enforce any of the terms of this Assignment With Recource, Seller waives the right to change the place of trial from a court originally acquiring jurisdiction. Seller warrants that application has been made for vehicle registration showing Assignee as first lienholder on the title to the Property.

Dated ________________________ at _____________________________________________
                                          (Dealer's City and State)
Signed _________________________ (Seal)    By _________________________________
           (Name of Dealer)                   (Officer, Firm Member or Owner)


                          ASSIGNMENT WITHOUT RECOURSE
For value received, the Seller ("Seller") named on the other side of this Simple Interest Motor Vehicle Contract and Security Agreement ("Contract") does hereby sell, assign and transfer WITHOUT RECOURSE to:
_____________________ ________________________ and its successors and assigns
("Assignee") all of Seller's right title and interest to the Contract, the property described in the Contract ("Property"), and all moneys due and to become due under the Contract Seller (jointly and severally if more than one) hereby further agrees as follows: Seller has not assisted the buyer named in the Contract ("Buyer") in obtaining a loan from any third party to be used as all or a part of any downpayment or any other payment on the Contract, except as expressly stated in the Contract. Seller represents and warrants that the Contract represents a bona fide sale and was actually executed in good faith by the Buyer and the Seller; that at the time of such execution the Buyer was of legal age and competant to execute the Contract, that the Property is truly and accurately described in the Contract, and has been delivered into the possession of Buyer, that the amount recited as having been received as a downpayment was actually paid in cash and not its equivalent, that merchandise taken in trade was received at not more than the reasonable market value thereof at the time of its receipt, that the terms of sale and statements set forth in the Contract are true and correctly set forth; that Seller has the full and complete title to the Property, subject only to the rights of the Buyer, that there are no recoupments, counterclaims, or setoffs on the part of Buyer against the amounts payable; that there have been no representations or warranties made to Buyer not contained in the Contract, that all information given concerning Buyer is true and correct, that, to Seller's knowledge, there is no material misstatement in Buyer's credit application submitted to Assignee, and that Seller has no information or reason to suspect that any provision of the Contract will be violated and the Buyer is not a good moral and financial risk. The Contract, and the transaction it evidences, and all disclosures to Buyer and other matters in connection with the Contract are in all respects made as required by and in accordance with, all applicable federal and state laws and regulations governing the same. Without limiting the scope of the preceding sentence, Seller has given to Buyer all disclosures required to be made by Subtitle 3 of Title 15 of the Maryland Transportation Article. Seller agrees not to accept or take possession of payments on the Contract without Assignee's prior written consent. Seller warrants and represents that all requirements of the Federal Truth in Lending Act, the Federal Equal Credit Opportunity Act, state and federal laws regulating consumer credit and discrimination in the granting of consumer credit, and regulations promulgated under such laws, have been complied with and the Seller hereby agrees to indemnify Assignee and hold Assignee harmless from all claims, actions, suits, proceedings, costs, expenses, loss, damages, and liabilities, including attorney's fees, arising out of, connected with, relating to or resulting from any contention, whether well founded, baseless or otherwise, that there has been a violation or failure to comply with, any such laws in connection with the Contract. Should any of Seller's representations or warranties be false, Seller agrees to pay to Assignee or holder, upon demand, the full unpaid balance of the Contract, whether or not possession of the Property has been taken by Assignee or suit has been instituted against the Buyer, Seller, or both. Seller agrees that the taking of possession of the Property shall not be deemed an election of remedies, and Seller agrees to pay any deficiency thereafter remaining. If Assignee is required to bring an action against Seller as a result of the breach of any representation or warranty contained in this assignment, Seller agrees to pay reasonable attorney's fees and court costs incurred by Assignee in such action. Seller consents to extensions of payment or alterations of the Contract of impairment of remedies which may be granted by the Assignee, and waives any and all notice of nonpayment, demand, presentment or protest, which otherwise might be required under this assignment or in connection therewith. Seller hereby waives all statutes of limitations and the defense thereof and all other rights that can be waived in an assignment such as this. In the event that suit is instituted to enforce any of the terms of this Assignment Without Recourse, Seller waives the right to change the place of trial from the court originally acquiring jurisdiction. Seller warrants that application has been made for vehicle registration showing Assignee as first lienholder on the title to the Property.

Dated _______________________ at _______________________________________________
                                          (Dealer's City and State)
Signed ________________________ (Seal)   By ____________________________________
           (Name of Dealer)                   (Officer, Firm Member or Owner)




FORM NO 553-MD (REV 5/96)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
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                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

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Customer(s) Name(s)                                               Seller's Name

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Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

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The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received (unless a date is filled in below for the date on which you start charging finance charge) in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
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 New or Used   Year and Make   Series, Make or Trade Name               Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

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       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
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I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
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Will be kept at                                County                                   State
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ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
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 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
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 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged a late charge of $14.50.
 Prepayment     __ If I pay off early, I will not have to pay a penalty
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
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ITEMIZATION OF AMOUNT FINANCED

1  Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life                            Paid to the
      and Disability Insur ................. $__________    Insurance Company
   e. Service Contract ................. ... $__________ Paid to ______
   f. ______________________________________ $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g) .................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract, unless another date is set forth below, and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly. Upon payment in full of this contract, assuming that the vehicle is still located in the state shown above, I will have to pay $___________ (estimated) fee to public officials to release of record the security interest taken by you as set forth on the reverse side of this contract.

-------------------------------------------------------------------------------

Date you start charging finance charge, if not the same as the date of this contract: _________________, 19 _____ (if a date is filled in, it means that
I have not yet received vehicle, but expect to receive it by that date).
-------------------------------------------------------------------------------

                             SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.


                                 Service Contract Price: $ ____________________

Service Contract Administrator: _______________________________________________

Term: ______________________________________________ My initials ______________



-------------------------------------------------------------------------------



ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp.
("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.





-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. CUSTOMER MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.


-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d for the entire term of this contract, unless the term is set forth herein: _____ months.

/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one) / / Insured Customer only. / / Both Insured Customer and Co-Customer. Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

CREDIT INSURANCE NOT REQUIRED BY SELLER.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

LIABILITY INSURANCE COVERAGES DO NOT INSURE AGAINST LIABILITY FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.
I will furnish copy of policy with long form loss payable clause endorsement, purchased from:



-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF A TRUE COPY OF THIS CONTRACT WHICH WAS COMPLETELY FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.


-------------------------------------------------------------------------------
Customer

-------------------------------------------------------------------------------
Co-Customer

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner

-------------------------------------------------------------------------------
Non-Customer Co-Owner



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return of unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default and after the expiration of the time period provided in any notice require by law, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of the contract.

DEFAULT--If a payment is more than 10 days late, I will be charged a late charge of $14.50. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all amounts
I then owe you under this contract will become due if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. If you sell my Collateral, you have the right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus your reasonable expenses incurred in realizing on your security interest and your reasonable outside attorney's fees) will be credited to any unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing and the [ILLEGIBLE] was more than $2900, I agree to pay you the balance. I will be charged $20.00 for each return by a bank or other depositary institution of a dishonored check, negotiable order of withdrawal, or share draft issued by me.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purposes. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate. If I file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both of us.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in this contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, I agree to reimburse you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Indiana including the provisions of the Indiana Uniform Consumer Credit Code and any regulations thereunder.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct, (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become deliquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION AND DEBT CANCELLATION COVERAGE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as the "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will pay you the maximum late charge permitted by law. Currently that charge is $15.00.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISCLOSURES AND ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Debt Cancellation Coverage
      for a term of _____ months             $__________    Paid to the*
                                                            Insurance
   b. Credit Life and / or Credit Disability                Company
      Insurance for a term of _____ months . $__________

   c. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   d. Taxes (Not Included in Cash Price) ... $__________    Paid to
   e. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________

   f. Service Contract ..................... $__________ Paid to ______*
   g. ______________________________________ $__________ Paid to ______
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
*  Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.

-------------------------------------------------------------------------------

                               SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                           Service Contract Price: $ ___________

Service Contract Administrator: ________________________________________________

Term: _______________________________________________________ My initials ______

________________________________________________________________________________


--------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be assigned to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach in accordance with and subject to the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.


-------------------------------------------------------------------------------
(Seller)                                                      Date

By:
   ----------------------------------------------------------------------------
   Signature                                                  Title


PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

DEBT CANCELLATION COVERAGE ELECTION

DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER.

The person(s) signing this Debt Cancellation Coverage election (check applicable box)

/ / Request(s) Debt Cancellation Coverage cancelling all or part of the remaining balance due on this contract when the vehicle securing this contract is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of htis coverage is shown in Item 4a at left for the entire term of this contract, unless the term is set forth herein:________ months.

/ / Do(es) not want any Debt Cancellation Coverage.

---------------------------------------------------------------------------
Customer's Signature to above statement                 Date


---------------------------------------------------------------------------
Co-Customer's Signature to above statement              Date

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box(es))
    Request(s)
    / / Credit Life Insurance, at a cost of $________.

    / / Credit Life Disability Insurance, at a cost of $_______. If credit life insurance or credit life and disability insurance is elected the total cost of this insurance is shown in Item 4b at left for the entire term of this contract, unless the term is set forth herein:
        ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the Insurance Carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT INCLUDE LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.

-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.


-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.


-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date



 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

IN MV (6/97)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle and all proceeds thereof until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds and proceeds of all debt cancellation coverage relating to persons or property, including return or unearned premiums, unearned debt cancellation charges, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance, all debt cancellation coverage and any service contract financed as part of this contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you the maximum late charge permitted by law. Currently that charge is $15.00. The amount of the charge is subject to change as allowed by IC 24-4 5-1-106. If you accept late payments or partial payments that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral then the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral and you may peaceably and lawfully enter my premises to effect the repossession. You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after the repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If you sell my Collateral, you have a right to sell to a dealer. If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus your reasonable expenses incurred in realizing on your security interest and your reasonable outside attorney's fees) will be credited to my unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing and the original cash price was more than $3000, I agree to pay you the balance. I will be charged $20.00 for each return by a bank or other depository institution of a dishonored check, negotiable order of withdrawal, or share draft issued by me.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

         I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract. I UNDERSTAND AND CONSENT THAT SOME PAYMENTS TO THIRD PARTIES FINANCED AS PART OF THIS CONTRACT MAY INVOLVE MONEY RETAINED BY YOU OR PAID BACK TO YOU AS COMMISSIONS OR OTHER REMUNERATION.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both of us, in an amount either equal to the value of the Collateral or less at your option. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

FURTHER INSURANCE PROVISIONS--The credit insurance and/or the debt cancellation charge, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or the debt cancellation charge, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or the debt cancellation charge, respectively, obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customers Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE
APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANNY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

         Except as provided on such window form, if any, the vehicle is sold as is and no warranties, express or implied, representations, promises or statements as to the condition, fitness or merchantabilty of the vehicle have been made by you unless covered by a separate statement delivered to me. However, if you make a written warranty covering the vehicle or, within 90 days from the date of this contract, you extend a service contract covering the vehicle, this exclusion of warranties will not affect any implied warranties during the term of the applicable written warranty or service contract. A statement as to year model is for identification only. No changes may be made in the requirements of this paragraph unless in writing and signed by you and me. If any part of this paragraph is not permitted by law, that part will be ineffective, but the remainder of the paragraph will remain in force.

         If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

         This contract shall be governed by the laws of the State of Indiana, including the provisions of the Indiana Uniform Consumer Credit Code and any regulations thereunder.

-------------------------------------------------------------------------------

                                    GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

         I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law.

____________________________(Seal)                 ____________________________
                                                                      (Address)

____________________________(Seal)                 ____________________________
                                                                      (Address)

                         SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (herein called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller.

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantors and Non-Customer Co-Owner(s) named therein (hereinafter collectively called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract; (e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller, (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder) pertaining to the transaction evidenced by the Contract, and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become deliquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power, and (d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. This assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns and Seller hereby waivess notice by Assignee of the acceptance hereof. Seller absolutely and unconditionally agrees that the liabilty of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN
ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT                    Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received (unless a date is filled in below for the date on which you start charging finance charge) in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make or Trade Name               Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged 5% of the scheduled payment or $15.00, whichever is less.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISCLOSURES AND ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life
      and Disability Insurance ............. $__________    Paid to the Insurance Company
   e. Service Contract ..................... $__________ Paid to ______
   f. ______________________________________ $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g) .................... $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the annual percentage rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract, unless another date is set forth below, and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly. Upon payment in full of this contract, assuming that the vehicle is still located in the state shown above, I will have to pay a $ ________________ (estimated) fee to public officials to release of record the security interest taken by you as set forth on the reverse side of this contract.

-------------------------------------------------------------------------------

Date you start charging finance charge, if not the same as the date of this contract: _______________, 19____ (if a date is filled in, it means that I have not yet received the vehicle, but expect to receive it by that date).

-------------------------------------------------------------------------------

                                 SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                     Service Contract Price: $_________________

Service Contract Administrator: _______________________________________________

Term: ___________________________________________________My Initials___________

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the commodity delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent. This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.

-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature


PROPERTY INSURANCE COVERAGES
Physical damage insurance covering the vehicle is required for the term of this contract. CUSTOMER MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION

CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the Insurance Carrier.
-------------------------------------------------------------------------------

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY OR PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

NOTICE TO THE BUYER: 1. DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES.
2. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN.

-------------------------------------------------------------------------------
I ACKNOWLEDGE RECEIPT OF A TRUE COPY OF THIS CONTRACT WHICH WAS COMPLETELY FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date


 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

DEL MV (6/95)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non Customer Co Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge equal to 5% of the scheduled amount of the payment or $15.00, whichever is less. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so You have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to care for them. If you sell my Collateral, you have the right to sell to a dealer If you have to give me notice, 10 days is sufficient. The proceeds of the sale (minus your reasonable outside attorney's fees not to exceed 15% of the amount due and payable, and court costs) will be credited to my unpaid balance. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the balance. I will pay your reasonable attorney's fees not to exceed 15% of the amount due and payable, and court costs if you refer this contract to an attorney not your salaried employee for collection.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned If I prepay in part there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you, unless included in this contract No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage. The insurance I obtain, which must be satisfactory to you, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, I agree to reimburse you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Delaware.

------------------------------------------------------------------------------

                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract;
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract,
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Installment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION AND DEBT CANCELLATION COVERAGE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALMENT          ----------------
                                      CONTRACT/CONSUMER PAPER     Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security:     __I am giving a security interest in the goods or property being purchased.
 Late Charge:  __If a payment is more than 10 days late, I will be charged $10.00 or 5% of the late amount of the payment, whichever is less.
 Prepayment:   __If I pay off early, I will not have to pay a penalty.
 Filing Fees:  __$_______________________
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not included in Cash Price)     $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life and/or Credit Life
      and Disability Insurance ............. $__________    Paid to the *
   e. Vendor's Single Interest Insurance ... $__________    Insurance Company
   f. Service Contract ..................... $__________ Paid to ______*
   g. Debt Cancellation Coverage ........... $__________ Paid to ______*
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________
* Seller may be retaining a portion of this amount.

-------------------------------------------------------------------------------

PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.

-------------------------------------------------------------------------------

                                 SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                     Service Contract Price: $_________________

Service Contract Administrator: _______________________________________________

Term: ___________________________________________________My Initials___________

_______________________________________________________________________________

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ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.



-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature

-------------------------------------------------------------------------------

PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $_________, and is reflected in Item 4e at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY
FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR CO-CUSTOMER.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box(es))
    Request(s)
    / / Credit Life Insurance, at a cost of $________.
    / / Credit Disability Insurance, at a cost of $_______. If credit insurance and/or credit disability insurance is elected the total cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Credit Disability Insurance, if checked above, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

DEBT CANCELLATION COVERAGE IS NOT REQUIRED BY SELLER.
The person(s) signing this Debt Cancellation Coverage election (check applicable box)
/ / Request(s) Debt Cancellation Coverage cancelling all or part of the remaining balance due on this contract when the vehicle securing this contract is a total loss as the result of theft, confiscation or physical damage and the settlement payment, if any, made by my (our) primary automobile insurance is not sufficient to pay that balance. If Debt Cancellation Coverage is elected the cost of the coverage is shown in Item
4g at left for the entire term of this contract, unless the term is set forth herein:________ months.

/ / Do(es) not want any Debt Cancellation Coverage.


---------------------------------------------------------------------------
Customer's Signature to above statement                 Date


---------------------------------------------------------------------------
Co-Customer's Signature to above statement              Date

-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT PROVIDE COVERAGE FOR PERSONAL LIABILITY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address


-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------

I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND LIMITATIONS OF THOSE WARRANTIES.

-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

                          NOTICE TO THE BUYER

1. DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT
CONTAINS ANY BLANK SPACE.
2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THE CONTRACT WHEN YOU SIGN IT.
3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (a) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND OBTAIN A PARTIAL REFUND OF ANY UNEARNED FINANCE CHARGE; (b) TO REDEEM THE PROPERTY IF REPOSSESSED FOR A DEFAULT; (c) TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE PROPERTY IF REPOSSESSED.

-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date


 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

CT MV (7/97)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract financed as part of this contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of $10.00 or 5% of the late amount of the payment, whichever is less. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me, or if I abandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may peaceably and lawfully repossess the Collateral and you may peaceably and lawfully enter my premises to do so. Except to the extent provided in the Connecticut Retail Instalment Sales Financing Act, including any right I may have under such law to cure my default, you have all the rights of a secured party under the Uniform Commercial Code. You will send a written notice to me if you discover that any personal property not covered by this contract was in the collateral at the time of repossession. If I do not claim the property within 30 days after the written notice is mailed or delivered I will have abandoned the property left in the collateral and you will not have any responsibility to me to care for it. The greater of the proceeds of the sale and the fair market value of the collateral (minus the expenses for retaking, storing and reselling the Collateral) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the difference between the balance I owe and the greater of the net proceeds of the sale or the fair market value of the Collateral. If you sue me and obtain a judgment against me, I agree to pay the attorney's fees you incur for an attorney not your salaried employee of not more than 15% of the amount due and payable under this contract or 15% of the judgment entered, whichever is less, plus court costs.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

     I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative.
If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies.
The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract. I UNDERSTAND AND CONSENT THAT SOME PAYMENTS TO THIRD PARTIES FINANCED AS PART OF THIS CONTRACT MAY INVOLVE MONEY RETAINED BY YOU OR PAID BACK TO YOU AS COMMISSIONS OR OTHER REMUNERATION.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

FURTHER INSURANCE PROVISIONS--The credit insurance and/or the debt cancellation charges, respectively, included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge and/or debt cancellation charges, respectively, included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance and/or debt cancellation charges, respectively, obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge or debt cancellation charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

     If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies; otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     This contract shall be governed by the laws of the State of Connecticut.

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                                   GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

     I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally valid and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

___________________________ (Seal)      ___________________________________
                                                                  (Address)

___________________________ (Seal)      ___________________________________
                                                                  (Address)

                      SELLER'S ASSIGNMENT OF CONTRACT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be; (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract;
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show in proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods; (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous, or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract;
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power;
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof. Seller absolutely and unconditionally agrees that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

    ASSIGNMENT (FULL RECOURSE)                 REPURCHASE AGREEMENT

Seller: _________________________      Seller: _________________________

By: _____________________________      By: _____________________________
          Authorized Agent                        Authorized Agent

                        ASSIGNMENT (PARTIAL RECOURSE)

Maximum Dollar Guaranty: ________      Number of Months: _______________

Seller: _________________________

By: _____________________________
          Authorized Agent


                            SUBSEQUENT ASSIGNMENT

     FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto __________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Instalment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operating Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                            LONG BEACH ACCEPTANCE CORP.

Date ____________________________   By: ______________________________________
                                                                        (Date)

NOTE: CUSTOMER(S) MUST ALSO SIGN SEPARATE CREDIT INSURANCE ELECTION BELOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Date:
                                      RETAIL INSTALLMENT          ----------------
                                      CONTRACT/CONSUMER PAPER     Month  Day  Year

-----------------------------------------------------------------------------------------------------------------------------------
Customer(s) Name(s)                                               Seller's Name

-----------------------------------------------------------------------------------------------------------------------------------
Address(es)                              Customer's Phone No.     Seller's Address                  Phone No.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The words "I," "me" and "my" refer to the Customer and Co-Customer signing this contract. The words "you" and "your" refer to the
Seller (or Holder if this contract is assigned).

I have today bought and received in satisfactory condition the vehicle described below, including attachments, equipment, accessories and related services (referred to collectively in this contract as "vehicle"), under the terms and provisions on the face and back of this contract.

DESCRIPTION OF VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
 New or Used   Year and Make   Series, Make & Model or Trade Name       Description       Identification No.      State
                               (Also No., if applicable)                                  (Serial or Motor No.)   Registration No.

-----------------------------------------------------------------------------------------------------------------------------------
       Radio        Cassette      Automatic            Power      Power      Sunroof      Air Conditioning        Key Numbers
                                  Transmission         --------   --------   --------
                                                       Steering   Brakes     Manual
                                                       --------   --------   --------
                                                       Seats      Windows    Power
-----------------------------------------------------------------------------------------------------------------------------------
I warrant that the vehicle is being purchased          Personal, Family or Household      Business, Commercial
primarily for the following use (check one):                                              or Agricultural
-----------------------------------------------------------------------------------------------------------------------------------
Will be kept at                                County                                   State
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE   ________________%  =  The cost of my credit as a yearly rate.
FINANCE CHARGE........  $________________   =  The dollar amount the credit will cost me.
Amount Financed.......  $________________   =  The amount of credit provided to me or on my behalf.
Total of Payments.....  $________________   =  The amount I will have paid after I have made all payments as scheduled.
Total Sale Price......  $________________   =  The total cost of my purchase on credit, including my downpayment of $___________.
-----------------------------------------------------------------------------------------------------------------------------------
 My payment schedule will be        Number of Payments        Amount of Payments          When Payments Are Due
                                                                                          Monthly Beginning:
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Security       __ I am giving a security interest in the goods or property being purchased.
 Late Charge    __ If a payment is more than 10 days late, I will be charged $10.00 or 5% of the scheduled payment, whichever is less.
 Prepayment     __ If I pay off early, I will not have to pay a penalty.
 Filing Fees    __ $_______________________.
 See the contract document for any additional information about nonpayment, default, any required payment in full before the
 scheduled date, and prepayment refunds and penalties.                                                           "e" means estimate
-----------------------------------------------------------------------------------------------------------------------------------

ITEMIZATION OF AMOUNT FINANCED

1. Cash Price ............................................. $__________
   Cash Downpayment ........................ $__________
   Trade-in (Yr. Make Model)
   _________________________________________

   a. Gross ................ $__________
   b. Less Owing ........... $__________
   c. Net Trade-in ......................... $__________
2. Total Downpayment ...................................... $__________
3. Unpaid Balance of Cash Price (1 minus 2) ............... $__________
4. Other Charges
   a. Official Fees (Specify) .............. $__________
      ______________________________________ $__________
   b. Taxes (Not Included in Cash Price) ... $__________    Paid to
   c. License Fees           $__________                    Public Officials
      Certif. of Title Fees  $__________
      Regist. Fees           $__________     $__________
   d. Credit Life or Credit Life and
      Disability Insurance ................. $__________    Paid to the
                                                            Insurance
   e. Vendor's Single Interest Insurance ... $__________    Company
   f. Service Contract ..................... $__________ Paid to ______
   g. ______________________________________ $__________ Paid to ______
   h. ______________________________________ $__________ Paid to ______
   Total Other Charges (a+b+c+d+e+f+g+h) .................. $__________
5. Amount Financed (3+4) .................................. $__________
6. Finance Charge ......................................... $__________
7. Total of Payments (5+6) ................................ $__________
8. Total Sale Price (1+4+6) ............................... $__________

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PROMISE TO PAY--I promise to pay you the Amount Financed together with a finance charge at the Annual Percentage Rate set forth above on the unpaid amount financed. The Finance Charge shown above has been computed on the assumption that all payments will be received on their scheduled due dates. Finance charge will begin to accrue on the date of this contract and will continue to accrue on the unpaid amount financed until this contract is paid in full, including any period after the final scheduled payment date and before payment in full. I will make payments in accordance with the payment schedule set forth above. If any payment is late, I will have to pay a greater finance charge than is shown because of the additional finance charge which accrues. If any payment is received before its due date, the finance charge will be less. The net amount of increases and decreases will be reflected in the last payment. This means the last payment could be more or less than the amount of the regularly scheduled payments.
     All payments will be applied first to accrued and unpaid finance charge and then to amount financed, except payments for other charges, if any, which will be billed separately. The Customer and Co-Customer are jointly and severally liable to you. This means that you can collect any amounts owed from either the Customer or the Co-Customer individually or from both of us jointly.

-------------------------------------------------------------------------------

                                 SERVICE CONTRACT

Although I am not required to do so, by initialing below I am indicating that I choose to buy a service contract covering the repair of certain major mechanical breakdowns of the vehicle and related expenses. I will refer to the service contract for details about coverage and duration.

                                     Service Contract Price: $_________________

Service Contract Administrator: _______________________________________________

Term: ___________________________________________________My Initials___________

_______________________________________________________________________________

-------------------------------------------------------------------------------

ACCEPTANCE AND ASSIGNMENT (TRANSFER):
It is expected that this contract, when fully completed and signed, and the vehicle delivered, will be submitted to Long Beach Acceptance Corp. ("Long Beach") and, if approved, it will be assigned to Long Beach. Long Beach or any other holder may also assign this contract without Seller's consent: This contract is hereby accepted, approved and assigned to Long Beach under the terms of the Seller's Assignment on the reverse side, without recourse except as otherwise indicated on the reverse side and except as set forth in any underlying dealer agreement of Seller.

-------------------------------------------------------------------------------
By            (Seller)                                        Date

-------------------------------------------------------------------------------
Signature

-------------------------------------------------------------------------------

PROPERTY INSURANCE COVERAGE
Physical damage insurance covering the vehicle is required for the term of this contract. I MAY CHOOSE THE AGENT AND INSURER REASONABLY ACCEPTABLE TO SELLER THROUGH OR BY WHICH ANY REQUIRED INSURANCE IS TO BE PLACED. I may order Vendor's Single Interest Insurance through Seller. If I do, such insurance is for a term of ________ months for a premium of $__________, and is reflected in Item 4e at left. VENDOR'S SINGLE INTEREST INSURANCE IS SOLELY FOR THE INTEREST OF THE SELLER AND NO PROTECTION EXISTS UNDER IT FOR THE BENEFIT OF THE CUSTOMER OR CO-CUSTOMER.

-------------------------------------------------------------------------------

CREDIT INSURANCE ELECTION
CREDIT INSURANCE IS NOT REQUIRED BY SELLER.
The person(s) signing this insurance election (check applicable box)
    Request(s) / / Credit Life Insurance only. / / Credit Life and Disability Insurance. If credit life insurance or credit life and disability insurance is selected the cost of this insurance is shown in Item 4d at left for the entire term of this contract, unless the term is set forth herein:
    ________ months.
/ / Do(es) not want any Credit Insurance.
Credit Life Insurance, if checked above, is on the life/lives of (check one)
/ / Insured Customer only.  / / Both Insured Customer and Co-Customer.
Coverage for Disability Insurance, if included, is on the health of Insured Customer only.

-------------------------------------------------------------------------------
Insured Customer's Signature to above statement                  Date

-------------------------------------------------------------------------------
Co-Customer's Signature to above statement                       Date

The request for Credit Insurance is subject to the acceptance and approval of the insurance carrier.
-------------------------------------------------------------------------------

INSURANCE COVERAGES ABOVE DO NOT PROVIDE COVERAGE FOR PERSONAL LIABILITY OR PROPERTY DAMAGE CAUSED TO OTHERS.

I will furnish copy of policy with long form loss payable clause endorsement, purchased from:

-------------------------------------------------------------------------------
Agent's Name and Address

-------------------------------------------------------------------------------
Name of Insurance Company

-------------------------------------------------------------------------------
I UNDERSTAND THAT THERE ARE IMPORTANT TERMS TO THIS CONTRACT ON THE BACK AND
I AGREE TO THOSE TERMS. I REALIZE THAT THE TERMS ON THE BACK INCLUDE, BUT ARE NOT LIMITED TO, PROVISIONS CONCERNING WARRANTIES ON THE VEHICLE AND
LIMITATIONS OF THOSE WARRANTIES.
-------------------------------------------------------------------------------

                          NOTICE TO THE BUYER

  1. DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE.
  2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THE CONTRACT WHEN YOU SIGN IT.
  3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (a) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND OBTAIN A PARTIAL REFUND OF ANY UNEARNED FINANCE CHARGE; (b) TO REDEEM THE PROPERTY IF REPOSSESSED FOR A DEFAULT; (c)
TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE PROPERTY IF REPOSSESSED.

-------------------------------------------------------------------------------

I ACKNOWLEDGE RECEIPT OF TRUE COPY OF THIS RETAIL INSTALMENT CONTRACT WHICH WAS FILLED IN PRIOR TO MY SIGNING IT, AND AGREE TO ALL ITS TERMS.

-------------------------------------------------------------------------------
Customer                                                         Date

-------------------------------------------------------------------------------
Co-Customer                                                      Date

===============================================================================

In consideration of the fact that you are extending credit to the customer and co-customer (if applicable) I (we) grant you a security interest in the vehicle and join in this contract for that purpose but I (we) will not be personally responsible to pay this contract.

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date

-------------------------------------------------------------------------------
Non-Customer Co-Owner                                            Date


 NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION AND ADDITIONAL CONTRACT
         PROVISIONS

FIRST COPY-ORIGINAL-SECOND AND THIRD COPIES-BUYERS-FOURTH AND FIFTH COPIES-FILE

CT MV (11/95)

TERMS AND CONDITIONS

SECURITY INTEREST--You will retain and each Customer, Co-Customer and Non-Customer Co-Owner signing this contract grants you a security interest under the Uniform Commercial Code in the vehicle including any property now or later installed in or affixed to the vehicle, and all proceeds thereof, until I have paid the balance in full and completely satisfied all other requirements of this contract and any modifications to it. The vehicle together with such property and proceeds is referred to as the Collateral in this contract. I assign to you any insurance proceeds relating to persons or property, including return or unearned premiums, and the proceeds of any service contract, for application to the unpaid balance. I direct any insurer to pay you directly. In the event of default, you may cancel all insurance and any service contract and credit any refund to the unpaid balance if permitted by law. I waive all marital rights and exemptions relating to any property in which I have granted you a security interest. I authorize you to sign my name to any documents necessary to transfer title to the vehicle or to carry out the provisions of this contract.

DEFAULT--If any part of any payment is more than 10 days late, I will pay you a late charge of $10.00 or 5% of the scheduled payment, whichever is less. If you accept late payments or partial payments, that does not mean you will accept other late or partial payments. If I do not make any of my scheduled payments on its due date, or if I die, or if the credit application I furnished to you is false or misleading in any material respect, or if all or any part of the Collateral or any interest therein is sold, transferred, encumbered, leased or rented (whether voluntarily, by operation of law or otherwise) without your advance written consent, or if I do not comply with any other requirement of this contract, or if bankruptcy or insolvency proceedings are brought by or against me or if I adandon the Collateral, or if a court officer such as a trustee, receiver or sequestrator is appointed to take possession of my property or the Collateral, the full unpaid amount financed and accrued and unpaid finance charge and all other amounts I then owe you under this contract will become due, if you desire, without your advising me.

REMEDIES--If I have not met the requirements of this contract, you may repossess the Collateral and you can peaceably and lawfully enter my premises to do so. Except to the extent provided in the Connecticut Retail Instalment Sales Financing Act, including any right I may have under such law to cure my default, you have all the rights of a secured party under the Uniform Commercial Code. I will send written notice to you by certified mail, return receipt requested, within 1 week after repossession if I claim that any articles not covered by this contract were in the Collateral at the time of repossession. If I fail to do this I will have abandoned the articles left in the Collateral and you will not have any responsibility to me to care for them. The proceeds of the sale (minus the expenses for retaking, storing and reselling the Collateral) will be credited to the unpaid balance on the contract. If any money is left over after you have applied it to my obligation under this contract, it will be paid to the persons legally entitled to it, but if any money is still owing, I agree to pay you the difference between the balance I owe and the greater of the net proceeds of the sale or the fair market value of the Collateral. If you sue me and obtain a judgment against me, I agree to pay the attorney's fees you incur for an attorney not your salaried employee of not more than 15% of the amount due and payable under this contract or 15% of the judgment entered, whichever is less, plus court costs.

PREPAYMENT--I may prepay in full or in part at any time without penalty. If I pay in full ahead of schedule, I will not be required to pay any portion of the Finance Charge which you have not yet earned. If I prepay in part, there will be no changes in the due dates or amounts of any monthly payments unless you so agree in writing.

OTHER TERMS AND CONDITIONS

         I had a choice of paying either the cash price or the total sale price and chose the latter.

TREATMENT OF COLLATERAL--I agree to keep the Collateral free from loss, damage or destruction, in good condition and repair and free from all liens. I will not substantially modify it or permit anything to be done to it that would impair its value, reasonable wear and tear excepted. I will not move it from my address except for temporary periods in its normal and customary use. I will give you prior written notice of any change in my residence or domicile. I will not sell or give the Collateral away, or rent it out, or use it or permit it to be used illegally. You are entitled to any proceeds from the sale of the Collateral, but this right does not waive any rights you have in the Collateral and does not permit me to sell or transfer the Collateral in violation of this contract. Any notices you send me are sufficient if sent to my last address shown on your records.

MISCELLANEOUS--If you assign this contract to someone else, I understand that you will not act for the other party to receive payments or for any other purpose. No agreement, representation or warranty is binding on you unless included in this contract. No change in this contract will be binding if it is not in writing and signed by you and me. All of your rights are cumulative. If anything in this contract is not valid or consistent with law or regulations, it can be considered modified or deleted so that it complies. The captions in this contract are for convenience only and do not affect the meanings of the terms in this contract.

PAYMENTS OF FEES AND TAXES--I will pay all taxes, fees, assessments, obligations, charges and costs with respect to the Collateral when they are due and payable. If I fail to pay the taxes, fees, assessments, obligations, charges and costs when due, you may, but will not be obligated to, pay them for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral. If I fail to file an insurance claim within 60 days after a casualty to the Collateral you may file a claim and settle it with the insurance company on whatever terms you decide, and I irrevocably appoint you as my agent for this purpose.

INSURANCE--I understand that I am responsible for any damage to the Collateral, and I agree to buy insurance and maintain it for the term of this contract covering the Collateral against all damage including Vendor's Single Interest Insurance if the law permits you to charge me for that insurance. The insurance I obtain, which must be satisfactory to you and which must be in an amount at least equal to the value of the Collateral, will contain a long form loss payable clause endorsement naming you or anyone to whom you assign this contract as loss payee. If I do not buy insurance, or if at any time during the term of this contract the insurance is cancelled or cannot be obtained for any reason, I understand that you may if you choose obtain insurance protecting both or either of us, in an amount either equal to the value of the Collateral or less at your option.

FURTHER INSURANCE PROVISIONS--The credit insurance included in this contract may have to be adjusted upon issuance of the policy or certificate. If the credit insurance charge included in this contract exceeds the actual cost, I understand that I will receive an appropriate credit. If the actual cost of the credit insurance obtained by or through you, whether under this contract or as a result of my subsequent request, exceeds the insurance charge included in the contract, or if you obtain insurance covering the Collateral because I fail to or because my insurance is cancelled and not renewed, you may, but will not be obligated to, pay the appropriate amount for me and add the amount paid to the amount I owe under this contract, in which event I agree to reimburse such amount to you, either in a lump sum on your demand or in equal installments over the remaining term, concurrent with remaining installments, as you choose, together with interest at the Annual Percentage Rate disclosed on the face of this contract if permitted by law or, if not, at the highest lawful rate, and such amount will be secured by the Collateral.

OBLIGATIONS OF SIGNERS--All Customers, Co-Customers, Guarantors and Non-Customer Co-Owners must perform their obligations under this contract without regard to whether anyone else has performed or whether the Collateral has been sold and, to the extent permitted by law, each such person waives presentment for payment, protest, notice of dishonor and nonpayment and all other notices and demands and consents to all extensions, changes, settlements, adjustments, compromises, postponements of the time of any payments, and renewals of this contract. Each such person consents to any exchange, substitution or release of the Collateral or of any person or persons responsible to pay or perform the obligations under this contract.

WAIVERS--You can delay enforcing, or fail to enforce, any or all of your remedies or rights under this contract without losing those or other remedies or rights.

WARRANTY PROVISIONS--IF THIS CONTRACT IS FOR THE SALE OF A "USED VEHICLE" AS DEFINED IN THE FEDERAL TRADE COMMISSION USED CAR RULE, THEN THE FOLLOWING NOTICE APPLIES: THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

         EXCEPT AS PROVIDED ON SUCH WINDOW FORM, IF ANY, AND EXCEPT TO THE EXTENT THAT CONNECTICUT LAW PROHIBITS A SELLER FROM DISCLAIMING WARRANTIES, THE VEHICLE IS SOLD AS IS AND NO WARRANTIES, EXPRESS OR IMPLIED, REPRESENTATIONS, PROMISES OR STATEMENTS AS TO THE CONDITION, FITNESS OR MERCHANTABILITY OF THE VEHICLE HAVE BEEN MADE BY YOU UNLESS COVERED BY A SEPARATE STATEMENT DELIVERED TO ME. A STATEMENT AS TO YEAR MODEL IS FOR IDENTIFICATION ONLY. NO CHANGES MAY BE MADE IN THE REQUIREMENTS OF THIS PARAGRAPH UNLESS IN WRITING AND SIGNED BY YOU AND ME. IF ANY PART OF THIS PARAGRAPH IS NOT PERMITTED BY LAW, THAT PART WILL BE INEFFECTIVE, BUT THE REMAINDER OF THE PARAGRAPH WILL REMAIN IN FORCE.

         If the box on the front of this contract warranting that the vehicle is being purchased for personal, family or household purposes is checked, the following notice applies, otherwise the notice is inapplicable.

NOTICE:
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

         This contract shall be governed by the laws of the State of Connecticut.

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                                GUARANTY

The words "I" and "my" refer to all Guarantors signing this Guaranty. The words "you" and "your" refer to the Holder of this contract. The word "Customer" includes "Co-Customer."

         I guarantee payment to you of each installment when due under this contract and payment of the unpaid balance upon demand and all other obligations of Customer if Customer defaults, without first requiring that you proceed against Customer or that you perfect or ensure enforceability of the Customer's obligations or security. I represent to you that this contract is genuine, legally and enforceable and waive notice of its acceptance and any defaults thereunder. My signature on this Guaranty means that I am fully responsible for the performance of all of its terms, even if there are other Guarantors. If I default under this Guaranty and you refer this Guaranty to an attorney for collection, I will pay your attorney's fees, court costs and disbursements to the extent permitted by law. I waive the same rights as are waived in the section above entitled "Obligations of Signers."

__________________________________(Seal)  ______________________________________
                                                                       (Address)

__________________________________(Seal)  ______________________________________
                                                                       (Address)

                         SELLER'S ASSIGNMENT OF CONTRACT
For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller (hereinafter called "Seller") does hereby sell, transfer and assign the Retail Installment Contract set forth on both sides hereof (hereinafter called "Contract"), together with all right, title and interest of Seller in the vehicle, to the Assignee named on the face of this Contract, its successors and assigns, granting full power to assign same in its own name or in the name of Seller and to take all such legal or other proceedings as Seller might have taken but for this assignment and, for the same consideration. Seller agrees that this assignment is subject to the following terms and conditions, as well as the terms and conditions contained in any underlying dealer agreement of Seller:

1. Seller represents and warrants that (a) the Contract is genuine, has been duly executed by Seller and the Customer(s), Co-Customer(s), Guarantor(s) and Non-Customer Co-Owner(s) named therein (hereinafter called "Customer") and is in all respects what it purports to be, (b) all statements of fact contained in the Contract are true and were expressly set forth in the Contract before the Customer signed it; (c) the statements made in the credit application are correct; (d) the vehicle (hereinafter called "goods") referred to in the Contract has been delivered by Seller to Customer, and Seller, at the time of such delivery, had good title to said goods and the right to transfer title thereto, and said goods are free of all security interests, liens or other encumbrances except the security interest and liens created in the Contract,
(e) Seller has or will forthwith cause a document of title to be obtained on said goods, which document of title will show proper legal form a first priority security interest in Assignee's favor; (f) the cash price set forth in the Contract represents sound value and the total downpayment made by Customer is correctly stated in the Contract; (g) no part of said downpayment was borrowed and, to the knowledge of Seller, there has been no extension of credit (other than that recited in the Contract) nor is there to be any extension of credit directly or indirectly to Customer in connection with Customer's purchase of said goods from Seller; (h) said goods are as represented by Seller to Customer; (i) Seller has no reason to believe that Customer has ever violated any laws concerning liquor or narcotics; (j) all of the parties to the Contract have the capacity to contract and Seller has no knowledge of any fact which impairs the validity of the Contract; (k) the goods are merchantable and fit for the purpose intended and no warranties of any kind or character, express or implied, have been or will be breached with respect to said goods, (l) Seller has properly complied with all applicable laws and regulations, including but not limited to the provisions of the Equal Credit Opportunity Act (including regulations thereunder) and the Federal Truth in Lending Act (including regulations thereunder), pertaining to the transaction evidenced by the Contract; and (m) the Contract is valid, binding and enforceable against all parties thereto.

2. Upon the occurrence of any of the following events, Seller agrees to repurchase the Contract from Assignee, on demand, by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee with respect thereto, and Seller further agrees to defend and indemnify Assignee against any claim, suit, loss or expense (including attorney's fees) arising out of any such occurrence, whether before or after Seller has repurchased the Contract: (a) the receipt at any time by Assignee of information showing that any representation or warranty made by Seller in paragraph 1 above has been breached or is false, misleading or erroneous; or (b) the receipt by Assignee from Customer of notice of any claim or defense, whether meritorious or not, of Customer in connection with the Contract or the sale of said goods.

3. If the signature of Seller or its agent appears below the words "Assignment (Full Recourse)" or "Assignment (Partial Recourse)" at the end of this Assignment, Seller, in addition to the foregoing terms and provisions, does hereby: (a) absolutely and unconditionally guarantee prompt payment of all sums due or to become due under the Contract (in case such signature appears below the words "Assignment (Partial Recourse)," such guaranty shall be limited to the maximum dollar amount set forth and/or shall apply only if the Contract shall become delinquent within the number of months from the date of the Contract set forth); (b) absolutely and unconditionally consent that, without further notice and without releasing the liability of Seller, Assignee may at its discretion give grace or indulgence in collecting sums payable under the Contract and grant extensions of time for payment of sums or for the performance of any of Customer's obligations under the Contract,
(c) absolutely and unconditionally waive the rights to require Assignee to proceed against Customer or to pursue any other remedy in Assignee's power,
(d) absolutely and unconditionally agree that Assignee may proceed against Seller, directly and independently of Customer; and (e) absolutely and unconditionally agree that the liability of Seller hereunder shall not in any way be affected or impaired by the cessation of Customer's liability for any reason (other than full payment of the Contract) or by any extension, forbearance or change of the rate of finance charge in connection with the Contract, or by acceptance, release or substitution of any part of the goods, or by any impairment or suspension of any remedies or rights by Assignee against Customer, except as modified by any underlying dealer agreement of Seller.

4. If the signature of Seller or its agent appears below the words "Repurchase Agreement" at the end of this Agreement, Seller, in addition to the obligation set forth in paragraph 2 above, absolutely and unconditionally agrees that if Assignee repossesses the goods and tenders the goods to Seller, Seller will, upon demand of Assignee, repurchase the Contract by paying to Assignee at the office of Assignee an amount equal to the entire unpaid balance and accrued finance charge then owing on the Contract plus any and all costs and expenses incurred by Assignee in connection therewith, except as modified by any underlying dealer agreement of Seller.

5. All rights and remedies of Assignee hereunder are cumulative and exclusive of any other rights or remedies which Assignee may otherwise have against Seller. The assignment shall be binding on Seller, its successors and assigns, shall inure to the benefit of Assignee and its successors and assigns, and Seller hereby waives notice by Assignee of the acceptance hereof.
THE ASSIGNMENT IS OTHERWISE WITHOUT RECOURSE UNLESS SELLER SIGNS IN ANY OF THE SPACES BELOW OR UNLESS OTHERWISE PROVIDED IN ANY UNDERLYING DEALER AGREEMENT OF SELLER.

       ASSIGNMENT (FULL RECOURSE)                  REPURCHASE AGREEMENT

    Seller:__________________________        Seller:___________________________

    By:______________________________        By:_______________________________
             Authorized Agent                         Authorized Agent

                          ASSIGNMENT (PARTIAL RECOURSE)

    Maximum Dollar Guaranty:_________        Number of Months:_________________

    Seller:__________________________

    By:______________________________
             Authorized Agent


                              SUBSEQUENT ASSEGNMENT

         FOR VALUABLE CONSIDERATION, the receipt whereof is hereby acknowledged, the undersigned, pursuant to the current Operating Agreement between the parties, hereby sells, transfers and sets over unto ____________________________ (the "Subsequent Assignee"), its successors and assigns, this Retail Instalment Contract, hereby granting full power to the Subsequent Assignee in its own name or in the name of the Seller to take all such legal or other proceedings as the Seller or the undersigned might have taken but for this assignment. This assignment is without recourse to the undersigned and without representation or warranty by the undersigned except as provided in said Operation Agreement or such other agreement or agreements as may be in effect between the undersigned and Subsequent Assignee.

                                           LONG BEACH ACCEPTANCE CORP.

Date ____________________           By:________________________________________
                                                                         (Date)

                           [MISSING COPY]



$________________ DEDUCTIBLE COLLISION  ________ Mos. $__________________
BODILY INJURY $________________ LIMITS  ________ Mos. $__________________
PROPERTY DAMAGE $______________ LIMITS  ________ Mos. $__________________
MEDICAL ______________________________  ________ Mos. $__________________
______________________________________  ________ Mos. $__________________
                    TOTAL VEHICLE INSURANCE PREMIUMS $________________(a) The foregoing declarations are hereby acknowledged.
                     X                       X
___________________________________________________________________________
DATE                   SELLER                   BUYER
-------------------------------------------------------------------------
             CREDIT INSURANCE AUTHORIZATION AND APPLICATION
You voluntarily request the credit insurance checked below, if any, and understand that such insurance is not required. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under the security agreement. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract. Only the persons whose names are signed below are insured.

CREDIT LIFE ________________________ Mos. Premium $_______________________
JOINT LIFE _________________________ Mos. Premium $_______________________
CREDIT DISABILITY___________________ Mos. Premium $_______________________
                 TOTAL CREDIT INSURANCE PREMIUMS $_______________________(b) / / You want Credit Life Insurance / / You do not want Credit Life Insurance
/ / You want Credit Disability Insurance (Primary Buyer Only)
/ / You do not want Credit Disability Insurance
/ / You want Joint Credit Life Insurance
You are applying for the credit insurance marked above. Your signature below means that you agree that: (1) You are not eligible for insurance if you have reached your 65th birthday. (2) You are eligible for disability insurance only if you are working for wages or profit 30 hours a week or more on the Effective Date. (3) Only the Primary Buyer is eligible for disability insurance.
DISABILITY INSURANCE MAY NOT COVER CONDITIONS FOR WHICH YOU HAVE SEEN A DOCTOR OR CHIROPRACTOR IN THE LAST 6 MONTHS (refer to "Total Disabilities Not Covered" in your policy or certificate for details).

                       X
___________________________________________________________________________
DATE                     PRIMARY BUYER                         AGE

                       X
___________________________________________________________________________ ID-1
DATE                     CO-BUYER                              AGE
--------------------------------------------------------------------------------
                           BROKER FEE DISCLOSURE
IF THIS CONTRACT REFLECTS THE RETAIL SALE OF A NEW MOTOR VEHICLE THE SALE IS
NOT SUBJECT TO A FEE RECEIVED BY AN AUTOBROKER UNLESS THE FOLLOWING BOX IS
CHECKED:
/ / NAME OF AUTOBROKER RECEIVING FEE, IF APPLICABLE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NOTICE OF RESCISSION RIGHTS
If buyer signs here, the provisions of paragraph "K" on the reverse side shall be applicable to this contract.
BUYER'S
SIGNATURE X_____________________________________________________________________
CO-BUYER'S
SIGNATURE X_____________________________________________________________________


    AMOUNTS PAID TO PUBLIC OFFICIALS
    A. License................................... $_________________(A)
2.  B. Registration.............................. $_________________(B)
    C. Smog Impact Fee........................... $_________________(C)
    TOTAL OFFICIAL FEES (A+B+C).................................... $ _______(2)
3.  AMOUNT PAID TO INSURANCE COMPANIES:
    (Total premiums per Statement of Insurance a + b).............. $ _______(3)
4.  SMOG CERTIFICATION FEE PAID TO STATE........................... $ _______(4)
5.  TOTAL (1 TO 4)................................................. $ _______(5)
    A. Trade-in (Description)
       Yr________Make_______________
       Model_____________________________________ $__________________(A)
       V.I.N__________________________________________________
       Odometer_____________________
6.  B. Less Pay Off..............................  $_________________(B)
    C. TRADE-IN (A less B).......................  $_________________(C)
    D. Deferred downpayment due before second
       installment payment.......................  $_________________(D)
    E. MFR's Rebate..............................  $_________________(E)
    F. Remaining cash downpayment................  $_________________(F)
    TOTAL DOWNPAYMENT (6C+D+E+F)......................... $_________________(6)
7.  AMOUNT FINANCED (5 less 6)........................... $_________________(7)

--------------------------------------------------------------------------------
PREPAYMENT REFUND: Any refund for prepayment in full will be calculated as follows:
/ / according to the Actuarial Method
/ / according to the Sum of the Periodic Time Balances
/ / according to the Rule of 78's

(If no box is checked the method for calculating the prepayment refund will be deemed to be the Sum of the Periodic Time Balances)

VEHICLE USE: / / Personal, Family or Household  / / Commercial or Agricultural

OFFICIAL FEES (Not Financed): The Buyer will pay the estimated fee(s) of $________ to the appropriate public authority in order to transfer registration after payment in full.

OPTION: / / You pay no finance charge if the amount financed, item 7, is paid in full on or before ____________________, 19___. SELLERS INITIALS _____

--------------------------------------------------------------------------------
SERVICE CONTRACT (Optional) You request a service contract written with the following company for the term below. The cost is shown in item (1G) above.

Company___________________________________________ Term ________________ Months
Buyer X__________________________________________ X____________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELLER ASSISTED LOAN: FOR THIS LOAN, BUYER MAY BE REQUIRED TO PLEDGE SECURITY AND WILL BE OBLIGATED FOR THE INSTALLMENT PAYMENTS ON BOTH THE SECURITY AGREEMENT AND THE LOAN.

Proceeds of Loan - From _____________________________________________________
Amount $____________ Finance Charge $______________ Total $__________________
Payable __________ installments of $_________________________________________
$_______________________________ from this loan is described in (6D) above.
--------------------------------------------------------------------------------

IF YOU HAVE A COMPLAINT CONCERNING THIS SALE, YOU SHOULD TRY TO RESOLVE IT WITH THE SELLER.

COMPLAINTS CONCERNING UNFAIR OR DECEPTIVE PRACTICES OR METHODS BY THE SELLER MAY BE REFERRED TO THE CITY ATTORNEY, THE DISTRICT ATTORNEY, OR THE DEPARTMENT OF MOTOR VEHICLES, DIVISION OF INVESTIGATIONS AND OCCUPATIONAL LICENSING, P.O. BOX 93289, SACRAMENTO, CALIFORNIA 94232-3890, OR ANY COMBINATION THEREOF.

AFTER THIS CONTRACT IS SIGNED, THE SELLER MAY NOT CHANGE THE FINANCING OR PAYMENT TERMS UNLESS YOU AGREE IN WRITING TO THE CHANGE. YOU DO NOT HAVE TO AGREE TO ANY CHANGE, AND IT IS AN UNFAIR OR DECEPTIVE PRACTICE FOR THE SELLER TO MAKE A UNILATERAL CHANGE.

BUYER'S SIGNATURE X___________________________  X___________________________

THE MINIMUM PUBLIC LIABILITY INSURANCE LIMITS PROVIDED IN LAW MUST BE MET BY EVERY PERSON WHO PURCHASES A VEHICLE. IF YOU ARE UNSURE WHETHER OR NOT YOUR CURRENT INSURANCE POLICY WILL COVER YOUR NEWLY ACQUIRED VEHICLE IN THE EVENT OF AN ACCIDENT, YOU SHOULD CONTACT YOUR INSURANCE AGENT.

WARNING:

YOUR PRESENT POLICY MAY NOT COVER COLLISION DAMAGE OR MAY NOT PROVIDE FOR FULL REPLACEMENT COSTS FOR THE VEHICLE BEING PURCHASED. IF YOU DO NOT HAVE FULL COVERAGE, SUPPLEMENTAL COVERAGE FOR COLLISION DAMAGE MAY BE AVAILABLE TO YOU THROUGH YOUR INSURANCE AGENT OR THROUGH THE SELLING DEALER. HOWEVER, UNLESS OTHERWISE SPECIFIED, THE COVERAGE YOU OBTAIN THROUGH THE DEALER PROTECTS ONLY THE DEALER, USUALLY UP TO THE AMOUNT OF THE UNPAID BALANCE REMAINING AFTER THE VEHICLE HAS BEEN REPOSSESSED AND SOLD.

FOR ADVICE ON FULL COVERAGE THAT WILL PROTECT YOU IN THE EVENT OF LOSS OR DAMAGE TO YOUR VEHICLE, YOU SHOULD CONTACT YOUR INSURANCE AGENT.
THE BUYER SHALL SIGN TO ACKNOWLEDGE THAT HE/SHE UNDERSTANDS THESE PUBLIC LIABILITY TERMS AND CONDITIONS.

S/S X_____________________________   X_____________________________

                         THERE IS NO COOLING OFF PERIOD
CALIFORNIA LAW DOES NOT PROVIDE FOR A "COOLING OFF" OR OTHER CANCELLATION
PERIOD FOR VEHICLE SALES. THEREFORE, YOU CANNOT LATER CANCEL THIS CONTRACT SIMPLY BECAUSE YOU CHANGE YOUR MIND, DECIDE THE VEHICLE COSTS TOO MUCH, OR
WISH YOU HAD ACQUIRED A DIFFERENT VEHICLE. AFTER YOU SIGN BELOW, YOU MAY ONLY CANCEL THIS CONTRACT WITH THE AGREEMENT OF THE SELLER OR FOR LEGAL CAUSE,
SUCH AS FRAUD.
--------------------------------------------------------------------------------
BUYER ACKNOWLEDGES THAT (1) BEFORE SIGNING THIS AGREEMENT BUYER READ BOTH
SIDES OF THIS AGREEMENT AND RECEIVED A LEGIBLE, COMPLETELY FILLED-IN COPY OF THIS AGREEMENT; AND (2) BUYER HAS RECEIVED A COPY OF EVERY OTHER DOCUMENT
THAT BUYER SIGNED DURING THE CONTRACT NEGOTIATION.

BUYER'S SIGNATURE X___________________ CO-BUYER'S SIGNATURE X __________________

Seller _____________________________ Address__________________________________


                                       By X______________Title_________


LAW(TM) FORM NO. 554 CALIF. (REV 1/95) US PATENT NO 0342,967 & OTHER PATENTS
        PENDING LAW PRINTING AUTOMOTIVE PRODUCTS CALL (800)422-3102
        -C- 1994 THE REYNOLDS AND REYNOLDS COMPANY
        The Printer makes no warranty express or implied as to content or fitness for purpose of this form. Consult your own legal counsel

   TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING. 2. BUYER AND SELLER
              SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                       ADDITIONAL TERMS AND AGREEMENTS

A. SECURITY INTEREST: You hereby grant us a security interest under the California Uniform Commercial Code in the vehicle and all parts or accessories put on the vehicle and in all insurance premiums financed for you or rebates from insurance premiums, service contracts, and in the proceeds of any insurance policies covering the vehicle or credit or disability insurance policies financed hereunder, which security interest secures all sums which may become due under this contract, as well as any modifications, extensions, renewals, amendments, or re-financing of it.

B. USE OF VEHICLE: You agree to keep the vehicle free of all taxes and liens, except in favor of Seller, and not to use the vehicle--or permit the vehicle to be used illegally, improperly, or for hire, or to expose the vehicle to misuse, seizure, or confiscation, or other involuntary transfer, even if the vehicle was not the subject of judicial or administrative action. You agree not to make any material change in the vehicle or allow any material change in it to be made, or to remove the vehicle, or allow it to be removed from this State for a period in excess of 30 days or transfer any interest in the vehicle. You agree to keep the vehicle in good working condition and make all necessary repairs. You agree not to remove the vehicle, nor to permit its removal, from this country. Although we are not obligated to do so, if we elect to pay any liens, fees or taxes in connection with the vehicle, or to expend any other amount to protect our interests in the vehicle, you will reimburse us, at our option: (i) within 5 days of our demand upon you to do so or (ii) we may add the dollar amount of any such liens, fees, taxes or other charges we pay to the balance of this contract, accruing interest, from the time we pay such amounts until the time you pay them to us, at the annual percentage rate shown on the face of this contract, with such dollar amount and interest due at maturity of this contract or in monthly installments due on the remaining payment dates shown on the face of this contract, as we might choose.

C. INSURANCE: You agree to keep the vehicle insured in favor of us with a policy satisfactory to us, with comprehensive fire, theft and collision coverage, insuring the vehicle in an amount sufficient to cover the value of the vehicle. You agree to deliver the policies to us, and you agree that we may (i) contact your insurance agent to verify coverage or to add us as a loss payee or lienholder, (ii) make any claim under your insurance policy,
(iii) cancel the insurance on your default, and (iv) receive any payment of loss or return premium, and apply the amounts received, at our option, to replacement of the property or to your indebtedness under this Agreement, including indebtedness not yet due. If you fail to maintain such insurance, we may, at our option, procure such insurance to protect our interest in the property, and you agree to pay for such insurance and finance charges on the premiums at the annual percentage rate shown on the reverse, according to the notice we send you. You agree that any insurance we purchase may be for the protection of only our interest in the property, and may be for the remaining term of the contract or any shorter period as we determine. You understand that the insurance premiums may be higher if we must purchase insurance than if you had purchased the insurance yourself. If insurance has been purchased in connection with this contract, any difference between the amounts shown in the Statement of Insurance for premiums which may arise from errors in computation, classification, grouping or zoning, or changes in the type of insurance shall be payable by you on demand. You agree that we can use any proceeds from insurance to either repair or replace the vehicle or to reduce your debt under this contract as we may decide. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged, or destroyed.

D. PREPAYMENT OF AMOUNT OWED: You may prepay all amounts due under this contract at any time. If you fail to make any payment when due or perform any other agreement provided for in this contract, we may, in addition to other remedies, declare all sums immediately due and payable, subject to any right to reinstatement as required by-law. Upon prepayment, voluntary or otherwise, any unearned finance charge less any amount needed to bring the earned finance charge to a minimum of $25.00, will be credited or refunded to you. No refund of less than $1.00 will be made.

E. DEFAULT: If you breach any warranty or default in the performance in any promise you make in this agreement, including, but not limited to, making of any payment when due, or become insolvent, or file any proceeding under the U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged, destroyed, or impounded, we may at our option and without notice or demand
(1) declare all unpaid sums immediately due and payable (2) file suit against you for all unpaid sums (3) take immediate possession of the motor vehicle
(4) exercise any other legal or equitable remedy. Upon taking possession of the motor vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it at public or private sale. We may purchase the vehicle at any sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the property, and the remainder will be applied to unpaid sums owing under this contract, including collection costs and attorney fees. If there is any money left over (surplus) it will be paid to you. If a balance still remains owing, you promise to pay the same upon demand. If you default or breach this agreement you agree to pay finance charges at the annual percentage rate shown on the reverse side until all sums owing us are paid in full or judgement is entered. Our remedies are cumulative and taking of any action shall not be a waiver or prohibit us from pursuing any other remedy. You agree that upon your default we shall be entitled to recover from you our reasonable collection costs, including, but not limited to, an attorney's fee. In addition, if we repossess your vehicle, you grant to us and our agents permission to enter upon any premises owned by you. You agree we are entitled to recover from your our reasonable costs and expenses arising out of that repossession, including, but not limited to, any sums we pay third party agents. With respect to any sums we are entitled to recover pursuant to the previous two sentences, you will reimburse us, at our option: (i) within 5 days of our demand upon you to do so or (ii) we may add the dollar amount of any such sums, costs and expenses to the balance of this contract, accruing interest, from the time we pay such amounts until the time you pay them to us, at the annual percentage rate shown on the face of this contract.

F. WARRANTIES OF BUYER: You promise that you have given true and correct information in your application for credit, you have no knowledge that will render that information untrue in the future, and you understand that we have relied upon the correctness of that information in entering into this agreement, that upon request you will provide us with documents and other information necessary to verify any item of information contained in your credit application; and, that you have given us a true payoff amount on any vehicle traded in and that if it is not correct and is greater than the amount shown in this contract, you will pay the excess to us upon demand.

G. POWER OF ATTORNEY: You hereby appoint us, as well as any of our appropriate officers or other employees, as your attorney-in-fact, with full power of substitution, to sign in your name, place and stead any and all Certificates of Ownership, Registration Cards, applications, affidavits and/or any other documents required or necessary to transfer or convey any and all right, title and interest in and to the vehicle, to any person or persons, and to do and perform any and all other acts necessary or incident to the execution of the powers you hereby grant us, as fully and to all intents and purposes as you might or could do if personally present. This grant of a power of attorney, being coupled with an interest, is irrevocable until all your obligations under this contract are fully satisfied or until judgement is entered.

H. OTHER AGREEMENTS OF BUYER: (1) In the event the estimated Department of Motor Vehicle fees are greater than the amount shown, you will pay the excess to us upon demand. If they are less, we will refund the excess to you. (2) You agree that if we accept monies in sums less than those due or make extensions of due dates of payments under this contract, doing so will not be a waiver of any later right to enforce the contract terms as written. (3) We may charge you a $15.00 fee for the return by a depository institution of a dishonored check, negotiable order of withdrawal or share draft issued in connection with any payment due under this contract. (4) If the motor vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense, as permitted by law, and if you do not claim the property within 60 days after repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you. (5) If your payment is more than 10 days late you may be charged 5% of the late amount. (6) You will allow us to inspect the motor vehicle at any reasonable time and notify us of any change of your address within 30 days. (7) If we transfer this contract to an assignee you will be given notice thereof, and you agree that the assignee will have all our rights and remedies under this contract and you agree to pay all that is still owed under this contract at the times, and in the amounts, to the assignee. (8) That all of the agreements between us and you are set forth in this contract and no modification of this contract shall be valid unless it is made in writing and signed by you and us. (9) You have not requested confidentiality of your residence address and by signing this contract waive the provisions of section 1808 21 of the Vehicle Code and authorize the Department of Motor Vehicles to furnish your current residence address to the holder of this contract until it is paid in full. (10) Upon payment of this contract in full we may endorse the Certificate of Title and send it to any of you. (11) That any provision of this contract which may be held invalid shall not mean that this contract is unenforceable and the remaining provisions shall continue to be binding.

I. DELAY IN ENFORCEMENT: We can delay or waive enforcement of any of our rights under this contract without losing them.

J. SELLER'S WARRANTIES: We disclaim any warranty or representation as to the accuracy of the mileage on the odometer. We do not warrant the correctness of the year of manufacture or model of said vehicle. You agree that you have verified the description of the vehicle to your satisfaction and there is no warranty as to the correctness of the description of the vehicle. UNLESS YOU HAVE BEEN GIVEN AN EXPRESS WARRANTY IN WRITING, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, SUITABILITY, FITNESS FOR PURPOSE, OR OTHERWISE CONCERNING THE VEHICLE, PARTS OR ACCESSORIES DESCRIBED HEREIN.

K. RESCISSION RIGHTS: (1) Buyer agrees to furnish seller any documentation necessary to verify information contained in the credit application of buyer.
(2) Buyer acknowledges that it may take a few days for seller to verify the credit of buyer and assign the contract. In consideration of seller agreeing to deliver the vehicle, buyer agrees that if seller is unable to assign the contract to any one of the financial institutions with whom seller regularly does business pursuant to terms of assignment acceptable to seller, seller may elect to rescind the contract. (3) In the event seller elects to rescind the contract, seller shall, within ten days of the date of the contract, give buyer notice of the rescission. Such notice is deemed given upon deposit of a written notice in the United States mail directed to buyer at the address of buyer stated in the contract or upon any other manner in which actual notice is given to buyer. Upon receipt of such notice, buyer shall immediately return the vehicle to seller in the same condition as when sold, reasonable wear and tear excepted, and the contract shall then be deemed rescinded. Seller agrees, upon rescission of the contract, to restore to buyer all consideration received in connection with the contract, including any trade-in vehicle. (4) In the event the vehicle is not immediately returned to seller upon notice of seller's election to rescind the contract, buyer shall be liable to seller for all expenses incurred by seller in obtaining possession of the vehicle, including attorney's fees, and seller shall have the right to repossess the vehicle with free right of entry wherever the vehicle may be found. (5) While in possession of buyer, all terms of the contract, including those relating to use of the vehicle and insurance for the vehicle, shall be in full force and all risk of loss or damage to the vehicle shall be assumed by buyer who shall pay all reasonable repair costs related to any damage sustained by the vehicle while in the possession or control of buyer and until the vehicle is returned to seller.

                                      NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     If you have purchased credit disability insurance in connection with this transaction, the following claim procedures apply

                              CLAIM PROCEDURE

     If you become disabled, tell us (your creditor) right away. (We advise you to send this information to the same address to which you are normally required to send your payments, unless a different address or telephone number is given to you in writing by us at the location where we would like to be notified.) We will tell you where to get claim forms. Send in the completed form to the insurance company as soon as possible and tell us as soon as you do. If your disability insurance covers all of your missed payment, WE CANNOT TRY TO COLLECT WHAT YOU OWE OR FORECLOSE UPON OR REPOSSESS ANY COLLATERAL UNTIL THREE CALENDAR MONTHS AFTER your first missed payment is due or until the insurance company pays or rejects your claim, whichever comes first. We can, however, try to collect, foreclose, or repossess if you have money due and owing us or are otherwise in default when your disability claim is made or if a senior mortgage or lienholder is foreclosing.

     If the insurance company pays the claim within three calendar months, we must accept the money as though you paid on time. If the insurance company rejects the claim within three calendar months or accepts the claim within the three calendar months as a partial disability and pays less than for a total disability, you will have 35 days from the date that the rejection or the acceptance of the partial disability claim is sent to pay past due payments, or the difference between past due payments and what the insurance company pays for the partial disability, plus late charges. You can contact us, and we will tell you how much you owe. After that time, we can take action to collect or foreclose or repossess any collateral you may have given. If the insurance company accepts your claim but requires that you send in additional forms to remain eligible for continued payments, you should send these completed additional forms no later than required. If you do not send in these forms on time, the insurance company may stop paying, and we will then be able to take action to collect or foreclose or repossess any collateral you may have given.

                            NOTICE TO BUYER:

IF PREPAYMENT REFUND AS SHOWN ON THE REVERSE SIDE IS PURSUANT TO THE ACTUARIAL METHOD, NOTICE A APPLIES. IN OTHER CASES, NOTICE B APPLIES.

A. NOTICE TO BUYER: (1) DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN (2) YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. (3) YOU CAN PREPAY THE FULL AMOUNT DUE UNDER THIS AGREEMENT AT ANY TIME AND OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE IF IT IS $1 OR MORE. (4) IF YOU DEFAULT IN THE PERFORMANCE OF YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE SUBJECT TO SUIT AND LIABILITY FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

B. NOTICE TO BUYER: (1) DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF
IT CONTAINS ANY BLANK SPACES TO BE FILLED IN (2) YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. (3) YOU CAN PREPAY THE FULL AMOUNT DUE UNDER THIS AGREEMENT AT ANY TIME AND OBTAIN A PARTIAL REFUND OF
THE FINANCE CHARGE IF IT IS ONE DOLLAR ($1) OR MORE. BECAUSE OF THE WAY THE AMOUNT OF THIS REFUND WILL BE FIGURED, THE TIME WHEN YOU PREPAY COULD INCREASE THE ULTIMATE COST OF CREDIT UNDER THIS AGREEMENT. (4) IF YOU DEFAULT IN THE PERFORMANCE OF YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE SUBJECT TO SUIT AND LIABILITY FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

Smog Exemption Notification: If this is a new motor vehicle you may, at the time of application for registration, obtain a certificate of exemption from the first biennial smog inspection if you make a donation in an amount determined by the Department of Consumer Affairs, not to exceed $50.00.

FORM NO. 554 (REV 1/95) BACKER PART 4--GOLDENROD

                                LAW(TM) 553 1/95
                                                                           11763

LAW(TM) FORM NO. 553 CALIF. (REV 1/95) US PATENT NO 0342,967, & OTHER PATENTS PENDING LAW PRINTING AUTOMOTIVE PRODUCTS CALL (800)422-3102 -C- 1994 THE REYNOLDS AND REYNOLDS COMPANY

                            LINE UP COMPUTER/PRINTER SQUARELY WITH BRACKET BELOW



SIMPLE INTEREST MOTOR VEHICLE CONTRACT AND SECURITY AGREEMENT
--------------------------------------------------------------------------
BUYER'S NAME                                              DATE OF CONTRACT   STOCK NO.________________
                                                                             Source __________________
--------------------------------------------------------------------------   Salesperson _____________
BUYER'S RESIDENCE OR PLACE OF BUSINESS         ZIP CODE   AGREEMENT No.      Date ____________________
                                                                             Bus. Phone ______________
--------------------------------------------------------------------------   Res. Phone ______________
CO-BUYER'S NAME AND ADDRESS

--------------------------------------------------------------------------
In this contract the words "we," "us" and "our" refer to the creditor (seller) named below or, upon any assignment, its assignee.
The words "you" and "your" refer to the buyer and co-buyer if any named herein. We sell you the motor vehicle described below on credit. The credit price is shown below as the "Total Sale Price." The "Cash Price" is also shown below. By signing this contract you choose to buy the "vehicle" on credit and agree to pay the Total Sale Price, according to the schedules, terms and agreements shown on the front and back of this contract. If this contract is signed by a buyer and co-buyer, each is individually and together responsible for all agreements in the contract.
SEE OTHER SIDE FOR ADDITIONAL TERMS AND AGREEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
NEW/USED    YEAR     MAKE    CYL.    DIESEL   GAS   OTHER  BODY STYLE   MODEL    ODOMETER READING     VEHICLE IDENTIFICATION NUMBER

           ------------------------------------------------------------------------------------------------------------------------
           COLOR       TRIM           TIRES        TRANS       KEY NO            LIC. NO.          R.O.S. NO.

-----------------------------------------------------------------------------------------------------------------------------------
                              DISCLOSURES PURSUANT TO THE TRUTH-IN-LENDING ACT
-----------------------------------------------------------------------------------------------------------------------------------
       ANNUAL                FINANCE CHARGE         AMOUNT FINANCED            TOTAL OF PAYMENTS            TOTAL SALE PRICE
   PERCENTAGE RATE        The dollar amount the  The amount of credit      The amount you will have      The total cost of your
The cost of your credit   credit will cost you.  provided to you or on     paid after you have made      purchase on credit,
as a yearly rate.                                your behalf.              all payments as scheduled.    including your down
                                                                                                         payment of $___________.

                      %   $                      $                         $                             $
-----------------------------------------------------------------------------------------------------------------------------------
YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------------------------------------------------------------
          Number of Payments:                      Amount of Payments:               When Payments Are Due:
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
        Payments                                                              Monthly, beginning
-----------------------------------------------------------------------------------------------------------------------------------
One Final Payment
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in the goods or property being purchased.                        (e) MEANS AN ESTIMATE
LATE CHARGES: / / Applies only if checked. If any payment is more than 10 days late you will be charged 5% of the late amount.
              / / Applies only if checked. If any payment is not received by the first banking day which is at least 11 days after the due date, you will be charged 5% of the delinquent installment or $25.00, whichever is less.
PREPAYMENT: If you pay your contract in full before its maturity, you may be charged a minimum finance charge. See your contract documents for any additional information about nonpayment, default, any required prepayment in full before the scheduled date and a minimum finance charge payable upon prepayment.
-----------------------------------------------------------------------------------------------------------------------------------

NOTICES: The names and addresses of all persons to whom the notices required or permitted by law to be sent are set forth at the top of this form.

IF YOU ARE BUYING A USED VEHICLE WITH THIS CONTRACT, AS INDICATED IN THE DESCRIPTION OF THE VEHICLE ABOVE, FEDERAL REGULATION MAY REQUIRE A SPECIAL BUYERS GUIDE TO BE DISPLAYED ON THE WINDOW.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERIDES ANY CONTRARY PROVISIONS IN
THE CONTRACT OF SALE.
--------------------------------------------------------------------------------
                               STATEMENT OF INSURANCE
NOTICE: NO PERSON IS REQUIRED AS A CONDITION OF FINANCING THE PURCHASE OF A MOTOR VEHICLE TO PURCHASE, OR NEGOTIATE, ANY INSURANCE THROUGH A PARTICULAR INSURANCE COMPANY, AGENT OR BROKER.
You have requested Seller to include in the balance due under this agreement the following insurance. Insurance is to expire WITH / / BEFORE / / AFTER / / the due date of the final installment. Buyer requests seller to procure insurance upon the described property against fire, theft, and collision for the term of this agreement. Any insurance will not be in force until accepted by the insurance carrier.
                                                            Premium
$____________ DED., COMP., FIRE & THEFT ________ Mos. $__________________
$_______________ DEDUCTIBLE COLLISION   ________ Mos. $__________________
BODILY INJURY $________________ LIMITS  ________ Mos. $__________________
PROPERTY DAMAGE $______________ LIMITS  ________ Mos. $__________________
MEDICAL ______________________________  ________ Mos. $__________________
______________________________________  ________ Mos. $__________________
                    TOTAL VEHICLE INSURANCE PREMIUMS  $________________(a)
The foregoing declarations are hereby acknowledged.

                     X                       X
___________________________________________________________________________
DATE                   SELLER                   BUYER
-------------------------------------------------------------------------
             CREDIT INSURANCE AUTHORIZATION AND APPLICATION
You voluntarily request the credit insurance checked below, if any, and understand that such insurance is not required. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under the security agreement. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract.
Only the persons whose names are signed below are insured.

CREDIT LIFE ________________________ Mos. Premium $_______________________
JOINT LIFE _________________________ Mos. Premium $_______________________
CREDIT DISABILITY___________________ Mos. Premium $_______________________
                 TOTAL CREDIT INSURANCE PREMIUMS  $_______________________(b)

/ / You want Credit Life Insurance / / You do not want Credit Life Insurance / / You want Credit Disability Insurance (Primary Buyer Only)
/ / You do not want Credit Disability Insurance
/ / You want Joint Credit Life Insurance
You are applying for the credit insurance marked above. Your signature below means that you agree that: (1) You are not eligible for insurance if you have reached your 65th birthday. (2) You are eligible for disability insurance only if you are working for wages or profit 30 hours a week or more on the Effective Date. (3) Only the Primary Buyer is eligible for disability insurance.
DISABILITY INSURANCE MAY NOT COVER CONDITIONS FOR WHICH YOU HAVE SEEN A DOCTOR OR CHIROPRACTOR IN THE LAST 6 MONTHS (refer to "Total Disabilities Not Covered" in your policy or certificate for details).

                       X
___________________________________________________________________________
DATE                     PRIMARY BUYER                         AGE

                       X
___________________________________________________________________________ ID-1
DATE                     CO-BUYER                              AGE

--------------------------------------------------------------------------------

    ITEMIZATION OF AMOUNT FINANCED
    A. Cash Price Motor Vehicle and Accessories   $_________________(A)
       1. Cash Price Vehicle..... $______________
       2. Cash Price Accessories. $______________
    B. Document Preparation Charge............... $_________________(B)(not a governmental fee)
1.  C. Smog Fee Paid to Seller................... $_________________(C)
    D. Smog Exemption Donation Fee..............  $_________________(D)(paid to State)
    E. Sales Tax (on A+B+C)...................... $_________________(E)
    F. Luxury Tax................................ $_________________(F)
    G. Service Contract (optional)............... $_________________(G)
    H. Other......................................$_________________(H)
       To whom paid_______________________________________

    TOTAL CASH PRICE (A to H)............................ $_________________(1)
    AMOUNTS PAID TO PUBLIC OFFICIALS
    A. License................................... $_________________(A)
2.  B. Registration.............................. $_________________(B)
    C. Smog Impact Fee........................... $_________________(C)
    TOTAL OFFICIAL FEES (A+B+C).......................... $_________________(2)
3.  AMOUNT PAID TO INSURANCE COMPANIES:
    (Total premiums per Statement of Insurance a+b)...... $_________________(3)
4.  SMOG CERTIFICATION FEE PAID TO STATE................. $_________________(4)
5.  TOTAL (1 TO 4)........................................$_________________(5)
    A. Trade-In (Description)
    Yr ________  Make __________
    Model ______________________________________   $_________________(A)
    V.I.N. _______________________________________________
    Odometer ___________________
6.  B. Less Pay Off..............................  $_________________(B)
    C. TRADE-IN (A less B).......................  $_________________(C)
    D. Deferred downpayment due before
       second installment payment................  $_________________(D)
    E. MFR'S Rebate..............................  $_________________(E)
    F. Remaining cash downpayment..................$_________________(F)
    TOTAL DOWNPAYMENT (6C+D+E+F)........................  $_________________(6)
7.  AMOUNT FINANCED (5 less 6)........................... $_________________(7)

--------------------------------------------------------------------------------
VEHICLE USE: / / Personal, Family or Household / / Commercial or Agricultural OFFICIAL FEES (Not Financed): The Buyer will pay the estimated fee(s) of $_______________ to the appropriate public authority in order to transfer registration after payment in full.
--------------------------------------------------------------------------------
SERVICE CONTRACT (Optional) You request a service contract written with the following company for the term below. The cost is shown in item (1G) above.

Company___________________________________________ Term ________________ Months
Buyer X____________________________________  X__________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELLER ASSISTED LOAN:  FOR THIS LOAN, BUYER MAY BE REQUIRED TO PLEDGE
SECURITY AND WILL BE OBLIGATED FOR THE INSTALLMENT PAYMENTS ON BOTH THE
SECURITY AGREEMENT AND THE LOAN.

Proceeds of Loan-From __________________________________________________________
Amount $___________ Finance Charge  $______________ Total $_____________________
Payable ___________ Installments of $___________________________________________
$__________________________________ from this loan is described in (6D) above.
--------------------------------------------------------------------------------
                         BROKER FEE DISCLOSURE
If this Contract reflects the retail sale of a new motor vehicle the sale is not subject to a fee received by an autobroker unless the following box is checked:
/ / Name of Autobroker receiving fee, if applicable:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      NOTICE OF RESCISSION RIGHTS
If buyer signs here, the provisions of paragraph "K" on the reverse side shall be applicable to this contract.
BUYER'S SIGNATURE X ____________________________________________________________
CO-BUYER'S SIGNATURE X__________________________________________________________
  IF YOU HAVE A COMPLAINT CONCERNING THIS SALE, YOU SHOULD TRY TO RESOLVE IT WITH THE SELLER.
  COMPLAINTS CONCERNING UNFAIR OR DECEPTIVE PRACTICES OR METHODS BY THE SELLER MAY BE REFERRED TO THE CITY ATTORNEY, THE DISTRICT ATTORNEY, OR THE
DEPARTMENT OF MOTOR VEHICLES DIVISION OF INVESTIGATIONS AND OCCUPATIONAL LICENSING, P.O. BOX 93289, SACRAMENTO, CALIFORNIA 94232-3890, OR ANY
COMBINATION THEREOF.
  AFTER THIS CONTRACT IS SIGNED, THE SELLER MAY NOT CHANGE THE FINANCING OR PAYMENT TERMS UNLESS YOU AGREE IN WRITING TO THE CHANGE. YOU DO NOT HAVE TO AGREE TO ANY CHANGE AND IT IS AN UNFAIR OR DECEPTIVE PRACTICE FOR THE SELLER
TO MAKE A UNILATERAL CHANGE.

BUYER'S SIGNATURE X ______________________________ X __________________________
  THE MINIMUM PUBLIC LIABILITY INSURANCE LIMITS PROVIDED IN LAW MUST BE MET BY EVERY PERSON WHO PURCHASES A VEHICLE. IF YOU ARE UNSURE WHETHER OR NOT YOUR CURRENT INSURANCE POLICY WILL COVER YOUR NEWLY ACQUIRED VEHICLE IN THE EVENT
OF AN ACCIDENT, YOU SHOULD CONTACT YOUR INSURANCE AGENT.
WARNING:
  YOUR PRESENT POLICY MAY NOT COVER COLLISION DAMAGE OR MAY NOT PROVIDE FOR FULL REPLACEMENT COSTS FOR THE VEHICLE BEING PURCHASED. IF YOU DO NOT HAVE
FULL COVERAGE, SUPPLEMENTAL COVERAGE FOR COLLISION DAMAGE MAY BE AVAILABLE TO YOU THROUGH YOUR INSURANCE AGENT OR THROUGH THE SELLING DEALER. HOWEVER,
UNLESS OTHERWISE SPECIFIED, THE COVERAGE YOU OBTAIN THROUGH THE DEALER
PROTECTS ONLY THE DEALER, USUALLY UP TO THE AMOUNT OF THE UNPAID BALANCE REMAINING AFTER THE VEHICLE HAS BEEN REPOSSESSED AND SOLD.
  FOR ADVICE ON FULL COVERAGE THAT WILL PROTECT YOU IN THE EVENT OF LOSS OR DAMAGE TO YOUR VEHICLE, YOU SHOULD CONTACT YOUR INSURANCE AGENT.
  THE BUYER SHALL SIGN TO ACKNOWLEDGE THAT HE/SHE UNDERSTANDS THESE PUBLIC LIABILITY TERMS AND CONDITIONS.

s/s X ________________________________ X ______________________________________

                         THERE IS NO COOLING OFF PERIOD
CALIFORNIA LAW DOES NOT PROVIDE FOR A "COOLING OFF" OR OTHER CANCELLATION
PERIOD FOR VEHICLE SALES. THEREFORE, YOU CANNOT LATER CANCEL THIS CONTRACT SIMPLY BECAUSE YOU CHANGE YOUR MIND, DECIDE THE VEHICLE COSTS TOO MUCH, OR
WISH YOU HAD ACQUIRED A DIFFERENT VEHICLE. AFTER YOU SIGN BELOW, YOU MAY ONLY CANCEL THIS CONTRACT WITH THE AGREEMENT OF THE SELLER OR FOR LEGAL CAUSE,
SUCH AS FRAUD.
--------------------------------------------------------------------------------
BUYER ACKNOWLEDGES THAT (1) BEFORE SIGNING THIS AGREEMENT BUYER READ BOTH
SIDES OF THIS AGREEMENT AND RECEIVED A LEGIBLE, COMPLETELY FILLED-IN COPY OF THIS AGREEMENT; AND (2) BUYER HAS RECEIVED A COPY OF EVERY OTHER DOCUMENT
THAT BUYER SIGNED DURING THE CONTRACT NEGOTIATION.

BUYER'S SIGNATURE X____________________ CO-BUYER'S SIGNATURE X _________________
SELLER X_______________________________ Address ________________________________
                                        By X______________Title_________


LAW(TM) FORM NO. 553 CALIF. (Rev 1/95) US PATENT NO 0342,967 & OTHER PATENTS PENDING LAW PRINTING AUTOMOTIVE PRODUCTS CALL (800) 422 3102 (C) 1994 THE REYNOLDS AND REYNOLDS COMPANY
THE PRINTER MAKES NO WARRANTY EXPRESS OR IMPLIED, AS TO CONTENT OR FITNESS FOR PURPOSE OF THIS LOAN. CONSULT YOUR OWN LEGAL COUNSEL.

   TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING. 2. BUYER AND SELLER
              SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                       ADDITIONAL TERMS AND AGREEMENTS

A. PROMISE TO PAY: You promise to pay the down payment and Amount Financed, plus the finance charges on the Amount Financed, as shown in the Payment Schedule. The Finance charges are to be computed daily on a simple interest basis by applying the Annual Percentage Rate to the unpaid portion of the Amount Financed until all sums due under this contract are fully paid. Payments will be applied first to any unpaid deferred downpayment, then to the finance charges and then to repay the Amount Financed.

B. SIMPLE INTEREST CONTRACT: This is a simple interest contract. The Finance Charge, Total of Payments and Payment Schedule shown may differ from the amount you will ultimately have to pay if your payments are not received on their exact due dates or the Seller adds amounts to the amount you owe for any of the reasons stated below. For example, early payments would reduce your final payments, while late payments and additions to the amount you owe would increase it. Your final payment may also be different than the amount shown if the Seller figured the Payment Schedule assuming equal monthly payment periods and other factors permitted under the Truth in Lending Act. Your promise to pay requires you to pay the final payment on the date due even if it is different than the amount shown for any of these reasons.

C. SECURITY INTEREST: You hereby grant us a security interest under the California Uniform Commercial Code in the vehicle and all parts or accessories put on the vehicle and in all insurance premiums financed for you or rebates from insurance premiums, service contracts, and in the proceeds of any insurance policies covering the vehicle or credit or disability insurance policies financed hereunder, which security interest secures all sums which may become due under this contract, as well as any modifications, extensions, renewals, amendments, or re-financing of it.

D. USE OF VEHICLE: You agree to keep the vehicle free of all taxes and liens, except in favor of Seller, and not to use the vehicle--or permit the vehicle to be used illegally, improperly, or for hire, or to expose the vehicle to misuse, seizure, or confiscation, or other involuntary transfer, even if the vehicle was not the subject of judicial or administrative action. You agree not to make any material change in the vehicle or allow any material change in it to be made, or to remove the vehicle, or allow it to be removed from this State for a period in excess of 30 days or transfer any interest in the vehicle. You agree to keep the vehicle in good working condition and make all necessary repairs. You agree not to remove the vehicle, nor to permit its removal, from this country. Although we are not obligated to do so, if we elect to pay any liens, fees or taxes in connection with the vehicle, or to expend any other amount to protect our interests in the vehicle, you will reimburse us, at our option: (i) within 5 days of our demand upon you to do so or (ii) we may add the dollar amount of any such liens, fees, taxes or other charges we pay to the balance of this contract, accruing interest, from the time we pay such amounts until the time you pay them to us, at the annual percentage rate shown on the face of this contract, with such dollar amount and interest due at maturity of this contract or in monthly installments due on the remaining payment dates shown on the face of this contract, as we might choose.

E. INSURANCE: You agree to keep the vehicle insured in favor of us with a policy satisfactory to us, with comprehensive fire, theft and collision coverage, insuring the vehicle in an amount sufficient to cover the value of the vehicle. You agree to deliver the policies to us, and you agree that we may (i) contact your insurance agent to verify coverage or to add us as a loss payee or lienholder, (ii) make any claim under your insurance policy,
(iii) cancel the insurance on your default, and (iv) receive any payment of loss or return premium, and apply the amounts received, at our option, to replacement of the property or to your indebtedness under this Agreement, including indebtedness not yet due. If you fail to maintain such insurance, we may, at our option, procure such insurance to protect our interest in the property, and you agree to pay for such insurance and finance charges on the premiums at the annual percentage rate shown on the reverse, according to the notice we send you. You agree that any insurance we purchase may be for the protection of only our interest in the property, and may be for the remaining term of the contract or any shorter period as we determine. You understand that the insurance premiums may be higher if we must purchase insurance than if you had purchased the insurance yourself. If insurance has been purchased in connection with this contract, any difference between the amounts shown in the Statement of Insurance for premiums which may arise from errors in computation, classification, grouping or zoning, or changes in the type of insurance shall be payable by you on demand. You agree that we can use any proceeds from insurance to either repair or replace the vehicle or to reduce your debt under this contract as we may decide. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged, or destroyed.

F. PREPAYMENT OF AMOUNT OWED: You may prepay all amounts due under this contract at any time. In addition, if you fail to make any payment when due or perform any other agreement provided for in this contract, we may, in addition to other remedies, declare all sums immediately due and payable. If you prepay, a portion of your balance payment will be credited first to interest and the balance to the unpaid Amount Financed. Your next payment will be due on the next regular installment date. If you prepay in full you agree that we are entitled to a minimum finance charge as follows: (1) $25, if the original Amount Financed does not exceed $1,000 (2) $50, if the original Amount Financed is more than $1,000, but not more than $2,000 or (3) $75, if the original Amount Financed is more than $2,000. Your obligation will be determined, as applicable as of the date we are paid in full, or as of the date we recover the vehicle's value through its disposition, or upon entry of a court judgement for what you owe under this contract, or if we elect to keep the vehicle in satisfaction of what you owe under this contract, as of the date we take possession of the vehicle.

G. DEFAULT: If you breach any warranty or default in the performance in any promise you make in this agreement, including, but not limited to, making of any payment when due, or become insolvent, or file any proceeding under the U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged, destroyed, or impounded, we may at our option and without notice or demand
(1) declare all unpaid sums immediately due and payable (2) file suit against you for all unpaid sums (3) take immediate possession of the motor vehicle
(4) exercise any other legal or equitable remedy. Upon taking possession of the motor vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it at public or private sale. We may purchase the vehicle at any sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the property, and the remainder will be applied to unpaid sums owing under this contract, including collection costs and attorney fees. If there is any money left over (surplus) it will be paid to you. If a balance still remains owing, you promise to pay the same upon demand. If you default or breach this agreement you agree to pay finance charges at the annual percentage rate shown on the reverse side until all sums owing us are paid in full or judgement is entered. Our remedies are cumulative and taking of any action shall not be a waiver or prohibit us from pursuing any other remedy. You agree that upon your default we shall be entitled to recover from you our reasonable collection costs, including, but not limited to, an attorney's fee. In addition, if we repossess your vehicle, you grant to us and our agents permission to enter upon any premises owned by you. You agree we are entitled to recover from you our reasonable costs and expenses arising out of that repossession, including, but not limited to, any sums we pay third party agents. With respect to any sums we are entitled to recover pursuant to the previous two sentences, you will reimburse us, at our option: (i) within 5 days of our demand upon you to do so or (ii) we may add the dollar amount of any such sums, costs and expenses to the balance of this contract, accruing interest, from the time we pay such amounts until the time you pay them to us, at the annual percentage rate shown on the face of this contract.

H. WARRANTIES OF BUYER: You promise that you have given true and correct information in your application for credit, you have no knowledge that will render that information untrue in the future, and you understand that we have relied upon the correctness of that information in entering into this agreement; that upon request you will provide us with documents and other information necessary to verify any item of information contained in your credit application; and, that you have given us a true payoff amount on any vehicle traded in and that if it is not correct and is greater than the amount shown in this contract, you will pay the excess to us upon demand.

I. POWER OF ATTORNEY: You hereby appoint us, as well as any of our appropriate officers or other employees, as your attorney-in-fact, with full power of substitution, to sign in your name, place and stead any and all Certificates of Ownership, Registration Cards, applications, affidavits and/or any other documents required or necessary to transfer or convey any and all right, title and interest in and to the vehicle, to any person or persons, and to do and perform any and all other acts necessary or incident to the execution of the powers you hereby grant us, as fully and to all intents and purposes as you might or could do if personally present. This grant of a power of attorney, being coupled with an interest, is irrevocable until all your obligations under this contract are fully satisfied or until judgment is entered.

J. OTHER AGREEMENTS OF BUYER: (1) In the event the estimated Department of Motor Vehicle fees are greater than the amount shown, you pay the excess to us upon demand. If they are less, we will refund the excess to you. (2) You agree that if we accept monies in sums less than those due or make extensions of due dates of payments under this contract, doing so will not be a waiver of any later right to enforce the contract terms as written. (3) We may charge you a $15.00 fee for the return by a depository institution of a dishonored check, negotiable order of withdrawal or share draft issued in connection with any payment due under this contract. (4) If the vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense, as permitted by law, and if you do not claim the property within 60 days after repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you. (5) If your payment is more than 10 days late you may be charged 5% of the late amount. (6) You will allow us to inspect the vehicle at any reasonable time and notify us of any change of your address within 30 days. (7) If we transfer this contract to an assignee you will be given notice thereof, and you agree that the assignee will have all our rights and remedies under this contract and you agree to pay all that is still owed under this contract at the times, and in the amounts, to the assignee. (8) That all of the agreements between us and you are set forth in this contract and no modification of this contract shall be valid unless it is made in writing and signed by you and us. (9) You have not requested confidentiality of your residence address and by signing this contract waive the provisions of section 1808.21 of the Vehicle Code and authorize the Department of Motor Vehicles to furnish your current residence address to the holder of this contract until it is paid in full. (10) Upon payment of this contract in full we may endorse the Certificate of Title and send it to any of you. (11) That any provision of this contract which may be held invalid shall not mean that this contract is unenforceable and the remaining provisions shall continue to be binding.

K. RESCISSION RIGHTS: (1) Buyer agrees to furnish seller any documentation necessary to verify information contained in the credit application of buyer.
(2) Buyer acknowledges that it may take a few days for seller to verify the credit of buyer and assign the contract. In consideration of seller agreeing to deliver the vehicle, buyer agrees that if seller is unable to assign the contract to any one of the financial institutions with whom seller regularly does business pursuant to terms of assignment acceptable to seller, seller may elect to rescind the contract. (3) In the event seller elects to rescind the contract, seller shall, within ten days of the date of the contract, give buyer notice of the rescission. Such notice is deemed given upon deposit of a written notice in the United States mail directed to buyer at the address of buyer stated in the contract or upon any other manner in which actual notice is given to buyer. Upon receipt of such notice, buyer shall immediately return the vehicle to seller in the same condition as when sold, reasonable wear and tear excepted, and the contract shall then be deemed rescinded. Seller agrees, upon rescission of the contract, to restore to buyer all consideration received in connection with the contract, including any trade-in vehicle. (4) In the event the vehicle is not immediately returned to seller upon notice of seller's election to rescind the contract, buyer shall be liable to seller for all expenses incurred by seller in obtaining possession of the vehicle, including attorney's fees, and seller shall have the right to repossess the vehicle with free right of entry wherever the vehicle may be found. (5) While in possession of buyer, all terms of the contract, including those relating to use of the vehicle and insurance for the vehicle, shall be in full force and all risk of loss or damage to the vehicle shall be assumed by buyer who shall pay all reasonable repair costs related to any damage sustained by the vehicle while in the possession or control of buyer and until the vehicle is returned to seller.

L. DELAY IN ENFORCEMENT: We can delay or waive enforcement of any of our rights under this contract without losing them.

M. SELLER'S WARRANTIES: We disclaim any warranty or representation as to the accuracy of the mileage on the odometer. We do not warrant the correctness of the year of manufacture or model of said vehicle. You agree that you have verified the description of the vehicle to your satisfaction and there is no warranty as to the correctness of the description of the vehicle. UNLESS YOU HAVE BEEN GIVEN AN EXPRESS WARRANTY IN WRITING, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, SUITABILITY, FITNESS FOR PURPOSE, OR OTHERWISE CONCERNING THE VEHICLE, PARTS OR ACCESSORIES DESCRIBED HEREIN.

                                      NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     If you have purchased credit disability insurance in connection with this transaction, the following claim procedures apply

                              CLAIM PROCEDURE

     If you become disabled, tell us (your creditor) right away. (We advise you to send this information to the same address to which you are normally required to send your payments, unless a different address or telephone number is given to you in writing by us at the location where we would like to be notified.) We will tell you where to get claim forms. Send in the completed form to the insurance company as soon as possible and tell us as soon as you do. If your disability insurance covers all of your missed payment, WE CANNOT TRY TO COLLECT WHAT YOU OWE OR FORECLOSE UPON OR REPOSSESS ANY COLLATERAL UNTIL THREE CALENDAR MONTHS AFTER your first missed payment is due or until the insurance company pays or rejects your claim, whichever comes first. We can, however, try to collect, foreclose, or repossess if you have money due and owing us or are otherwise in default when your disability claim is made or if a senior mortgage or lienholder is foreclosing.

     If the insurance company pays the claim within three calendar months, we must accept the money as though you paid on time. If the insurance company rejects the claim within three calendar months or accepts the claim within the three calendar months as a partial disability and pays less than for a total disability, you will have 35 days from the date that the rejection or the acceptance of the partial disability claim is sent to pay past due payments, or the difference between past due payments and what the insurance company pays for the partial disability, plus late charges. You can contact us, and we will tell you how much you owe. After that time, we can take action to collect or foreclose or repossess any collateral you may have given. If the insurance company accepts your claim but requires that you send in additional forms to remain eligible for continued payments, you should send these completed additional forms no later than required. If you do not send in these forms on time, the insurance company may stop paying, and we will then be able to take action to collect or foreclose or repossess any collateral you may have given.

                            NOTICE TO BUYER:

(1) DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN. (2) YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. (3) YOU CAN PREPAY THE FULL AMOUNT DUE UNDER THIS AGREEMENT AT ANY TIME. (4) IF YOU DEFAULT IN THE PERFORMANCE OF YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE SUBJECT TO SUIT AND LIABILITY FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

Smog Exemption Notification: If this is a new motor vehicle you may, at the time of application for registration, obtain a certificate of exemption from the first biennial smog inspection if you make a donation in an amount determined by the Department of Consumer Affairs, not to exceed $50.00.

                                  LAW(TM) 552 1/95

LAW(TM) FORM NO. 552 CALIF. (REV 1/95) US PATENT NO D342957, & OTHER PATENTS PENDING LAW PRINTING AUTOMOTIVE PRODUCTS CALL (800)422-3102 -C- 1994 THE
REYNOLDS AND REYNOLDS COMPANY             1/97

                            LINE UP COMPUTER PRINTER SQUARELY WITH BRACKET BELOW


PRE-COMPUTED (ADD-ON) INTEREST MOTOR VEHICLE CONTRACT AND SECURITY AGREEMENT
--------------------------------------------------------------------------
BUYER'S NAME                                              DATE OF CONTRACT   STOCK NO.________________
                                                                             Source __________________
--------------------------------------------------------------------------   Salesman ________________
BUYER'S RESIDENCE OR PLACE OF BUSINESS         ZIP CODE   AGREEMENT No.      Date ____________________
                                                                             Bus. Phone ______________
--------------------------------------------------------------------------   Res. Phone ______________
CO-BUYER'S NAME AND ADDRESS

--------------------------------------------------------------------------

In this contract the words "we," "us" and "our" refer to the creditor (seller) named below or, upon any assignment, its assignee. The words "you" and "your" refer to the buyer and co-buyer if any named herein.
We sell you the motor vehicle described below on credit. The credit price is shown below as the "Total
Sale Price." The "Cash Price" is also shown below. By signing this contract you choose to buy the "vehicle"
on credit and agree to pay the Total Sale Price, according to the schedules, terms and agreements shown on the front and back of this contract. If this contract is signed by a buyer and co-buyer, each is individually and together responsible for all agreements in the contract.

SEE OTHER SIDE FOR ADDITIONAL TERMS AND AGREEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
NEW/USED    YEAR     MAKE     CYL.   DIESEL   GAS   OTHER  BODY STYLE   MODEL    ODOMETER READING     VEHICLE IDENTIFICATION NUMBER

         --------------------------------------------------------------------------------------------------------------------------
         COLOR           TRIM           TIRES        TRANS       KEY NO.           LIC. NO.          R.O.S. NO.

-----------------------------------------------------------------------------------------------------------------------------------
                              DISCLOSURES PURSUANT TO THE TRUTH-IN-LENDING ACT
-----------------------------------------------------------------------------------------------------------------------------------
         ANNUAL             FINANCE CHARGE          AMOUNT FINANCED           TOTAL OF PAYMENTS             TOTAL SALE PRICE
   PERCENTAGE RATE        The dollar amount the  The amount of credit      The amount you will have      The total cost of your
The cost of your credit   credit will cost you.  provided to you or on     paid after you have made all  purchase on credit,
as a yearly rate.                                your behalf.              payments as scheduled.        including your down
                                                                                                         payment of $___________.

                      %   $                      $                         $                             $
-----------------------------------------------------------------------------------------------------------------------------------
YOUR PAYMENT SCHEDULE WILL BE:
-----------------------------------------------------------------------------------------------------------------------------------
          Number of Payments:                      Amount of Payments:               When Payments Are Due:
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
One Payment of
-----------------------------------------------------------------------------------------------------------------------------------
        Payments                                                              Monthly, beginning
-----------------------------------------------------------------------------------------------------------------------------------
One Final Payment
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in the goods or property being purchased.
LATE CHARGES: If any payment is more than 10 days late you may be charged 5% of the late amount.
PREPAYMENT: If you pay early, you may be entitled to a refund of part of the finance charge.
See your contract documents for any additional information about nonpayment, default, any required prepayment in full before the scheduled date and prepayment refunds.
-----------------------------------------------------------------------------------------------------------------------------------

NOTICES: The names and addresses of all persons to whom the notices required or permitted by law to be sent are set forth at the top of this form.

IF YOU ARE BUYING A USED VEHICLE WITH THIS CONTRACT, AS INDICATED IN THE DESCRIPTION OF THE VEHICLE ABOVE, FEDERAL REGULATION MAY REQUIRE A SPECIAL BUYERS GUIDE TO BE DISPLAYED ON THE WINDOW.

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.
--------------------------------------------------------------------------------
                               STATEMENT OF INSURANCE
NOTICE: NO PERSON IS REQUIRED AS A CONDITION OF FINANCING THE PURCHASE OF A MOTOR VEHICLE TO PURCHASE, OR NEGOTIATE, ANY INSURANCE THROUGH A PARTICULAR INSURANCE COMPANY, AGENT OR BROKER.
You have requested Seller to include in the balance due under this agreement the following insurance. Insurance is to expire WITH / / BEFORE / / AFTER / / the due date of the final installment. Buyer requests seller to procure insurance upon the described property against fire, theft, and collision for the term of this agreement. Any insurance will not be in force until accepted
by the insurance carrier.                                   Premium

$____________ DED., COMP., FIRE & THEFT ________ Mos. $__________________
$_______________ DEDUCTIBLE COLLISION   ________ Mos. $__________________
BODILY INJURY $________________ LIMITS  ________ Mos. $__________________
PROPERTY DAMAGE $______________ LIMITS  ________ Mos. $__________________
MEDICAL ______________________________  ________ Mos. $__________________
______________________________________  ________ Mos. $__________________
                    TOTAL VEHICLE INSURANCE PREMIUMS $________________(a) The foregoing declarations are hereby acknowledged.

                     X                       X
___________________________________________________________________________
DATE                   SELLER                   BUYER
-------------------------------------------------------------------------
             CREDIT INSURANCE AUTHORIZATION AND APPLICATION
You voluntarily request the credit insurance checked below, if any, and understand that such insurance is not required. You acknowledge disclosure of the cost of such insurance and authorize it to be included in the balance payable under the security agreement. Any returned or refunded credit insurance premiums shall be applied to sums due under this contract.
Only the persons whose names are signed below are insured.

CREDIT LIFE ________________________ Mos. Premium $_______________________
JOINT LIFE _________________________ Mos. Premium $_______________________
CREDIT DISABILITY___________________ Mos. Premium $_______________________
                 TOTAL CREDIT INSURANCE PREMIUMS  $_______________________(b)

/ / You want Credit Life Insurance / / You do not want Credit Life Insurance / / You want Credit Disability Insurance (Primary Buyer Only)
/ / You do not want Credit Disability Insurance
/ / You want Joint Credit Life Insurance
You are applying for the credit insurance marked above. Your signature below means that you agree that: (1) You are not eligible for insurance if you have reached your 65th birthday. (2) You are eligible for disability insurance only if you are working for wages or profit 30 hours a week or more on the Effective Date. (3) Only the Primary Buyer is eligible for disability insurance.

DISABILITY INSURANCE MAY NOT COVER CONDITIONS FOR WHICH YOU HAVE SEEN A DOCTOR OR CHIROPRACTOR IN THE LAST 6 MONTHS (refer to "Total Disabilities Not Covered" in your policy or certificate for details).

                       X
___________________________________________________________________________
DATE                     PRIMARY BUYER                         AGE

                       X
___________________________________________________________________________ ID-1
DATE                     CO-BUYER                              AGE

                            BROKER FEE DISCLOSURE
IF THIS CONTRACT REFLECTS THE RETAIL SALE OF A NEW MOTOR VEHICLE THE SALE IS NOT SUBJECT TO A FEE RECEIVED BY AN AUTOBROKER UNLESS THE FOLLOWING BOX IS CHECKED:
/ / NAME OF AUTOBROKER RECEIVING FEE, IF APPLICABLE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NOTICE OF RESCISSION RIGHTS
If buyer signs here, the provisions of paragraph "K" on the reverse side shall be applicable to this contract.
BUYER'S
SIGNATURE X_____________________________________________________________________
CO-BUYER'S
SIGNATURE X_____________________________________________________________________


    ITEMIZATION OF AMOUNT FINANCED
    A. Cash Price Motor Vehicle and Accessories.. $_________________(A)
       1. Cash Price Vehicle..... $______________
       2. Cash Price Accessories. $______________
    B. Document Preparation Charge............... $_________________(B)(not a
                                                                    governmental
                                                                    fee)
    C. Smog Fee Paid to Seller................... $_________________(C)
    D. Smog Exemption Donation Fee............... $_________________(D)(paid to
                                                                       State)
    E. Sales Tax (on A+B+C)...................... $_________________(E)
1.  F. Luxury Tax................................ $_________________(F)
    G. Service Contract (optional)............... $_________________(G)
    H. Other..................................... $_________________(H)
       To whom paid_______________________________________

    TOTAL CASH PRICE (A to H)............................ $_________________(1)
    AMOUNTS PAID TO PUBLIC OFFICIALS
    A. License................................... $_________________(A)
    B. Registration.............................. $_________________(B)
2.  C. Smog Impact Fee........................... $_________________(C)
    TOTAL OFFICIAL FEES (A+B+C).......................... $_________________(2)

3.  AMOUNT PAID TO INSURANCE COMPANIES:
    (Total premiums per Statement of
    Insurance a+b)....................................... $_________________(3)

4.  SMOG CERTIFICATION FEE PAID TO STATE................. $_________________(4)

5.  TOTAL (1 TO 4)....................................... $_________________(5)
    A. Trade-In (Description)
    Yr ________  Make __________
    Model ______________________________________   $_________________(A)
    V.I.N. _______________________________________________
    Odometer ___________________
6.  B. Less Pay Off..............................  $_________________(B)
    C. TRADE-IN (A less B).......................  $_________________(C)
    D. Deferred downpayment due before second
       installment payment.......................  $_________________(D)
    E. MFR's Rebate..............................  $_________________(E)
    F. Remaining cash downpayment................  $_________________(F)
    TOTAL DOWNPAYMENT (6C+D+E+F)......................... $_________________(6)
7.  AMOUNT FINANCED (5 less 6)........................... $_________________(7)

--------------------------------------------------------------------------------
PREPAYMENT REFUND: Any refund for prepayment in full will be calculated as follows:
/ / according to the Actuarial Method
/ / according to the Sum of the Periodic Time Balances
/ / according to the Rule of 7B's

(If no box is checked the method for calculating the prepayment refund will be deemed to be the Sum of the Periodic Time Balances)

VEHICLE USE: / / Personal, Family or Household  / / Commercial or Agricultural

OFFICIAL FEES (Not Financed): The Buyer will pay the estimated fee(s) of $________ to the appropriate public authority in order to transfer registration after payment in full.

--------------------------------------------------------------------------------
SERVICE CONTRACT (Optional) You request a service contract written with the following company for the term below. The cost is shown in item (1G) above.

Company___________________________________________ Term ________________ Months
Buyer X____________________________________         X__________________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELLER ASSISTED LOAN: FOR THIS LOAN, BUYER MAY BE REQUIRED TO PLEDGE SECURITY AND WILL BE OBLIGATED FOR THE INSTALLMENT PAYMENTS ON BOTH THE SECURITY AGREEMENT AND THE LOAN.

Proceeds of Loan - From _____________________________________________________
Amount $____________ Finance Charge $______________ Total $__________________
Payable __________ Installments of $_________________________________________
$_______________________________ from this loan is described in (6D) above.
--------------------------------------------------------------------------------

IF YOU HAVE A COMPLAINT CONCERNING THIS SALE, YOU SHOULD TRY TO RESOLVE IT WITH THE SELLER.

COMPLAINTS CONCERNING UNFAIR OR DECEPTIVE PRACTICES OR METHODS BY THE SELLER MAY BE REFERRED TO THE CITY ATTORNEY, THE DISTRICT ATTORNEY, OR THE DEPARTMENT OF MOTOR VEHICLES, DIVISION OF INVESTIGATIONS AND OCCUPATIONAL LICENSING, P.O. BOX 93289, SACRAMENTO, CALIFORNIA 94232-3890, OR ANY COMBINATION THEREOF.

AFTER THIS CONTRACT IS SIGNED, THE SELLER MAY NOT CHANGE THE FINANCING OR PAYMENT TERMS UNLESS YOU AGREE IN WRITING TO THE CHANGE. YOU DO NOT HAVE TO AGREE TO ANY CHANGE, AND IT IS AN UNFAIR OR DECEPTIVE PRACTICE FOR THE SELLER TO MAKE A UNILATERAL CHANGE.

BUYER'S SIGNATURE X___________________________  X___________________________

THE MINIMUM PUBLIC LIABILITY INSURANCE LIMITS PROVIDED IN LAW MUST BE MET BY EVERY PERSON WHO PURCHASES A VEHICLE. IF YOU ARE UNSURE WHETHER OR NOT YOUR CURRENT INSURANCE POLICY WILL COVER YOUR NEWLY ACQUIRED VEHICLE IN THE EVENT OF AN ACCIDENT, YOU SHOULD CONTACT YOUR INSURANCE AGENT.

WARNING:

YOUR PRESENT POLICY MAY NOT COVER COLLISION DAMAGE OR MAY NOT PROVIDE FOR FULL REPLACEMENT COSTS FOR THE VEHICLE BEING PURCHASED. IF YOU DO NOT HAVE FULL COVERAGE, SUPPLEMENTAL COVERAGE FOR COLLISION DAMAGE MAY BE AVAILABLE TO YOU THROUGH YOUR INSURANCE AGENT OR THROUGH THE SELLING DEALER. HOWEVER, UNLESS OTHERWISE SPECIFIED, THE COVERAGE YOU OBTAIN THROUGH THE DEALER PROTECTS ONLY THE DEALER, USUALLY UP TO THE AMOUNT OF THE UNPAID BALANCE REMAINING AFTER THE VEHICLE HAS BEEN REPOSSESSED AND SOLD.

FOR ADVICE ON FULL COVERAGE THAT WILL PROTECT YOU IN THE EVENT OF LOSS OR DAMAGE TO YOUR VEHICLE, YOU SHOULD CONTACT YOUR INSURANCE AGENT.
THE BUYER SHALL SIGN TO ACKNOWLEDGE THAT HE/SHE UNDERSTANDS THESE PUBLIC LIABILITY TERMS AND CONDITIONS.

S/S X_____________________________   X_____________________________

                         THERE IS NO COOLING OFF PERIOD
CALIFORNIA LAW DOES NOT PROVIDE FOR A "COOLING OFF" PERIOD OR OTHER CANCELLATION PERIOD FOR THIS SALE. THEREFORE, YOU CANNOT LATER CANCEL THIS CONTRACT SIMPLY BECAUSE YOU CHANGE YOUR MIND, DECIDE THE VEHICLE COSTS TOO MUCH, OR WISH YOU
HAD ACQUIRED A DIFFERENT VEHICLE. AFTER YOU SIGN BELOW, YOU MAY ONLY CANCEL
THIS CONTRACT WITH THE AGREEMENT OF THE SELLER OR FOR LEGAL CAUSE, SUCH AS
FRAUD.
--------------------------------------------------------------------------------
BUYER ACKNOWLEDGES THAT (1) BEFORE SIGNING THIS CONTRACT BUYER
READ BOTH SIDES OF THIS AGREEMENT AND RECEIVED A LEGIBLE,
COMPLETELY FILLED-IN COPY OF THIS AGREEMENT; AND (2) BUYER HAS
RECEIVED A COPY OF EVERY OTHER DOCUMENT THAT BUYER SIGNED DURING
THE CONTRACT NEGOTIATION.

BUYER'S SIGNATURE X___________________ CO-BUYER'S SIGNATURE X __________________

Seller _______________________________ Address__________________________________


                                       By X______________Title_________


LAW(TM) FORM NO. 552 CALIF. (Rev 1/95) US PATENT NO D342957, & OTHER PATENTS
        PENDING LAW PRINTING AUTOMOTIVE PRODUCTS CALL (800)422-3102 -C- 1994 THE REYNOLDS AND REYNOLDS COMPANY
        The Printer makes no warranty express or implied as to content or fitness for purpose of this form. Consult your own legal counsel.

   TRUTH IN LENDING COPY 1. GIVE TO BUYER PRIOR TO SIGNING. 2. BUYER AND SELLER
              SIGN THIS COPY AFTER CONTRACT IS SIGNED.

                       ADDITIONAL TERMS AND AGREEMENTS

A. SECURITY INTEREST: You hereby grant us a security interest under the California Uniform Commercial Code in the vehicle and all parts or accessories put on the vehicle and in all insurance premiums financed for you or rebates from insurance premiums, service contracts, and in the proceeds of any insurance policies covering the vehicle or credit or disability insurance policies financed hereunder, which security interest secures all sums which may become due under this contract, as well as any modifications, extensions, renewals, amendments, or re-financing of it.

B. USE OF VEHICLE: You agree to keep the vehicle free of all taxes and liens, except in favor of Seller, and not to use the vehicle--or permit the vehicle to be used illegally, improperly, or for hire, or to expose the vehicle to misuse, seizure, or confiscation, or other involuntary transfer, even if the vehicle was not the subject of judicial or administrative action. You agree not to make any material change in the vehicle or allow any material change in it to be made, or to remove the vehicle, or allow it to be removed from this State for a period in excess of 30 days or transfer any interest in the vehicle. You agree to keep the vehicle in good working condition and make all necessary repairs. You agree not to remove the vehicle, nor to permit its removal, from this country. Although we are not obligated to do so, if we elect to pay any liens, fees or taxes in connection with the vehicle, or to expend any other amount to protect our interests in the vehicle, you will reimburse us, at our option: (i) within 5 days of our demand upon you to do so or (ii) we may add the dollar amount of any such liens, fees, taxes or other charges we pay to the balance of this contract, accruing interest, from the time we pay such amounts until the time you pay them to us, at the annual percentage rate shown on the face of this contract, with such dollar amount and interest due at maturity of this contract or in monthly installments due on the remaining payment dates shown on the face of this contract, as we might choose.

C. INSURANCE: You agree to keep the vehicle insured in favor of us with a policy satisfactory to us, with comprehensive fire, theft and collision coverage, insuring the vehicle in an amount sufficient to cover the value of the vehicle. You agree to deliver the policies to us, and you agree that we may (i) contact your insurance agent to verify coverage or to add us as a loss payee or lienholder, (ii) make any claim under your insurance policy,
(iii) cancel the insurance on your default, and (iv) receive any payment of loss or return premium, and apply the amounts received, at our option, to replacement of the property or to your indebtedness under this Agreement, including indebtedness not yet due. If you fail to maintain such insurance, we may, at our option, procure such insurance to protect our interest in the property, and you agree to pay for such insurance and finance charges on the premiums at the annual percentage rate shown on the reverse, according to the notice we send you. You agree that any insurance we purchase may be for the protection of only our interest in the property, and may be for the remaining term of the contract or any shorter period as we determine. You understand that the insurance premiums may be higher if we must purchase insurance than if you had purchased the insurance yourself. If insurance has been purchased in connection with this contract, any difference between the amounts shown in the Statement of Insurance for premiums which may arise from errors in computation, classification, grouping or zoning, or changes in the type of insurance shall be payable by you on demand. You agree that we can use any proceeds from insurance to either repair or replace the vehicle or to reduce your debt under this contract as we may decide. Whether or not the vehicle is insured, you must pay for it if it is lost, damaged, or destroyed.

D. PREPAYMENT OF AMOUNT OWED: You may prepay all amounts due under this contract at any time. If you fail to make any payment when due or perform any other agreement provided for in this contract, we may, in addition to other remedies, declare all sums immediately due and payable, subject to any right to reinstatement as required by law. Upon prepayment, voluntary or otherwise, any unearned finance charge less any amount needed to bring the earned finance charge to a minimum of $25.00, will be credited or refunded to you. No refund of less than $1.00 will be made.

E. DEFAULT: If you breach any warranty or default in the performance in any promise you make in this agreement, including, but not limited to, making of any payment when due, or become insolvent, or file any proceeding under the U.S. Bankruptcy Code, or upon your demise, or if the vehicle is damaged, destroyed, or impounded, we may at our option and without notice or demand
(1) declare all unpaid sums immediately due and payable (2) file suit against you for all unpaid sums (3) take immediate possession of the motor vehicle
(4) exercise any other legal or equitable remedy. Upon taking possession of the motor vehicle and giving notice as provided by law, if you do not redeem the vehicle, we will sell it at public or private sale. We may purchase the vehicle at any sale. The proceeds of the sale will be applied first to the expenses of retaking, reconditioning, storing and selling the property, and the remainder will be applied to unpaid sums owing under this contract, including collection costs and attorney fees. If there is any money left over (surplus) it will be paid to you. If a balance still remains owing, you promise to pay the same upon demand. If you default or breach this agreement you agree to pay finance charges at the annual percentage rate shown on the reverse side until all sums owing us are paid in full or judgment is entered. Our remedies are cumulative and taking of any action shall not be a waiver or prohibit us from pursuing any other remedy. You agree that upon your default we shall be entitled to recover from you our reasonable collection costs, including, but not limited to, an attorney's fee. In addition, if we repossess your vehicle, you grant to us and our agents permission to enter upon any premises owned by you. You agree we are entitled to recover from you our reasonable costs and expenses arising out of that repossession, including, but not limited to, any sums we pay third party agents. With respect to any sums we are entitled to recover pursuant to the previous two sentences, you will reimburse us, at our option: (i) within 5 days of our demand upon you to do so or (ii) we may add the dollar amount of any such sums, costs and expenses to the balance of this contract, accruing interest, from the time we pay such amounts until the time you pay them to us, at the annual percentage rate shown on the face of this contract.

F. WARRANTIES OF BUYER: You promise that you have given true and correct information in your application for credit, you have no knowledge that will render that information untrue in the future, and you understand that we have relied upon the correctness of that information in entering into this agreement; that upon request you will provide us with documents and other information necessary to verify any item of information contained in your credit application, and, that you have given us a true payoff amount on any vehicle traded in and that if it is not correct and is greater than the amount shown in this contract, you will pay the excess to us upon demand.

G. POWER OF ATTORNEY: You hereby appoint us, as well as any of our appropriate officers or other employees, as your attorney-in-fact, with full power of substitution, to sign in your name, place and stead any and all Certificates of Ownership, Registration Cards, applications, affidavits and/or any other documents required or necessary to transfer or convey any and all right, title and interest in and to the vehicle, to any person or persons, and to do and perform any and all other acts necessary or incident to the execution of the powers you hereby grant us, as fully and to all intents and purposes as you might or could do if personally present. This grant of a power of attorney, being coupled with an interest, is irrevocable until all your obligations under this contract are fully satisfied or until judgment is entered.

H. OTHER AGREEMENTS OF BUYER: (1) In the event the estimated Department of Motor Vehicle fees are greater than the amount shown, you pay the excess to us upon demand. If they are less, we will refund the excess to you. (2) You agree that if we accept monies in sums less than those due or make extensions of due dates of payments under this contract, doing so will not be a waiver of any later right to enforce the contract terms as written. (3) We may charge you a $15.00 fee for the return by a depository institution of a dishonored check, negotiable order of withdrawal or share draft issued in connection with any payment due under this contract. (4) If the motor vehicle is repossessed we may store personal property found in the vehicle for your account and at your expense, as permitted by law, and if you do not claim the property within 60 days after repossession, we may dispose of the personal property in any manner we deem appropriate without liability to you. (5) If your payment is more than 10 days late you may be charged 5% of the late amount. (6) You will allow us to inspect the motor vehicle at any reasonable time and notify us of any change of your address within 30 days. (7) If we transfer this contract to an assignee you will be given notice thereof, and you agree that the assignee will have all our rights and remedies under this contract and you agree to pay all that is still owed under this contract at the times, and in the amounts, to the assignee. (8) That all of the agreements between us and you are set forth in this contract and no modification of this contract shall be valid unless it is made in writing and signed by you and us. (9) You have not requested confidentiality of your residence address and by signing this contract waive the provisions of section 1808 21 of the Vehicle Code and authorize the Department of Motor Vehicles to furnish your current residence address to the holder of this contract until it is paid in full. (10) Upon payment of this contract in full we may endorse the Certificate of Title and send it to any of you. (11) That any provision of this contract which may be held invalid shall not mean that this contract is unenforceable and the remaining provisions shall continue to be binding.

I. DELAY IN ENFORCEMENT: We can delay or waive enforcement of any of our rights under this contract without losing them.

J. SELLER'S WARRANTIES: We disclaim any warranty or representation as to the accuracy of the mileage on the odometer. We do not warrant the correctness of the year of manufacture or model of said vehicle. You agree that you have verified the description of the vehicle to your satisfaction and there is no warranty as to the correctness of the description of the vehicle. UNLESS YOU HAVE BEEN GIVEN AN EXPRESS WARRANTY IN WRITING, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, SUITABILITY, FITNESS FOR PURPOSE, OR OTHERWISE CONCERNING THE VEHICLE, PARTS OR ACCESSORIES DESCRIBED HEREIN.

K. RESCISSION RIGHTS: (1) Buyer agrees to furnish seller any documentation necessary to verify information contained in the credit application of buyer.
(2) Buyer acknowledges that it may take a few days for seller to verify the credit of buyer and assign the contract. In consideration of seller agreeing to deliver the vehicle, buyer agrees that if seller is unable to assign the contract to any one of the financial institutions with whom seller regularly does business pursuant to terms of assignment acceptable to seller, seller may elect to rescind the contract. (3) In the event seller elects to rescind the contract, seller shall, within ten days of the date of the contract, give buyer notice of the rescission. Such notice is deemed given upon deposit of a written notice in the United States mail directed to buyer at the address of buyer stated in the contract or upon any other manner in which actual notice is given to buyer. Upon receipt of such notice, buyer shall immediately return the vehicle to seller in the same condition as when sold, reasonable wear and tear excepted, and the contract shall then be deemed rescinded. Seller agrees, upon rescission of the contract, to restore to buyer all consideration received in connection with the contract, including any trade-in vehicle. (4) In the event the vehicle is not immediately returned to seller upon notice of seller's election to rescind the contract, buyer shall be liable to seller for all expenses incurred by seller in obtaining possession of the vehicle, including attorney's fees, and seller shall have the right to repossess the vehicle with free right of entry wherever the vehicle may be found. (5) While in possession of buyer, all terms of the contract, including those relating to use of the vehicle and insurance for the vehicle, shall be in full force and all risk of loss or damage to the vehicle shall be assumed by buyer who shall pay all reasonable repair costs related to any damage sustained by the vehicle while in the possession or control of buyer and until the vehicle is returned to seller.

                                      NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

     If you have purchased credit disability insurance in connection with this transaction, the following claim procedures apply

                              CLAIM PROCEDURE

     If you become disabled, tell us (your creditor) right away. (We advise you to send this information to the same address to which you are normally required to send your payments, unless a different address or telephone number is given to you in writing by us at the location where we would like to be notified.) We will tell you where to get claim forms. Send in the completed form to the insurance company as soon as possible and tell us as soon as you do. If your disability insurance covers all of your missed payment, WE CANNOT TRY TO COLLECT WHAT YOU OWE OR FORECLOSE UPON OR REPOSSESS ANY COLLATERAL UNTIL THREE CALENDAR MONTHS AFTER your first missed payment is due or until the insurance company pays or rejects your claim, whichever comes first. We can, however, try to collect, foreclose, or repossess if you have money due and owing us or are otherwise in default when your disability claim is made or if a senior mortgage or lienholder is foreclosing.

     If the insurance company pays the claim within three calendar months, we must accept the money as though you paid on time. If the insurance company rejects the claim within three calendar months or accepts the claim within the three calendar months as a partial disability and pays less than for a total disability, you will have 35 days from the date that the rejection or the acceptance of the partial disability claim is sent to pay past due payments, or the difference between past due payments and what the insurance company pays for the partial disability, plus late charges. You can contact us, and we will tell you how much you owe. After that time, we can take action to collect or foreclose or repossess any collateral you may have given. If the insurance company accepts your claim but requires that you send in additional forms to remain eligible for continued payments, you should send these completed additional forms no later than required. If you do not send in these forms on time, the insurance company may stop paying, and we will then be able to take action to collect or foreclose or repossess any collateral you may have given.

                            NOTICE TO BUYER:

IF PREPAYMENT REFUND AS SHOWN ON THE REVERSE SIDE IS PURSUANT TO THE ACTUARIAL METHOD, NOTICE A APPLIES. IN OTHER CASES, NOTICE B APPLIES.

A. NOTICE TO BUYER: (1) DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN (2) YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. (3) YOU CAN PREPAY THE FULL AMOUNT DUE UNDER THIS AGREEMENT AT ANY TIME AND OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE IF IT IS $1 OR MORE. (4) IF YOU DEFAULT IN THE PERFORMANCE OF YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE SUBJECT TO SUIT AND LIABILITY FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

B. NOTICE TO BUYER: (1) DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN (2) YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. (3) YOU CAN PREPAY THE FULL AMOUNT DUE UNDER THIS AGREEMENT AT ANY TIME AND OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE IF IT IS ONE DOLLAR ($1) OR MORE. BECAUSE OF THE WAY THE AMOUNT OF THE REFUND WILL BE FIGURED, THE TIME WHEN YOU PREPAY COULD INCREASE THE ULTIMATE COST OF CREDIT UNDER THIS AGREEMENT. (4) IF YOU DEFAULT IN THE PERFORMANCE OF YOUR OBLIGATIONS UNDER THIS AGREEMENT, THE VEHICLE MAY BE REPOSSESSED AND YOU MAY BE SUBJECT TO SUIT AND LIABILITY FOR THE UNPAID INDEBTEDNESS EVIDENCED BY THIS AGREEMENT.

Smog Exemption Notification: If this is a new motor vehicle you may, at the time of application for registration, obtain a certificate of exemption from the first biennial smog inspection if you make a donation in an amount determined by the Department of Consumer Affairs, not to exceed $50.00.

FORM NO. 552 (REV 1/95) BACKER PART 4--GOLDENROD

Major Vehicle Retail Installment Contract--Illinois--with T-I-L Disclosure Simple Interest - Fixed Rate
Form No. 0266850
Copyright 1989, ILLIANA FINANCIAL, INC. HICKORY HILLS, IL

              Reorder from ILLIANA FINANCIAL, INC., P.O BOX 1227
                 HICKORY HILLS, IL 60455-0227, (708) 598-9000

         RETAIL INSTALLMENT CONTRACT--MOTOR VEHICLE--SIMPLE INTEREST

                FEDERAL TRUTH-IN-LENDING DISCLOSURE STATEMENT


ANNUAL       FINANCE      AMOUNT       TOTAL OF       TOTAL SALE PRICE
PERCENTAGE   CHARGE       FINANCED     PAYMENTS       The total cost of
RATE         The dollar   The amount   The amount     your purchase on
The cost of  amount the   of credit    you will have  credit, including
your credit  credit will  provided to  paid after     your downpayment of
as a yearly  cost you     you or on    you have made
rate                      your behalf  all payments
                                       as scheduled
                                                      $
                                                       -------------------
        %    $            $            $              $
--------------------------------------------------------------------------

YOUR PAYMENT SCHEDULE WILL BE.

Number of    Amount of    When Payments Are Due
Payments     Payments     monthly beginning
             $
             $


SECURITY: You are giving a security interest in the goods being purchased and in any moneys, credits or other property of yours in the possession of the Assignee, on deposit or otherwise.

LATE CHARGE: If any payment is ten (10) days late, you will be charged i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less.

PREPAYMENT: You have the right to prepay the unpaid balance in full or in part at anytime without penalty.

See your contract terms below and on the reverse side for any additional information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and penalties and further information about security interests.


No. _________________________________________
           ITEMIZATION OF AMOUNT FINANCED

Cash Price                                          $
                                                     -------------
Less Cash Down Payment                              $
                                                     -------------
Less Trade-in                                       $
                                                     -------------
            AMOUNTS PAID ON YOUR ACCOUNT

Unpaid Balance of Cash Price                        $
                                                     -------------
           AMOUNTS PAID TO OTHERS FOR YOU

Unpaid Balance Due on Trade-in                      $
                                                     -------------
(Paid to)
          --------------------------------------------------------
Insurance Companies                                 $
                                                     -------------
Public Officials                                    $
                                                     -------------
(License, Title & Taxes)

To                                                  $
   --------------------                              -------------
To                                                  $
   --------------------                              -------------
To                                                  $
   --------------------                              -------------


Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Seller
      --------------------------------------------------------------------------
      (Corporate Firm or Trade Name)  (Business Address)  (City)  (State)  (Zip)

Seller hereby sells and Buyer or Buyers, jointly and severally, hereby purchase the following motor vehicle with accessories and equipment thereon for the deferred payment price and on the terms set forth in this contract. Buyer acknowledges delivery and acceptance of said motor vehicle in good condition.


---------------------------------------------------------------------------------------------------------------------------------
New or Used    Year     Make of Vehicle     Model     Body Style     No Cyl.  Serial Number     Body Color    Top Color   Key No.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


Extra Equipment (Check)

/ / Automatic Trans.
/ / Air Conditioner
/ / Cruise Control
/ / Power Steering
/ / Power Brakes
/ / Diesel
/ / Power Seat
/ / Power Windows
/ / T-Top
/ / AM-FM Stereo
/ / AM Radio
/ / Sunroof
/ / Tape Deck
/ / Bucket Seats
/ / Accessory Group No. ________________
/ / 4 Speed Trans.
/ / _____________________

SECURITY INTEREST: Seller is granted a purchase-money security interest in the motor vehicle described above and all accessions under the Illinois Uniform Commercial Code until the Amount Financed, together with the Finance Charge, other charges due hereunder, and all future indebtedness from taxes, liens, repairs and insurance premiums advanced by holder hereunder are paid in full. Buyer grants assignee the right of set-off or lien on any moneys, credits or other property of Buyer in the possession of the Assignee, on deposit or otherwise, excepting IRA or similar deposits.

Buyer promises to pay to Seller at the offices of:

LONG BEACH ACCEPTANCE CORPORATION (Assignee) Located in _________________, the Amount Financed shown above together with a Finance Charge on the principal balance of the Amount Financed from time to time unpaid at the rate of ____% per annum from date until maturity in ______installments of $_______each and a final installment of $______, beginning on ____________, 19___ and continuing on the same day of each successive month thereafter until fully paid. All payments shall be applied first to accrued Finance Charge and the balance to principal. The actual amount of my final payment may be more or less than the scheduled payment, depending on my record of payments. Guarantor, if any, guarantees collection of all amounts due under this contract upon failure of the Seller to collect from the Buyer named herein.

ACCELERATION: Buyer agrees that (1) if Buyer shall default in the payment of any installment or any other indebtedness due hereon; or (2) Buyer shall fail to perform any agreement or warranty made by Buyer herein, or (3) if the motor vehicle shall be lost, stolen, substantially damaged, destroyed, sold, encumbered, removed, concealed, attached or levied upon; or (4) if the motor vehicle shall be seized or forfeited for violation of any law or ordinance, State, Federal or Municipal; or (5) a proceeding under any bankruptcy or insolvency statute shall be instituted by or against Buyer or Buyer's business or property, or Buyer shall make an assignment for the benefit of creditors; or (6) if Buyer shall die or be adjudged incompetent; or (7) if Buyer shall fail to keep the motor vehicle fully insured for the entire term of this contract, the holder may declare all unpaid installments of the Amount Financed, together with the accrued Finance Charge, and all other indebtedness secured hereby immediately due and payable, without notice or demand.

PREPAYMENT: THE BUYER MAY PREPAY IN FULL OR IN PART THE UNPAID BALANCE OF THE CONTRACT AT ANY TIME WITHOUT PENALTY.

DELINQUENCY CHARGE: If any payment is ten (10) days late, you will be charged: i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less. In addition, Buyer agrees to pay reasonable attorneys' fees, costs and expenses incurred in the collection or enforcement of the debt or in realizing on the collateral. Buyer agrees to Finance Charges after maturity of the final installment, or after acceleration upon default, at the Annual Percentage Rate stated herein so long as there exists any uncured default hereunder, all without relief from valuation or appraisement laws.

INSURANCE AGREEMENT: Automobile Physical Damage or Loss insurance is required by Seller. Buyer may choose the person through whom the insurance is to be obtained. If such insurance is to be obtained through Seller, the cost for a term of _______ months will be $_______.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                OTHERS IS NOT INCLUDED IN THIS CONTRACT

CREDIT INSURANCE IS NOT REQUIRED BY SELLER NOR IS IT A FACTOR IN APPROVAL OF THE EXTENSION OF CREDIT. No credit insurance is to be provided unless the Buyer signs the appropriate authorization below. Group Credit Insurance is available for the term of the credit upon acceptance by insurer at the following costs:

     Credit Life Insurance $___________  Credit Disability Insurance $__________

I desire Credit Life and Disability Insurance.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I desire Credit Life Insurance only.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I DO NOT want Credit Life or Disability Insurance

------------------------------------------------------------
(Signature)

------------------------------------------------------------
(Signature)

SEE REVERSE HEREOF FOR INFORMATION ON POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM.

             NOTICE OF PROPOSED GROUP CREDIT LIFE INSURANCE

If a charge is made above for credit life insurance and if such insurance is to be procured by assignee, the undersigned takes notice that the decreasing term insurance written under a Group Credit Life Insurance Policy is to be purchased on the life of the Buyer or Buyers who signed above requesting it, subject to acceptance by the insurer and issuance of a certificate by

---------------------------------------------------------------------------
          (Insurer)                      (Home Office Address)

The amount of premium is shown above. The term of insurance will commence on the date of this contract and expire on the originally scheduled maturity date of the indebtedness. The initial amount of insurance will be equal to the initial indebtedness and will decrease as any payment is made on the indebtedness in an amount computed by multiplying the amount of the payment by the ratio of initial insurance over the initial indebtedness. The proceeds of any insurance paid will be applied to reduce or extinguish the indebtedness. If insurance is terminated prior to the scheduled maturity date of the indebtedness, any premium refund will be paid or credited promptly to the person entitled thereto. Refund formula is on file with the Director of Insurance and with creditor. All of the foregoing is subject to the provisions of the certificate of insurance to be issued.

BUYER AGREES THAT THE PROVISIONS ON THE REVERSE SIDE HEREOF SHALL CONSTITUTE A PART OF THIS RETAIL INSTALLMENT CONTRACT AND BE INCORPORATED HEREIN.

IF THIS CONTRACT EVIDENCES THE SALE OF A USED MOTOR VEHICLE (1) BUYER ACKNOWLEDGES RECEIPT OF THE ORIGINAL OR A TRUE COPY OF THE "BUYER'S GUIDE" FORM DISPLAYED BY SELLER ON THE SIDE WINDOW OF THE USED VEHICLE; AND (2) THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS USED VEHICLE IS A PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

DOCUMENTARY FEE. A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATED TO CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $40.00 AND SHALL BE SUBJECT TO AN ANNUAL RATE ADJUSTMENT EQUAL TO THE PERCENTAGE OF CHANGE IN THE BUREAU OF LABOR STATISTICS CONSUMER PRICE INDEX. THIS NOTICE IS REQUIRED BY LAW.

NOTICE TO THE BUYER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; 2. YOU ARE ENTITLED TO AN EXACT COPY OF THE AGREEMENT YOU SIGN; 3. UNDER THE LAW YOU HAVE THE RIGHT, AMONG OTHERS, TO PAY IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN UNDER CERTAIN CONDITIONS A PARTIAL REFUND OF THE FINANCE CHARGE. BUYER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH SELLER AND BUYER. GUARANTOR, IF ANY, ACKNOWLEDGES RECEIPT OF COMPLETED COPIES OF THIS CONTRACT AND OF EXPLANATION OF GUARANTOR'S OBLIGATION.


Dated: ____________________  19___         RETAIL INSTALLMENT CONTRACT
Seller: __________________________
By: ______________________________      Buyer _____________________________
                           Title
Guarantor ________________________      Buyer _____________________________
I, hereby guarantee the collection            Instruction  If parent or spouse
of the above described amount upon            is a co-buyer, sign above Co-
failure of the seller named herein            signers other than parent or
to collect said amount from the               spouse co-buyer, sign on
buyer named herein.                           Guarantor line below.

COPYRIGHT 1989   ILLIANA FINANCIAL, INC. HICKORY HILLS, IL AND ILLINOIS
BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

Form No. 0266850 IL MV (6/95)

(Check)
         / / Air Conditioner  / / Power Brakes  / / Power Windows  / / AM Radio / / Bucket Seats / / __________

         / / Cruise Control   / / Diesel        / / T-Top          / / Sunroof  / / Accessory Group No. _______


SECURITY INTEREST: Seller is granted a purchase-money security interest in the motor vehicle described above and all accessions under the Illinois Uniform Commercial Code until the Amount Financed, together with the Finance Charge, other charges due hereunder, and all future indebtedness for taxes, liens, repairs and insurance premiums advanced by holder hereunder are paid in full. Buyer grants assignee the right of set-off or lien on any moneys, credits or other property of Buyer in the possession of the Assignee, on deposit or otherwise, excepting IRA or similar deposits.

Buyer promises to pay to Seller at the offices of:
LONG BEACH ACCEPTANCE CORPORATION   (Assignee) located in                  ,
the Amount Financed shown above together with a Finance Charge on the principal balance of the Amount Financed from time to time unpaid at the rate of ______% per annum from date until maturity in _______ installments of $________ each and a final installment of $___________, beginning on _______________, 19__ and continuing on the same day of each successive month thereafter until fully paid. All payments shall be applied first to accrued Finance Charge and the balance to principal. The actual amount of my final payment may be more or less than the scheduled payment, depending on my record of payments. Guarantor, if any, guarantees collection of all amounts due under this contract upon failure of the Seller to collect from the Buyer named herein.

ACCELERATION: Buyer agrees that (1) if Buyer shall default in the payment of any installment or any other indebtedness due hereon; or (2) Buyer shall fail to perform any agreement or warranty made by Buyer herein; or (3) if the motor vehicle shall be lost, stolen, substantially damaged, destroyed, sold, encumbered, removed, concealed, attached or levied upon; or (4) if the motor vehicle shall be seized or forfeited for violation of any law or ordinance, State, Federal or Municipal; or (5) a proceeding under any bankruptcy or insolvency statute shall be instituted by or against Buyer or Buyer's business or property, or Buyer shall make an assignment for the benefit of creditors; or (6) if Buyer shall die or be adjudged incompetent; or (7) if Buyer shall fail to keep the motor vehicle fully insured for the entire term of this contract, the holder may declare all unpaid installments of the Amount Financed, together with the accrued Finance Charge, and all other indebtedness secured hereby immediately due and payable, without notice or demand.

PREPAYMENT: THE BUYER MAY PREPAY IN FULL OR IN PART THE UNPAID BALANCE OF THE CONTRACT AT ANY TIME WITHOUT PENALTY.

DELINQUENCY CHARGE If any payment is ten (10) days late, you will be charged:
i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less. In addition, Buyer agrees to pay reasonable attorneys' fees, costs and expenses incurred in the collection or enforcement of the debt or in realizing on the collateral. Buyer agrees to pay Finance Charges after maturity of the final installment, or after acceleration upon default, at the Annual Percentage Rate stated herein so long as there exists any uncured default hereunder, all without relief from valuation or appraisement laws.

INSURANCE AGREEMENT. Automobile Physical Damage or Loss insurance is required by Seller. Buyer may choose the person through whom the insurance is to be obtained. If such insurance is to be obtained through Seller, the cost for a term of _______ months will be $________.

 LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                     OTHERS IS NOT INCLUDED IN THIS CONTRACT

CREDIT INSURANCE IS NOT REQUIRED BY SELLER NOR IS IT A FACTOR IN APPROVAL OF THE EXTENSION OF CREDIT. No credit insurance is to be provided unless the Buyer signs the appropriate authorization below. Group Credit Insurance is available for the term of the credit upon acceptance by insurer at the following costs:

Credit Life Insurance $_______________   Credit Disability Insurance $_________

I desire Credit Life and                        I desire Credit Life                         I DO NOT want Credit Life or
  Disability Insurance                             Insurance only                                Disability Insurance


----------------   -----------------------    ----------------   -----------------------  --------------------------------------
(Age of insured)   (Signature)                (Age of insured)   (Signature)              (Signature)


----------------   -----------------------    ----------------   -----------------------  --------------------------------------
(Age of insured)   (Signature)                (Age of insured)   (Signature)              (Signature)


SEE REVERSE HEREOF FOR INFORMATION ON POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM.


--------------------------------------------------------------------------------

                   NOTICE OF PROPOSED GROUP CREDIT LIFE INSURANCE

If a charge is made above for credit life insurance and if such insurance is to be procured by assignee, the undersigned takes notice that the decreasing term insurance written under a Group Credit Life Insurance Policy is to be purchased on the life of the Buyer or Buyers who signed above requesting it, subject to acceptance by the insurer and issuance of a certificate by

-------------------------------------------------------------------------------
        (Insurer)                         (Home Office Address)

The amount of premium is shown above. The term of insurance will commence on the date of this contract and expire on the originally scheduled maturity date of the indebtedness. The initial amount of insurance will be equal to the initial indebtedness and will decrease as any payment is made on the indebtedness in an amount computed by multiplying the amount of the payment by the ratio of initial insurance over the initial indebtedness. The proceeds of any insurance paid will be applied to reduce or extinguish the indebtedness. If insurance is terminated prior to the scheduled maturity date of the indebtedness, any premium refund will be paid or credited promptly to the person entitled thereto. Refund formula is on file with the Director of Insurance and with creditor. All of the foregoing is subject to the provisions of the certificate of insurance to be issued.
--------------------------------------------------------------------------------

BUYER AGREES THAT THE PROVISIONS ON THE REVERSE SIDE HEREOF SHALL CONSTITUTE A PART OF THIS RETAIL INSTALLMENT CONTRACT AND BE INCORPORATED HEREIN.

IF THIS CONTRACT EVIDENCES THE SALE OF A USED MOTOR VEHICLE (1) BUYER ACKNOWLEDGES RECEIPT OF THE ORIGINAL OR A TRUE COPY OF THE "BUYERS GUIDE" FORM DISPLAYED BY SELLER ON THE SIDE WINDOW OF THE USED VEHICLE; AND (2) THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS USED VEHICLE IS A PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

DOCUMENTARY FEE. A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATED TO CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $40.00 AND SHALL BE SUBJECT TO AN ANNUAL RATE ADJUSTMENT EQUAL TO THE PERCENTAGE OF CHANGE IN THE BUREAU OF LABOR STATISTICS CONSUMER PRICE INDEX. THIS NOTICE IS REQUIRED BY LAW.

NOTICE TO THE BUYER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; 2. YOU ARE ENTITLED TO AN EXACT COPY OF THE AGREEMENT YOU SIGN; 3. UNDER THE LAW YOU HAVE THE RIGHT, AMONG OTHERS, TO PAY IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN UNDER CERTAIN CONDITIONS A PARTIAL REFUND OF THE FINANCE CHARGE. BUYER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH SELLER AND BUYER. GUARANTOR, IF ANY, ACKNOWLEDGES RECEIPT OF COMPLETED COPIES OF THIS CONTRACT AND OF EXPLANATION OF GUARANTOR'S OBLIGATION.

Dated:__________________________ 19__
                                              RETAIL INSTALLMENT CONTRACT
Seller:______________________________

By:__________________________________  Buyer__________________________________
                              Title

Guarantor____________________________  Buyer__________________________________
I hereby guarantee the collection of   Instruction: If parent or spouse is a
the above described amount upon        co-buyer, sign above. Co-signers
failure of the seller named herein to  other than parent or spouse co-buyer,
collect said amount from the buyer     sign on Guarantor line below.
named herein.

Copyright 1989, ILLIANA FINANCIAL, INC., Hickory Hills, IL and ILLINOIS
BANKERS ASSOCIATION, Chicago, IL (All Rights Reserved)
                                                               Form No. 0266850

                         ADDITIONAL AGREEMENTS OF BUYER

    1. Waiver of any default in the payment of any installment when due shall not operate as a waiver of any subsequent default. No extension of the time of payment or any other modification of the terms of this contract shall be binding on holder unless written consent thereto is given by an executive officer of holder. This contract shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successor and assigns.

    2. Buyer agrees to keep said motor vehicle fully insured against loss by fire, theft and collision for the entire term of this contract in companies acceptable to holder. Holder is authorized to purchase all insurance included in this contract. Insurance coverages, other than required insurance, have been voluntarily contracted for by Buyer. Buyer may elect to purchase any required insurance from an insurance company, agent or broker of his own choice. If Buyer so elects, he shall furnish Seller with a policy or binder issued by a company acceptable to Seller on or before taking possession of the motor vehicle, and inclusion of Buyer's premiums in this contract is optional with Seller. All policies procured by Buyer shall provide that loss, if any, shall be payable to Buyer and to the holder of this contract, as their respective interest may appear and a clause requiring insurer to give the holder 10 days written notice of cancellation. In the event of the failure of Buyer to insure said motor vehicle or to deliver a fully paid policy to holder at the times and in the manner herein provided, or in the event of cancellation or expiration of any policy during the term of this contract without replacement by Buyer within 10 days, such failure shall constitute an event of default hereunder. Holder shall have the option, but shall not be required, to procure such insurance for Buyer and to advance the premium therefor. Buyer hereby promises to pay any such premium with finance charge thereon at the annual percentage rate stated on the reverse side hereof as an additional indebtedness due hereunder. Buyer hereby assigns to holder the proceeds of all insurance on said motor vehicle including unearned premium refunds. In the event of default by Buyer hereunder, holder is authorized to cancel such insurance, receive and receipt for unearned premiums and to endorse any check or draft therefor made payable to Buyer. Any unearned premium received by the holder shall be applied first to accrued finance charges and then to principal, except to the extent applied toward payment for similar insurance protecting the interest of Buyer and the holder, or either of them.

    3. Buyer shall not use or permit said motor vehicle to be used in violation of any law or ordinance, State, Federal, or Municipal. Buyer shall not sell, lease, encumber or place said motor vehicle in any other person's possession or remove it from the State of Illinois without the written consent of the holder of this contract. Buyer shall not use said motor vehicle for hire or as a taxi. Buyer shall keep said motor vehicle free from all mechanic's liens, tax liens and all other liens.

    4. Upon the occurrence of any event of default, the holder of this contract shall have the rights and remedies provided by Article 9 of the Illinois Uniform Commercial Code including, but not by way of limitation, the rights of the holder (a) to take immediate possession of the motor vehicle, with or without judicial process, and for such purpose, to enter upon the premises where it may be located, and (b) to give Buyer reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made, and (c) to dispose of the motor vehicle at public to private sale in accordance with said notice to Buyer and to buy at a public sale; and (d) to apply the proceeds of sale first to the reasonable expenses of retaking, holding, preparing for sale and selling and to reasonable attorneys' fees and legal expenses incurred by holder, and second, to satisfaction of Buyer's indebtedness hereon, and third, to satisfaction of any subordinate security interest in the motor vehicle if demand therefor is received by holder before disposition of the proceeds, and to account to Buyer for any surplus remaining Buyer shall be liable for any deficiency unless Buyer at the time of his default has paid 60% or more of the deferred payment price and unless Buyer, at the request of holder and without legal proceedings, surrenders the motor vehicle to the holder in ordinary condition and free from malicious damage. In the event of such voluntary surrender after Buyer has paid 50% or more of the deferred payment price, holder shall, within 5 days from receipt of the motor vehicle at his place of business, elect either (1) to retain the motor vehicle and release buyer from further obligation under this contract or, (2) to return the motor vehicle to Buyer at holder's expense and be limited to an action to recover the balance of Buyer's indebtedness. If the Buyer has paid an amount equal to 30% or more of the deferred payment price at the time of repossession, the Buyer may, within 15 days, redeem the collateral from the holder by tendering (a) the total of all unpaid amounts, including any unpaid delinquency or deferral charges due at the time of tender, without acceleration, and (b) performance necessary to cure any default other than nonpayment of the amounts due, and (c) any reasonable cost or fees incurred by the holder in the retaking of the goods. Tender of payment and performance in this manner restores to the Buyer his rights under the contract as though no default had occurred. The Buyer has a right to redeem the collateral from the holder only once in this manner. At any time before disposition of the motor vehicle as provided herein, Buyer may redeem it by paying holder all indebtedness secured hereby as well as expenses reasonably incurred by holder in retaking, holding, preparing the motor vehicle for sale, arranging for the sale and reasonable attorneys' fees and legal expenses. It is expressly agreed by Buyer that the requirements of reasonable notice shall be met if notice is mailed to Buyer at the address of Buyer shown herein not less than 10 days prior to the sale or other disposition. All rights and remedies of the holder, whether provided for in this contract or conferred by law, are cumulative.

    5. Holder is authorized to apply any payment made by Buyer hereon to any other indebtedness of Buyer to holder, whether arising under the contract or otherwise.

    6. Buyer agrees that holder, in retaking said motor vehicle as herein provided, may take possession of personal effects and property found therein and hold the same for delivery to Buyer.

    7. Buyer agrees that if delivery of the motor vehicle is not made at the time of execution of this contract, the identifying number of marks and the due date of the first installment may be inserted by Seller in Seller's counterpart of the contract after is has been signed by Buyer.

    8. If any provision of this contract is held invalid, the invalidity shall not affect the remaining provisions thereof.

 "NOTICE OF POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM."

IF YOU HAVE PURCHASED EITHER CREDIT LIFE OR CREDIT DISABILITY INSURANCE, OR BOTH, TO GUARANTEE PAYMENTS BEING MADE IN CASE OF YOUR DEATH OR DISABILITY, ON YOUR VEHICLE PURCHASED UNDER AN INSTALLMENT SALES CONTRACT, YOU MAY BE ENTITLED TO A PARTIAL REFUND OF YOUR PREMIUM IF YOU PAY OFF YOUR INSTALLMENT LOAN EARLY. IN CASE OF EARLY COMPLETE PAYMENT OF YOUR LOAN, YOU SHOULD CONTACT THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE TO SEE IF A REFUND IS DUE. IF YOUR VEHICLE DEALER FINANCED YOUR LOAN, THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE IS YOUR VEHICLE DEALER.

===============================================================================

                                  ASSIGNMENT

FOR VALUE RECEIVED, Seller hereby sells, assigns and transfers to

--------------------------------------------------------------------------------
          (Name of Assignee)                    (Address of Assignee)

ASSIGNEE, its successors and assigns, all of Seller's right, title and interest in and to the within contract and the motor vehicle described therein. To induce Assignee to purchase said contract, Seller represents and warrants to Assignee (1) that the within contract is valid and genuine and correctly states the terms of the retail installment transaction between Seller and Buyer; (2) that the motor vehicle described has been delivered to and accepted by the Buyer; (3) that the down payment was paid in full, in cash or in trade, and that no part was loaned to Buyer by Seller; (4) that Seller had good title to and the right to sell said motor vehicle to Buyer and that the motor vehicle is free of all liens, claims and encumbrances; (5) that no notice of any defense or right of action has been received by Seller from Buyer nor has Seller any knowledge of any fact that would impair the validity of the contract; (6) that Seller has the right to sell and assign this contract to Assignee; (7) that all buyers have legal capacity to contract; (8) that on the date of the contract Seller executed and delivered to each Buyer a completed copy of the contract and to the Guarantor a completed copy of the contract and Explanation of Guarantor's Obligation; (9) Seller has complied with all requirements of the Federal Truth in Lending
Act, Regulation Z, the Federal Equal Credit Opportunity Act and the Illinois Motor Vehicle Retail Installment Sales Act and the regulations of all government agencies; (10) that on the date of the contract, Seller assigned to Buyer the Manufacturer's Statement of Origin or the existing Certificate of Title, as the case may be, issued covering said motor vehicle, procured from Buyer a signed application for a new certificate of title to be issued to Buyer and mailed to Assignee showing correctly the date of the within contract, the name and address of Assignee as holder of the first lien on the motor vehicle and the amount of said lien and caused to be delivered to the Secretary of State of Illinois all of the documents described with the prescribed fee; (11) that the motor vehicle has not been used as a taxi or for hire or for commercial transportation or by law enforcement agencies; (12) that the sale was made at Seller's place of business and was not a door-to-door sale within the definition of the Federal Trade commission Trade Regulation Rule or the Illinois Consumer Fraud Act; and (13) that the Seller believes the Buyer to be of good moral character and that Buyer will not use or permit said vehicle to be used for unlawful purposes. If any of the foregoing representations and warranties is breached, Seller agrees to repurchase the within contract for the unpaid balance and all other indebtedness then due from Buyer thereon, together with reasonable attorneys' fees, costs and expenses incurred by Assignee.

Dated:___________________________ 19__  _______________________________________
                                                        Seller

                                        By: ___________________________________
                                            Authorized Signature         Title

-------------------------------------------------------------------------------

                  REPURCHASE AGREEMENT (Execute Assignment Also)

In addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event a claim or defense is asserted against Assignee by the Buyer at any time, Seller shall, on demand, repurchase the within contract for cash at a price equal to the net amount remaining unpaid on said contract and accrued finance charges; and Seller shall indemnify and

Major Vehicle Retail Installment Contract--Illinois--with T-I-L Disclosure Simple Interest - Fixed Rate

Stock Form No. IFI-26 (Rev. 11/97)
Copyright 1989, ILLIANA FINANCIAL, INC. HICKORY HILLS, IL, AND
ILLINOIS BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

              Reorder from ILLIANA FINANCIAL, INC., PO BOX 1227
                 HICKORY HILLS, IL 60455-0227, (708) 598-9000
                            THIS FORM APPROVED BY
                      THE ILLINOIS BANKERS ASSOCIATION

         RETAIL INSTALLMENT CONTRACT--MOTOR VEHICLE--SIMPLE INTEREST

                FEDERAL TRUTH-IN-LENDING DISCLOSURE STATEMENT


ANNUAL       FINANCE      AMOUNT       TOTAL OF       TOTAL SALE PRICE
PERCENTAGE   CHARGE       FINANCED     PAYMENTS       The total cost of
RATE         The dollar   The amount   The amount     your purchase on
The cost of  amount the   of credit    you will have  credit, including
your credit  credit will  provided to  paid after     your downpayment of
as a yearly  cost you.    you or on    you have made
rate.                     your behalf  all payments
                                       as scheduled.
                                                      $
                                                       -------------------
        %    $            $            $              $
--------------------------------------------------------------------------

YOUR PAYMENT SCHEDULE WILL BE:

Number of    Amount of    When Payments Are Due
Payments     Payments
             $            monthly beginning
             $


SECURITY: You are giving a security interest in the goods being purchased and in any moneys, credits or other property of yours in the possession of the Assignee, on deposit or otherwise.

LATE CHARGE: If any payment is ten (10) days late, you will be charged: i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less.

PREPAYMENT: You have the right to prepay the unpaid balance in full or in part at anytime without penalty. See your contract terms below and on the reverse side for any additional information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and penalties and further information about security interests.


No. _________________________________________
           ITEMIZATION OF AMOUNT FINANCED

Cash Price                                          $
                                                     -------------
Less Cash Down Payment                              $
                                                     -------------
Less Trade-in                                       $
                                                     -------------
            AMOUNTS PAID ON YOUR ACCOUNT

Unpaid Balance of Cash Price                        $
                                                     -------------
           AMOUNTS PAID TO OTHERS FOR YOU

   WE MAY BE RETAINING A PORTION OF THIS AMOUNT.

Unpaid Balance Due on Trade-in                      $
                                                     -------------
(Paid to)
           -------------------------------------------------------
Insurance Companies                                 $
                                                     -------------
Public Officials                                    $
(License, Title & Taxes)                             -------------


To                                                  $
   --------------------                              -------------
To                                                  $
   --------------------                              -------------
To                                                  $
   --------------------                              -------------


Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Seller
      --------------------------------------------------------------------------
      (Corporate Firm or Trade Name)  (Business Address)  (City)  (State)  (Zip)

Seller hereby sells and Buyer or Buyers, jointly and severally, hereby purchase the following motor vehicle with accessories and equipment thereon for the deferred payment price and on the terms set forth in this contract. Buyer acknowledges delivery and acceptance of said motor vehicle in good condition.


---------------------------------------------------------------------------------------------------------------------------------
New or Used    Year     Make of Vehicle     Model     Body Style     No.Cyl.  Serial Number     Body Color    Top Color   Key No.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


Extra Equipment (Check)

/ / Automatic Trans.
/ / Air Conditioner
/ / Cruise Control
/ / Power Steering
/ / Power Brakes
/ / Diesel
/ / Power Seat
/ / Power Windows
/ / T-Top
/ / AM-FM Stereo
/ / AM Radio
/ / Sunroof
/ / Tape Deck
/ / Bucket Seats
/ / Accessory Group No. ________________
/ / 4 Speed Trans.
/ / _____________________

SECURITY INTERESTS: Seller is granted a purchase-money security interest in the motor vehicle described above and all accessions under the Illinois Uniform Commercial Code until the Total of Payments and all future indebtedness for taxes, liens, repairs and insurance premiums advanced by holder hereunder are paid in full. Buyer grants assignee the right of set-off or lien on any moneys, credits or other property of Buyer in the possession of the Assignee, on deposit or otherwise, excepting IRA or similar deposits.

Buyer promises to pay to the order of Seller at the offices of:

_________________________(Assignee) Located in _________________, Illinois
the Amount Financed shown above together with a Finance Charge on the principal balance of the Amount Financed from time to time unpaid at the rate of ____% per annum from date until maturity in ______ installments of $_______ each and a final installment of $______, beginning on ____________, 19___ and continuing on the same day of each successive month thereafter until fully paid. All payments shall be applied first to accrued Finance Charge and the balance to principal. The Finance Charge has been computed on the scheduled unpaid balances of the Amount Financed on the assumption that all scheduled installments will be paid when due. Guarantor, if any, guarantees collection of all amounts due under this contract upon failure of the Seller to collect from the Buyer named herein.

ACCELERATION: Buyer agrees that (1) if Buyer shall default in the payment of any installment of the Total of Payments or any other indebtedness due hereon; or (2) Buyer shall fail to perform any agreement or warranty made by Buyer herein; or (3) if the motor vehicle shall be lost, stolen, substantially damaged, destroyed, sold, encumbered, removed, concealed, attached or levied upon; or (4) if the motor vehicle shall be seized or forfeited for violation of any law or ordinance, State, Federal or Municipal; or (5) a proceeding under any bankruptcy or insolvency statute shall be instituted by or against Buyer or Buyer's business or property, or Buyer shall make an assignment for benefit of creditors; or (6) if Buyer shall die or be adjudged incompetent; or (7) if holder shall, for reasonable cause, deem itself insecure; or (8) if Buyer shall fail to keep the motor vehicle fully insured for the entire term of this contract, the holder may declare all unpaid installments of the Total of Payments and all other indebtedness secured hereby immediately due and payable, without notice or demand.

PREPAYMENT: THE BUYER MAY PREPAY IN FULL OR IN PART THE UNPAID BALANCE OF THE CONTRACT AT ANY TIME WITHOUT PENALTY

DELINQUENCY CHARGE: If any payment is ten (10) days late, you will be charged: i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less. In addition, Buyer agrees to pay reasonable attorneys' fees, costs and expenses incurred in the collection or enforcement of the debt or in realizing on the collateral.
Buyer agrees to pay Finance Charges after maturity of the final installment, or after acceleration upon default, at the Annual Percentage Rate stated herein so long as there exists any uncured default hereunder, all without relief from valuation or appraisement laws.

INSURANCE AGREEMENT: Automobile Physical Damage or Loss insurance is required by Seller. Buyer may choose the person through whom the insurance is to be obtained. If such insurance is to be obtained through Seller, the cost for a term of _______ months will be $_______.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                OTHERS IS NOT INCLUDED IN THIS CONTRACT

Credit insurance is not required by Seller nor is it a factor in approval of the extension of credit. No credit insurance is to be provided unless the Buyer signs the appropriate authorization below. Group Credit Insurance is available for the term of the credit upon acceptance by insurer at the following costs:

Credit Life Insurance $___________  Credit Disability Insurance $_____________

I desire Credit Life and Disability Insurance.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I desire Credit Life Insurance only.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I DO NOT want Credit Life or Disability Insurance

------------------------------------------------------------
(Signature)

------------------------------------------------------------
(Signature)

SEE REVERSE HEREOF FOR INFORMATION ON POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM.

             NOTICE OF PROPOSED GROUP CREDIT LIFE INSURANCE

If a charge is made above for credit life insurance and if such insurance is to be procured by assignee, the undersigned takes notice that the decreasing term insurance written under a Group Credit Life Insurance Policy is to be purchased on the life of the Buyer or Buyers who signed above requesting it, subject to acceptance by the insurer and issuance of a certificate by

---------------------------------------------------------------------------
          (Insurer)                      (Home Office Address)

The amount of premium is shown above. The term of insurance will commence on the date of this contract and expire on the originally scheduled maturity date of the indebtedness. The initial amount of insurance will be equal to the initial indebtedness and will decrease as any payment is made on the indebtedness in an amount computed by multiplying the amount of the payment by the ratio of initial insurance over the initial indebtedness. The proceeds of any insurance paid will be applied to reduce or extinguish the indebtedness. If insurance is terminated prior to the scheduled maturity date of the indebtedness, any premium refund will be paid or credited promptly to the person entitled thereto. Refund formula is on file with the Director of Insurance and with creditor. All of the foregoing is subject to the provisions of the certificate of insurance to be issued.

BUYER AGREES THAT THE PROVISIONS ON THE REVERSE SIDE HEREOF SHALL CONSTITUTE A PART OF THIS RETAIL INSTALLMENT CONTRACT AND BE INCORPORATED HEREIN.

IF THIS CONTRACT EVIDENCES THE SALE OF A USED MOTOR VEHICLE (1) BUYER ACKNOWLEDGES RECEIPT OF THE ORIGINAL OR A TRUE COPY OF THE "BUYERS GUIDE" FORM DISPLAYED BY SELLER ON THE SIDE WINDOW OF THE USED VEHICLE; AND (2) THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS USED VEHICLE IS A PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

DOCUMENTARY FEE: A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATED TO CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $40.00 AND SHALL BE SUBJECT TO AN ANNUAL RATE ADJUSTMENT EQUAL TO THE PERCENTAGE OF CHANGE IN THE BUREAU OF LABOR STATISTICS CONSUMER PRICE INDEX. THIS NOTICE IS REQUIRED BY LAW.

NOTICE TO BUYER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; 2. YOU ARE ENTITLED TO AN EXACT COPY OF THE AGREEMENT YOU SIGN; 3. UNDER THE LAW YOU HAVE THE RIGHT, AMONG OTHERS, TO PAY IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN UNDER CERTAIN CONDITIONS A PARTIAL REFUND OF THE FINANCE CHARGE.

BUYER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH SELLER AND BUYER. GUARANTOR, IF ANY, ACKNOWLEDGES RECEIPT OF COMPLETED COPIES OF THIS CONTRACT AND OF EXPLANATION OF GUARANTOR'S OBLIGATION.


Dated: ____________________  19___         RETAIL INSTALLMENT CONTRACT
Seller: __________________________
By: ______________________________      Buyer _____________________________
                           Title
Guarantor ________________________      Buyer _____________________________
I, hereby guarantee the collection            Instruction: If parent or spouse
of the above described amount upon            is a co-buyer, sign above Co-
failure of the seller named herein            signers other than parent or
to collect said amount from the               spouse co-buyer, sign on Guarantor
buyer named herein.                           line below.

COPYRIGHT 1989   ILLIANA FINANCIAL, INC. HICKORY HILLS, IL AND ILLINOIS
BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

Form IFI-26 (Rev. 1/94)

                         ADDITIONAL AGREEMENTS OF BUYER

     1. Waiver of any default in the payment of any installment of the total of payments when due shall not operate as a waiver of any subsequent default. No extension of the time of payment or any other modification of the terms of this contract shall be binding on holder unless written consent thereto is given by an executive officer of holder. This contract shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successor and assigns.

     2. Buyer agrees to keep said motor vehicle fully insured against loss by fire, theft and collision for the entire term of this contract in companies acceptable to holder. Holder is authorized to purchase all insurance included in this contract. Insurance coverages, other than required insurance, have been voluntarily contracted for by Buyer. Buyer may elect to purchase any required insurance from an insurance company, agent or broker of his own choice. If Buyer so elects, he shall furnish Seller with a policy or binder issued by a company acceptable to Seller on or before taking possession of the motor vehicle, and inclusion of Buyer's premiums in this contract is optional with Seller. All policies procured by Buyer shall provide that loss, if any, shall be payable to Buyer and to the holder of this contract, as their respective interest may appear and a clause requiring insurer to give the holder 10 days written notice of cancellation. In the event of the failure of Buyer to insure said motor vehicle or to deliver a fully paid policy to holder at the times and in the manner herein provided, or in the event of cancellation or expiration of any policy during the term of this contract without replacement by Buyer within 10 days, such failure shall constitute an event of default hereunder. Holder shall have the option, but shall not be required, to procure such insurance for Buyer and to advance the premium therefor. Buyer hereby promises to pay any such premium with finance charge thereon at the annual percentage rate stated on the reverse side hereof as an additional indebtedness due hereunder. Buyer hereby assigns to holder the proceeds of all insurance on said motor vehicle including unearned premium refunds. In the event of default by Buyer hereunder, holder is authorized to cancel such insurance, receive and receipt for unearned premiums and to endorse any check or draft therefor made payable to Buyer.
Any unearned premium received by the holder shall be credited to the final maturing installments of this contract except to the extent applied toward payment of similar insurance protecting the interest of Buyer and the holder, or either of them.

     3. Buyer shall not use or permit said motor vehicle to be used in violation of any law or ordinance, State, Federal, or Municipal. Buyer shall not sell, lease, encumber or place said motor vehicle in any other person's possession or remove it from the State of Illinois without the written consent of the holder of this contract. Buyer shall not use said motor vehicle for hire or as a taxi. Buyer shall keep said motor vehicle free from all mechanic's liens, tax liens and all other liens.

     4. Upon the occurrence of any event of default, the holder of this contract shall have the rights and remedies provided by Article 9 of the Illinois Uniform Commercial Code including, but not by way of limitation, the rights of the holder (a) to take immediate possession of the motor vehicle, with or without judicial process, and for such purpose, to enter upon the premises where it may be located; and (b) to give Buyer reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made; and (c) to dispose of the motor vehicle at a public or private sale in accordance with said notice to Buyer and to buy at a public sale, and (d) to apply the process of sale first to the reasonable expenses of retaking, holding, preparing for sale and selling and to reasonable attorneys' fees and legal expenses incurred by holder, and second, to satisfaction of Buyer's indebtedness hereon, and third, to satisfaction of any subordinate security interest in the motor vehicle if demand therefor is received by holder before disposition of the proceeds, and to account to Buyer for any surplus remaining. Buyer shall be liable for any deficiency unless Buyer at the time of his default has paid 60% or more of the deferred payment price and unless Buyer, at the request of holder and without legal proceedings, surrenders the motor vehicle to the holder in ordinary condition and free from malicious damage. In the event of such voluntary surrender after Buyer has paid 60% or more of the deferred payment price, holder shall, within 5 days from receipt of the motor vehicle at his place of business, elect either (1) to retain the motor vehicle and release buyer from further obligation under this contract or, (2) to return the motor vehicle to Buyer at holder's expense and be limited to an action to recover the balance of Buyer's indebtedness. If the Buyer has paid an amount equal to 30% or more of the deferred payment price at the time of repossession, the Buyer may, within 15 days, redeem the collateral from the holder by tendering (a) the total of all unpaid amounts, including any unpaid delinquency or deferral charges due at the time of tender, without acceleration, and (b) performance necessary to cure any default other than nonpayment of the amounts due; and (c) any reasonable cost or fees incurred by the holder in the retaking of the goods. Tender of payment and performance in this manner restores to the Buyer his rights under the contract as though no default had occurred. The Buyer has a right to redeem the collateral from the holder only once in this manner. At any time before disposition of the motor vehicle as provided herein, Buyer may redeem it by paying holder all indebtedness secured hereby as well as expenses reasonably incurred by holder in retaking, holding, preparing the motor vehicle for sale, arranging for the sale and reasonable attorneys' fees and legal expenses. It is expressly agreed by Buyer that the requirements of reasonable notice shall be met if notice is mailed to Buyer at the address of Buyer shown herein not less than 10 days prior to the sale or other disposition. All rights and remedies of the holder, whether provided for in this contract or conferred by law, are cumulative.

     5. Holder is authorized to apply any payment made by Buyer hereon to any other indebtedness of Buyer to holder, whether arising under the contract or otherwise.

     6. Buyer agrees that holder, in retaking said motor vehicle as herein provided, may take possession of personal effects and property found therein and hold the same for delivery to Buyer.

     7. Buyer agrees that if delivery of the motor vehicle is not made at the time of execution of this contract, the identifying number or marks and the due date of the first installment may be inserted by Seller in Seller's counterpart of the contract after it has been signed by Buyer.

     8. If any provision of this contract is held invalid, the invalidity shall not affect the remaining provisions thereof.

 "NOTICE OF POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM." IF YOU HAVE PURCHASED EITHER CREDIT LIFE OR CREDIT DISABILITY INSURANCE, OR BOTH, TO GUARANTEE PAYMENTS BEING MADE IN CASE OF YOUR DEATH OR DISABILITY, ON YOUR VEHICLE PURCHASED UNDER AN INSTALLMENT SALES CONTRACT, YOU MAY BE ENTITLED TO A PARTIAL REFUND OF YOUR PREMIUM IF YOU PAY OFF YOUR INSTALLMENT LOAN EARLY. IN CASE OF EARLY COMPLETE PAYMENT OF YOUR LOAN, YOU SHOULD CONTACT THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE TO SEE IF A REFUND IS DUE. IF YOUR VEHICLE DEALER FINANCED YOUR LOAN, THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE IS YOUR VEHICLE DEALER.

============================================================================
                                  ASSIGNMENT

FOR VALUE RECEIVED, Seller hereby sells, assigns and transfer to

----------------------------------------------------------------------------
              (Name of Assignee)             (Address of Assignee)

ASSIGNEE, its successors and assigns, all of Seller's right, title and interest in and to the within contract and the motor vehicle described herein. To induce Assignee to purchase said contract, Seller represents and warrants to Assignee (1) that the within contract is valid and genuine and correctly states the terms of the retail installment transaction between Seller and Buyer, (2) that the motor vehicle described has been delivered to and accepted by the Buyer; (3) that the down payment was paid in full, in cash or in trade, and that no part was loaned to Buyer by Seller; (4) that Seller had good title to and the right to sell said motor vehicle to Buyer and that the motor vehicle is free of all liens, claims and encumbrances; (5) that no notice of any defense or right of action has been received by Seller from Buyer nor has Seller any knowledge of any fact that would impair the validity of the contract; (6) that Seller has the right to sell and assign this contract to Assignee; (7) that all buyers have legal capacity to contract; (8) that on the date of the contract Seller executed and delivered to each Buyer a completed copy of the contract and to the Guarantor a completed copy of the contract and Explanation of Guarantor's Obligation; (9) Seller has complied with all requirements of the Federal Truth in Lending Act, Regulation Z; the Federal Equal Credit Opportunity Act and the Illinois Motor Vehicle Retail Installment Sales Act and the regulations of all governmental agencies; (10) that on the date of the contract, Seller assigned to Buyer the Manufacturer's Statement of Origin or the existing Certificate of Title, as the case may be, issued covering said motor vehicle, procured from Buyer a signed application for a new certificate of title to be issued to Buyer and mailed to Assignee showing correctly the date of the within contract, the name and address of Assignee as holder of the first lien on the motor vehicle and the amount of said lien and caused to be delivered to the Secretary of State of Illinois all of the documents described with the prescribed fee; (11) that the motor vehicle has not been used as a taxi or for hire or for commercial transportation or by law enforcement agencies;
(12) that the sale was made at Seller's place of business and was not a door-to-door sale within the definition of the Federal Trade Commission Trade Regulation Rule or the Illinois Consumer Fraud Act; and (13) that the Seller believes the Buyer to be of good moral character and that Buyer will not use or permit said vehicle to be used for unlawful purposes. If any of the foregoing representations and warranties is breached, Seller agrees to repurchase the within contract for the unpaid balance and all other indebtedness then due from Buyer thereon, together with reasonable attorneys' fees, costs and expenses incurred by Assignee.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
                 REPURCHASE AGREEMENT (Execute Assignment Also)

In addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event a claim or defense is asserted against Assignee by the Buyer at any time, Seller shall, on demand, repurchase the within contract for cash at a price equal to the net amount remaining unpaid on said contract; and Seller shall indemnify and hold Assignee harmless from any and all liabilities that may result at any time from any claim asserted by Buyer for recovery of amounts paid arising out of any promise, representation or warranty made by Seller or the Manufacturer to Buyer.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
              FULL RECOURSE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations to set forth in the above assignment, Seller unconditionally guarantees prompt and full payment by Buyer of the Total of Payments and all other amounts due from Buyer under the within contract. If Buyer shall fail to pay any installment when due, Seller agrees to pay to Assignee, on demand, the full amount remaining unpaid on said contract. Seller agrees that it shall not be necessary for Assignee to proceed first against Buyer or to have recourse to the motor vehicle before proceeding to enforce this agreement. Extension of the time of payment or variation of terms effected by Assignee with Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
         LIMITED REPURCHASE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event that Assignee repossesses the motor vehicle described in the within contract on account of default by Buyer and delivers the same to Seller, Seller shall, on demand, repurchase said motor vehicle for cash at a price equal to the amount remaining unpaid on said contract plus all costs and expenses, including attorneys' fees, incurred by Assignee by reason of Buyer's default or in connection with repossession and delivery of the motor vehicle. This repurchase agreement shall remain in effect until Buyer has paid __________ full installments of the Total of Payments. Extension of the time of payment or variation of terms effected with the Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
               LIMITED GUARANTEE ASSIGNMENT (Execute Assignment Also)

In Addition to Seller's obligations set forth in the above assignment, Seller unconditionally guarantees that, in the event of default by the Buyer in the full payment of any installment of the within contract when due, Seller will pay to Assignee, on demand, the unpaid balance then due on the contract up to the limit of $_____________. This guarantee shall terminate after Buyer has paid __________ full scheduled installments on the Total of Payments. Extension of the times of payment or variation of terms effected by Assignee with Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

Major Vehicle Retail Installment Contract--Illinois--with T-I-L Disclosure Simple Interest - Fixed Rate

Stock Form No. IFI-26 (Rev. 1/97)
Copyright 1989, ILLIANA FINANCIAL, INC. HICKORY HILLS, IL AND
ILLINOIS BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

               Reorder from ILLIANA FINANCIAL, INC. PO BOX 1227
                 HICKORY HILLS, IL 60455-0227, (708) 598-9000
                            THIS FORM APPROVED BY
                      THE ILLINOIS BANKERS ASSOCIATION

         RETAIL INSTALLMENT CONTRACT--MOTOR VEHICLE--SIMPLE INTEREST

                FEDERAL TRUTH-IN-LENDING DISCLOSURE STATEMENT


ANNUAL       FINANCE      AMOUNT       TOTAL OF       TOTAL SALE PRICE
PERCENTAGE   CHARGE       FINANCED     PAYMENTS       The total cost of
RATE         The dollar   The amount   The amount     your purchase on
The cost of  amount the   of credit    you will have  credit, including
your credit  credit will  provided to  paid after     your downpayment of
as a yearly  cost you.    you or on    you have made
rate                      your behalf  all payments
                                       as scheduled.
                                                      $
                                                       -------------------
        %    $            $            $              $
--------------------------------------------------------------------------

YOUR PAYMENT SCHEDULE WILL BE:

Number of    Amount of
Payments     Payments     When Payments Are Due
             $            monthly beginning
             $


SECURITY: You are giving a security interest in the goods being purchased and in any moneys, credits or other property of yours in the possession of the Assignee, on deposit or otherwise.

LATE CHARGE: If any payment is ten (10) days late, you will be charged i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less.

PREPAYMENT: You have the right to prepay the unpaid balance in full or in part at anytime without penalty. See your contract terms below and on the reverse side for any additional information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and penalties and further information about security interests.

DOCUMENTARY FEE: A documentary fee not exceeding $40.00 may be charged


No. _________________________________________
           ITEMIZATION OF AMOUNT FINANCED

Cash Price                                          $
                                                     -------------
Less Cash Down Payment                              $
                                                     -------------
Less Trade-in                                       $
                                                     -------------
            AMOUNTS PAID ON YOUR ACCOUNT

Unpaid Balance of Cash Price                        $
                                                     -------------
           AMOUNTS PAID TO OTHERS FOR YOU
   WE MAY BE RETAINING A PORTION OF THIS AMOUNT.

Unpaid Balance Due on Trade-in                      $
                                                     -------------
(Paid to)
          --------------------------------------------------------
Insurance Companies                                 $
                                                     -------------
Public Officials                                    $
(License, Title & Taxes)                             -------------

To                                                  $
   --------------------                              -------------
To                                                  $
   --------------------                              -------------
To                                                  $
   --------------------                              -------------


Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Seller
      --------------------------------------------------------------------------
      (Corporate Firm or Trade Name)  (Business Address)  (City)  (State)  (Zip)

Seller hereby sells and Buyer or Buyers, jointly and severally, hereby purchase the following motor vehicle with accessories and equipment thereon for the deferred payment price and on the terms set forth in this contract. Buyer acknowledges delivery and acceptance of said motor vehicle in good condition.


---------------------------------------------------------------------------------------------------------------------------------
New or Used    Year     Make of Vehicle     Model     Body Style    No Cyl.   Serial Number     Body Color    Top Color   Key No.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


Extra Equipment (Check)

/ / Automatic Trans.
/ / Air Conditioner
/ / Cruise Control
/ / Power Steering
/ / Power Brakes
/ / Diesel
/ / Power Seat
/ / Power Windows
/ / T-Top
/ / AM-FM Stereo
/ / AM Radio
/ / Sunroof
/ / Tape Deck
/ / Bucket Seats
/ / Accessory Group No. ________________
/ / 4 Speed Trans.
/ / _____________________

SECURITY INTERESTS: Seller is granted a purchase-money security interest in the motor vehicle described above and all accessions under the Illinois Uniform Commercial Code until the Total of Payments and all future indebtedness for taxes, liens, repairs and insurance premiums advanced by holder hereunder are paid in full. Buyer grants assignee the right of set-off or lien on any moneys, credits or other property of Buyer in the possession of the Assignee, on deposit or otherwise, excepting IRA or similar deposits.

Buyer promises to pay to the order of Seller at the offices of:

_________________________(Assignee) located in _________________, Illinois the Amount Financed shown above together with a Finance Charge on the principal balance of the Amount Financed from time to time unpaid at the rate of ____% per annum from date until maturity in ______ installments of $_______ each and a final installment of $______, beginning on ____________, 19___ and continuing on the same day of each successive month thereafter until fully paid. All payments shall be applied first to accrued Finance Charge and the balance to principal. The Finance Charge has been computed on the scheduled unpaid balances of the Amount Financed on the assumption that all scheduled installments will be paid when due. Guarantor, if any, guarantees collection of all amounts due under this contract upon failure of the Seller to collect from the Buyer named herein.

ACCELERATION: Buyer agrees that (1) if Buyer shall default in the payment of any installment of the Total of Payments or any other indebtedness due hereon; or (2) Buyer shall fail to perform any agreement or warranty made by Buyer herein; or (3) if the motor vehicle shall be lost, stolen, substantially damaged, destroyed, sold, encumbered, removed, concealed, attached or levied upon; or (4) if the motor vehicle shall be seized or forfeited for violation of any law or ordinance, State, Federal or Municipal; or (5) a proceeding under any bankruptcy or insolvency statute shall be instituted by or against Buyer or Buyer's business or property, or Buyer shall make an assignment from benefit of creditors; or (6) if Buyer shall die or be adjudged incompetent; or (7) if holder shall, for reasonable cause, deem itself insecure; or (8) if Buyer shall fail to keep the motor vehicle fully insured for the entire term of this contract, the holder may declare all unpaid installments of the Total of Payments and all other indebtedness secured hereby immediately due and payable, without notice or demand.

PREPAYMENT: THE BUYER MAY PREPAY IN FULL OR IN PART THE UNPAID BALANCE OF THE CONTRACT AT ANY TIME WITHOUT PENALTY.

DELINQUENCY CHARGE: If any payment is ten (10) days late, you will be charged: i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less. In addition, Buyer agrees to pay reasonable attorneys' fees, costs and expenses incurred in the collection or enforcement of the debt or in realizing on the collateral. Buyer agrees to pay Finance Charges after maturity of the final installment, or after acceleration upon default, at the Annual Percentage Rate stated herein so long as there exists any uncured default hereunder, all without relief from valuation or appraisement laws.

INSURANCE AGREEMENT: Automobile Physical Damage or Loss insurance is required by Seller. Buyer may choose the person through whom the insurance is to be obtained. If such insurance is to be obtained through Seller, the cost for a term of _______ months will be $_______.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                OTHERS IS NOT INCLUDED IN THIS CONTRACT

Credit insurance is not required by Seller nor is it a factor in approval of the extension of credit. No credit insurance is to be provided unless the Buyer signs the appropriate authorization below. Group Credit Insurance is available for the term of the credit upon acceptance by insurer at the following costs:

Credit Life Insurance $___________  Credit Disability Insurance $_____________

I desire Credit Life and Disability Insurance.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I desire Credit Life Insurance only.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I DO NOT want Credit Life or Disability Insurance

------------------------------------------------------------
(Signature)

------------------------------------------------------------
(Signature)

SEE REVERSE HEREOF FOR INFORMATION ON POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM.

             NOTICE OF PROPOSED GROUP CREDIT LIFE INSURANCE

If a charge is made above for credit life insurance and if such insurance is to be procured by assignee, the undersigned takes notice that the decreasing term insurance written under a Group Credit Life Insurance Policy is to be purchased on the life of the Buyer or Buyers who signed above requesting it, subject to acceptance by the insurer and issuance of a certificate by

---------------------------------------------------------------------------
          (Insurer)                      (Home Office Address)

The amount of premium is shown above. The term of insurance will commence on the date of this contract and expire on the originally scheduled maturity date of the indebtedness. The initial amount of insurance will be equal to the initial indebtedness and will decrease as any payment is made on the indebtedness in an amount computed by multiplying the amount of the payment by the ratio of initial insurance over the initial indebtedness. The proceeds of any insurance paid will be applied to reduce or extinguish the indebtedness. If insurance is terminated prior to the scheduled maturity date of the indebtedness, any premium refund will be paid or credited promptly to the person entitled thereto. Refund formula is on file with the Director of Insurance and with creditor. All of the foregoing is subject to the provisions of the certificate of insurance to be issued.

BUYER AGREES THAT THE PROVISIONS ON THE REVERSE SIDE HEREOF SHALL CONSTITUTE A PART OF THIS RETAIL INSTALLMENT CONTRACT AND BE INCORPORATED HEREIN.

IF THIS CONTRACT EVIDENCES THE SALE OF A USED MOTOR VEHICLE (1) BUYER ACKNOWLEDGES RECEIPT OF THE ORIGINAL OR A TRUE COPY OF THE "BUYER'S GUIDE" FORM DISPLAYED BY SELLER ON THE SIDE WINDOW OF THE USED VEHICLE; AND (2) THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS USED VEHICLE IS A PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

DOCUMENTARY FEE: A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATED TO CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $40.00 AND SHALL BE SUBJECT TO AN ANNUAL RATE ADJUSTMENT EQUAL TO THE PERCENTAGE OF CHANGE IN THE BUREAU OF LABOR STATISTICS CONSUMER PRICE INDEX. THIS NOTICE IS REQUIRED BY LAW.

NOTICE TO BUYER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; 2. YOU ARE ENTITLED TO AN EXACT COPY OF THE AGREEMENT YOU SIGN; 3. UNDER THE LAW YOU HAVE THE RIGHT, AMONG OTHERS, TO PAY IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN UNDER CERTAIN CONDITIONS A PARTIAL REFUND OF THE FINANCE CHARGE.

BUYER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH SELLER AND BUYER. GUARANTOR, IF ANY, ACKNOWLEDGES RECEIPT OF COMPLETED COPIES OF THIS CONTRACT AND OF EXPLANATION OF GUARANTOR'S OBLIGATION.

CO-BUYER -- A CO-BUYER IS A PERSON WHO AGREES TO BE PRIMARILY RESPONSIBLE FOR PAYING THE ENTIRE DEBT AND WHO (1) ACTUALLY RECEIVES THE VEHICLE OR (2) IS A PARENT OR SPOUSE OF THE BUYER, OR (3) WILL BE LISTED AS AN OWNER ON THE VEHICLE'S TITLE. BY SIGNING BELOW, (1) I CONFIRM THAT I WILL ACTUALLY RECEIVE POSSESSION OF THE VEHICLE OR WILL USE IT, OR THAT I AM A PARENT OR SPOUSE OF THE BUYER, OR THAT I WILL BE LISTED AS AN OWNER ON THE VEHICLE'S TITLE; (2) I AGREE TO BE PRIMARILY OBLIGATED UNDER THIS CONTRACT; AND (3) I CONSENT TO THE CREDITOR HAVING A SECURITY INTEREST IN THE VEHICLE.

Dated: ____________________  19___         RETAIL INSTALLMENT CONTRACT
Seller: __________________________
By: ______________________________      Buyer _____________________________
                           Title
Guarantor ________________________      Buyer _____________________________
I, hereby guarantee the collection            INSTRUCTION: If parent, spouse,
of the above described amount upon            or other person who is or will
failure of the seller named herein            be listed as an owner on the
to collect said amount from the               vehicle's title is a co-buyer,
buyer named herein.                           sign above. Other co-signers,
                                              sign on the Guarantor line.

COPYRIGHT 1989, ILLIANA FINANCIAL, INC. HICKORY HILLS, IL AND ILLINOIS BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

Form IFI-26 (Rev. 1/97)

                         ADDITIONAL AGREEMENTS OF BUYER

     1. Waiver of any default in the payment of any installment of the total of payments when due shall not operate as a waiver of any subsequent default. No extension of the time of payment or any other modification of the terms of this contract shall be binding on holder unless written consent thereto is given by an executive officer of holder. This contract shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successor and assigns.

     2. Buyer agrees to keep said motor vehicle fully insured against loss by fire, theft and collision for the entire term of this contract in companies acceptable to holder. Holder is authorized to purchase all insurance included in this contract. Insurance coverages, other than required insurance, have been voluntarily contracted for by Buyer. Buyer may elect to purchase any required insurance from an insurance company, agent or broker of his own choice. If Buyer so elects, he shall furnish Seller with a policy or binder issued by a company acceptable to Seller on or before taking possession of the motor vehicle, and inclusion of Buyer's premiums in this contract is optional with Seller. All policies procured by Buyer shall provide that loss, if any, shall be payable to Buyer and to the holder of this contract, as their respective interest may appear and a clause requiring insurer to give the holder 10 days written notice of cancellation. In the event of the failure of Buyer to insure said motor vehicle or to deliver a fully paid policy to holder at the times and in the manner herein provided, or in the event of cancellation or expiration of any policy during the term of this contract without replacement by Buyer within 10 days, such failure shall constitute an event of default hereunder. Holder shall have the option, but shall not be required, to procure such insurance for Buyer and to advance the premium therefor. Buyer hereby promises to pay any such premium with finance charge thereon at the annual percentage rate stated on the reverse side hereof as an additional indebtedness due hereunder. Buyer hereby assigns to holder the proceeds of all insurance on said motor vehicle including unearned premium refunds. In the event of default by Buyer hereunder, holder is authorized to cancel such insurance, receive and receipt for unearned premiums and to endorse any check or draft therefor made payable to Buyer. Any unearned premium received by the holder shall be credited to the final maturing installments of this contract except to the extent applied toward payment of similar insurance protecting the interest of Buyer and the holder, or either of them.

     3. Buyer shall not use or permit said motor vehicle to be used in violation of any law or ordinance, State, Federal, or Municipal. Buyer shall not sell, lease, encumber or place said motor vehicle in any other person's possession or remove it from the State of Illinois without the written consent of the holder of this contract. Buyer shall not use said motor vehicle for hire or as a taxi. Buyer shall keep said motor vehicle free from all mechanic's liens, tax liens and all other liens.

     4. Upon the occurrence of any event of default, the holder of this contract shall have the rights and remedies provided by Article 9 of the Illinois Uniform Commercial Code including, but not by way of limitation, the rights of the holder (a) to take immediate possession of the motor vehicle, with or without judicial process, and for such purpose, to enter upon the premises where it may be located, and (b) to give Buyer reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made; and (c) to dispose of the motor vehicle at public or private sale in accordance with said notice to Buyer and to buy at a public sale; and (d) to apply the proceeds of sale first to the reasonable expenses of retaking, holding, preparing for sale and selling and to reasonable attorneys' fees and legal expenses incurred by holder, and second, to satisfaction of Buyer's indebtedness hereon, and third, to satisfaction of any subordinate security interest in the motor vehicle if demand therefor is received by holder before disposition of the proceeds, and to account to Buyer for any surplus remaining. Buyer shall be liable for any deficiency unless Buyer at the time of his default has paid 60% or more of the deferred payment price and unless Buyer, at the request of holder and without legal proceedings, surrenders the motor vehicle to the holder in ordinary condition and free from malicious damage. In the event of such voluntary surrender after Buyer has paid 60% or more of the deferred payment price, holder shall, within 5 days from receipt of the motor vehicle at his place of business, elect either (1) to retain the motor vehicle and release buyer from further obligation under this contract or, (2) to return the motor vehicle to Buyer at holder's expense and be limited to an action to recover the balance of Buyer's indebtedness. If the Buyer has paid an amount equal to 30% or more of the deferred payment price at the time of repossession, the Buyer may, within 15 days, redeem the collateral from the holder by tendering (a) the total of all unpaid amounts, including any unpaid delinquency or deferral charges due at the time of tender, without acceleration, and (b) performance necessary to cure any default other than nonpayment of the amounts due; and (c) any reasonable cost or fees incurred by the holder in the retaking of the goods. Tender of payment and performance in this manner restores to the Buyer his rights under the contract as though no default had occurred. The Buyer has a right to redeem the collateral from the holder only once in this manner. At any time before disposition of the motor vehicle as provided herein, Buyer may redeem it by paying holder all indebtedness secured hereby as well as expenses reasonably incurred by holder in retaking, holding, preparing the motor vehicle for sale, arranging for the sale and reasonable attorneys' fees and legal expenses. It is expressly agreed by Buyer that the requirements of reasonable notice shall be met if notice is mailed to Buyer at the address of Buyer shown herein not less than 10 days prior to the sale or other disposition. All rights and remedies of the holder, whether provided for in this contract or conferred by law, are cumulative.

     5. Holder is authorized to apply any payment made by Buyer hereon to any other indebtedness of Buyer to holder, whether arising under the contract or otherwise.

     6. Buyer agrees that holder, in retaking said motor vehicle as herein provided, may take possession of personal effects and property found therein and hold the same for delivery to Buyer.

     7. Buyer agrees that if delivery of the motor vehicle is not made at the time of execution of this contract, the identifying number or marks and the due date of the first installment may be inserted by Seller in Seller's counterpart of the contract after it has been signed by Buyer.

     8. If any provision of this contract is held invalid, the invalidity shall not affect the remaining provisions thereof.

     "NOTICE OF POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM." IF YOU HAVE PURCHASED EITHER CREDIT LIFE OR CREDIT DISABILITY INSURANCE, OR BOTH, TO GUARANTEE PAYMENTS BEING MADE IN CASE OF YOUR DEATH OR DISABILITY, ON YOUR VEHICLE PURCHASED UNDER AN INSTALLMENT SALES CONTRACT, YOU MAY BE ENTITLED TO A PARTIAL REFUND OF YOUR PREMIUM IF YOU PAY OFF YOUR INSTALLMENT LOAN EARLY. IN CASE OF EARLY COMPLETE PAYMENT OF YOUR LOAN, YOU SHOULD CONTACT THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE TO SEE IF A REFUND IS DUE. IF YOUR VEHICLE DEALER FINANCED YOUR LOAN, THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE IS YOUR VEHICLE DEALER.

============================================================================
                                  ASSIGNMENT

FOR VALUE RECEIVED, Seller hereby sells, assigns and transfers to

----------------------------------------------------------------------------
              (Name of Assignee)             (Address of Assignee)

ASSIGNEE, its successors and assigns, all of Seller's right, title and interest in and to the within contract and the motor vehicle described therein. To induce Assignee to purchase said contract, Seller represents and warrants to Assignee (1) that the within contract is valid and genuine and correctly states the terms of the retail installment transaction between Seller and Buyer; (2) that the motor vehicle described has been delivered to and accepted by the Buyer; (3) that the down payment was paid in full, in cash or in trade, and that no part was loaned to Buyer by Seller; (4) that Seller had good title to and the right to sell said motor vehicle to Buyer and that the motor vehicle is free of all liens, claims and encumbrances; (5) that no notice of any defense or right of action has been received by Seller from Buyer nor has Seller any knowledge of any fact that would impair the validity of the contract; (6) that Seller has the right to sell and assign this contract to Assignee; (7) that all buyers have legal capacity to contract; (8) that on the date of the contract Seller executed and delivered to each Buyer a completed copy of the contract and to the Guarantor a completed copy of the contract and Explanation of Guarantor's Obligation; (9) Seller has complied with all requirements of the Federal Truth in Lending Act, Regulation Z, the Federal Equal Credit Opportunity Act and the Illinois Motor Vehicle Retail Installment Sales Act and the regulations of all governmental agencies; (10) that on the date of the contract, Seller assigned to Buyer the Manufacturer's Statement of Origin or the existing Certificate of Title, as the case may be, issued covering said motor vehicle, procured from Buyer a signed application for a new certificate of title to be issued to Buyer and mailed to Assignee showing correctly the date of the within contract, the name and address of Assignee as holder of the first lien on the motor vehicle and the amount of said lien and caused to be delivered to the Secretary of State of Illinois all of the documents described with the prescribed fee; (11) that the motor vehicle has not been used as a taxi or for hire or for commercial transportation or by law enforcement agencies;
(12) that the sale was made at Seller's place of business and was not a door-to-door sale within the definition of the Federal Trade Commission Trade Regulation Rule or the Illinois Consumer Fraud Act; and (13) that the Seller believes the Buyer to be of good moral character and that Buyer will not use or permit said vehicle to be used for unlawful purposes. If any of the foregoing representations and warranties is breached, Seller agrees to repurchase the within contract for the unpaid balance and all other indebtedness then due from Buyer thereon, together with reasonable attorneys' fees, costs and expenses incurred by Assignee.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
                 REPURCHASE AGREEMENT (Execute Assignment Also)

In addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event a claim or defense is asserted against Assignee by the Buyer at any time, Seller shall, on demand, repurchase the within contract for cash at a price equal to the net amount remaining unpaid on said contract; and Seller shall indemnify and hold Assignee harmless from any and all liabilities that may result at any time from any claim asserted by Buyer for recovery of amounts paid arising out of any promise, representation or warranty made by Seller or the Manufacturer to Buyer.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
              FULL RECOURSE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations to set forth in the above assignment, Seller unconditionally guarantees prompt and full payment by Buyer of the Total of Payments and all other amounts due from Buyer under the within contract. If Buyer shall fail to pay any installment when due, Seller agrees to pay to Assignee, on demand, the full amount remaining unpaid on said contract. Seller agrees that it shall not be necessary for Assignee to proceed first against Buyer or to have recourse to the motor vehicle before proceeding to enforce this agreement. Extension of the time of payment or variation of terms effected by Assignee with Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
         LIMITED REPURCHASE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event that Assignee repossesses the motor vehicle described in the within contract on account of default by Buyer and delivers the same to Seller, Seller shall, on demand, repurchase said motor vehicle for cash at a price equal to the amount remaining unpaid on said contract plus all costs and expenses, including attorneys' fees, incurred by Assignee by reason of Buyer's default or in connection with repossession and delivery of the motor vehicle. This repurchase agreement shall remain in effect until Buyer has paid __________ full installments of the Total of Payments. Extension of the time of payment or variation of terms effected with the Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
               LIMITED GUARANTEE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations set forth in the above assignment, Seller unconditionally guarantees that, in the event of default by the Buyer in the full payment of any installment of the within contract when due, Seller will pay to Assignee, on demand, the unpaid balance then due on the contract up to the limit of $_____________. This guarantee shall terminate after Buyer has paid __________ full scheduled installments on the Total of Payments. Extension of the times of payment or variation of terms effected by Assignee with Buyer shall not release Seller from his obligation hereunder.

Dated __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

Motor Vehicle Retail Installment Contract--Illinois--with T-I-L Disclosure Simple Interest - Fixed Rate

Stock Form No. IFI-26 (Rev. 11/97)
Copyright 1989, ILLIANA FINANCIAL, INC. HICKORY HILLS, IL AND
ILLINOIS BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

               Reorder from ILLIANA FINANCIAL, INC. PO BOX 1227
                 HICKORY HILLS, IL 60455-0227, (708) 598-9000
                            THIS FORM APPROVED BY
                      THE ILLINOIS BANKERS ASSOCIATION

         RETAIL INSTALLMENT CONTRACT--MOTOR VEHICLE--SIMPLE INTEREST

                FEDERAL TRUTH-IN-LENDING DISCLOSURE STATEMENT


ANNUAL       FINANCE      AMOUNT       TOTAL OF       TOTAL SALE PRICE
PERCENTAGE   CHARGE       FINANCED     PAYMENTS       The total cost of
RATE         The dollar   The amount   The amount     your purchase on
The cost of  amount the   of credit    you will have  credit, including
your credit  credit will  provided to  paid after     your downpayment of
as a yearly  cost you.    you or on    you have made
rate                      your behalf  all payments
                                       as scheduled.
                                                      $
                                                       -------------------
        %    $            $            $              $
--------------------------------------------------------------------------

YOUR PAYMENT SCHEDULE WILL BE.

Number of    Amount of    When Payments Are Due
Payments     Payments     monthly beginning
             $
             $


SECURITY: You are giving a security interest in the goods being purchased and in any moneys, credits or other property of yours in the possession of the Assignee, on deposit or otherwise.

LATE CHARGE: If any payment is ten (10) days late, you will be charged i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less.

PREPAYMENT: You have the right to prepay the unpaid balance in full or in part at anytime without penalty.
See your contract terms below and on the reverse side for any additional information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and penalties and further information about security interests.


No. _________________________________________
           ITEMIZATION OF AMOUNT FINANCED

Cash Price                                          $
                                                     -------------
Less Cash Down Payment                              $
                                                     -------------
Less Trade-in                                       $
                                                     -------------
            AMOUNTS PAID ON YOUR ACCOUNT

Unpaid Balance of Cash Price                        $
                                                     -------------
           AMOUNTS PAID TO OTHERS FOR YOU

*WE MAY BE RETAINING A PORTION OF THIS AMOUNT.

Unpaid Balance Due on Trade-in                      $
                                                     -------------
(Paid to)
          --------------------------------------------------------

*Insurance Companies                                $
                                                     -------------
Public Officials                                    $
                                                     -------------
(License, Title & Taxes)

*To                                                 $
   --------------------                              -------------
*To                                                 $
   --------------------                              -------------
 To                                                 $
   --------------------                              -------------


Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Buyer(s)
        ------------------------------------------------------------------------
        (Names)         (Residence Address)       (City)      (State)      (Zip)

Seller
      --------------------------------------------------------------------------
      (Corporate Firm or Trade Name)  (Business Address)  (City)  (State)  (Zip)

Seller hereby sells and Buyer or Buyers, jointly and severally, hereby purchase the following motor vehicle with accessories and equipment thereon for the deferred payment price and on the terms set forth in this contract. Buyer acknowledges delivery and acceptance of said motor vehicle in good condition.


---------------------------------------------------------------------------------------------------------------------------------
New or Used    Year     Make of Vehicle     Model     Body Style     No Cyl   Serial Number     Body Color    Top Color   Key No.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


Extra Equipment (Check)

/ / Automatic Trans.
/ / Air Conditioner
/ / Cruise Control
/ / Power Steering
/ / Power Brakes
/ / Diesel
/ / Power Seat
/ / Power Windows
/ / T-Top
/ / AM-FM Stereo
/ / AM Radio
/ / Sunroof
/ / Tape Deck
/ / Bucket Seats
/ / Accessory Group No. ________________
/ / 4 Speed Trans.
/ / _____________________

SECURITY INTERESTS: Seller is granted a purchase-money security interest in the motor vehicle described above and all accessions under the Illinois Uniform Commercial Code until the Total of Payments and all future indebtedness from taxes, liens, repairs and insurance premiums advanced by holder hereunder are paid in full. Buyer grants assignee the right of set-off or lien on any moneys, credits or other property of Buyer in the possession of the Assignee, on deposit or otherwise, excepting IRA or similar deposits.

Buyer promises to pay to the order of Seller at the offices of:

_________________________(Assignee) located in _________________, Illinois the Amount Financed shown above together with a Finance Charge on the principal balance of the Amount Financed from time to time unpaid at the rate of ____% per annum from date until maturity in ______installments of $_______each and a final installment of $______, beginning on ____________, 19___ and continuing on the same day of each successive month thereafter until fully paid. All payments shall be applied first to accrued Finance Charge and the balance to principal. The Finance Charge has been computed on the scheduled unpaid balances of the Amount Financed on the assumption that all scheduled installments will be paid when due. Guarantor, if any, guarantees collection of all amounts due under this contract upon failure of the Seller to collect from the Buyer named herein.

ACCELERATION: Buyer agrees that (1) if Buyer shall default in the payment of any installment of the Total of Payments or any other indebtedness due hereon; or (2) Buyer shall fail to perform any agreement or warranty made by Buyer herein, or (3) if the motor vehicle shall be lost, stolen, substantially damaged, destroyed, sold, encumbered, removed, concealed, attached or levied upon; or (4) if the motor vehicle shall be seized or forfeited for violation of any law or ordinance, State, Federal or Municipal; or (5) a proceeding under any bankruptcy or insolvency statute shall be instituted by or against Buyer or Buyer's business or property, or Buyer shall make an assignment from benefit of creditors; or (6) if Buyer shall die or be adjudged incompetent, or (7) if holder shall, for reasonable cause, deem itself insecure; or (8) if Buyer shall fail to keep the motor vehicle fully insured for the entire term of this contract, the holder may declare all unpaid installments of the Total of Payments and all other indebtedness secured hereby immediately due and payable, without notice or demand.

PREPAYMENT: THE BUYER MAY PREPAY IN FULL OR IN PART THE UNPAID BALANCE OF THE CONTRACT AT ANY TIME WITHOUT PENALTY.

DELINQUENCY CHARGE: If any payment is ten (10) days late, you will be charged: i) 5% of the installment if the installment is in excess of $200.00; or ii) $10.00 if the installment is for $200.00 or less. In addition, Buyer agrees to pay reasonable attorneys' fees, costs and expenses incurred in the collection or enforcement of the debt or in realizing on the collateral. Buyer agrees to pay Finance Charges after maturity of the final installment, or after acceleration upon default, at the Annual Percentage Rate stated herein so long as there exists any uncured default hereunder, all without relief from valuation or appraisement laws.

INSURANCE AGREEMENT: Automobile Physical Damage or Loss insurance is required by Seller. Buyer may choose the person through whom the insurance is to be obtained. If such insurance is to be obtained through Seller, the cost for a term of _______ months will be $_______.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                OTHERS IS NOT INCLUDED IN THIS CONTRACT

Credit insurance is not required by Seller nor is it a factor in approval of the extension of credit. No credit insurance is to be provided unless the Buyer signs the appropriate authorization below. Group Credit Insurance is available for the term of the credit upon acceptance by insurer at the following costs:

Credit Life Insurance $___________  Credit Disability Insurance $_____________

I desire Credit Life and Disability Insurance.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I desire Credit Life Insurance only.

---------------------  -------------------------------------
(Age of insured)       (Signature)

---------------------  -------------------------------------
(Age of insured)       (Signature)

I DO NOT want Credit Life or Disability Insurance

------------------------------------------------------------
(Signature)

------------------------------------------------------------
(Signature)

SEE REVERSE HEREOF FOR INFORMATION ON POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM.

             NOTICE OF PROPOSED GROUP CREDIT LIFE INSURANCE

If a charge is made above for credit life insurance and if such insurance is to be procured by assignee, the undersigned takes notice that the decreasing term insurance written under a Group Credit Life Insurance Policy is to be purchased on the life of the Buyer or Buyers who signed above requesting it, subject to acceptance by the insurer and issuance of a certificate by

          (Insurer)                      (Home Office Address)

---------------------------------------------------------------------------
The amount of premium is shown above. The term of insurance will commence on the date of this contract and expire on the originally scheduled maturity date of the indebtedness. The initial amount of insurance will be equal to the initial indebtedness and will decrease as any payment is made on the indebtedness in an amount computed by multiplying the amount of the payment by the ratio of initial insurance over the initial indebtedness. The proceeds of any insurance paid will be applied to reduce or extinguish the indebtedness. If insurance is terminated prior to the scheduled maturity date of the indebtedness, any premium refund will be paid or credited promptly to the person entitled thereto. Refund formula is on file with the Director of Insurance and with creditor. All of the foregoing is subject to the provisions of the certificate of insurance to be issued.

BUYER AGREES THAT THE PROVISIONS ON THE REVERSE SIDE HEREOF SHALL CONSTITUTE
A PART OF THIS RETAIL INSTALLMENT CONTRACT AND BE INCORPORATED HEREIN. IF
THIS CONTRACT EVIDENCES THE SALE OF A USED MOTOR VEHICLE (1) BUYER ACKNOWLEDGES RECEIPT OF THE ORIGINAL OR A TRUE COPY OF THE "BUYER'S GUIDE" FORM DISPLAYED BY SELLER ON THE SIDE WINDOW OF THE USED VEHICLE; AND (2) THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THIS USED VEHICLE IS A PART OF
THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.
NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER. DOCUMENTARY FEE: A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATED TO CLOSING OF A SALE. THE BASE DOCUMENTARY
FEE BEGINNING JANUARY 1, 1992, WAS $40. THE MAXIMUM AMOUNT THAT MAY BE
CHARGED FOR A DOCUMENTARY FEE IS THE BASE DOCUMENTARY FEE OF $40 WHICH SHALL BE SUBJECT TO AN ANNUAL RATE ADJUSTMENT EQUAL TO THE PERCENTAGE OF CHANGE IN THE BUREAU OF LABOR STATISTICS CONSUMER PRICE INDEX. THIS NOTICE IS REQUIRED BY LAW.
NOTICE TO BUYER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; 2. YOU ARE ENTITLED TO AN EXACT COPY OF THE AGREEMENT YOU SIGN; 3. UNDER THE LAW YOU HAVE THE RIGHT, AMONG OTHERS, TO PAY IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN UNDER CERTAIN CONDITIONS A PARTIAL REFUND OF THE FINANCE CHARGE. BUYER ACKNOWLEDGED RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH SELLER AND BUYER. GUARANTOR, IF ANY, ACKNOWLEDGED RECEIPT OF COMPLETED COPIES OF THIS CONTRACT AND OF EXPLANATION OF GUARANTOR'S OBLIGATION.
CO-BUYER: A CO-BUYER IS A PERSON WHO AGREES TO BE PRIMARILY RESPONSIBLE FOR PAYING THE ENTIRE DEBT AND WHO (1) ACTUALLY RECEIVES THE VEHICLE OR (2) IS A PARENT OR SPOUSE OF THE BUYER, OR (3) WILL BE LISTED AS AN OWNER ON THE VEHICLE'S TITLE. BY SIGNING BELOW, (1) I CONFIRM THAT I WILL ACTUALLY RECEIVE POSSESSION OF THE VEHICLE OR WILL USE IT, OR THAT I AM A PARENT OR SPOUSE OF THE BUYER, OR THAT I WILL BE LISTED AS AN OWNER ON THE VEHICLE'S TITLE; (2) I AGREE TO BE PRIMARILY OBLIGATED UNDER THIS CONTRACT; AND (3) I CONSENT TO THE CREDITOR HAVING A SECURITY INTEREST IN THE VEHICLE.

Dated: ____________________  19___         RETAIL INSTALLMENT CONTRACT
Seller: __________________________
By: ______________________________      Buyer _____________________________
                           Title
Guarantor ________________________      Buyer _____________________________
I, hereby guarantee the collection            INSTRUCTION: If parent, spouse,
of the above described amount upon            or other person who is or will
failure of the seller named herein            be listed as an owner on the
to collect said amount from the               vehicle's title is a co-buyer,
buyer named herein.                           sign above. Other co-signers,
                                              sign on the Guarantor line.

COPYRIGHT 1997   ILLIANA FINANCIAL, INC. HICKORY HILLS, IL AND ILLINOIS
BANKERS ASSOCIATION, CHICAGO, IL (ALL RIGHTS RESERVED)

Form IFI-26 (Rev. 11/97)

                         ADDITIONAL AGREEMENTS OF BUYER

     1. Waiver of any default in the payment of any installment of the total of payments when due shall not operate as a waiver of any subsequent default. No extension of the time of payment or any other modification of the terms of this contract shall be binding on holder unless written consent thereto is given by an executive officer of holder. This contract shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successor and assigns.

     2. Buyer agrees to keep said motor vehicle fully insured against loss by fire, theft and collision for the entire term of this contract in companies acceptable to holder. Holder is authorized to purchase all insurance included in this contract. Insurance coverages, other than required insurance, have been voluntarily contracted for by Buyer. Buyer may elect to purchase any required insurance from an insurance company, agent or broker of his own choice. If Buyer so elects, he shall furnish Seller with a policy or binder issued by a company acceptable to Seller on or before taking possession of the motor vehicle, and inclusion of Buyer's premiums in this contract is optional with Seller. All policies procured by Buyer shall provide that loss, if any, shall be payable to Buyer and to the holder of this contract, as their respective interest may appear and a clause requiring insurer to give the holder 10 days written notice of cancellation. In the event of the failure of Buyer to insure said motor vehicle or to deliver a fully paid policy to holder at the times and in the manner herein provided, or in the event of cancellation or expiration of any policy during the term of this contract without replacement by Buyer within 10 days, such failure shall constitute an event of default hereunder. Holder shall have the option, but shall not be required, to procure such insurance for Buyer and to advance the premium therefor. Buyer hereby promises to pay any such premium with finance charge thereon at the annual percentage rate stated on the reverse side hereof as an additional indebtedness due hereunder. Buyer hereby assigns to holder the proceeds of all insurance on said motor vehicle including unearned premium refunds. In the event of default by Buyer hereunder, holder is authorized to cancel such insurance, receive and receipt for unearned premiums and to endorse any check or draft therefor made payable to Buyer. Any unearned premium received by the holder shall be credited to the final maturing installments of this contract except to the extent applied toward payment for similar insurance protecting the interest of Buyer and the holder, or either of them.

     3. COLLATERAL PROTECTION INSURANCE. Unless you provide us with evidence of the insurance coverage required by your agreement with us, we may purchase insurance at your expense to protect our interests in your collateral. This insurance may, but need not, protect your interests. The coverage that we purchase may not pay any claim that you make or any claim that is made against you in connection with the collateral. You may later cancel any insurance purchased by us, but only after providing us with evidence that you have obtained insurance as required by our agreement. If we purchase insurance for the collateral, you will be responsible for the costs of that insurance, including interest and any other charges we may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to your total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance you may be able to obtain on your own.

     4. Buyer shall not use or permit said motor vehicle to be used in violation of any law or ordinance, State, Federal, or Municipal. Buyer shall not sell, lease, encumber or place said motor vehicle in any other person's possession or remove it from the State of Illinois without the written consent of the holder of this contract. Buyer shall not use said motor vehicle for hire or as a taxi. Buyer shall keep said motor vehicle free from all mechanic's liens, tax liens and all other liens.

     5. Upon the occurrence of any event of default, the holder of this contract shall have the rights and remedies provided by Article 9 of the Illinois Uniform Commercial Code including, but not by way of limitation, the rights of the holder (a) to take immediate possession of the motor vehicle, with or without judicial process, and for such purpose, to enter upon the premises where it may be located, and (b) to give Buyer reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made; and (c) to dispose of the motor vehicle at public or private sale in accordance with said notice to Buyer and to buy at a public sale; and (d) to apply the proceeds of sale first to the reasonable expenses of retaking, holding, preparing for sale and selling and to reasonable attorneys' fees and legal expenses incurred by holder, and second, to satisfaction of Buyer's indebtedness hereon, and third, to satisfaction of any subordinate security interest in the motor vehicle if demand therefor is received by holder before disposition of the proceeds, and to account to Buyer for any surplus remaining. Buyer shall be liable for any deficiency unless Buyer at the time of his default has paid 60% or more of the deferred payment price and unless Buyer, at the request of holder and without legal proceedings, surrenders the motor vehicle to the holder in ordinary condition and free from malicious damage. In the event of such voluntary surrender after Buyer has paid 60% or more of the deferred payment price, holder shall, within 5 days from receipt of the motor vehicle at his place of business, elect either (1) to retain the motor vehicle and release buyer from further obligation under this contract or, (2) to return the motor vehicle to Buyer at holder's expense and be limited to an action to recover the balance of Buyer's indebtedness. If the Buyer has paid an amount equal to 30% or more of the deferred payment price at the time of repossession, the Buyer may, within 15 days, redeem the collateral from the holder by tendering (a) the total of all unpaid amounts, including any unpaid delinquency or deferral charges due at the time of tender, without acceleration, and (b) performance necessary to cure any default other than nonpayment of the amounts due; and (c) any reasonable cost or fees incurred by the holder in the retaking of the goods. Tender of payment and performance in this manner restores to the Buyer his rights under the contract as though no default had occurred. The Buyer has a right to redeem the collateral from the holder only once in this manner. At any time before disposition of the motor vehicle as provided herein, Buyer may redeem it by paying holder all indebtedness secured hereby as well as expenses reasonably incurred by holder in retaking, holding, preparing the motor vehicle for sale, arranging for the sale and reasonable attorneys' fees and legal expenses. It is expressly agreed by Buyer that the requirements of reasonable notice shall be met if notice is mailed to Buyer at the address of Buyer shown herein not less than 10 days prior to the sale or other disposition. All rights and remedies of the holder, whether provided for in this contract or conferred by law, are cumulative.

     6. Holder is authorized to apply any payment made by Buyer hereon to any other indebtedness of Buyer to holder, whether arising under the contract or otherwise.

     7. Buyer agrees that holder, in retaking said motor vehicle as herein provided, may take possession of personal effects and property found therein and hold the same for delivery to Buyer.

     8. Buyer agrees that if delivery of the motor vehicle is not made at the time of execution of this contract, the identifying number or marks and the due date of the first installment may be inserted by Seller in Seller's counterpart of the contract after it has been signed by Buyer.

     9. If any provision of this contract is held invalid, the invalidity shall not affect the remaining provisions thereof.

   "NOTICE OF POSSIBLE REFUND OF CREDIT LIFE OR DISABILITY INSURANCE PREMIUM." IF YOU HAVE PURCHASED EITHER CREDIT LIFE OR CREDIT DISABILITY
INSURANCE, OR BOTH, TO GUARANTEE PAYMENTS BEING MADE IN CASE OF YOUR DEATH OR DISABILITY, ON YOUR VEHICLE PURCHASED UNDER AN INSTALLMENT SALES CONTRACT,
YOU MAY BE ENTITLED TO A PARTIAL REFUND OF YOUR PREMIUM IF YOU PAY OFF YOUR INSTALLMENT LOAN EARLY. IN CASE OF EARLY COMPLETE PAYMENT OF YOUR LOAN, YOU SHOULD CONTACT THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE TO SEE IF A REFUND IS DUE. IF YOUR VEHICLE DEALER FINANCED YOUR LOAN, THE SELLER OF YOUR CREDIT LIFE OR CREDIT DISABILITY INSURANCE IS YOUR VEHICLE DEALER.

============================================================================
                                  ASSIGNMENT

FOR VALUE RECEIVED, Seller hereby sells, assigns and transfers to

----------------------------------------------------------------------------
              (Name of Assignee)             (Address of Assignee)

ASSIGNEE, its successors and assigns, all of Seller's right, title and interest in and to the within contract and the motor vehicle described therein. To induce Assignee to purchase said contract, Seller represents and warrants to Assignee (1) that the within contract is valid and genuine and correctly states the terms of the retail installment transaction between Seller and Buyer; (2) that the motor vehicle described has been delivered to and accepted by the Buyer; (3) that the down payment was paid in full, in cash or in trade, and that no part was loaned to Buyer by Seller; (4) that Seller had good title to and the right to sell said motor vehicle to Buyer and that the motor vehicle is free of all liens, claims and encumbrances; (5) that no notice of any defense or right of action has been received by Seller from Buyer nor has Seller any knowledge of any fact that would impair the validity of the contract; (6) that Seller has the right to sell and assign this contract to Assignee; (7) that all buyers have legal capacity to contract; (8) that on the date of the contract Seller executed and delivered to each Buyer a completed copy of the contract and to the Guarantor a completed copy of the contract and Explanation of Guarantor's Obligation; (9) Seller has complied with all requirements of the Federal Truth in Lending Act, Regulation Z, the Federal Equal Credit Opportunity Act and the Illinois Motor Vehicle Retail Installment Sales Act and the regulations of all governmental agencies; (10) that on the date of the contract, Seller assigned to Buyer the Manufacturer's Statement of Origin or the existing Certificate of Title, as the case may be, issued covering said motor vehicle, procured from Buyer a signed application for a new certificate of title to be issued to Buyer and mailed to Assignee showing correctly the date of the within contract, the name and address of Assignee as holder of the first lien on the motor vehicle and the amount of said lien and caused to be delivered to the Secretary of State of Illinois all of the documents described with the prescribed fee; (11) that the motor vehicle has not been used as a taxi or for hire or for commercial transportation or by law enforcement agencies;
(12) that the sale was made at Seller's place of business and was not a door-to-door sale within the definition of the Federal Trade Commission Trade Regulation Rule or the Illinois Consumer Fraud Act; and (13) that the Seller believes the Buyer to be of good moral character and that Buyer will not use or permit said vehicle to be used for unlawful purposes. If any of the foregoing representations and warranties is breached, Seller agrees to repurchase the within contract for the unpaid balance and all other indebtedness then due from Buyer thereon, together with reasonable attorneys' fees, costs and expenses incurred by Assignee.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
                 REPURCHASE AGREEMENT (Execute Assignment Also)

In addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event a claim or defense is asserted against Assignee by the Buyer at any time, Seller shall, on demand, repurchase the within contract for cash at a price equal to the net amount remaining unpaid on said contract; and Seller shall indemnify and hold Assignee harmless from any and all liabilities that may result at any time from any claim asserted by Buyer for recovery of amounts paid arising out of any promise, representation or warranty made by Seller or the Manufacturer to Buyer.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
              FULL RECOURSE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations to set forth in the above assignment, Seller unconditionally guarantees prompt and full payment by Buyer of the Total of Payments and all other amounts due from Buyer under the within contract. If Buyer shall fail to pay any installment when due, Seller agrees to pay to Assignee, on demand, the full amount remaining unpaid on said contract. Seller agrees that it shall not be necessary for Assignee to proceed first against Buyer or to have recourse to the motor vehicle before proceeding to enforce this agreement. Extension of the time of payment or variation of terms effected by Assignee with Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
         LIMITED REPURCHASE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations set forth in the above assignment, Seller agrees, in the event that Assignee repossesses the motor vehicle described in the within contract on account of default by Buyer and delivers the same to Seller, Seller shall, on demand, repurchase said motor vehicle for cash at a price equal to the amount remaining unpaid on said contract plus all costs and expenses, including attorneys' fees, incurred by Assignee by reason of Buyer's default or in connection with repossession and delivery of the motor vehicle. This repurchase agreement shall remain in effect until Buyer has paid __________ full installments of the Total of Payments. Extension of the time of payment or variation of terms effected with the Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

------------------------------------------------------------------------------
               LIMITED GUARANTEE AGREEMENT (Execute Assignment Also)

In Addition to Seller's obligations set forth in the above assignment, Seller unconditionally guarantees that, in the event of default by the Buyer in the full payment of any installment of the within contract when due, Seller will pay to Assignee, on demand, the unpaid balance then due on the contract up to the limit of $_____________. This guarantee shall terminate after Buyer has paid __________ full scheduled installments on the Total of Payments. Extension of the times of payment or variation of terms effected by Assignee with Buyer shall not release Seller from his obligation hereunder.

Dated: __________________________ 19 __  _____________________________________
                                                    Seller

                                         By: _________________________________
                                             Authorized Signature       Title

                                                                       EXHIBIT G

                         PAYMENT APPLICATION PROCEDURES

The following procedures will be followed when funds in excess of the Scheduled Payment have been received:

- At the Lockbox--
Regardless of loan type, funds received at the Lockbox will be applied to accounts as normal monthly installments, paying interest and principal and, when 95% of a full payment has been received, advancing the date next due. However, if funds received at the Lockbox are in excess of three monthly installments, the Lockbox will forward the item to Borrower for In-House processing.

- In-House--
Regardless of loan type, funds received directly at Borrower from the customer or forwarded from the Lockbox, which are less than $1,000.00, will be processed as monthly installments, paying interest and principal and, when 95% of a full payment has been received, advancing the date next due.

Funds which total $1,000.00 or more will require further information before processing. Procedures will vary according to loan type.

- Daily Simple Interest--
Funds received which total $1,000.00 or more for this loan type will be handled in the following manner:

Funds will first be applied to outstanding installments in order to bring the loan current, then to late charges and miscellaneous fees. Any remaining excess funds will be applied to reduce the outstanding principal amount without advancing the date next due.

Any refunded portion of extended warranty protection plan costs or of physical damage, credit life or disability insurance premiums in the Amount Financed (otherwise referred to as Rebates), will be applied to the customer accounts as a principal reduction without advancing the due date.

All funds, including principal, interest, late charges, miscellaneous fees and Rebates which have been applied to the customer accounts, will be passed through to the appropriate account(s) within 48 hours of posting. Those same funds, including funds which have advanced the due date beyond the current month, will be passed through to the Investor(s) with their monthly distribution for the current collection period.

- Precomputed Actuarial and Rule of 78s--
Funds received which total $1,000.00 or more for these loan types will be handled in the following manner:

Funds will first be applied to outstanding installments in order to bring the loan current, then to late charges and miscellaneous fees. Any remaining excess funds will be categorized as follows:

Payahead Funds: Funds which have advanced the date next due and will be passed through to the Investor(s) when they become Scheduled Payments due.

Payable Funds: Funds which have not advanced the date next due as these funds were not intended to be used as Scheduled Payments (for example, Rebates).

All funds received will be passed through to the appropriate account(s) within 48 hours of posting. On the distribution date, all actually collected Scheduled Payments due will be passed through to the Investor(s) for the current collection period.

Excess funds received from or on behalf of the obligor will be held in the Collection Account or the Payahead Account until such time that they become due.

- All customers, regardless of loan type--
Monthly, customers will receive statements showing the effect of the excess funds to their loan balances. The statements will reflect $0.00 due for the current monthly installment if their date next due was advanced until such time that a current monthly installment is due.

- Precomputed Actuarial and Rule of 78s--
Borrower will, upon request, supply the investor with an analysis of funds paid in advance.

                                                                       EXHIBIT H

                            PAYMENT DEFERMENT POLICY

- Borrower may grant a payment deferment provided that the deferment does not exceed 1 month (2 months if 12 or more payments have been made and if the deferment is granted in writing by the President, an Executive Vice President or the California Regional Manager).

-        Not more than 1 deferment may be granted during any 12-month period.

- The aggregate of all deferment periods during the term of a Contract may not exceed the lesser of 8 months or 50% of the weighted average life of the original term of the Contract.

-        At least 6 payments must be made before a deferment may be granted.

- A request for a deferment must be made in writing, stating the reason for the request.

- The deferment must bring the account current, so that after the deferment is processed no payment is then due.

- Except as otherwise set forth in this policy, deferments must be granted in writing by the Collection Manager or someone of equal or higher rank.

- A deferment fee will be collected for each deferment if allowed by applicable law and may be waived only by the President, an Executive Vice President or the California Regional Manager; provided, however, that no deferment will be granted unless the Borrower believes in good faith that the account probably would default in the reasonably foreseeable future if a deferment is not approved.

- Deferments which do not meet the above criteria may be granted in writing on an exception basis (e.g. when required by law) by the President, an Executive Vice President or the California Regional Manager.

- Not more than 8 payment deferments may be granted with respect to any Contract over the life of such Contract (including both before and after the related Cut-Off Date).

- As of January 1, 1998 and each month thereafter, the aggregate number of

         Contracts the terms of which have been extended during the preceding 3-month period shall not exceed 3% of the number of Contracts at the beginning of the preceding 3-month period.


- No deferment may extend the date for final payment of a Contract beyond the last day of the record Collection Period preceding the Final Scheduled Distribution Date.

                             DUE DATE CHANGE POLICY

- Borrower may grant a due date change provided that the new due date is within twenty-nine (29) days of the current due date.

- Not more than two (2) due date changes may be granted over the term of a Contract.

- If two (2) due date changes are granted, the total number of days by which the maturity date is extended may not exceed twenty-nine (29).

- A request for a due date change must be made in writing, stating the reason for the request.

-        The account must be current at the time the request is received.

- Due date changes must be granted in writing by the Collection Manager or someone of equal or higher rank.

- No due date change may be granted if the aggregate of all delinquent periods and the requested due date change would exceed the lesser of eight (8) months or 50% of the original term of the Contract.

                                                                       EXHIBIT I

                             [FORM OF SALE NOTICE]
                                                                          [Date]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Attention:

Ladies and Gentlemen:

The undersigned, Long Beach Acceptance Corp., refers to the Warehouse Lending Agreement, dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Agreement," the terms defined therein being used herein as therein defined), between the undersigned and you.

     The undersigned hereby delivers this Sale Notice to you pursuant to Section 3.03(c) of the Agreement.

I. SALE.

(a) TYPE: ________________________________________

(b) PARTIES: _____________________________________

(c) CLOSING DATE: ________________________________

(d) ANTICIPATED GROSS PROCEEDS: __________________

(e) ANTICIPATED NET PROCEEDS: ____________________

II. AFFECTED CONTRACTS. Attached hereto as SCHEDULE 1 is a list of all Contracts which are the subject of the Sale described in I above, setting forth for each such Contract as of the later of the end of the calendar month for which the most recent Borrowing Base Certificate has been delivered to you pursuant to
Section 6.14 of the Agreement and Borrowing Date applicable to such Contract the following: loan number, balance, delinquency status and Borrowing Date.

III. MANDATORY PREPAYMENT OF LOANS. In accordance with the provisions of Section 3.03(c) of the Agreement, on the closing date for the Sale specified in I(c) above, the undersigned shall prepay the Total Outstandings in the amount of $____________, which amount represents the product of the balance of each Contract as set forth on SCHEDULE 1 hereto multiplied by the Borrowing Base calculation or Advance Rate applicable to such Contract, as the case may be. Such payment shall be accompanied by the payment of all accrued and unpaid interest due and owing on the principal amount so prepaid.

Pursuant to the terms of Section 12(b) of the Security Agreement, the undersigned hereby requests that each of the Contracts set forth on SCHEDULE 1 hereto be released from the Lien under the Security Agreement upon payment in full of the amount set forth in III above to you.

The undersigned hereby represents and warrants to you that all of the information set forth in this Sale Notice and in the Schedule attached hereto is true, accurate and complete in all respects.

                                Very truly yours,

                                LONG BEACH ACCEPTANCE CORP



                                By: ______________________________
                                Title: (1) ___________________


________________________
(1) TO BE SIGNED BY A RESPONSIBLE OFFICER.

                                                                       EXHIBIT J



                           LONG BEACH ACCEPTANCE CORP.

                               PROGRAM GUIDELINES

                    LBAC NATIONAL PROGRAMS (Investor Matrix)

                               THE M.A.C. PROGRAM(SM)

                           Matrix of Automobile Credit

LBAC PROGRAMS                             CLASS I         CLASS IIA          CLASS IIB           CLASS III      LIMITED CREDIT
-----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION FEE                                                           Refer to State Matrix
VSI FEE                                                                   Refer to State matrix
DISCOUNT FEE                                                              Refer to State Matrix

LOAN AMOUNTS
     Minimum                               $5,000           $5,000              $5,000              $3,000              $3,000
     Maximum                              $50,000          $40,000             $35,000             $25,000             $17,500
MAXIMUM ADVANCE PROGRAM                     140%             140%                140%                140%                125%
     Invoice/NADA/KELLEY                    120%             115%                115%                115%                100%
     Plus TT&L                              YES              YES                 YES                 YES               INCLUDES
     Plus Warranty                         $1,500           $1,500              $1,500              $1,500              $1,500
     4X4/Highline/Premium
       Warranty                            $2,000           $2,000              $2,000              $2,000              $2,000
     Plus Alarm                           UP TO 350        UP TO 350           UP TO 350          UP TO 350            UP TO 350
     Plus Credit Life and
       Disability                         State Cap        State Cap           State Cap          State Cap            State Cap
PROGRAM DESCRIPTION
     Minimum Down Payment
       Required                              10%              10%                 10%                10%                  15%
     Residence and Employment
       Stability                           2-2 YR           2-2 YR             1-1 YR               1-1 YR              2-1 YR
     Qualifying Monthly
       Income Gross (Individual)                                          Refer to State Matrix
     Qualifying Monthly
       Income Gross (Joint)                                               Refer to State Matrix
     Military (Individual)
       Living on post
     Military (Joint) Living
       on post
     Military (Individual)
       Living off post
     Military (Joint)
       Living off post
                                          w/Income         w/Income            w/Income            w/Income
                                         LESS THAN         LESS THAN           LESS THAN           LESS THAN
                                         $2000-50%         $2000-50%          $2000-50%           $2000-50%
Debt Ratio: Gross                        w/Income           w/Income           w/Income            w/Income
                                        GREATER THAN     GREATER THAN        GREATER THAN        GREATER THAN            50%
                                          $2000-55%        $2000-55%          $2000-55%           $2000-55%

                                                                                                  LESS THAN           LESS THAN
                                                                                                    2000=18            2000=18
                                                                                                 GREATER THAN        GREATER THAN
Max Car Payment to Gross
  Income                                    25%               25%                25%               2000=20             2000=20
Rent Factor                                                               Refer to State Matrix
Insurance Factor                           $100              $100               $100                $100                $100
                                     2Y 2 Rev & 1 Ins
                                        with high          1 Y 2 Rev      1Y 2 Rev or 1 Ins      6 Mon 2 Rev or
Minimum Credit History                credit of $3000      or 1 ins     w/high credit of $1500      1 Ins                N/A
Repossessions                              NONE              2YR                 1YR                 1YR                 N/A
Bankruptcies                               NONE           2YR-DISCH           1YR-DISCH             DISCH                N/A
Tax Liens                               None (open)           5%                 5%                  5%                  N/A
                                         AGGREGATE        AGGREGATE           AGGREGATE           AGGREGATE
Derogs:Judgement, Collection
  and/or Charge Offs                      $500               $4000              $5,000             $10,000               N/A
                                         CUR-MAX            CURRENT            CURRENT            30 DAY MAX
Installment                             PREV 3X30         MAX PREV 60       MAX PREV N/A*          PREV N/A              N/A
                                                                                                  30 DAY MAX
                                         CUR-MAX            CURRENT            CURRENT             IF TRADE
Auto                                    PREV 3X30         MAX PREV 60       MAX PREV N/A*          PREV N/A*             N/A
                                         CUR-MAX            CURRENT            CURRENT            30 DAY MAX
Mortgage                                PREV 0X30         MAX PREV 6O       MAX PREV N/A*          PREV N/A              N/A
                                         CUR-MAX            CURRENT           30 DAY MAX          60 DAY MAX
Revolving: Minor/Major                  PREV 1X6         MAX PREV 60-90      PREV N/A              PREV N/A              N/A
References                                  1                  3                5                     5                   5

- Cars in excess of 90,000 miles can only be advanced up to 100% including TT&L (except CA)
- Max rebatable is $2000 on limited credit
- Or NADA or KELLEY value whichever is less (CA $500)
- Factory rebate may be applied towards total down payment
- Up to 50% of factory rebate may be applied toward total down payment
- 3yr history or residence & employment to be listed on application
- Previous auto history is required (except CA)
- For purpose of debt ratio use 3% payment factor on balances greater than $500 and less than 2 years old (in states where garnishments are allowed.)
- Special consideration will be given to borrowers with stability in both residence and employment, compensating factors, medical judgments, and non credit judgments.

* Except in Mid-west region.

TERM EXTENSIONS
No term extensions without LBAC prior approval
No term extensions on cars with excess mileage
Maximum extension on Class III - 6 months -
Max term on Class III
and Limited Credit is 60 months
Max term 66 Mos. on new cars (including extension)
No term extensions on vehicles in excess of 85,000 miles
No 72 month term available.
No term extension on Limited Credit.

                                                                       EXHIBIT K

                        [FORM OF REMITTANCE CERTIFICATE]

                                                                          [Date]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Attention:

Ladies and Gentlemen:

The undersigned, Long Beach Acceptance Corp., refers to the Warehouse Lending Agreement, dated as of January 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Agreement," the terms defined therein being used herein as therein defined), between the undersigned and you.

     The undersigned hereby delivers this Remittance Certificate to you pursuant to Section 6.15 of the Agreement and hereby certifies to you as follows as of ___________, 199__:(1)

                                    [TO COME]

The undersigned hereby represents and warrants to you that all of the information set forth in this Remittance Certificate is true, accurate and complete in all respects.

                                           Very truly yours,

                                           LONG BEACH ACCEPTANCE CORP.


                                           By: ______________________________
                                           Title: (2) ________________

______________________________
(1) Date should be the last day of the immediately preceding calendar month.
(2) To be signed by a Responsible Officer.

                                                                       EXHIBIT L

                          [FORM OF SECURITY AGREEMENT]

     SECURITY AGREEMENT, dated as of January 30, 1998, made by LONG BEACH ACCEPTANCE CORP., a Delaware corporation (the "PLEDGOR"), in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "PLEDGEE").

                                  WITNESSETH:

     WHEREAS, pursuant to the Warehouse Lending Agreement, dated as of January 30, 1998, between the Pledgor and the Pledgee (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "WAREHOUSE LENDING AGREEMENT"), the Pledgee has agreed to make Loans (as defined therein) to the Pledgor;

     WHEREAS, it is a condition precedent to the obligation of the Pledgee to enter into the Warehouse Lending Agreement and to make the Loans to the Pledgor thereunder that the Pledgor shall have executed and delivered this Agreement to the Pledgor;

     WHEREAS, pursuant to the Residual Financing Agreements (as defined herein), the Pledgee has agreed to make "Loans" (as defined therein) to Long Beach Acceptance Receivables Corp. ("RECEIVABLES CORP."), a wholly owned Subsidiary of the Pledgor;

     WHEREAS, pursuant to the Guarantees under and as defined in the Residual Financing Agreements, the Pledgor has guaranteed the obligations of Receivables Corp. under the Residual Financing Agreements as provided therein;

     NOW, THEREFORE, in consideration of the premises and to induce the Pledgee to enter into the Warehouse Lending Agreement and to make the Loans to the Pledgor thereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Pledgee as follows:

     Section 1. DEFINED TERMS. (a) Unless otherwise defined herein, capitalized terms which are defined in the Warehouse Lending Agreement and used herein shall have the meanings given to them in the Warehouse Lending Agreement.

     (b) The following terms shall have the following meanings:

     "AGREEMENT" shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York (or other applicable jurisdiction).

     "COLLATERAL" has the meaning set forth in Section 2 hereof.

     "COMPUTER TAPE" means a computer tape generated by the Borrower which provides information relating to the Contracts as more particularly described in the Custody Agreement.

     "PROCEEDS" has the meaning assigned to it under the Code and, in any event, shall include, but not be limited to, any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

     "RECORDS" means, with respect to any Contract, all documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Contract.

     "RELATED Assets" means (i) the Pledgor's security interest in Financed Vehicles, (ii) the Pledgor's rights, remedies, powers and privileges under the Contracts, including any personal guaranty thereof, (iii) the Pledgor's rights, remedies, powers and privileges under the Custody Agreement, (iv) the Pledgor's rights, remedies, powers and privileges under the Dealer Agreements, including but not limited to Dealer Recourse and any holdback amounts, (v) insurance proceeds under Insurance Policies, and (vi) all Proceeds of the foregoing, in each case, only to the extent such items relate to the Contracts.

     "RESIDUAL FINANCING OBLIGATIONS" means all obligations and liabilities of every nature of Borrower or Receivables Corp. from time to time owing to Lender, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), to the extent such obligations and liabilities arise under, out of, or in connection with, any Residual Financing Agreement, any guarantee related thereto or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to Lender).

     "RF EVENT OF DEFAULT" means the occurrence of any Event of Default under and as defined in any Residual Financing Agreement (after giving effect to any grace or cure period applicable thereto).

     "SECURED OBLIGATIONS" means, collectively, the Obligations under the Warehouse Lending Agreement and the Residual Financing Obligations.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     Section 2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby pledges, assigns and transfers to the Pledgee and its successors, endorsees, transferees and assigns and hereby grants to the Pledgee and its successors, endorsees, transferees and assigns a continuing security interest in all of the Debtor's right, title and interest in, to and under all of the following property whether now owned or existing or at any time hereafter acquired or arising by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

                (a) all Contracts;

                (b) all Records;

                (c) all Related Assets;

                (d) the Collection Account;

                (e) all books and records pertaining to the Collateral; and

                (f) the Lockbox Account, insofar as amounts on deposit therein relate to the Contracts; and

                (g) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

     Section 3. RIGHTS OF PLEDGEE; LIMITATIONS ON PLEDGEE'S AND OBLIGATIONS.

     (a) NO LIABILITY OF PLEDGEE UNDER CONTRACTS. The Pledgee shall have no obligation or liability under any Contract or any Related Asset by reason of or arising out of this Agreement or the receipt by the Pledgee of any payment relating to such Contract or any Related Asset pursuant hereto, nor shall the Pledgee be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to any Contract or any Related Asset or any other Collateral, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract or any Related Asset, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) NOTICE TO OBLIGORS. Upon the request of the Pledgee at any time after the occurrence and during the continuance of an Event of Default or RF Event of Default, the Pledgor shall notify the parties to any Contract upon request from the Pledgee that such Contract has been assigned to the Pledgee and that payments in respect thereof shall be made directly to the Pledgee. At any time and from time to time after the occurrence and during the continuance of an Event of Default or an RF Event of Default, the Pledgee may in its own name or in the name of others communicate with the parties to any Contract to verify with them to its satisfaction the existence, amount and terms of such Contract.

     Section 4. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants to the Pledgee that:

     (a) POWER AND AUTHORITY. The Pledgor has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under, and to grant the security interest in the Collateral to the extent provided in, and pursuant to, this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of, and grant of the security interest in the Collateral to the extent provided in, and pursuant to, this Agreement.

     (b) TITLE: NO OTHER LIENS. The Pledgor owns each item of the Collateral free and clear of any and all Liens other than (i) tax liens and mechanics' liens arising after the related Cut-off Date and (ii) the lien of CBT under the CBT Warehouse Agreement and the lien of Lender under the Bridge Facility and/or the Receivables Purchase Facility, which in each case under this clause (ii) shall be released immediately prior to the pledge hereunder. Except as set forth on SCHEDULE 2 hereto, no security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Pledgee pursuant to this Agreement.

     (c) PERFECTED FIRST PRIORITY LIENS. (i) This Agreement is effective to create, as collateral security for the Secured Obligations, valid and enforceable Liens on the Collateral in favor of the Pledgee.

               (ii) Upon filing of the financing statements delivered to the Pledgee by the Pledgor on the Closing Date in the jurisdictions listed in SCHEDULE 3 hereto (which financing statements are in proper form for filing in such jurisdictions) and the delivery to, and continuing possession by, the Pledgee or its nominee of all the Contracts, the Liens created pursuant to this Agreement will constitute a first priority perfected security interest in the Collateral in favor of the Pledgee, which Liens will be prior to all other Liens of all other Persons and which Liens are enforceable as such as against all other Persons.

     (d) CONSENTS. Except as set forth on SCHEDULE 4 hereto, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of any Collateral by the Pledgor or (to the knowledge of the Pledgor) any other party thereto other than those which have been duly obtained, made or performed and are in full force and effect.

     (e) CHIEF EXECUTIVE OFFICE. The Pledgor's chief executive office and chief place of business and the place where it maintains its books and records is located at as set forth in Section 5.12 of the Warehouse Lending Agreement or such other location of which the Pledgor shall have provided written notice to the Pledgee pursuant to Section 5(h) hereof.

     (f) TRADE NAMES. Any and all trade names or prior names under which the Pledgor transacts, intends to transact (or has transacted within the five (5) years preceding the Closing Date) any part of its business are those which are set forth on SCHEDULE 5 hereto.

     Section 5. COVENANTS. The Pledgor covenants and agrees with the Pledgee that, from and after the date of this Agreement until the termination of this Agreement in accordance with Section 12(a):

         (a) FURTHER DOCUMENTATION; DELIVERY OF INSTRUMENTS. At any time and from time to time, upon the written request of the Pledgee and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Pledgee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Pledgor also hereby authorizes the Pledgee to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         (b) INDEMNIFICATION. The Pledgor agrees to pay, and to save the Pledgee and its agents, officers, directors and successors harmless from, any and all liabilities and reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay by the Pledgor in paying any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Pledgor in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement, provided that such indemnity shall not, as to the Pledgee or any of its agents, officers, directors and successors, be available to the extent that such liabilities, costs and expenses resulted from the gross negligence or willful misconduct of any of the same. In any suit, proceeding or action brought by the Pledgee under any Contract or any other Collateral for any sum owing thereunder, or to enforce any provisions of any Contract or any other Collateral, the Pledgor will save, indemnify and keep the Pledgee and its agents, officers, directors and successors harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor, such obligor or any of their respective successors from the Pledgor.

         (c) MAINTENANCE OF RECORDS. The Pledgor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby. For the Pledgee's further security, the Pledgee, shall have a security interest in all of the Pledgor's books and records pertaining to the Collateral, and the Pledgor shall permit the Pledgee or its representatives to review such books and records at the location where such books and records are kept and at the reasonable request of the Pledgee.

         (d) LIMITATION ON LIENS ON COLLATERAL. The Pledgor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is reasonably necessary to remove, any Lien or adverse claim on or to any of the Collateral and will defend the right, title and interest of the Pledgee in and to any of the Collateral against the claims and demands of all Persons whomsoever.

         (e) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. Without the prior written consent of the Pledgee, the Pledgor will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or attempt, offer or contract to do so, except as otherwise permitted by the Warehouse Lending Agreement.

         (f) FURTHER IDENTIFICATION OF COLLATERAL. The Pledgor will furnish to the Pledgee from time to time such statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as the Pledgee may reasonably request, all in reasonable detail.

         (g) NOTICES. The Pledgor will advise the Pledgee promptly, in reasonable detail, at its address set forth in Section 10.11 of the Warehouse Lending Agreement, (i) of any Lien or material adverse claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected in the aggregate to have a material adverse effect on the aggregate value of the Collateral or the Liens created hereunder.

         (h) CHANGES IN LOCATIONS, NAME, ETC. The Pledgor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(e) hereof or remove its books and records from the location specified in Section 4(e) hereof, or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless, in each case, the Pledgor (x) shall have given the Pledgee at least 30 days' prior written notice thereof and (y) prior to effecting any such change, shall have taken such actions as may be necessary or, upon the reasonable request of the Pledgee, advisable to continue the perfection and priority of the Liens granted pursuant hereto.

     Section 6. PLEDGEE'S APPOINTMENT AS ATTORNEY-IN-FACT.

     (a) POWERS. The Pledgor hereby irrevocably constitutes and appoints the Pledgee and any officer or agent of the Pledgee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Pledgee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by law, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Pledgee the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do, at any time when an Event of Default or an RF Event of Default has occurred and is continuing, the following to the extent permitted by law:

               (A) in the name of the Pledgor or its own name, or otherwise, to take possession of and indorse (without recourse) and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Pledgee for the purpose of collecting any and all such moneys due under such Collateral whenever payable;

               (B) to pay or discharge taxes and Liens levied or placed on the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (C) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Pledgee or as the Pledgee shall direct;
         (B) to ask for, or demand, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; and (E) generally, at any time, or from time to time, to take all other actions in the exercise of any right or remedy available to a secure party under the Uniform Commercial Code of each applicable jurisdiction, any Loan Document, or otherwise by law or agreement.

The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the payment in full of the Secured Obligations and the and the termination of the Warehouse Lending Agreement.

     (b) OTHER POWERS. The Pledgor also authorizes the Pledgee, from time to time if an Event of Default or RF Event of Default shall have occurred and be continuing, to execute and/or file and record, in connection with any sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) NO DUTY ON THE PART OF THE PLEDGEE. The powers conferred on the Pledgee and hereunder are solely to protect the Pledgee's interests in the Collateral and shall not impose any duty upon the Pledgee to exercise any such powers. The Pledgee shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees, affiliates, agents or successors shall be responsible to the Pledgor for any act or failure to act hereunder, except for their gross negligence or willful misconduct.

     Section 7. PERFORMANCE BY PLEDGEE OF PLEDGOR'S OBLIGATIONS. If the Pledgor fails to perform or comply with any of its agreements contained herein and the Pledgee, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreements, the reasonable expenses of the Pledgee incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the default rate applicable to the Loans as set forth in the Warehouse Lending Agreement, shall be payable by the Pledgor to the Pledgee on demand, and the Pledgor's obligations to make such payments shall constitute Secured Obligations secured hereby.

     Section 8. REMEDIES. (a) If an Event of Default or an RF Event of Default shall occur and be continuing, the Pledgee may exercise all rights and remedies of a secured party under the Code, and, to the extent permitted by law, all other rights and remedies granted to the Pledgee in this Agreement, and the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, to the extent permitted by law, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Pledgor further agrees, at the Pledgee's request, to assemble the Collateral and make it available to the Pledgee at places which the Pledgee shall reasonably select, whether at the Pledgor's premises or elsewhere. The Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee, including, without limitation, reasonable attorneys' fees and disbursements, to the payment and performance in whole or in part of the Secured Obligations then due and owing, in the order of priority specified in Section 8 hereof, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, (a) the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the repossession, retention or sale of the Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of: them, and (b) if any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay in full all Secured Obligations, including, without limitation, the reasonable fees and disbursements of any attorneys employed by the Pledgee to collect such deficiency, as provided in the Warehouse Lending Agreement or any Residual Financing Agreement, as the case may be.

     (b) SERVICING RIGHTS. Any sale or other disposition by the Pledgee of all or any part of the Collateral shall be made free and clear of any and of the Pledgee's rights pursuant to Article IX of the Warehouse Lending Agreement, and each and every right of the Pledgee with respect thereto shall terminate as to such Collateral as of the date of such sale or other disposition.

     Section 9. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar property for its own account. Neither the Pledgee nor any of its respective directors, officers, employees, affiliates or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person.

     Section 10. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are powers coupled with an interest and are irrevocable until the termination of this Agreement in accordance with Section 11 a) hereof.

     Section 11. RELEASE OF COLLATERAL AND TERMINATION. (a) This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms and the security interest created by this Agreement shall not be released until the payment in full of the Secured Obligations shall have occurred, the Commitment shall have been terminated, the Warehouse Lending Agreement shall have terminated pursuant to its terms and each Residual Financing Agreement shall have been terminated pursuant to its terms, at which time the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Pledgee and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor, provided that if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Pledgee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or any other Person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Pledgor or any other Person or any substantial part of its property, or otherwise, this Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made. Upon request of the Pledgor following any such termination, the Pledgee shall deliver (at the sole cost and expense of the Pledgor) to the Pledgor any Collateral held by the Pledgee hereunder, and execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         (b) (i) In connection with a Sale of Contracts as provided in the Warehouse Lending Agreement, after (or contemporaneously with) receipt by Lender of any prepayment required in connection therewith pursuant to Section
3.03 of the Warehouse Lending Agreement, Pledgee agrees to execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

     (ii) Provided that no Borrowing Base Deficiency then exists, upon written request by Pledgor to release the Liens created hereby on one or more Ineligible Contracts, Pledgee agrees to execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Ineligible Contracts.

     (iii) If, as of any Business Day, the aggregate principal amount of (A) Class 1 Eligible Contracts which are delinquent thirty consecutive days or more (but not delinquent more than one hundred and nineteen (119) consecutive days) (in each case calculated on the basis of a 360 day year of twelve 30-day months) as of the last day of the Collection Period immediately preceding such Business Day (or for the first Collection Period, as of the initial Cut-Off Date) and/or (B)

Class 2 Eligible Contracts exceeds the aggregate principal amounts thereof permitted to be included in the Borrowing Base calculation (after giving effect to the application of the applicable Advance Rate(s) with respect thereto) as provided in the proviso of the definition of Borrowing Base in the Warehouse Lending Agreement (after giving effect to any and all releases hereunder on such day (other than pursuant to this clause (iii))), then Pledgor may, by written notice to Pledgee, release the Lien created hereunder on an aggregate principal amount of such Class 1 Eligible Contracts and Class 2 Eligible Contracts (after giving effect to the application of the applicable Advance Rates with respect thereto) up to the amount of such excess; PROVIDED that Pledgor must give its prior written consent (which consent shall not be unreasonably withheld) as to specifically which such Eligible Contracts are so released before such release becomes effective hereunder. In connection with any such release pursuant to the preceding sentence, Pledgee agrees to execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents reasonably necessary or desirable for such release.

     (iv) If as of any Business Day, the amount of the Borrowing Base (after giving effect to any and all releases hereunder on such day (other than pursuant to this clause (iv))) exceeds the Total Outstandings (after giving effect to all transactions on such day under the Warehouse Lending Agreement), then Pledgor may, by prior written notice to Pledgee, release the Lien created hereunder on an aggregate principal amount of Eligible Contracts (after giving effect to the application of the applicable Advance Rate(s) with respect thereto) up to the amount of such excess; PROVIDED that Pledgor must give its prior written consent (which consent shall not be unreasonably withheld) as to specifically which such Contracts are so released before such release becomes effective hereunder. In connection with any such release pursuant to the preceding sentence, Pledgee agrees to execute and deliver to the Pledgor (at the sole cost and expense of the Pledgor) all releases or other documents reasonably necessary or desirable for such release.

     Section 12. INTERPRETATION. In the event of a conflict between any term of this Agreement and the terms of any of the Warehouse Lending Agreement, the terms of the Warehouse Lending Agreement shall control.

     Section 13. NOTICES. All notices, requests and demands under this Agreement shall be given in accordance with Section 10.11 of the Warehouse Lending Agreement. Each of the Pledgor and the Pledgee may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section 14.

     Section 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

     Section 15. AMENDMENTS, WAIVERS, ETC. Neither this Agreement nor any terms hereof may be amended, modified or otherwise supplemented except in writing signed by the parties hereto. In the case of any waiver of an Event of Default or RF Event of Default, any such Event of Default or RF Event of Default, as the case may be, waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or RF Event of Default, or impair any right consequent thereon.

         Section 16. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Pledgee in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies, powers or privileges hereunder or thereunder. The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

     Section 17. BENEFITS OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Pledgee.

     Section 18. HEADINGS DESCRIPTIVE. The headings of the sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

     Section 19. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

     SECTION 20. GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS PERSONALLY DELIVERED OR TRANSMITTED BY REGISTERED MAIL TO THE ADDRESS SET FORTH FOR NOTICES IN SECTION 10.11 OF THE WAREHOUSE LENDING AGREEMENT; PROVIDED THAT UPON ANY SUCH SERVICE BY REGISTERED MAIL THE SENDING PARTY SHALL, SIMULTANEOUSLY THEREWITH, SEND NOTICE OF SUCH SERVICE TO THE OTHER PARTY VIA FACSIMILE TRANSMISSION. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                          LONG BEACH ACCEPTANCE CORP.



                                          By: ____________________________
                                             Name: _______________________
                                             Title: ______________________

ACKNOWLEDGED AND AGREED AS OF
THE DATE HEREOF BY:

GREENWICH CAPITAL FINANCIAL
  PRODUCTS, INC., as Pledgee



By: ____________________________
  Name: ________________________
  Title: _______________________

                                                                       EXHIBIT M


                      CBT WIRE TRANSFER INSTRUCTIONS

                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                      HOUSTON, TEXAS, ABA #1130000609
                      CREDIT 7001163827800, ATTN: BILLIE
                      HANKEY,
                      MORTGAGE WAREHOUSE (713) 775-5471,
                      FURTHER CREDIT TO LONG BEACH
                      ACCEPTANCE CORP.
                      #00100916130

                                                                       EXHIBIT N

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE

January 30, 1998

Amount: U.S. $150,000,000

         FOR VALUE RECEIVED, LONG BEACH ACCEPTANCE CORP. (the "Borrower") unconditionally promises to pay on the Termination Date (as defined in the Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS (U.S. $150,000.000) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the Agreement.

         The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the Agreement.

         This Note is issued pursuant to the terms of the Warehouse Lending Agreement dated as of January 30, 1998, between Lender and Long Beach Acceptance Corp. (as amended from time to time, the "Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                        LONG BEACH ACCEPTANCE CORP.


                        By: ____________________________
                            Name:
                            Title:

                                                                       EXHIBIT 0

                              NOTICE OF BORROWING

[Date]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         In accordance with Section 2.03 of that certain Warehouse Lending Agreement, dated as of January 30, 1998 (as amended, modified or otherwise supplemented from time to time, the "Agreement"; the terms defined therein being used herein as defined therein), between Greenwich Capital Financial Products, Inc., as Lender, and the undersigned, as Borrower, the undersigned hereby requests a Loan in an aggregate principal amount equal to $___________, to be disbursed in the manner provided in the Agreement. Attached is a schedule setting forth all Contracts to be pledged in connection with the Borrowing requested hereby, together with all other information required pursuant to
Article IV of the Agreement.

         The undersigned hereby certifies that the following statements are true on the date hereof:

         (A) the representations and warranties contained in Article V of the Agreement are true and correct; and

         (B) no Default or Event of Default has occurred and is continuing.

                                  Very truly yours,

                                  Long Beach Acceptance
                                  Corp., Borrower

                                  By: _____________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT P

                [FORM OF OPINION OF COUNSEL TO BORROWER AND AMC]

                                January 30, 1998

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

     Re: Warehouse Lending Agreement, dated as of January 30, 1998, by and between Greenwich Capital Financial Products, Inc., as Lender, and LONG BEACH ACCEPTANCE CORP., AS BORROWER

Ladies and Gentlemen:

         We have acted as special counsel to Long Beach Acceptance Corp., a Delaware corporation ("Borrower") and Ameriquest Mortgage Company, a Delaware corporation ("AMC") in connection with the preparation, execution and delivery of:

         (a) the Warehouse Lending Agreement, dated as of January 30, 1998 (the "Loan Agreement"), by and among Greenwich Capital Financial Products, Inc. (the "Lender"), and Borrower;

         (b) the Security Agreement, dated as of January 30, 1998 (the "Security Agreement"), by and among Borrower, as pledgor, and Lender, as pledgee;

         (c)      the Note (as defined in the Loan Agreement); and

         (d) the Guarantee, dated January 30, 1998 (the "AMC Guarantee"), made by AMC in favor of Lender;

(the documents referred to in clauses (a) through (d), collectively, the "DELIVERED DOCUMENTS")

         This opinion is being furnished to Lender at the request of Borrower and AMC.

         In rendering the opinions set forth herein, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Delivered Documents, (ii) the articles of incorporation and by-laws of each of Borrower and AMC, each as in effect on the date hereof, (iii) resolutions of the boards of directors of each of Borrower and AMC relating to each of the Delivered Documents adopted on or prior to the date hereof, and (iv) such certificates of public officials and such other certificates, documents, records, and statements of officers and other representatives of Borrower and AMC and public officials as we have deemed appropriate or necessary as the basis for the opinions set forth below. As to certain facts material to the opinions expressed herein, we have relied upon, and assumed the accuracy of, (i) the representations and warranties contained in the Delivered Documents, and (ii) the certificates and other documents, records and statements referred to in the immediately preceding sentence. We have assumed the genuineness of all signatures (other than those of Borrower and AMC), the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. We have also assumed the due execution and delivery, pursuant to due authorization, by Lender of the Loan Agreement and the Security Agreement.

         We are admitted to the bar in the State of New York and we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the State of Delaware and the Federal securities laws of the United States.

         Based upon the foregoing, and subject to the qualifications and exceptions stated herein, we are of the opinion that:

         1. Each of Borrower and AMC (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
(b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except, with respect to the preceding clause (c), to the extent that the failure to be so qualified and in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property or condition (financial or otherwise) or prospects of Borrower or AMC (a "MATERIAL ADVERSE EFFECT").

         2. Borrower has the corporate power and authority to execute, deliver and perform each of the Loan Agreement, the Security Agreement and the Note, to borrow under the Loan Agreement and the Note, and to grant liens pursuant to the Security Agreement, and has taken all necessary corporate action to authorize such borrowing, the granting of such liens on the terms and subject to the conditions of the Security Agreement, and the execution, delivery and performance of each of the Loan Agreement, the Note and the Security Agreement. AMC has the corporate power and authority to execute, deliver and perform the AMC Guarantee, and has taken all necessary corporate action to authorize the execution, delivery and performance of the AMC Guarantee.

         3. No consent or authorization of, filing with or other act by or in respect of any governmental authority of or within the State of New York, the State of California or the State of Delaware is required in connection with the borrowing under the Loan Agreement and the Note or with the execution, delivery, performance, validity or enforceability of the Delivered

Documents, except for consents, authorizations and filings which have been obtained or made, as the case may be, and are in full force and effect.

         4. Each of the Loan Agreement, the Note and the Security Agreement has been duly executed and delivered on behalf of Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer of other similar laws relating to or affecting the rights of creditors and (ii) the application of general principles of equity (regardless of whether enforceability is considered in proceedings at law or in equity). The AMC Guarantee has been duly executed and delivered on behalf of AMC and constitutes a legal, valid and binding obligation of AMC, enforceable against AMC in accordance with its terms, subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors and (ii) the application of general principles of equity (regardless of whether enforceability is considered in proceedings at law or in equity). In addition, we express no opinion as to the enforceability of any provision in any of the Delivered Documents purporting to provide indemnification or contribution relating to matters under Federal or state securities laws.

         5. The execution, delivery and performance by each of Borrower and AMC of the Delivered Documents to which it is a party, the borrowing by Borrower under the Loan Agreement and the use of the proceeds thereof, and the granting of liens by Borrower pursuant to the Loan Documents, will not violate any Requirement of Law of the State of New York, the State of California or in respect of the General Corporation Law of the State of Delaware or Regulation G of the Board of Governors of the Federal Reserve System, or, to the best of our knowledge, any of the material terms or provisions of, or constitute a default under, any contracts or agreements listed on Schedule I or Schedule II attached hereto, with respect to which an officer of LBAC and an officer AMC, respectively, have represented are all the material contracts and agreements, other than the Delivered Documents, to which LBAC and AMC, respectively, is a party or by which Borrower or AMC is bound (collectively, the "SPECIFIED AGREEMENTS"), and will not result in, or require, the creation or imposition of any lien on any of either of their respective properties or revenues pursuant to any such Requirement of Law or Specified Agreement. As used herein "REQUIREMENT OF LAW" means the governing documents of Borrower or AMC, or any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon, Borrower or AMC or any of their respective properties or to which Borrower or AMC or any of their respective properties is subject.

         6. No litigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best of our knowledge, threatened by or against Borrower, AMC or any of their respective subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Delivered Documents or any of the transactions contemplated thereby, or (b) which would reasonably be expected to have a Material Adverse Effect.

         7. Borrower is not (a) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (b) a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8. The provisions of the Security Agreement are effective to create, in favor of Lender, a legal, valid and enforceable security interest as defined in the UCC in all right, title and interest of Borrower in the "Collateral" described therein.

         9. Upon (i) delivery to Lender or its nominee of the Collateral required to be delivered to it pursuant to the Delivery Documents, and (ii) the filing of financing statements in the form of Annex A as filed with the Secretary of State of New Jersey, the security interests created under the Security Agreement will constitute fully perfected first priority security interests in all right, title and interest of Borrower in the "Collateral" described therein which can be perfected by filing a financing statement under
Article 9 of the Uniform Commercial Code as in effect in the State of New York.

         10. The issuance of the Note and the AMC Guarantee to Lender pursuant to the Loan Agreement are not transactions requiring the registration of the Note or the AMC Guarantee under the Securities Act of 1933, as amended.

                                     * * *

         This opinion is rendered only to Lender is solely for its benefit in connection with the above transactions and may not be relied upon by Lender for any other purpose, relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                               Very truly yours,

                                                                       EXHIBIT Q

                           LONG BEACH ACCEPTANCE CORP.
                        QUARTERLY COMPLIANCE CERTIFICATE

I,              Senior Vice President - Finance of Long Beach Acceptance
Corp. hereby certify that the representations and warranties contained in
Article V of the Warehouse Lending Agreement (the "Agreement") dated as of January 30, 1998, between Long Beach Acceptance Corp. and Greenwich Capital Financial Products, Inc. are true and correct, that Long Beach Acceptance Corp. is in compliance with the covenants set forth in Articles VI and VII of the Agreement and that no Default or Event of Default (each as defined in the Agreement), and no event which with notice or lapse of time or both would become an Event of Default, has occurred and is continuing.

Dated:                             By: __________________________
                                   Name:

              ==================================================

                                 AMENDMENT NO. 1

                         Dated as of November 25, 1998

                                       to

                          WAREHOUSE LENDING AGREEMENT

                         Dated as of January 30, 1998

                                    between

                         LONG BEACH ACCEPTANCE CORP.,
                                  as Borrower

                                      and

                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                   as Lender

              ==================================================

    AMENDMENT NO. 1, dated as of November 25, 1998 (the "AMENDMENT"), to the Warehouse Lending Agreement, dated as of January 30, 1998 (the "WAREHOUSE AGREEMENT"), between Long Beach Acceptance Corp., a Delaware corporation, as borrower (the "BORROWER"), and Greenwich Capital Financial Products, Inc., as lender (the "LENDER").

                              W I T N E S S E T H

    WHEREAS, the Borrower and the Lender have entered into the Warehouse Agreement for the purpose of the financing by the Lender of the purchase and/or origination by the Borrower of certain motor vehicle retail installment sale contracts;

    WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Warehouse Agreement as set forth in this Amendment; and

    WHEREAS, Section 10.02 of the Warehouse Agreement permits the amendment thereof by the Borrower and the Lender.

    NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

    SECTION 1.  DEFINED TERMS.

    For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Warehouse Agreement.

    SECTION 2.  THE AMENDMENT.

        (a) The definition of "Lockbox Account" is hereby amended and restated in its entirety to read as follows:

             "LOCKBOX ACCOUNT" means the account or accounts designated as such, established and maintained pursuant to Section 3.10(b).

        (b) The first and second sentences of Section 3.10(b) are hereby amended and restated in their entireties to read as follows:

        Borrower has established (i) an Eligible Deposit Account at CBT entitled "Long Beach Acceptance Corp., Chase Bank of Texas Agent Account -- Auto Loan Programs," account number 00100916395, and
        (ii) an Eligible Deposit Account at Bank of America National Trust and Savings Association entitled "Long Beach Acceptance Corp., Chase Bank of Texas Agent Account --

        Auto Loan Programs," account number 14572-02900, and may from time to time, with Lender's prior written consent, establish additional or substitute Eligible deposit Accounts to be reflected on a revised Schedule D to be prepared by Borrower and delivered to Lender (all such accounts, collectively, the "Lockbox Account"), into which all Scheduled Payments actually collected and other amounts received from Obligors or other sources on or in respect of the Contracts shall be deposited and cleared. The Lockbox Account has been established and maintained in accordance with the Lockbox Agreement and shall at all times consist of one or more Eligible Deposit Accounts.

        (c) Schedule D is hereby amended and restated in its entirety to read as follows:

                                                                     SCHEDULE D

                                LOCKBOX SCHEDULE

CBT LOCKBOX

CBT Lockbox Number 910373
Long Beach Acceptance Corp.

Lockbox Address: P.O. Box 910373
                 Dallas, Texas 75391-0373

Lockbox Account#: 0010-091-6395
ABA#: 113-000-609

BANK OF AMERICA LOCKBOX

Bank of America Lockbox Number: 60570
Long Beach Acceptance Corp.

Lockbox Address: P.O. Box 60570
                 Los Angeles, California 90060-0570

Lockbox Account#: 14572-02900
ABA#: 121-000-358

ADDITIONAL LOCKBOX(ES)

To Be Updated By Lender and Borrower

         SECTION 3. EFFECT OF AMENDMENT.

         This Amendment to the Warehouse Agreement shall be effective and the Warehouse Agreement shall be deemed to be modified and amended in accordance herewith upon the execution and delivery of this Amendment on behalf of each of the parties hereto. This Amendment, once effective, shall be effective as of the date first set forth above. The respective rights, limitations, obligations, duties, liabilities and immunities of the Borrower and the Lender shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Warehouse Agreement for any and all purposes. The Warehouse Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

         SECTION 4. GOVERNING LAW.

         THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS,
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

         SECTION 5. SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

         SECTION 6. BINDING EFFECT.

         The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         SECTION 7. THIRD PARTY BENEFICIARIES.

         The parties to this amendment hereby manifest their intent that no third party shall be deemed to be a third party beneficiary of this Amendment.

         SECTION 8. SECTION HEADINGS.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. COUNTERPARTS.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                        LONG BEACH ACCEPTANCE CORP.,
                                        as Borrower


                                        By: /s/ George S. Ginsberg
                                           --------------------------------
                                        Name:  George S. Ginsberg
                                        Title: Executive Vice President



                                        GREENWICH CAPITAL FINANCIAL
                                        PRODUCTS, INC., as Lender


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                        LONG BEACH ACCEPTANCE CORP.,
                                        as Borrower


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:



                                        GREENWICH CAPITAL FINANCIAL
                                        PRODUCTS, INC., as Lender


                                        By: /s/ Jere P. Dieck
                                           --------------------------------
                                        Name:  Jere P. Dieck
                                        Title: Vice President

                                AMENDMENT NO. 2

                         Dated as of December 16, 1998

                                       to

                          WAREHOUSE LENDING AGREEMENT

                          Dated as of January 30, 1998

                                    between

                          LONG BEACH ACCEPTANCE CORP.,
                                  as Borrower

                                      and

                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                   as Lender

     AMENDMENT NO. 2, dated as of December 16, 1998 (the "AMENDMENT"), to the Warehouse Lending Agreement, dated as of January 30, 1998 (as amended as of the date hereof, the "WAREHOUSE AGREEMENT"), between Long Beach Acceptance Corp., a Delaware corporation, as borrower (the "BORROWER"), and Greenwich Capital Financial Products, Inc., as lender (the "LENDER").

                              W I T N E S S E T H

     WHEREAS, the Borrower and the Lender have entered into the Warehouse Agreement for the purpose of the financing by the Lender of the purchase and/or origination by the Borrower of certain motor vehicle retail installment sale contracts;

     WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Warehouse Agreement as set forth in this Amendment; and

     WHEREAS, Section 10.02 of the Warehouse Agreement permits the amendment thereof by the Borrower and the Lender.

     NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     SECTION 1. DEFINED TERMS.

     For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Warehouse Agreement.

     SECTION 2. THE AMENDMENT.

     (a) The following definition of "Deficient Liquidated Contract" is hereby added following the definition of "Default":

          "DEFICIENT LIQUIDATED CONTRACT" means a Liquidated Contract with respect to which Borrower has repossessed and disposed of the related Financed Vehicle, or with respect to which the Financed Vehicle has suffered a total loss through casualty, confiscation or other cause, and following the application of the Recoveries received by Borrower as a result of the repossession and disposition or other loss of such Financed Vehicle, the Principal Balance of such Liquidated Contract remains in excess of zero.

     (b) The third sentence of Section 9.02 is hereby amended and restated in its entirety:

     Borrower may grant extensions, rebates or adjustments on a Contract in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself and others, but shall not modify the original due dates of the Scheduled Payments on any Contract other than (i) in accordance with the Payment Deferment and Due Date Change Policies, (ii) with respect to a Deficient Liquidated Contract and (iii) with the prior written consent of Lender, with respect to any other Liquidated Contract.

     (c) The fifth sentence of Section 9.02 is hereby amended and restated in its entirety:

     Borrower shall not agree to any alteration of the interest rate on any Contract except (i) where obligated by law (e.g., the Soldiers' and Sailors' Civil Relief Act of 1940, as amended), (ii) as permitted by the Payment Deferment and Due Date Change Policies, (iii) with respect to a Deficient Liquidated Contract or (iv) with the prior written consent of Lender, with respect to any other Liquidated Contract.

     (d)  Section 9.06(a) is hereby amended and restated in its entirety:

     Borrower shall not release the Financed Vehicle securing any Contract from the Security Interest granted by such Contract in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or other liquidation of such Financed Vehicle, nor shall Borrower impair the rights of Lender in such Contract, nor shall Borrower increase the number of scheduled payments due under a Contract except (i) in conformity with the Payment Deferment and Due Date Change Policies, (ii) with respect to a Deficient Liquidated Contract, (iii) with the prior written consent of Lender, with respect to any other Liquidated Contract, or (iv) as otherwise required by law.

     (e) Paragraph (xiii) of Schedule B is hereby amended and restated in its entirety to read as follows:

     INSURANCE. Borrower, in accordance with its customary procedures, determined at acquisition thereof that the Obligor has obtained physical damage insurance covering the Financed Vehicle and under the terms of the Contract the obligor is required to maintain such insurance and Borrower obtained a vendor's single interest damage insurance policy as required by the Underwriting Guidelines and such policy is in full force and effect, unless the

     Lender has given its prior written consent to Borrower allowing Borrower to no longer obtain or maintain any such policy.

     (f) Paragraph (xxi) of Schedule B is hereby amended and restated in its entirety to read as follows:

     LOCATION OF CONTRACT FILES. The Contract Files are maintained either in hard copy or in an electronic format at one or more of the locations listed in Schedule C.

     (g) The eleventh item listed in Exhibit H under the heading "Payment Deferment Policy" is hereby amended and restated in its entirety to read as follows:

     As of January 1, 1999 and the first day of each calendar quarter thereafter, the aggregate number of Contracts the terms of which have been extended during the preceding calendar quarter shall not exceed 4% of the number of Contracts at the beginning of such preceding calendar quarter.

     SECTION 3. EFFECT OF AMENDMENT.

     This Amendment to the Warehouse Agreement shall be effective and the Warehouse Agreement shall be deemed to be modified and amended in accordance herewith upon the execution and delivery of this Amendment on behalf of each of the parties hereto. This Amendment, once effective, shall be effective as of the date first set forth above. The respective rights, limitations, obligations, duties, liabilities and immunities of the Borrower and the Lender shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Warehouse Agreement for any and all purposes. The Warehouse Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

     SECTION 4. GOVERNING LAW.

     THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

     SECTION 5. SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

     SECTION 6. BINDING EFFECT.

     The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     SECTION 7. THIRD PARTY BENEFICIARIES.

     The parties to this Amendment hereby manifest their intent that no third party shall be deemed to be a third party beneficiary of this Amendment.

     SECTION 8. SECTION HEADINGS.

     The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 9. COUNTERPARTS.

     This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                        LONG BEACH ACCEPTANCE CORP.,
                                        as Borrower

                                        By: /s/ Michael J. Pankey
                                           -----------------------------
                                        Name: Michael J. Pankey
                                        Title: Vice President-Finance




                                        GREENWICH CAPITAL FINANCIAL
                                        PRODUCTS, INC., as Lender


                                        By:
                                           -----------------------------
                                        Name:
                                        Title:



Agreed and Accepted:

AMERIQUEST MORTGAGE COMPANY


By:
   -----------------------------
Name:
Title:

                       ==================================


                                AMENDMENT NO. 3

                        Dated as of September 1, 1999

                                      to

                         WAREHOUSE LENDING AGREEMENT

                         Dated as of January 30, 1998

                                   between

                         LONG BEACH ACCEPTANCE CORP.,
                                 as Borrower

                                      and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                   as Lender


                       ==================================

     AMENDMENT NO. 3, dated as of September 1, 1999 (the "AMENDMENT"), to the Warehouse Lending Agreement, dated as of January 30, 1998 (as amended as of the date hereof, the "WAREHOUSE AGREEMENT"), between Long Beach Acceptance Corp., a Delaware corporation, as borrower (the "BORROWER"), and Greenwich Capital Financial Products, Inc., as lender (the "Lender").

                               W I T N E S S E T H

     WHEREAS, the Borrower and the Lender have entered into the Warehouse Agreement for the purpose of the financing by the Lender of the purchase and/or origination by the Borrower of certain motor vehicle retail installment sale contracts;

     WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Warehouse Agreement as set forth in this Amendment; and

     WHEREAS, Section 10.02 of the Warehouse Agreement permits the amendment thereof by the Borrower and the Lender.

     NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     SECTION 1.  DEFINED TERMS.

     For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Warehouse Agreement.

     SECTION 2. THE AMENDMENT.

         (a) The first sentence of Section 3.15 is hereby amended and restated in its entirety to read as follows:

         On each Payment Determination Date, Borrower shall (i) transfer or cause to be transferred from the Payahead Account to the Collection Account the Payahead Balance, if any, with respect to Contracts which became Ineligible Contracts during the related Collection Period and (ii) deposit or cause to be deposited in the Collection Account the aggregate remaining amounts required to be paid to Lender with respect to each such Ineligible Contracts (after taking into account any such Payahead Balance transfer).

         (b) Exhibit G is hereby amended and restated in its entirety to read as follows:

                          PAYMENT APPLICATION PROCEDURES

LOCKBOX

Regardless of loan type, negotiable, unrestricted and identifiable remittances received at the Lockbox are applied first to outstanding delinquent installments, paying interest and principal. If after application to outstanding delinquent installments at least 95% of a full payment remains, the excess is applied to future installments, advancing the next due date. If after application to outstanding delinquent installments less than 95% of a full payment remains, the excess is applied to unpaid late charges and miscellaneous fees. If after application to unpaid late charges and miscellaneous fees any excess remains, the excess is applied to future installments.

Single remittances, totaling three times the regular monthly installment or $2,500, whichever is less, are considered exception payments and referred to the Borrower for review and manual application in-house.

Non-negotiable or restricted remittances of any amount are referred to the Borrower for review and manual application in-house.

Unidentified remittances of less than $2,500 are deposited as unapplied suspense and photocopies of the remittance are forwarded to the Borrower for further research and manual application in-house.

WESTERN UNION

Regardless of loan type, Western Union electronic direct-deposit Quick Collect payments are applied first to outstanding delinquent installments, paying interest and principal. If after application to outstanding delinquent installments at least 95% of a full payment remains, the excess is applied to future installments, advancing the next due date. If after application to outstanding delinquent installments less than 95% of a full payment remains, the excess is applied to unpaid late charges and miscellaneous fees. If after application to unpaid late charges and miscellaneous fees any excess remains, the excess is applied to future installments.

IN-HOUSE

Regardless of loan type, funds received directly at the Borrower from the customer or forwarded from the Lockbox will be applied first to outstanding delinquent installments, paying interest and principal, unless indicated otherwise by an authorized servicing representative of the Borrower. If after application to outstanding delinquent installments at least 95% of a full payment remains, the excess is applied to future installments, advancing the next due date. If after application to outstanding delinquent installments less than 95% of a full payment remains, the excess is applied to unpaid late charges and miscellaneous fees. If after application to unpaid late charges and miscellaneous fees any excess remains, the excess is applied to future installments.

If so indicated by an authorized servicing representative of the Borrower, funds received directly at the Borrower from the customer may from time to time be applied to the customer accounts as fees collected in the course of servicing as permitted by the Payment Deferment and Due Date Change Policies.

Any refunded portion of extended warranty protection plan costs or of physical damage, credit life or disability insurance premiums included in the Amount Financed (otherwise referred to as Rebates), will be applied to the customer accounts as a principal reduction without advancing the due date.

Any settlement proceeds received as the result of an insured total loss claim will be applied to the customer accounts as a principal reduction without advancing the due date, or in the event that such settlement proceeds are sufficient to fully satisfy the outstanding receivable balance, such proceeds will be applied as a payoff to the customer accounts.

DAILY SIMPLE INTEREST LOAN TYPES

All funds, including principal, interest, late charges, miscellaneous fees, Rebates and proceeds which have been applied to the customer accounts, will be passed through to the appropriate collection account(s) within 48 hours of posting. Those same funds, including funds which have advanced the due date beyond the current month, will be passed through to the Lender with their monthly distribution for the current collection period.

PRECOMPUTED ACTUARIAL AND RULE OF 78s LOAN TYPES

All funds, including principal, interest, late charges, miscellaneous fees, Rebates and proceeds which have been applied to the customer accounts, will be passed through to the appropriate collection account(s) within 48 hours of posting. After application to Scheduled Payments due, late charges and miscellaneous fees, any remaining excess funds will be categorized as follows:

Payahead Funds: Funds applied to the customer accounts that have advanced the date next due and that will be passed through to the Lender when they become Scheduled Payments due.

Payable Funds: Funds applied to the customer accounts that have not advanced the date next due, such as Rebates or proceeds, which were not intended to be applied as Scheduled Payments due.

Payahead and Payable Funds received from or on behalf of the obligor will be held in the Collection Account or the Payahead Account until such time that they become due.

On the distribution date, all actually collected Scheduled Payments due and any Payahead or Payable Funds applied to customer accounts that have been closed or charged off in the current month will be passed through to the Lender for the current collection period. The Borrower will, upon request, supply the Lender with an analysis of funds paid in advance.

INVOICING

All customers, regardless of loan type, will receive monthly statements showing the effect of the excess funds to the scheduled payments due. The statements will reflect $0.00 due for the current monthly installment if the date next due was advanced, until such time that a current monthly installment is due.

         (c) Exhibit H is here by amended and restated in its entirety to read as follows:

                           PAYMENT DEFERMENT POLICY

- Borrower may grant a payment deferment provided that the deferment period does not exceed 1 month (2 months if 12 or more payments have been made and if the deferment is granted in writing by the President, or an Executive Vice President, or the National Collections Manager, or a Regional Manager).

- Not more than 1 deferment event (which may consist of a 2 month deferment according to the exceptions included in the policy) may be granted during any 12-month period.

- The aggregate of all deferment periods during the term of a Contract may not exceed the lesser of 8 months or 50% of the weighted average life of the original term of the Contract (including deferments granted both before and after the related Cut-Off Date).

-    At least 6 payments must be made before a deferment may be granted.

-    A request for a deferment must be made in writing.

- The deferment must bring the account current, so that after the deferment is processed no payment is then due.

- Except as otherwise set forth in this policy, deferments must be granted in writing by the Collection Manager or someone of equal or higher rank.

- A deferment fee will be collected for each deferment if allowed by applicable law and may be waived or deferred only by the President, or an Executive Vice President, or the National Collections Manager, or a Regional Manager; PROVIDED, HOWEVER, that no deferment will be granted unless the Borrower believes in good faith that the account probably would default in the reasonably foreseeable future if a deferment is not approved.

                    GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE

January 26, 2000

Amount:  U.S. $165,000,000

         FOR VALUED RECEIVED, LONG BEACH ACCEPTANCE CORP. (the "Borrower") unconditionally promises to pay on the Termination Date (as defined in the Warehouse Lending Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of ONE HUNDRED SIXTY FIVE MILLION DOLLARS (U.S. $165,000,000) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the Warehouse Lending Agreement, and to pay interest thereon from January 30, 1998 until this Note is repaid in like money at the rates per annum and in the manner set forth in the Warehouse Lending Agreement.

         The principal of and interest on this Note shall be payable in immediately available fund without set-off or counterclaim in the manner set forth in the Warehouse Lending Agreement.

         This Note is issued pursuant to the terms of the Warehouse Lending Agreement dated as of January 30, 1998, Between Lender and Borrower (as amended by Amendment No. 1 thereto dated as of November 25, 1998, Amendment No. 2 thereto dated as of December 16, 1998 and the Renewal and Amendment Agreement dated as of January 29, 1999, and as otherwise amended, supplemented or modified prior to the date hereof, the "Loan Agreement"), as further amended and renewed by the Renewal and Amendment Agreement No. 2 dated as of January 26, 2000 (the "Second Renewal Agreement") between Lender and Borrower (the Loan Agreement, as amended and renewed by the Second Renewal Agreement, is referred to herein as the "Warehouse Lending Agreement"), and is subject to the terms of the Warehouse Lending Agreement and is entitled to the benefits therein provided.

         Upon the occurrence of an Event of Default (as defined in the Warehouse Lending Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Warehouse Lending Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                       LONG BEACH ACCEPTANCE CORP.


                                       By:  /s/ George S. Ginsberg
                                           -------------------------
                                           Name:   George S. Ginsberg
                                           Title:  Executive Vice President

                     GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                 PROMISSORY NOTE


February 2, 2001

Amount: U.S. $200,000,000.00

FOR VALUED RECEIVED, LONG BEACH ACCEPTANCE CORP. (the "Borrower") unconditionally promises to pay on the Termination Date (as defined in the Warehouse Lending Agreement referred to below) to the order of Greenwich Capital Financial Products, Inc. (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of TWO HUNDRED MILLION DOLLARS (U.S. $200,000,000.00) or, if less, the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the Warehouse Lending Agreement and to pay interest thereon from January 30, 1998 until this Note is repaid in like money at the rates per annum and in the manner set forth in the Warehouse Lending Agreement.

The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the Warehouse Lending Agreement.

This Note is issued pursuant to the terms of the Warehouse Lending Agreement dated as of January 30, 1998, between Lender and Borrower (as amended by Amendment No. 1 thereto dated as of November 25, 1998, Amendment No. 2 thereto dated as of December 16, 1998, the Renewal and Amendment Agreement dated as of January 29, 1999, Amendment No. 3 to Warehouse Lending Agreement dated as of September 1, 1999, the Renewal and Amendment Agreement No. 2 dated as of January 26, 2000 and the Lender Agreement dated January 25, 2001, and as otherwise amended, supplemented or modified prior to the date hereof, the "Loan Agreement"), as further amended and renewed by the Renewal and Amendment Agreement No. 3 dated as of February 2, 2001 (the "Third Renewal Agreement") between Lender and Borrower (the Loan Agreement, as amended and renewed by the Third Renewal Agreement and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is referred to herein as the "Warehouse Lending Agreement"), and is subject to the terms of the Warehouse Lending Agreement and is entitled to the benefits therein provided.

Upon the occurrence of an Event of Default (as defined in the Warehouse Lending Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Warehouse Lending Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                       LONG BEACH ACCEPTANCE CORP.


                                       By:  /s/ Michael J. Pankey
                                           -------------------------
                                           Name:   Michael J. Pankey
                                           Title:  Chief Financial Officer

                                                                  EXECUTION COPY



                            AMENDMENT AGREEMENT NO. 4

     This AMENDMENT AGREEMENT NO. 4, dated as of September 30, 2001 (this "FOURTH AMENDMENT AGREEMENT"), is made by and between Greenwich Capital Financial Products, Inc., a Delaware corporation ("LENDER"), and Long Beach Acceptance Corp., a Delaware corporation ("BORROWER").

                                   WITNESSETH:

     WHEREAS, Borrower and Lender are parties to that certain Warehouse Lending Agreement dated as of January 30, 1998 (as amended by Amendment No. 1 thereto dated as of November 25, 1998, Amendment No. 2 thereto dated as of December 16, 1998, the Renewal and Amendment Agreement dated as of January 29, 1999, Amendment No. 3 to Warehouse Lending Agreement dated as of September 1, 1999, the Renewal and Amendment Agreement No. 2 dated as of January 26, 2000, the Letter Agreement dated January 25, 2001, and the Renewal and Amendment Agreement No. 3 dated as of February 2, 2001, and as otherwise amended, supplemented or modified prior to the date hereof, the "LOAN AGREEMENT"), whereby Lender has agreed to make certain loans to Borrower, which loans are secured by, among other things, certain automobile retail installment contracts owned by Borrower, as provided in the Loan Agreement and the other agreements entered into in connection with the Loan Agreement (collectively, the "LOAN FACILITY"); and

     WHEREAS, Lender and Borrower wish to amend certain provisions of the Loan Facility.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, including by way of reference to any other documents or agreements.

2.   AMENDMENTS.

     (a) Section 1.01. DEFINITIONS.

     The following definition of "Advance Rate" is hereby amended and restated in its entirety to read as follows:

         `"Advance Rate" means (i) with respect to Class 1 Eligible Contracts, initially ninety seven percent (97%), (ii) with respect to Class 2 Eligible Contracts, fifty percent (50%), and (iii) with respect to any Ineligible Contract, zero percent (0%); PROVIDED, HOWEVER, with respect to Class 1 Eligible Contracts, if at any date of determination (a) the then applicable Advance Rate is greater than or less than (b) the anticipated Net Securitization Proceeds Percentage, then the Advance Rate with respect to Class 1 Eligible Contracts shall be modified, as provided in Section 3.03(e), to such anticipated Net Securitization Proceeds Percentage; PROVIDED, FURTHER, that the Advance Rate with respect to Class 1 Eligible Contracts shall not exceed 97%';

     (b) Section 2.01(a) is hereby amended and restated in its entirety to read as follows:

         "(a) Lender agrees, upon the terms and subject to the conditions and relying upon the representations and warranties set forth in the Loan Agreement, to make one or more loans (each, a "Committed Loan" and, together, the "Committed Loans") to Borrower up to a maximum principal amount at any one time outstanding of ONE HUNDRED SEVENTY FIVE MILLION DOLLARS (U.S. $175,000,000) (the "Commitment") during the Commitment Period. Lender may in its sole and absolute discretion, but shall not be obligated to, and upon the terms and subject to the conditions and relying upon the representations and warranties set forth in the Loan Agreement, make one or more additional loans to Borrower on an uncommitted basis (each, an "Uncommitted Loan" and, together, the "Uncommitted Loans") up to a maximum principal amount at any one time outstanding of TWENTY FIVE MILLION DOLLARS (U.S. $25,000,000) (the "Uncommitted Amount") during any Uncommitted Loan Availability Period. For the avoidance of doubt, Lender shall have no obligation whatsoever to make any Uncommitted Loan to Borrower unless Lender, in its sole and absolute discretion, decides to make such Uncommitted Loan. As used herein, each Committed Loan or Uncommitted Loan is referred to as a "Loan" and all Committed Loans and Uncommitted Loans are referred to collectively as the "Loans."

3. EXPENSES. Borrower shall pay to Lender, on demand, any and all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Lender in connection with the preparation, execution, delivery and performance of this Fourth Amendment Agreement and the Loan Agreement.

4. CONFIRMATION OF LOAN AGREEMENT AND SECURITY AGREEMENT; BORROWER REPRESENTATIONS.

     (a) Except as expressly amended hereby, all of the terms of the Loan Agreement and the Note shall remain in full force and effect and are hereby ratified and confirmed in all respects;

     (b) All of the terms of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects;


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

     (c) All presently outstanding and new Loans made under the Loan Agreement including, without limitation, all presently outstanding Loans made under the Loan Agreement (in each case together with accrued interest thereon pursuant to the terms of the Loan Agreement) shall constitute "Obligations" under the Loan Agreement; and all "Obligations" under the Loan Agreement shall constitute "Secured Obligations" under the Security Agreement;

     (d) Borrower hereby represents and warrants to Lender that (i) Borrower has the requisite power and authority, and legal right, to execute and deliver this Fourth Amendment Agreement and to perform its obligations under this Fourth Amendment Agreement, the Loan Agreement and the Note, (ii) Borrower has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Forth Amendment Agreement and the performance of its obligations under this Fourth Amendment Agreement, the Loan Agreement and the Note, (iii) this Fourth Amendment Agreement has been duly executed and delivered by Borrower, (iv) each of this Fourth Amendment Agreement, the Loan Agreement and the Note constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v), after giving effect to this Fourth Amendment Agreement, no Default or Event of Default has occurred and is continuing;

     (e) Each representation and warranty contained in the Loan Agreement (as modified by this Fourth Amendment Agreement, if applicable) is true and correct and is hereby restated and affirmed; and

     (f) Each covenant contained in the Loan Agreement (as modified by this Fourth Amendment Agreement, if applicable) is hereby restated and affirmed.

5. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Fourth Amendment Agreement, the Loan Agreement and the Note.

6. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in the Loan Agreement, the provisions and definitions of this Fourth Amendment Agreement shall control.

7. GOVERNING LAW. THIS FOURTH AMENDMENT AGREEMENT AND THE LOAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. SEVERABILITY. Any provision of this Fourth Amendment Agreement, the Loan Agreement or any other Loan Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or


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

thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

9. ENTIRE AGREEMENT. This Fourth Amendment Agreement, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Fourth Amendment Agreement, the Loan Agreement and the other Loan Documents. Nothing in this Fourth Amendment Agreement, the Loan Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Fourth Amendment Agreement, the Loan Agreement or the other Loan Documents.

10. BINDING EFFECT. This Fourth Amendment Agreement, the Loan Agreement and the other Loan Documents shall be binding upon and shall be enforceable by Borrower and Lender and their respective successors and permitted assigns.

11. COUNTERPARTS. This Fourth Amendment Agreement may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.







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


     IN WITNESS WHEREOF, Lender and Borrower have caused this Fourth Amendment Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.

                                                LONG BEACH ACCEPTANCE CORP.,
                                                  as Borrower

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                                GREENWICH CAPITAL FINANCIAL
                                                PRODUCTS, INC.,
                                                  as Lender

                                                By:_____________________________
                                                   Name:
                                                   Title:


AGREED AND ACCEPTED

AMERIQUEST MORTGAGE COMPANY



By:________________________________
   Name:
   Title:






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